UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Fund Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          October 31, 2010

Date of reporting period:         April 30, 2010


ITEM 1.  REPORT TO SHAREHOLDERS
===============================

                                                     WELLS FARGO ADVANTAGE FUNDS

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(GRAPHIC)

SEMI-ANNUAL REPORT
April 30, 2010

WELLS FARGO ADVANTAGE SPECIALTY FUNDS(SM)

-    SPECIALIZED FINANCIAL SERVICES FUND

-    SPECIALIZED TECHNOLOGY FUND

REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
Specialized Financial Services Fund .......................................    6
Specialized Technology Fund ...............................................    8
FUND EXPENSES .............................................................   10
PORTFOLIO OF INVESTMENTS
Specialized Financial Services Fund .......................................   12
Specialized Technology Fund ...............................................   14
FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   17
Statements of Operations ..................................................   18
Statements of Changes in Net Assets .......................................   19
Financial Highlights ......................................................   22
NOTES TO FINANCIAL STATEMENTS .............................................   26
OTHER INFORMATION .........................................................   33
LIST OF ABBREVIATIONS .....................................................   38

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO
INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE COOKE & Bieler value funds.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 100 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 Enhanced and renamed the WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) to the WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE SEMI-ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $170 BILLION IN ASSETS UNDER MANAGEMENT, AS OF APRIL 30, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Value Fund
Intrinsic Small Cap Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT Index Asset Allocation Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES
     TARGET DATE FUNDS(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE SEMI-ANNUAL REPORT.

                    2 Wells Fargo Advantage Specialty Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

ECONOMIC GROWTH WAS STRONG THROUGHOUT THE SIX-MONTH PERIOD AS THE ECONOMIC RECOVERY APPEARED TO GAIN MOMENTUM.

Dear Valued Shareholder,

We are pleased to provide you with this semi-annual report for the Wells Fargo Advantage Specialty Funds for the six-month period that ended April 30, 2010. The period brought additional signs of economic improvement, continuing to support a strong rally in the financial markets after the severe downturn in 2008 and early 2009. We believe that the continued advance in the financial markets during the six-month period underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing potential periods of strong recovery.

ECONOMIC GROWTH TURNED POSITIVE AFTER SEVERE CONTRACTION.

Economic growth was strong throughout the six-month period as the economic recovery appeared to gain momentum. Gross Domestic Product (GDP) growth was 3.2% in the first quarter of 2010 and 5.6% in the fourth quarter of 2009, the strongest six-month period since the second half of 2003. GDP had returned to positive growth in the third quarter of 2009, following four consecutive quarters of contraction for the first time in at least 60 years. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. However, with much of the growth attributable to government stimulus, questions remained over the sustainability of the recovery. By the end of the six-month period, the National Bureau of Economic Research had not declared an official end to the recession.

PAYROLL GROWTH RESUMED, THOUGH THE UNEMPLOYMENT RATE REMAINED HIGH.

Employment data turned positive during the six-month period, a welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 290,000 jobs in April 2010, the most in four years. A large increase in the labor force caused the unemployment rate to rise slightly to 9.9% in April from 9.7% in March, as improvement in the job market caused previously discouraged workers to begin seeking employment. The jobless rate peaked at 10.1% in October 2009--its highest level in more than 25 years. Other encouraging news in April included increases in temporary jobs, average hours worked, average hourly earnings, and manufacturing employment. Still, more than 8 million jobs were lost during the recession, and the number of long-term unemployed--those out of work for 27 weeks or longer--continued to increase, ending the period at 6.7 million.

Other economic data continued to show additional signs of improvement. Industrial production, manufacturing, and consumer sentiment had all improved significantly as the six-month period came to a close. Retail sales strengthened significantly during the period, with particular strength in March. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in many areas of the country--spurred in part by the government's $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

                    Wells Fargo Advantage Specialty Funds 3


Letter to Shareholders

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the six-month period, indicating that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate at the 0% to 0.25% range that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC's final statement during the six-month period noted that economic activity continued to strengthen, the labor market had begun to improve, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

FINANCIAL MARKETS CONTINUED TO ADVANCE ON THE SIGNS OF ECONOMIC IMPROVEMENT.

The strong rally in the equity markets continued during the six-month period. The advance was interrupted only briefly by modest corrections in October 2009 and January 2010, due primarily to concerns about sovereign debt, with particular focus on Greece. The euro weakened significantly against the U.S. dollar as the European Union continued to debate potential support plans for Greece throughout the period.

Despite the macroeconomic concerns, strong corporate earnings reports throughout the six-month period provided support for the equity markets to continue to move higher. Approximately three-quarters of the companies in the S&P 500 Index exceeded analysts' earnings estimates each quarter from the third quarter of 2009 through the first quarter of 2010. Other than brief spikes in late October and early January, market volatility, as measured by the Chicago Board Options Exchange Volatility Index, declined over the course of the six-month period.

Among major stock-market indices, the S&P 500 Index gained 15.7% during the six-month period, and the Dow Jones Industrial Average rose 13.3%. The tech-heavy NASDAQ Composite Index advanced 20.3% and the S&P North American Technology Index gained 16.2%, as information technology remained one of the strongest-performing sectors. The S&P 500 Financials Index gained 15.8% as companies across the sector continued to see increasing stabilization during the six-month period.

Over the six-month period, small cap stocks moderately led mid cap stocks and outpaced large cap stocks, as measured by the Russell indices. The Russell 2000(R) Index of small cap stocks gained 24.3%, the Russell Midcap(R) Index rose 21.2%, and the Russell 1000(R) Index of large cap stocks advanced 13.5%. Among investment styles, value outperformed growth across the capitalization spectrum.

STRONG CORPORATE EARNINGS REPORTS THROUGHOUT THE SIX-MONTH PERIOD PROVIDED SUPPORT FOR THE EQUITY MARKETS TO CONTINUE TO MOVE HIGHER.

                    4 Wells Fargo Advantage Specialty Funds


                                                          Letter to Shareholders

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

The six-month period that ended April 30, 2010, saw a continued advance in the equity markets and a welcome reprieve from the volatility of 2008 and early 2009. The sustained rebound in market performance that began in early 2009 underscores the importance of maintaining focus on long-term investment goals through periods of volatility, so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS(R) offers investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of asset classes and investment styles.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
-------------------------------------
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     6 Wells Fargo Advantage Specialty Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO FUND MANAGERS

Allen J. Ayvazian
Allen Wisniewski, CFA

FUND INCEPTION

July 2, 1962

TEN LARGEST EQUITY HOLDINGS (1)
(AS OF APRIL 30, 2010)

JPMorgan Chase & Co.                 12.66%
Bank of America Corp.                 6.98%
U.S. Bancorp                          5.98%
Goldman Sachs Group, Inc.             5.34%
PNC Financial Services Group, Inc.    4.31%
MetLife, Inc.                         3.72%
American Express Co.                  3.69%
Citigroup, Inc.                       3.49%
Prudential Financial, Inc.            3.26%
Capital One Financial Corp.           3.24%

INDUSTRY DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                   (PIE CHART)

Conglomerates                                                  (1%)
Depository Institutions                                       (49%)
Insurance Carriers                                            (22%)
Non-Depository Credit Institutions                             (8%)
Real Estate Investment Trusts                                  (4%)
Security & Commodity Brokers, Dealers, Exchanges & Services   (16%)

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Industry distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

                     Wells Fargo Advantage Specialty Funds 7


Performance Highlights

           WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF APRIL 30, 2010)

                                Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                         ------------------------------------   ------------------------------------   -----------------
                         6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(3)   Net(4)
                         --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (SIFEX)             8.61     38.15    (8.00)   (0.90)     15.23     46.57    (6.91)   (0.31)     1.68%     1.35%
Class B (SIFBX)**           9.47     40.60    (8.12)   (0.89)     14.47     45.60    (7.56)   (0.89)     2.44%     2.10%
Class C (SIFCX)            13.56     44.97    (7.49)   (1.07)     14.56     45.97    (7.49)   (1.07)     2.42%     2.10%
S&P Financial Index(5)                                            15.84     51.62    (8.25)   (1.36)
S&P 500 Index(6)                                                  15.66     38.84     2.63    (0.19)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to financial services sector risk and smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(4.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these waivers/reimbursements, the Fund's returns would have been lower.

(5.) The S&P Financial Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITS. You cannot invest directly in an index.

(6.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

                     8 Wells Fargo Advantage Specialty Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

RCM Capital Management, LLC

PORTFOLIO MANAGERS

Huachen Chen, CFA
Walter C. Price, Jr., CFA

FUND INCEPTION

September 18, 2000

TEN LARGEST EQUITY HOLDINGS (1)
(AS OF APRIL 30, 2010)

Apple, Inc.            9.47%
Cisco Systems, Inc.    8.18%
Microsoft Corp.        7.66%
Hewlett-Packard Co.    5.74%
Amazon.com, Inc.       4.12%
F5 Networks, Inc.      3.96%
Salesforce.com, Inc.   3.44%
Intel Corp.            3.03%
Baidu.com, Inc., ADR   2.64%
Netflix, Inc.          2.62%

INDUSTRY DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                  (PIE CHART)

Business Services                               (12%)
Communications                                   (5%)
E-Commerce/Services                             (12%)
Electronics & Other Electrical Equipment &
   Components, Except Computer Equipment         (9%)
Computer Technologies                           (15%)
Networking                                       (9%)
Semiconductors                                  (13%)
Software                                        (15%)
Other                                           (10%)

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Industry distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

                     Wells Fargo Advantage Specialty Funds 9


Performance Highlights

                   WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF APRIL 30, 2010)

                                 Including Sales Charge             Excluding Sales Charge
                           ---------------------------------  ---------------------------------    Expense Ratio
                                                     Life of                            Life of  ----------------
                           6 Month*  1 Year  5 Year    Fund   6 Month*  1 Year  5 Year    Fund   Gross(3)  Net(4)
                           --------  ------  ------  -------  --------  ------  ------  -------  --------  ------
Class A (WFSTX)              11.20    37.27   8.15    (4.45)    17.90    45.74   9.46    (3.86)    1.86%    1.75%
Class B (WFTBX)**            12.53    39.44   8.35    (4.39)    17.53    44.44   8.64    (4.39)    2.61%    2.50%
Class C (WFTCX)              16.56    43.55   8.65    (4.60)    17.56    44.55   8.65    (4.60)    2.61%    2.50%
Investor Class (WFTZX)(5)                                       17.82    45.51   9.33    (3.99)    1.97%    1.85%
S&P North American
   Technology Index(6)                                          16.19    43.01   7.65    (6.46)
S&P 500 Index(7)                                                15.66    38.84   2.63    (0.19)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, nondiversification risk, smaller company securities risk and technology sector risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(4.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these waivers/reimbursements, the Fund's returns would have been lower.

(5.) Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to the inception of Investor Class on April 11, 2005 reflects the performance of Class A, adjusted to reflect Class Z expenses.

(6.) The S&P North American Technology Index is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

(7.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

                    10 Wells Fargo Advantage Specialty Funds


                                                                   Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2009 to April 30, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning         Ending        Expenses
                                              Account Value   Account Value   Paid During     Net Annual
SPECIALIZED FINANCIAL SERVICES FUND             11-01-2009      04-30-2010     Period(1)    Expense Ratio
-----------------------------------           -------------   -------------   -----------   -------------
CLASS A
   Actual                                       $1,000.00       $1,152.30        $ 7.20         1.35%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.10        $ 6.76         1.35%
CLASS B
   Actual                                       $1,000.00       $1,144.70        $11.17         2.10%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.38        $10.49         2.10%
CLASS C
   Actual                                       $1,000.00       $1,145.60        $11.17         2.10%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.38        $10.49         2.10%

                    Wells Fargo Advantage Specialty Funds 11


Fund Expenses

                                                Beginning         Ending        Expenses
                                              Account Value   Account Value   Paid During     Net Annual
SPECIALIZED TECHNOLOGY FUND                     11-01-2009      04-30-2010      Period(1)   Expense Ratio
---------------------------                   -------------   -------------   -----------   -------------
CLASS A
   Actual                                       $1,000.00       $1,179.00        $ 9.35         1.73%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.22        $ 8.65         1.73%
CLASS B
   Actual                                       $1,000.00       $1,175.30        $13.38         2.48%
   Hypothetical (5% return before expenses)     $1,000.00       $1,012.50        $12.37         2.48%
CLASS C
   Actual                                       $1,000.00       $1,175.60        $13.38         2.48%
   Hypothetical (5% return before expenses)     $1,000.00       $1,012.50        $12.37         2.48%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,178.20        $ 9.88         1.83%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.72        $ 9.15         1.83%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                    12 Wells Fargo Advantage Specialty Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SPECIALIZED FINANCIAL SERVICES FUND

   SHARES      SECURITY NAME                                                                                         VALUE
------------   ---------------------------------------------------------------                                   ------------
COMMON STOCKS: 99.23%
CONGLOMERATES: 1.22%
      60,000   GENERAL ELECTRIC COMPANY                                                                          $  1,131,600
                                                                                                                 ------------
DEPOSITORY INSTITUTIONS: 48.81%
     362,035   BANK OF AMERICA CORPORATION                                                                          6,455,084
      75,778   BANK OF NEW YORK MELLON CORPORATION                                                                  2,358,969
      56,000   BRANCH BANKING AND TRUST CORPORATION                                                                 1,861,440
     738,000   CITIGROUP INCORPORATED+                                                                              3,225,060
      45,800   CITY NATIONAL CORPORATION                                                                            2,852,424
      14,242   CULLEN FROST BANKERS INCORPORATED                                                                      845,405
     274,962   JPMORGAN CHASE & COMPANY                                                                            11,707,882
      33,000   NORTHERN TRUST CORPORATION                                                                           1,814,340
      59,300   PNC FINANCIAL SERVICES GROUP INCORPORATED                                                            3,985,553
      44,500   STATE STREET CORPORATION                                                                             1,935,750
      37,700   SUNTRUST BANKS INCORPORATED                                                                          1,115,920
     206,800   US BANCORP                                                                                           5,536,036
      54,000   ZIONS BANCORPORATION                                                                                 1,551,420
                                                                                                                   45,245,283
                                                                                                                 ------------
INSURANCE CARRIERS: 22.15%
      41,200   ACE LIMITED                                                                                          2,191,428
     124,000   FIDELITY NATIONAL TITLE GROUP INCORPORATED                                                           1,882,320
      47,500   GENWORTH FINANCIAL INCORPORATED+                                                                       784,700
      77,000   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                       2,199,890
     141,142   ING GROEP NV ADR                                                                                     1,251,930
      49,000   MANULIFE FINANCIAL CORPORATION                                                                         881,510
      43,500   MAX CAPITAL GROUP LIMITED                                                                              970,050
      75,582   METLIFE INCORPORATED                                                                                 3,445,028
      47,500   PRUDENTIAL FINANCIAL INCORPORATED                                                                    3,019,100
      23,500   RENAISSANCERE HOLDINGS LIMITED                                                                       1,314,825
      51,000   THE TRAVELERS COMPANIES INCORPORATED                                                                 2,587,740
                                                                                                                   20,528,521
                                                                                                                 ------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 8.05%
      74,000   AMERICAN EXPRESS COMPANY                                                                             3,412,880
      69,000   CAPITAL ONE FINANCIAL CORPORATION                                                                    2,995,290
      68,000   PEOPLE'S UNITED FINANCIAL INCORPORATED                                                               1,056,040
                                                                                                                    7,464,210
                                                                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 3.38%
      51,000   PROLOGIS                                                                                               671,670
      25,400   PUBLIC STORAGE                                                                                       2,461,514
                                                                                                                    3,133,184
                                                                                                                 ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 15.62%
      53,000   ALLIANCE BERNSTEIN HOLDING LP                                                                        1,663,670
      92,541   CHARLES SCHWAB CORPORATION                                                                           1,785,116
      52,200   FEDERATED INVESTORS INCORPORATED CLASS B<<                                                           1,259,064
      34,000   GOLDMAN SACHS GROUP INCORPORATED                                                                     4,936,800
      87,200   INVESCO LIMITED                                                                                      2,004,727
      93,500   MORGAN STANLEY                                                                                       2,825,570
                                                                                                                   14,474,947
                                                                                                                 ------------
TOTAL COMMON STOCKS (COST $98,461,661)                                                                             91,977,745
                                                                                                                 ------------

                    Wells Fargo Advantage Specialty Funds 13


Portfolio of Investments--April 30, 2010 (Unaudited)

SPECIALIZED FINANCIAL SERVICES FUND

  PRINCIPAL    SECURITY NAME                                                     INTEREST RATE   MATURITY DATE      VALUE
------------   ---------------------------------------------------------------   -------------   -------------   ------------
SHORT-TERM INVESTMENTS: 1.49%
CORPORATE BONDS AND NOTES: 0.30%
$    243,763   GRYPHON FUNDING LIMITED(a)(i)(v)                                      0.00%         08/05/2010    $     98,431
     319,150   VFNC CORPORATION+++/-(a)(i)(v)                                        0.28          09/30/2010         175,533
                                                                                                                      273,964
                                                                                                                 ------------

   SHARES                                                                            YIELD
------------                                                                     -------------
INVESTMENTS COMPANIES: 1.19%
     476,779   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                       0.12                             476,779
     631,250   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(l)(u)(v)         0.23                             631,250
                                                                                                                    1,108,029
                                                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,319,819)                                                                      1,381,993
                                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $99,781,480)*                                                     100.72%                                    93,359,738
OTHER ASSETS AND LIABILITIES, NET                                        (0.72)                                      (667,241)
                                                                        ------                                   ------------
TOTAL NET ASSETS                                                        100.00%                                  $ 92,692,497
                                                                        ======                                   ============

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(l)  Investment in an affiliate.

(i)  Illiquid security.

(u)  Rate shown is the 7-day annualized yield at period end.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(v) Security represents investment of cash collateral received from securities on loan.

* Cost for federal income tax purposes is $99,781,480 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 12,314,509
Gross unrealized depreciation    (18,736,251)
                                ------------
Net unrealized depreciation     $ (6,421,742)

The accompanying notes are an integral part of these financial statements.

                    14 Wells Fargo Advantage Specialty Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SPECIALIZED TECHNOLOGY FUND

   SHARES      SECURITY NAME                                                                                         VALUE
------------   ---------------------------------------------------------------                                   ------------
COMMON STOCKS: 98.57%
BUSINESS SERVICES: 11.77%
     265,245   ACTIVISION BLIZZARD INCORPORATED                                                                   $ 2,938,915
      74,980   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                  3,837,476
     125,320   F5 NETWORKS INCORPORATED+                                                                            8,575,648
      86,900   SALESFORCE.COM INCORPORATED+                                                                         7,438,640
     143,525   SUCCESSFACTORS INCORPORATED+                                                                         3,003,978
                                                                                                                   25,794,657
                                                                                                                 ------------
COMMUNICATIONS: 4.94%
     120,105   ADTRAN INCORPORATED                                                                                  3,215,211
     144,865   AKAMAI TECHNOLOGIES INCORPORATED+                                                                    5,625,108
       4,515   EQUINIX INCORPORATED+                                                                                  454,435
      37,545   SBA COMMUNICATIONS CORPORATION CLASS A+                                                              1,327,967
       9,985   TENCENT HOLDINGS LIMITED                                                                               206,491
                                                                                                                   10,829,212
                                                                                                                 ------------
COMMUNICATIONS EQUIPMENT: 0.09%
       7,275   JUNIPER NETWORKS INCORPORATED+                                                                         206,683
                                                                                                                 ------------
COMPUTER TECHNOLOGIES: 15.03%
       1,395   ACER INCORPORATED                                                                                       19,251
      78,515   APPLE INCORPORATED+                                                                                 20,501,837
     239,035   HEWLETT-PACKARD COMPANY                                                                             12,422,649
                                                                                                                   32,943,737
                                                                                                                 ------------
DATA SERVICES: 0.41%
      25,665   NETAPP INCORPORATED+                                                                                   889,806
                                                                                                                 ------------
E-COMMERCE/SERVICES: 12.29%
      65,005   AMAZON.COM INCORPORATED+                                                                             8,909,585
       8,300   BAIDU.COM INCORPORATED ADR+                                                                          5,721,190
      40,950   CTRIP.COM INTERNATIONAL LIMITED ADR+                                                                 1,495,494
      39,830   EBAY INCORPORATED+                                                                                     948,352
       6,490   GOOGLE INCORPORATED CLASS A+                                                                         3,410,106
      57,315   NETFLIX INCORPORATED<<+                                                                              5,661,003
       2,051   YAHOO! JAPAN CORPORATION                                                                               786,033
                                                                                                                   26,931,763
                                                                                                                 ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 9.33%
      47,410   AMPHENOL CORPORATION CLASS A                                                                         2,190,816
     156,280   ANALOG DEVICES INCORPORATED                                                                          4,677,460
      85,100   CIENA CORPORATION<<+                                                                                 1,573,499
      48,870   CREE INCORPORATED<<+                                                                                 3,577,773
     147,800   EPISTAR CORPORATION++(a)                                                                             2,394,360
     914,000   HITACHI LIMITED                                                                                      4,067,195
       6,385   LG INNOTEK COMPANY LIMITED                                                                             987,049
      64,740   SUNPOWER CORPORATION+                                                                                  973,690
                                                                                                                   20,441,842
                                                                                                                 ------------
ENERGY: 1.48%
      22,520   FIRST SOLAR INCORPORATED+                                                                            3,232,746
                                                                                                                 ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 2.05%
     144,840   RIVERBED TECHNOLOGY INCORPORATED+                                                                    4,488,592
                                                                                                                 ------------

                    Wells Fargo Advantage Specialty Funds 15


Portfolio of Investments--April 30, 2010 (Unaudited)

SPECIALIZED TECHNOLOGY FUND


   SHARES      SECURITY NAME                                                                                         VALUE
------------   ---------------------------------------------------------------                                   ------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 0.89%
      13,975   ITRON INCORPORATED+                                                                               $  1,112,550
      19,135   VEECO INSTRUMENTS INCORPORATED+                                                                        841,749
                                                                                                                    1,954,299
                                                                                                                 ------------
 MEDICAL TECHNOLOGIES: 0.09%
       6,683   ATHENAHEALTH INCORPORATED<<+                                                                           193,941
                                                                                                                 ------------
 NETWORKING: 8.83%
     657,720   CISCO SYSTEMS INCORPORATED+                                                                         17,705,819
      50,700   POLYCOM INCORPORATED+                                                                                1,650,285
                                                                                                                   19,356,104
                                                                                                                 ------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.96%
      23,255   VISA INCORPORATED CLASS A                                                                            2,098,299
                                                                                                                 ------------
SEMICONDUCTORS: 12.66%
      96,890   AIXTRON AG                                                                                           3,060,946
      31,600   ASM PACIFIC TECHNOLOGY                                                                                 305,689
      63,060   BROADCOM CORPORATION CLASS A                                                                         2,174,939
     124,715   CYPRESS SEMICONDUCTOR CORPORATION+                                                                   1,607,576
     121,760   EMC CORPORATION+                                                                                     2,314,658
     287,510   INTEL CORPORATION                                                                                    6,563,853
      44,310   LAM RESEARCH CORPORATION+                                                                            1,796,771
     358,420   ON SEMICONDUCTOR CORPORATION+                                                                        2,845,855
      98,870   SANDISK CORPORATION+                                                                                 3,943,924
      70,463   SEOUL SEMICONDUCTOR COMPANY LIMITED                                                                  3,019,586
       9,845   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR                                                 104,259
                                                                                                                   27,738,056
                                                                                                                 ------------
SOFTWARE: 14.79%
     128,728   INFORMATICA CORPORATION+                                                                             3,219,487
      92,580   INTUIT INCORPORATED<<+                                                                               3,347,693
      86,110   LONGTOP FINANCIAL TECHNOLOGIES LIMITED ADR<<+                                                        2,963,045
     542,640   MICROSOFT CORPORATION                                                                               16,572,226
     180,110   ORACLE CORPORATION                                                                                   4,654,042
     119,379   TIBCO SOFTWARE INCORPORATED+                                                                         1,360,921
       4,680   VMWARE INCORPORATED+                                                                                   288,475
                                                                                                                   32,405,889
                                                                                                                 ------------
TELECOMMUNICATIONS: 0.05%
       2,645   AMERICAN TOWER CORPORATION CLASS A+                                                                    107,942
                                                                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT: 2.08%
     123,445   JDS UNIPHASE CORPORATION+                                                                            1,603,551
     326,300   TELLABS INCORPORATED                                                                                 2,962,804
                                                                                                                    4,566,355
                                                                                                                 ------------
TRANSPORTATION EQUIPMENT: 0.83%
      54,170   JOHNSON CONTROLS INCORPORATED                                                                        1,819,570
                                                                                                                 ------------
TOTAL COMMON STOCKS (COST $193,354,070)                                                                           215,999,493
                                                                                                                 ------------

                    16 Wells Fargo Advantage Specialty Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SPECIALIZED TECHNOLOGY FUND

  PRINCIPAL    SECURITY NAME                                                     INTEREST RATE   MATURITY DATE      VALUE
------------   ---------------------------------------------------------------   -------------   -------------   ------------
SHORT-TERM INVESTMENTS: 6.02%
CORPORATE BONDS AND NOTES: 0.49%
$    952,922   GRYPHON FUNDING LIMITED(a)(i)(v)                                       0.00%        08/05/2010     $   384,790
   1,247,629   VFNC CORPORATION+++/-(a)(i)(v)                                         0.28         09/30/2010         686,196
                                                                                                                    1,070,986
                                                                                                                 ------------

   SHARES                                                                            YIELD
------------                                                                     -------------
INVESTMENT COMPANIES: 5.53%
     576,461   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                        0.12                            576,461
  11,535,750   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(l)(u)(v)          0.23                         11,535,750
                                                                                                                   12,112,211
                                                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS (COST $12,940,143)                                                                    13,183,197
                                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $206,294,213)*                                                    104.59%                                   229,182,690
OTHER ASSETS AND LIABILITIES, NET                                        (4.59)                                   (10,050,541)
                                                                        ------                                   ------------
TOTAL NET ASSETS                                                        100.00%                                  $219,132,149
                                                                        ======                                   ============

----------
(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

+    Non-income earning securities.

(i)  Illiquid security.

(v) Security represents investment of cash collateral received from securities on loan.

* Cost for federal income tax purposes is $206,294,213 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation     $27,843,136
Gross unrealized depreciation      (4,954,659)
                                  -----------
Net unrealized appreciation       $22,888,477

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Specialty Funds 17


Statements of Assets and Liabilities--April 30, 2010 (Unaudited)

                                                                                   Specialized       Specialized
                                                                               Financial Services    Technology
                                                                                      Fund              Fund
                                                                               ------------------   ------------
ASSETS
   Investments
      In unaffiliated securities, at value (including securities on loan) ..      $ 92,251,709      $217,070,479
      In affiliated securities, at value ...................................         1,108,029        12,112,211
                                                                                  ------------      ------------
   Total investments, at value (see cost below) ............................        93,359,738       229,182,690
   Cash ....................................................................            50,000            54,529
   Receivable for Fund shares issued .......................................                50           392,054
   Receivable for investments sold .........................................           302,589        10,552,614
   Receivables for dividends ...............................................            44,071            47,763
                                                                                  ------------      ------------
Total assets ...............................................................        93,756,448       240,229,650
                                                                                  ------------      ------------
LIABILITIES
   Payable for Fund shares redeemed ........................................            58,117           247,817
   Payable for investments purchased .......................................                 0         7,994,287
   Payable upon receipt of securities loaned ...............................           878,115        12,500,800
   Payable to investment advisor and affiliates ............................           104,423           290,462
   Accrued expenses and other liabilities ..................................            23,296            64,135
                                                                                  ------------      ------------
Total liabilities ..........................................................         1,063,951        21,097,501
                                                                                  ------------      ------------
TOTAL NET ASSETS ...........................................................      $ 92,692,497      $219,132,149
                                                                                  ============      ============
NET ASSETS CONSIST OF
   Paid-in capital .........................................................      $145,268,421      $216,455,406
   Undistributed net investment income (loss) ..............................            37,189        (1,313,864)
   Accumulated net realized loss on investments ............................       (46,191,371)      (18,897,070)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in
      foreign currencies ...................................................        (6,421,742)       22,887,677
                                                                                  ------------      ------------
TOTAL NET ASSETS ...........................................................      $ 92,692,497      $219,132,149
                                                                                  ============      ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class A ....................................................      $ 91,267,655      $137,872,205
   Shares outstanding - Class A ............................................        49,835,168        20,124,159
   Net asset value per share - Class A .....................................      $       1.83      $       6.85
   Maximum offering price per share - Class A(2) ...........................      $       1.94      $       7.27
   Net assets - Class B ....................................................      $    448,001      $  2,231,166
   Shares outstanding - Class B ............................................           246,377           350,122
   Net asset value and offering price per share - Class B ..................      $       1.82      $       6.37
   Net assets - Class C ....................................................      $    976,841      $  5,143,924
   Shares outstanding - Class C ............................................           538,983           809,068
   Net asset value and offering price per share - Class C ..................      $       1.81      $       6.36
   Net assets - Investor Class .............................................                NA      $ 73,884,854
   Shares outstanding - Investor Class .....................................                NA        10,852,308
   Net asset value and offering price per share - Investor Class ...........                NA      $       6.81
                                                                                  ------------      ------------
Investments, at cost .......................................................      $ 99,781,480      $206,294,213
                                                                                  ------------      ------------
Securities on loan, at value ...............................................      $    616,500      $ 11,275,061
                                                                                  ------------      ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                    18 Wells Fargo Advantage Specialty Funds


   Statements of Operations--For the Six Months Ended April 30, 2010 (Unaudited)

                                                                              Specialized       Specialized
                                                                          Financial Services     Technology
                                                                                 Fund               Fund
                                                                          ------------------   -------------
INVESTMENT INCOME
   Dividends(1) .......................................................      $   742,209        $   488,862
   Income from affiliated securities ..................................              329              3,377
   Securities lending income ..........................................            3,340              9,566
                                                                             -----------        -----------
Total investment income ...............................................          745,878            501,805
                                                                             -----------        -----------
EXPENSES
   Advisory fees ......................................................          424,829          1,070,967
   Administration fees
      Fund level ......................................................           22,359             50,998
      Class A .........................................................          123,246            178,178
      Class B .........................................................              694              3,222
      Class C .........................................................            1,273              6,758
      Investor Class ..................................................               NA            132,231
   Custody fees .......................................................            1,047              1,000
   Shareholder servicing fees
      Class A .........................................................          109,823            158,502
      Class B .........................................................              620              2,877
      Class C .........................................................            1,136              6,034
      Investor Class ..................................................               NA             86,488
   Accounting fees ....................................................            1,978              6,091
   Distribution fees
      Class B .........................................................            1,860              8,631
      Class C .........................................................            3,409             18,102
   Professional fees ..................................................           18,288             17,211
   Registration fees ..................................................           10,665             23,932
   Shareholder reports ................................................           17,945             52,049
   Trustees' fees .....................................................            5,274              5,274
   Other fees and expenses ............................................            2,932              1,121
                                                                             -----------        -----------
Total expenses ........................................................          747,378          1,829,666
                                                                             -----------        -----------
LESS
   Waived fees and/or reimbursed expenses .............................         (138,404)                 0
   Net expenses .......................................................          608,974          1,829,666
                                                                             -----------        -----------
Net investment income (loss) ..........................................          136,904         (1,327,861)
                                                                             -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from unaffiliated securities and foreign
   currency translation ...............................................       (1,314,643)        16,568,010
Net change in unrealized appreciation (depreciation) of unaffiliated
   securities and foreign currency translation ........................       13,673,562         18,023,600
                                                                             -----------        -----------
Net realized and unrealized gain on investments .......................       12,358,919         34,591,610
                                                                             -----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................      $12,495,823        $33,263,749
                                                                             ===========        ===========
1. Net of foreign withholding taxes of ................................      $       909        $       447

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Specialty Funds 19


Statements of Changes in Net Assets

                                                    SPECIALIZED FINANCIAL SERVICES FUND       SPECIALIZED TECHNOLOGY FUND
                                                    -----------------------------------   -----------------------------------
                                                         For the                               For the
                                                    Six months Ended        For the       Six months Ended        For the
                                                     April 30, 2010       Year Ended       April 30, 2010       Year Ended
                                                       (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
                                                    ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS
   Beginning net assets .........................     $86,467,065       $ 101,749,158       $186,922,093       $156,969,977
OPERATIONS
   Net investment income (loss) .................         136,904             897,356         (1,327,861)        (1,403,291)
   Net realized gain (loss) on investments ......      (1,314,643)        (19,243,172)        16,568,010        (22,689,476)
   Net change in unrealized appreciation
      (depreciation) of investments .............      13,673,562          14,168,977         18,023,600         63,628,984
                                                      -----------       -------------       ------------       ------------
Net increase (decrease) in net assets
   resulting from operations ....................      12,495,823          (4,176,839)        33,263,749         39,536,217
                                                      -----------       -------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...................................         (99,715)         (1,005,690)                 0                  0
      Class B ...................................               0              (6,410)                 0                  0
      Class C ...................................               0              (4,680)                 0                  0
      Investor Class ............................              NA                  NA                  0                  0
                                                      -----------       -------------       ------------       ------------
Total distributions to shareholders .............         (99,715)         (1,016,780)                 0                  0
                                                      -----------       -------------       ------------       ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ..........         753,399           1,598,164         15,398,679         27,700,990
   Reinvestment of distributions - Class A ......          89,946             908,550                  0                  0
   Cost of shares redeemed - Class A ............      (6,923,130)        (12,536,746)       (14,608,522)       (36,091,859)
                                                      -----------       -------------       ------------       ------------
   Net increase (decrease) in net assets
      resulting from capital share
      transactions - Class A ....................      (6,079,785)        (10,030,032)           790,157         (8,390,869)
                                                      -----------       -------------       ------------       ------------
   Proceeds from shares sold - Class B ..........               0               8,344             65,903             21,879
   Reinvestment of distributions - Class B ......               0               6,044                  0                  0
   Cost of shares redeemed - Class B ............        (148,406)           (298,459)          (516,600)        (1,437,419)
                                                      -----------       -------------       ------------       ------------
   Net decrease in net assets resulting from
      capital share transactions - Class B ......        (148,406)           (284,071)          (450,697)        (1,415,540)
                                                      -----------       -------------       ------------       ------------
   Proceeds from shares sold - Class C ..........         113,024             330,195            298,223            578,114
   Reinvestment of distributions - Class C ......               0               3,880                  0                  0
   Cost of shares redeemed - Class C ............         (55,509)           (108,446)          (456,088)          (608,802)
                                                      -----------       -------------       ------------       ------------
   Net increase (decrease) in net assets
      resulting from capital share
      transactions - Class C ....................          57,515             225,629           (157,865)           (30,688)
                                                      -----------       -------------       ------------       ------------
   Proceeds from shares sold - Investor Class ...              NA                  NA          4,290,705          6,594,195
   Cost of shares redeemed - Investor Class .....              NA                  NA         (5,525,993)        (6,341,199)
                                                      -----------       -------------       ------------       ------------
   Net increase (decrease) in net assets
      resulting from capital share
      transactions - Investor Class .............              NA                  NA         (1,235,288)           252,996
                                                      -----------       -------------       ------------       ------------
Net decrease in net assets resulting from
   capital share transactions - Total ...........      (6,170,676)        (10,088,474)        (1,053,693)        (9,584,101)
                                                      -----------       -------------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS ...........       6,225,432         (15,282,093)        32,210,056         29,952,116
                                                      ===========       =============       ============       ============
ENDING NET ASSETS ...............................     $92,692,497       $  86,467,065       $219,132,149       $186,922,093
                                                      ===========       =============       ============       ============
Ending balance of undistributed net investment
   income (loss) ................................     $    37,189       $           0       $ (1,313,864)      $     13,997
                                                      -----------       -------------       ------------       ------------

The accompanying notes are an integral part of these financial statements.

                    20 Wells Fargo Advantage Specialty Funds


                                             Statements of Changes in Net Assets

                                                    SPECIALIZED FINANCIAL SERVICES FUND       SPECIALIZED TECHNOLOGY FUND
                                                    -----------------------------------   -----------------------------------
                                                         For the                               For the
                                                    Six months Ended        For the       Six months Ended        For the
                                                     April 30, 2010       Year Ended       April 30, 2010       Year Ended
                                                       (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
                                                    ----------------   ----------------   ----------------   ----------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ........................         440,579          1,301,594         2,389,894           5,956,855
   Shares issued in reinvestment of distributions
      - Class A .................................          56,217            733,471                 0                   0
   Shares redeemed - Class A ....................      (4,046,179)       (10,124,514)       (2,279,349)         (8,185,272)
                                                       ----------         ----------        ----------          ----------
   Net increase (decrease) in shares outstanding
      - Class A .................................      (3,549,383)        (8,089,449)          110,545          (2,228,417)
                                                       ----------         ----------        ----------          ----------
   Shares sold - Class B ........................               0              6,341            11,019               4,801
   Shares issued in reinvestment of distributions
      - Class B .................................               0              4,847                 0                   0
   Shares redeemed - Class B ....................         (86,342)          (239,998)          (86,703)           (345,010)
                                                       ----------         ----------        ----------          ----------
   Net decrease in shares outstanding -
      Class B ...................................         (86,342)          (228,810)          (75,684)           (340,209)
                                                       ----------         ----------        ----------          ----------
   Shares sold - Class C ........................          69,438            244,430            49,207             127,522
   Shares issued in reinvestment of distributions
      - Class C .................................               0              3,167                 0                   0
   Shares redeemed - Class C ....................         (32,308)           (86,539)          (76,753)           (146,051)
                                                       ----------         ----------        ----------          ----------
   Net increase (decrease) in shares outstanding
      - Class C .................................          37,130            161,058           (27,546)            (18,529)
                                                       ----------         ----------        ----------          ----------
   Shares sold - Investor Class .................              NA                 NA           670,683           1,358,175
   Shares redeemed - Investor Class .............              NA                 NA          (866,446)         (1,332,968)
                                                       ----------         ----------        ----------          ----------
   Net increase (decrease) in shares outstanding
      - Investor Class ..........................              NA                 NA          (195,763)             25,207
                                                       ----------         ----------        ----------          ----------
NET DECREASE IN SHARES OUTSTANDING RESULTING
   FROM CAPITAL SHARE TRANSACTIONS ..............      (3,598,595)        (8,157,201)         (188,448)         (2,561,948)
                                                       ----------         ----------          --------          ----------

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                    22 Wells Fargo Advantage Specialty Funds


                                                            Financial Highlights

                                                    Beginning                    Net Realized    Distributions
                                                    Net Asset         Net       and Unrealized      from Net      Distributions
                                                    Value Per     Investment      Gain (Loss)      Investment       from Net
                                                      Share     Income (Loss)   on Investments       Income      Realized Gains
                                                    ---------   -------------   --------------   -------------   --------------
SPECIALIZED FINANCIAL SERVICES FUND

Class A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $1.59       0.00(4)            0.24            0.00(6)          0.00
November 1, 2008 to October 31, 2009 ............     $1.63       0.02(4)           (0.04)          (0.02)            0.00
November 1, 2007 to October 31, 2008 ............     $3.86       0.06(4)           (1.89)          (0.06)           (0.34)
November 1, 2006 to October 31, 2007 ............     $4.24       0.05              (0.06)          (0.05)           (0.32)
November 1, 2005 to October 31, 2006 ............     $3.80       0.05               0.61           (0.05)           (0.17)
October 1, 2005(3) to October 31, 2005 ..........     $3.70       0.00               0.10            0.00             0.00
October 1, 2004 to September 30, 2005 ...........     $3.83       0.04               0.16           (0.04)           (0.29)

Class B
November 1, 2009 to April 30, 2010 (Unaudited) ..     $1.59       0.00(4)            0.23            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $1.63       0.01(4)           (0.04)          (0.01)            0.00
November 1, 2007 to October 31, 2008 ............     $3.85       0.04(4)           (1.88)          (0.04)           (0.34)
November 1, 2006 to October 31, 2007 ............     $4.23       0.02              (0.06)          (0.02)           (0.32)
November 1, 2005 to October 31, 2006 ............     $3.79       0.00               0.62           (0.01)           (0.17)
October 1, 2005(3) to October 31, 2005 ..........     $3.69       0.00               0.10            0.00             0.00
October 1, 2004 to September 30, 2005 ...........     $3.82       0.01               0.16           (0.01)           (0.29)

Class C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $1.58       0.00(4)            0.23            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $1.62       0.00(4, 6)        (0.03)          (0.01)            0.00
November 1, 2007 to October 31, 2008 ............     $3.82       0.04(4)           (1.86)          (0.04)           (0.34)
November 1, 2006 to October 31, 2007 ............     $4.20       0.02              (0.06)          (0.02)           (0.32)
November 1, 2005 to October 31, 2006 ............     $3.77       0.01               0.61           (0.02)           (0.17)
October 1, 2005(3) to October 31, 2005 ..........     $3.67       0.00               0.10            0.00             0.00
October 1, 2004 to September 30, 2005 ...........     $3.80       0.01               0.16           (0.01)           (0.29)

SPECIALIZED TECHNOLOGY FUND

Class A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $5.81      (0.04)(4)           1.08            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $4.52      (0.04)(4)           1.33            0.00             0.00
November 1, 2007 to October 31, 2008 ............     $7.83      (0.04)(4)          (3.27)           0.00             0.00
November 1, 2006 to October 31, 2007 ............     $5.45      (0.07)(4)           2.45            0.00             0.00
November 1, 2005 to October 31, 2006 ............     $5.20      (0.07)              0.32            0.00             0.00
October 1, 2005(3) to October 31, 2005 ..........     $5.21      (0.01)              0.00            0.00             0.00
October 1, 2004 to September 30, 2005 ...........     $4.13      (0.07)              1.15            0.00             0.00

Class B
November 1, 2009 to April 30, 2010 (Unaudited) ..     $5.42      (0.06)(4)           1.01            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $4.25      (0.07)(4)           1.24            0.00             0.00
November 1, 2007 to October 31, 2008 ............     $7.42      (0.08)(4)          (3.09)           0.00             0.00
November 1, 2006 to October 31, 2007 ............     $5.20      (0.10)(4)           2.32            0.00             0.00
November 1, 2005 to October 31, 2006 ............     $5.00      (0.14)              0.34            0.00             0.00
October 1, 2005(3) to October 31, 2005 ..........     $5.02      (0.01)             (0.01)           0.00             0.00
October 1, 2004 to September 30, 2005 ...........     $4.01      (0.12)              1.13            0.00             0.00

----------
(1.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(2.) Portfolio turnover rates presented for periods of less than one year are not annualized.

(3.) The Fund changed its fiscal year end from September 30 to October 31.

(4.) Calculated based upon average shares outstanding.

(5.) On June 20, 2008, Class Z was renamed to Investor Class.

(6.) Amount is less than $0.005 per share.

(7.) Commencement of class operations.

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Specialty Funds 23


Financial Highlights

                 Ratio to Average Net Assets
  Ending                (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------



  $1.83          0.32%         1.66%      1.35%      15.23%         3%         $ 91,268
  $1.59          1.18%         1.68%      1.35%      (1.09)%        7%         $ 85,145
  $1.63          2.43%         1.66%      1.35%     (51.95)%        3%         $100,282
  $3.86          1.31%         1.59%      1.35%      (0.49)%       12%         $287,109
  $4.24          1.17%         1.58%      1.35%      17.83%        21%         $354,300
  $3.80         (0.07)%        1.58%      1.35%       2.70%         1%         $369,400
  $3.70          1.15%         1.58%      1.35%       5.34%        49%         $369,432


  $1.82         (0.39)%        2.41%      2.10%      14.47%         3%         $    448
  $1.59          0.62%         2.44%      2.10%      (1.51)%        7%         $    528
  $1.63          1.68%         2.41%      2.10%     (52.20)%        3%         $    916
  $3.85          0.56%         2.34%      2.10%      (1.27)%       12%         $  2,533
  $4.23          0.45%         2.33%      2.10%      16.96%        21%         $  3,816
  $3.79         (0.81)%        2.33%      2.10%       2.71%         1%         $  5,113
  $3.69          0.40%         2.33%      2.10%       4.32%        49%         $  5,220


  $1.81         (0.46)%        2.41%      2.10%      14.56%         3%         $    977
  $1.58          0.22%         2.42%      2.10%      (1.46)%        7%         $    794
  $1.62          1.75%         2.39%      2.10%     (52.04)%        3%         $    552
  $3.82          0.56%         2.34%      2.10%      (1.25)%       12%         $    895
  $4.20          0.42%         2.33%      2.10%      16.79%        21%         $  1,053
  $3.77         (0.82)%        2.33%      2.10%       2.72%         1%         $  1,202
  $3.67          0.40%         2.33%      2.10%       4.46%        49%         $  1,189




  $6.85         (1.25)%        1.73%      1.73%      17.90%        81%         $137,872
  $5.81         (0.84)%        1.85%      1.75%      28.54%       144%         $116,272
  $4.52         (0.62)%        1.81%      1.75%     (42.27)%      191%         $100,523
  $7.83         (1.05)%        1.79%      1.75%      43.67%       178%         $163,333
  $5.45         (1.13)%        1.83%      1.75%       4.81%       279%         $110,207
  $5.20         (1.30)%        1.78%      1.75%      (0.19)%       29%         $114,262
  $5.21         (1.33)%        1.80%      1.75%      26.15%       270%         $114,233


  $6.37         (1.99)%        2.48%      2.48%      17.53%        81%         $  2,231
  $5.42         (1.54)%        2.60%      2.50%      27.53%       144%         $  2,310
  $4.25         (1.33)%        2.55%      2.50%     (42.72)%      191%         $  3,254
  $7.42         (1.79)%        2.54%      2.50%      42.69%       178%         $ 16,366
  $5.20         (1.89)%        2.58%      2.50%       4.00%       279%         $ 23,903
  $5.00         (2.05)%        2.53%      2.50%      (0.40)%       29%         $ 28,680
  $5.02         (2.09)%        2.55%      2.50%      25.19%       270%         $ 29,180

                    24 Wells Fargo Advantage Specialty Funds


                                                            Financial Highlights

                                                    Beginning                    Net Realized    Distributions
                                                    Net Asset        Net        and Unrealized      from Net      Distributions
                                                    Value Per     Investment      Gain (Loss)      Investment       from Net
                                                      Share     Income (Loss)   on Investments       Income      Realized Gains
                                                    ---------   -------------   --------------   -------------   --------------
SPECIALIZED TECHNOLOGY FUND (continued)

Class C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $5.41       (0.06)(4)          1.01            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $4.24       (0.07)(4)          1.24            0.00             0.00
November 1, 2007 to October 31, 2008 ............     $7.40       (0.08)(4)         (3.08)           0.00             0.00
November 1, 2006 to October 31, 2007 ............     $5.19       (0.11)(4)          2.32            0.00             0.00
November 1, 2005 to October 31, 2006 ............     $4.99       (0.12)             0.32            0.00             0.00
October 1, 2005(3) to October 31, 2005 ..........     $5.01       (0.01)            (0.01)           0.00             0.00
October 1, 2004 to September 30, 2005 ...........     $4.00       (0.13)             1.14            0.00             0.00

Investor Class
November 1, 2009 to April 30, 2010 (Unaudited) ..     $5.78       (0.04)(4)          1.07            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $4.50       (0.05)(4)          1.33            0.00             0.00
November 1, 2007 to October 31, 2008 ............     $7.79       (0.05)(4)         (3.24)           0.00             0.00
November 1, 2006 to October 31, 2007(5) .........     $5.44       (0.07)(4)          2.42            0.00             0.00
November 1, 2005 to October 31, 2006(5) .........     $5.20       (0.08)             0.32            0.00             0.00
October 1, 2005(3) to October 31, 2005(5) .......     $5.21       (0.01)             0.00            0.00             0.00
April 11, 20057 to September 30, 2005(5) ........     $4.57       (0.03)             0.67            0.00             0.00

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Specialty Funds 25


Financial Highlights

                 Ratio to Average Net Assets
  Ending                (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------



  $6.36         (2.00)%        2.48%      2.48%      17.56%        81%         $ 5,144
  $5.41         (1.60)%        2.60%      2.50%      27.59%       144%         $ 4,527
  $4.24         (1.38)%        2.54%      2.50%     (42.70)%      191%         $ 3,626
  $7.40         (1.81)%        2.54%      2.50%      42.58%       178%         $ 6,907
  $5.19         (1.88)%        2.58%      2.50%       4.01%       279%         $ 5,173
  $4.99         (2.05)%        2.53%      2.50%      (0.40)%       29%         $ 5,711
  $5.01         (2.09)%        2.55%      2.50%      25.25%       270%         $ 5,707


  $6.81         (1.35)%        1.83%      1.83%      17.82%        81%         $73,885
  $5.78         (0.96)%        1.96%      1.86%      28.44%       144%         $63,814
  $4.50         (0.77)%        1.96%      1.90%     (42.23)%      191%         $49,567
  $7.79         (1.20)%        1.96%      1.90%      43.20%       178%         $92,530
  $5.44         (1.30)%        2.00%      1.90%       4.62%       279%         $79,827
  $5.20         (1.45)%        1.95%      1.90%      (0.19)%       29%         $91,285
  $5.21         (1.37)%        1.95%      1.90%      14.00%       270%         $92,233

                    26 Wells Fargo Advantage Specialty Funds


                                       Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage Specialized Financial Services Fund ("Specialized Financial Services Fund") and Wells Fargo Advantage Specialized Technology Fund ("Specialized Technology Fund") (each, a "Fund", collectively, the "Funds"). The Specialized Financial Services Fund is a diversified series of the Trust, a Delaware statutory trust organized on November 8, 1999. The Specialized Technology Fund is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

                    Wells Fargo Advantage Specialty Funds 27


Notes to Financial Statements (Unaudited)

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and loses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions are invested in Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC ("Funds Management"), and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are valued based upon the amortized cost valuation technique.

Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Funds and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the six months ended April 30, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

                    28 Wells Fargo Advantage Specialty Funds


                                       Notes to Financial Statements (Unaudited)

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of April 30, 2010, the Funds owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds' securities lending agent on behalf of the Funds through a joint account with cash collateral received by the Funds pursuant to loans of the Funds' securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs have been restructured following default or are otherwise impaired and are valued at fair value as shown in the Portfolio of Investments.

                                      Restructured
                                           SIVs
                                         ($Value)    % of Net Assets
                                      ------------   ---------------
SPECIALIZED FINANCIAL SERVICES FUND    $  273,964         0.30%
SPECIALIZED TECHNOLOGY FUND             1,070,986         0.49%

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the restructured SIVs that were purchased on its behalf through the investment of cash collateral. Fluctuations in the values of restructured SIVs generate unrealized gains or losses for a Fund, which are reflected in the Fund's Statement of Assets and Liabilities.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds' lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds' ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending ("side pocketing") based on each Fund's percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund's ownership of defaulted or impaired SIVs in the joint account based on each such Fund's percentage ownership of the joint account as of such date.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, of the Specialized Financial Services Fund is declared and distributed to shareholders quarterly. Net investment income, if any, of the Specialized Technology Fund is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

                    Wells Fargo Advantage Specialty Funds 29


Notes to Financial Statements (Unaudited)

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At October 31, 2009, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                                          Expiration
                                      -------------------------------------------------
                                          2010        2011        2016          2017
                                      -----------   -------   -----------   -----------
SPECIALIZED FINANCIAL SERVICES FUND   $         0   $     0   $24,232,178   $19,549,245
SPECIALIZED TECHNOLOGY FUND            10,167,420   445,585             0    22,601,792

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2010, the inputs used in valuing the Fund's assets, which are carried at fair value, were as follows:

                                                    Significant
                                                       Other      Significant
                                         Quoted      Observable  Unobservable
                                          Price        Inputs       Inputs
INVESTMENTS IN SECURITIES               (Level 1)    (Level 2)     (Level 3)      Total
-------------------------             ------------  -----------  ------------  -----------
SPECIALIZED FINANCIAL SERVICES FUND
   EQUITY SECURITIES
     COMMON STOCKS                    $ 91,977,745  $         0  $          0  $ 91,977,745
   CORPORATE DEBT SECURITIES                     0            0       273,964       273,964
   INVESTMENT COMPANIES                    476,779      631,250             0     1,108,029
   TOTAL                              $ 92,454,524  $   631,250  $    273,964  $ 93,359,738

                    30 Wells Fargo Advantage Specialty Funds


                                       Notes to Financial Statements (Unaudited)

                                                    Significant
                                                       Other      Significant
                                         Quoted      Observable  Unobservable
                                          Price        Inputs       Inputs
INVESTMENTS IN SECURITIES               (Level 1)    (Level 2)     (Level 3)       Total
-------------------------             ------------  -----------  ------------  ------------
SPECIALIZED TECHNOLOGY FUND
   EQUITY SECURITIES
      COMMON STOCKS                   $205,019,123  $ 8,586,010  $  2,394,360  $215,999,493
   CORPORATE DEBT SECURITIES                     0            0     1,070,986     1,070,986
   INVESTMENT COMPANIES                    576,461   11,535,750             0    12,112,211
   TOTAL                              $205,595,584  $20,121,760  $  3,465,346  $229,182,690

Further details on the major security types listed above can be found in each Fund's Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                      Specialized Financial
                                         Services Fund         Specialized Technology Fund
                                      ---------------------  ------------------------------
                                        CORPORATE BONDS                     CORPORATE BONDS
                                           AND NOTES         COMMON STOCKS     AND NOTES
                                      ---------------------  -------------  ---------------
BALANCE AS OF OCTOBER 31, 2009              $244,859          $        0      $  957,208
   Realized gain (loss)                       (2,198)                  0          (8,593)
   Change in unrealized appreciation
      (depreciation)                          68,472            (123,737)        267,674
   Net purchases (sales)                     (37,169)          2,518,097        (145,303)
BALANCE AS OF APRIL 30, 2010                $273,964          $2,394,360      $1,070,986
Change in unrealized appreciation
   (depreciation) relating to
   securities held at the end of
   reporting period                         $ 46,004          $ (123,737)     $  179,842

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Funds Management. The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

For Specialized Financial Services Fund, Funds Management is paid an annual advisory fee starting at 0.95% and declining to 0.80% as the average daily net assets increase. For the six months ended April 30, 2010, the advisory fee for Specialized Financial Services Fund was equivalent to an annual rate of 0.95% of the Fund's average daily net assets.

For Specialized Technology Fund, Funds Management is paid an annual advisory fee starting at 1.05% and declining to 0.90% as the average daily net assets increase. For the six months ended April 30, 2010, the advisory fee for Specialized Technology Fund was equivalent to an annual rate of 1.05% of the Fund's average daily net assets.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to Specialized Financial Services Fund.

RCM Capital Management LLC is the sub-adviser to Specialized Technology Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer

                    Wells Fargo Advantage Specialty Funds 31


Notes to Financial Statements (Unaudited)

agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                               Administration Fees
                              Average Daily       (% of Average
                               Net Assets       Daily Net Assets)
                            ----------------   -------------------
Fund level                  First $5 billion           0.05
                             Next $5 billion           0.04
                            Over $10 billion           0.03
Class A, Class B, Class C   All asset levels           0.28
Investor Class              All asset levels           0.38

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the six months ended April 30, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds. Expenses were waived and/or reimbursed by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended April 30, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                                                                    Contingent
                                                                     deferred
                                      Front-end sales charges     sales charges
                                      -----------------------   -----------------
                                              Class A           Class B   Class C
                                      -----------------------   -------   -------
SPECIALIZED FINANCIAL SERVICES FUND           $ 7,773            $  174     $ 63
SPECIALIZED TECHNOLOGY FUND                    16,253             1,412      127

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, where by Class A, Class B, Class C and Investor class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the six months ended April 30, 2010, were as follows:

                                      Purchases at Cost   Sales Proceeds
                                      -----------------   --------------
SPECIALIZED FINANCIAL SERVICES FUND      $  2,477,572      $  8,991,548
SPECIALIZED TECHNOLOGY FUND               164,890,578       158,395,004

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata.

For the six months ended April 30, 2010, there were no borrowings by the Funds under the agreement.

                    32 Wells Fargo Advantage Specialty Funds


                                       Notes to Financial Statements (Unaudited)

7. CONCENTRATION OF RISK

Specialized Financial Services Fund and Specialized Technology Fund may invest a substantial portion of their assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund that is not heavily weighted in any industry.

8. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

9. REORGANIZATION

At a Special Meeting of Shareholders of the Specialized Financial Services Fund held on June 8, 2010, the shareholders approved a plan to merge the Fund into Wells Fargo Advantage Classic Value Fund which will be created to receive the assets of the Fund. The merger is scheduled to take place on or about July 16, 2010.

                    Wells Fargo Advantage Specialty Funds 33


Other Information (Unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On June 8, 2010, a Special Meeting of Shareholders for Specialized Financial Services Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of Specialized Financial Services Fund into Wells Fargo Advantage Classic Value Fund, which will be a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares voted "For"       22,210,002
Shares voted "Against"    2,371,702
Shares voted "Abstain"    2,058,969

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                      Position Held and Length
   Name and Age            of Service(2)                Principal Occupations During Past Five Years         Other Directorships
   ------------      -------------------------   ---------------------------------------------------------   -------------------
Peter G. Gordon      Trustee, since 1998,        Co-Founder, Chairman, President and CEO of Crystal Geyser   None
67                   Chairman since 2005         Water Company.
                     (Lead Trustee since 2001)

Isaiah Harris, Jr.   Advisory Board Trustee,     Retired. Prior thereto, President and CEO of BellSouth      CIGNA Corporation
57                   since 2008                  Advertising and Publishing Corp from 2005 to 2007,          Deluxe Corporation
                                                 President and CEO of BellSouth Enterprises from 2004 to
                                                 2005 and President of BellSouth Consumer Services from
                                                 2000 to 2003. Currently a member of the Iowa State
                                                 University Foundation Board of Governors and a member of
                                                 the Advisory Board of Iowa State University School of
                                                 Business.

Judith M. Johnson    Trustee, since 2008         Retired. Prior thereto, Chief Executive Officer and Chief   None
61                                               Investment Officer of Minneapolis Employees Retirement
                                                 Fund from 1996 to 2008. Ms. Johnson is a certified public
                                                 accountant and a certified managerial accountant.

                   34  Wells Fargo Advantage Specialty Funds


                                                   Other Information (Unaudited)

                      Position Held and Length
   Name and Age            of Service(2)                Principal Occupations During Past Five Years         Other Directorships
   ------------      -------------------------   ---------------------------------------------------------   -------------------
David F. Larcker     Advisory Board Trustee,     James Irvin Miller Professor of Accounting at the           None
59                   since 2008                  Graduate School of Business, Stanford University,
                                                 Director of Corporate Governance Research Program and
                                                 Co-Director of The Rock Center for Corporate Governance
                                                 since 2006. From 2005 to 2008, Professor of Accounting at
                                                 the Graduate School of Business, Stanford University.
                                                 Prior thereto, Ernst & Young Professor of School,
                                                 University of Pennsylvania from 1985 to 2005.

Olivia S. Mitchell   Trustee, since 2006         Professor of Insurance and Risk Management, Wharton         None
57                                               School, University of Pennsylvania. Director of the
                                                 Boettner Center on Pensions and Retirement Research.
                                                 Research associate and board member, Penn Aging Research
                                                 Center. Research associate, National Bureau of Economic
                                                 Research.

Timothy J. Penny     Trustee, since 1996         President and CEO of Southern Minnesota Initiative          None
58                                               Foundation, a non-profit organization, since 2007 and
                                                 Senior Fellow at the Humphrey Institute Policy Forum at
                                                 the University of Minnesota since 1995. Member of the
                                                 Board of Trustees of NorthStar Education Finance, Inc., a
                                                 non-profit organization, since 2007.

Donald C. Willeke    Trustee, since 1996         Principal of the law firm of Willeke & Daniels. General     None
69                                               Counsel of the Minneapolis Employees Retirement Fund from
                                                 1984 to present.

OFFICERS

                      Position Held and Length
   Name and Age            of Service(2)                Principal Occupations During Past Five Years         Other Directorships
   ------------      -------------------------   ---------------------------------------------------------   -------------------
Karla M. Rabusch     President, since 2003       Executive Vice President of Wells Fargo Bank, N.A. and      None
51                                               President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001 to
                                                 2003.

C. David Messman     Secretary, since 2000;      Senior Vice President and Secretary of Wells Fargo Funds    None
49                   Chief Legal Counsel,        Management, LLC since 2001. Vice President and Managing
                     since 2003                  Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(3)    Treasurer, since 2009       Senior Vice President of Evergreen Investment Management    None
39                                               Company, LLC since 2006 and currently the Treasurer of
                                                 the Evergreen Funds since 2005. Vice President and
                                                 Assistant Vice President of Evergreen Investment
                                                 Services, Inc. from 1999 to 2006.

David Berardi(4)     Assistant Treasurer,        Vice President of Evergreen Investment Management           None
34                   since 2009                  Company, LLC since 2008. Assistant Vice President of
                                                 Evergreen Investment Services, Inc. from 2004 to 2008.
                                                 Manager of Fund Reporting and Control for Evergreen
                                                 Investment Management Company, LLC since 2004.

Jeremy DePalma(4)    Assistant Treasurer,        Senior Vice President of Evergreen Investment Management    None
36                   since 2009                  Company, LLC since 2008. Vice President, Evergreen
                                                 Investment Services, Inc. from 2004 to 2007. Assistant
                                                 Vice President, Evergreen Investment Services, Inc. from
                                                 2000 to 2004 and the head of the Fund Reporting and
                                                 Control Team within Fund Administration since 2005.

Debra Ann Early      Chief Compliance            Chief Compliance Officer of Wells Fargo Funds Management,   None
45                   Officer, since 2007         LLC since 2007. Chief Compliance Officer of Parnassus
                                                 Investments from 2005 to 2007. Chief Financial Officer of
                                                 Parnassus Investments from 2004 to 2007 and Senior Audit
                                                 Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                    Wells Fargo Advantage Specialty Funds 35


Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

SPECIALIZED FINANCIAL SERVICES FUND AND SPECIALIZED TECHNOLOGY FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Specialized Financial Services Fund and Specialized Technology Fund (the "Funds"); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Specialized Financial Services Fund; and (iii) an investment sub-advisory agreement with RCM Capital Management ("RCM") for the Specialized Technology Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management and RCM (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over the course of interacting with Funds Management and the Sub-Advisers about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2009. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Funds, and in comparison to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Specialized Financial Services Fund was lower than the median performance of its Universe for most of the time periods under review, but was higher than the median performance of its Universe for the one-year period under review. The Board concluded that Funds Management was responsibly addressing the Fund's past underperformance. The Board noted that the performance of the Specialized Technology Fund was higher than the

                    36 Wells Fargo Advantage Specialty Funds


                                                   Other Information (Unaudited)

median performance of its Universe for most time periods under review and lower than the median performance of its Universe for the one-year period. The Board received additional information about the factors that contributed to the Fund's underperformance during the one-year period.

The Board received and considered information regarding each Fund's contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an "Expense Group") that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund's Expense Group. The Board noted that the net operating expense ratio of the Specialized Financial Services Fund was lower than its Expense Group's median net operating expense ratio. The Board also noted that the net operating expense ratio of the Specialized Technology Fund was, with respect to the Investor Class, in range of the Expense Group's median net operating expense ratio, and with respect to the Class A and Administrator Class, equal to the Expense Group's median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund's Expense Group median. The Board noted that the Advisory Agreement Rates for the Funds were higher than the median rate of each Fund's respective Expense Group, except for the Specialized Technology Fund's Administrator Class. The Board also noted that the Advisory Agreement Rate of the Specialized Technology Fund was equal to the Administrator Class Expense Group median. The Board also noted that the Net Advisory Rates for each Fund were higher than the median rates of each Fund's respective Expense Group. The Board noted that Funds Management had agreed to continue contractual fee cap arrangements for the Funds designed to lower the Funds' expenses. The Board concluded that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds' Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreements.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses of providing services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to RCM, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to RCM had been negotiated by Funds

                    Wells Fargo Advantage Specialty Funds 37


Other Information (Unaudited)

Management on an arm's-length basis and that RMC's profitability from its relationship with the Specialized Technology Fund was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Funds.

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trust, and those offered by the Sub-Advisers to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within an acceptable range of the fee rates offered to similarly situated series of the Trust by Funds Management and to other clients by the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board has reviewed information about the policies of the Sub-Advisers in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board has reviewed information about Funds Management's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds' shares, including the multiple channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                    38 Wells Fargo Advantage Specialty Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG      --   Association of Bay Area Governments
ADR       --   American Depositary Receipt
AMBAC     --   American Municipal Bond Assurance Corporation
AMT       --   Alternative Minimum Tax
ARM       --   Adjustable Rate Mortgages
BART      --   Bay Area Rapid Transit
CDA       --   Community Development Authority
CDO       --   Collateralized Debt Obligation
CDSC      --   Contingent Deferred Sales Charge
CGIC      --   Capital Guaranty Insurance Company
CGY       --   Capital Guaranty Corporation
CIFG      --   CDC (Caisse des Depots et Consignations) IXIS Financial
               Guarantee
COP       --   Certificate of Participation
CP        --   Commercial Paper
CTF       --   Common Trust Fund
DW&P      --   Department of Water & Power
DWR       --   Department of Water Resources
ECFA      --   Educational & Cultural Facilities Authority
EDFA      --   Economic Development Finance Authority
ETET      --   Eagle Tax-Exempt Trust
ETF       --   Exchange-Traded Fund
FFCB      --   Federal Farm Credit Bank
FGIC      --   Financial Guaranty Insurance Corporation
FHA       --   Federal Housing Authority
FHAG      --   Federal Housing Agency
FHLB      --   Federal Home Loan Bank
FHLMC     --   Federal Home Loan Mortgage Corporation
FNMA      --   Federal National Mortgage Association
FSA       --   Farm Service Agency
GDR       --   Global Depositary Receipt
GNMA      --   Government National Mortgage Association
GO        --   General Obligation
HCFR      --   Healthcare Facilities Revenue
HEFA      --   Health & Educational Facilities Authority
HEFAR     --   Higher Education Facilities Authority Revenue
HFA       --   Housing Finance Authority
HFFA      --   Health Facilities Financing Authority
HUD       --   Housing & Urban Development
IDA       --   Industrial Development Authority
IDAG      --   Industrial Development Agency
IDR       --   Industrial Development Revenue
LIBOR     --   London Interbank Offered Rate
LLC       --   Limited Liability Company
LOC       --   Letter of Credit
LP        --   Limited Partnership
MBIA      --   Municipal Bond Insurance Association
MFHR      --   Multi-Family Housing Revenue
MMD       --   Municipal Market Data
MTN       --   Medium Term Note
MUD       --   Municipal Utility District
NATL-RE   --   National Public Finance Guarantee Corporation
PCFA      --   Pollution Control Finance Authority
PCR       --   Pollution Control Revenue
PFA       --   Public Finance Authority
PFFA      --   Public Facilities Financing Authority
plc       --   Public Limited Company
PSFG      --   Public School Fund Guaranty
R&D       --   Research & Development
RDA       --   Redevelopment Authority
RDFA      --   Redevelopment Finance Authority
REITS     --   Real Estate Investment Trusts
SFHR      --   Single Family Housing Revenue
SFMR      --   Single Family Mortgage Revenue
SLMA      --   Student Loan Marketing Association
SPDR      --   Standard & Poor's Depositary Receipts
STIT      --   Short-Term Investment Trust
TBA       --   To Be Announced
TRAN      --   Tax Revenue Anticipation Notes
USD       --   Unified School District
XLCA      --   XL Capital Assurance


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

(GRAPHIC)
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reports at www.wellsfargo.com/advantagedelivery

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                               (GRAPHIC)
                                                       Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management,   www.wellsfargo.com/        122814 06-10
LLC. All rights reserved.                  advantagefunds

                                                             SASFLD/SAR113 04-10

                                                     WELLS FARGO ADVANTAGE FUNDS

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Semi-Annual Report
April 30, 2010

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

-    WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

-    WELLS FARGO ADVANTAGE COMMON STOCK FUND

-    WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

-    WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

-    WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

-    WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

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Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
C&B Mid Cap Value Fund ....................................................    6
Common Stock Fund .........................................................    8
Mid Cap Growth Fund .......................................................   10
Small Cap Growth Fund .....................................................   12
Small Cap Opportunities Fund ..............................................   14
Small Cap Value Fund ......................................................   16
FUND EXPENSES .............................................................   18
PORTFOLIO OF INVESTMENTS
C&B Mid Cap Value Fund ....................................................   21
Common Stock Fund .........................................................   24
Mid Cap Growth Fund .......................................................   29
Small Cap Growth Fund .....................................................   34
Small Cap Opportunities Fund ..............................................   39
Small Cap Value Fund ......................................................   45
FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   52
Statements of Operations ..................................................   54
Statements of Changes in Net Assets .......................................   56
Financial Highlights ......................................................   64
NOTES TO FINANCIAL STATEMENTS .............................................   72
OTHER INFORMATION .........................................................   83
LIST OF ABBREVIATIONS .....................................................   89

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE FUNDS, FORMING A FUND FAMILY OF MORE THAN 100 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

OUR COLLABORATIVE APPROACH IS BUILT AROUND UNDERSTANDING THE NEEDS AND GOALS OF OUR CLIENTS. BY ADHERING TO CORE PRINCIPLES OF SOUND JUDGMENT AND STEADY GUIDANCE, WE SUPPORT YOU THROUGH EVERY STAGE OF THE INVESTMENT DECISION PROCESS.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Managed Account Services and WELLS FARGO ADVANTAGE FUNDS(R) and to certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE SEMI-ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $170 BILLION IN ASSETS UNDER MANAGEMENT, AS OF APRIL 30, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Value Fund
Intrinsic Small Cap Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT Index Asset Allocation Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the Wells Fargo Advantage Dow Jones
     Target Date Funds(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the Wells Fargo Advantage Discovery Fund(SM), Wells Fargo Advantage Endeavor Select Fund(SM), Wells Fargo Advantage Enterprise Fund(SM), Wells Fargo Advantage Opportunity Fund(SM), Wells Fargo Advantage Social Sustainability Fund(SM), Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio(SM), Wells Fargo Advantage WealthBuilder Equity Portfolio(SM), Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio(SM), Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio(SM), Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio(SM), Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio(SM), Wells Fargo Advantage Dow Jones Target Today Fund(SM), Wells Fargo Advantage Dow Jones Target 2010 Fund(SM), Wells Fargo Advantage Dow Jones Target 2015 Fund(SM), Wells Fargo Advantage Dow Jones Target 2020 Fund(SM), Wells Fargo Advantage Dow Jones Target 2025 Fund(SM), Wells Fargo Advantage Dow Jones Target 2030 Fund(SM), Wells Fargo Advantage Dow Jones Target 2035 Fund(SM), Wells Fargo Advantage Dow Jones Target 2040 Fund(SM), Wells Fargo Advantage Dow Jones Target 2045 Fund(SM), Wells Fargo Advantage Dow Jones Target 2050 Fund(SM), Wells Fargo Advantage Heritage Money Market Fund(SM), Wells Fargo Advantage Overland Express Sweep Fund(SM), Wells Fargo Advantage VT Discovery Fund(SM), and Wells Fargo Advantage VT Opportunity Fund(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE SEMI-ANNUAL REPORT.

             2 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

Karla M. Rabusch,
President
WELLS FARGO ADVANTAGE FUNDS

ECONOMIC GROWTH WAS STRONG THROUGHOUT THE SIX-MONTH PERIOD AS THE ECONOMIC RECOVERY APPEARED TO GAIN MOMENTUM.

Dear Valued Shareholder,

We are pleased to provide you with this semi-annual report for the Wells Fargo Advantage Small and Mid Cap Stock Funds for the six-month period that ended April 30, 2010. The period brought additional signs of economic improvement, continuing to support a strong rally in the financial markets after the severe downturn in 2008 and early 2009. We believe that the continued advance in the financial markets during the six-month period underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing potential periods of strong recovery.

ECONOMIC GROWTH TURNED POSITIVE AFTER SEVERE CONTRACTION.

Economic growth was strong throughout the six-month period as the economic recovery appeared to gain momentum. Gross Domestic Product (GDP) growth was 3.2% in the first quarter of 2010 and 5.6% in the fourth quarter of 2009, the strongest six-month period since the second half of 2003. GDP had returned to positive growth in the third quarter of 2009. This followed the first time in at least 60 years that GDP had contracted for four consecutive quarters. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. However, with much of the growth attributable to government stimulus, questions remained over the sustainability of the recovery. By the end of the six-month period, the National Bureau of Economic Research had not declared an official end to the recession.

PAYROLL GROWTH RESUMED, THOUGH THE UNEMPLOYMENT RATE REMAINED HIGH.

Employment data turned positive during the six-month period, a welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 290,000 jobs in April 2010, the most in four years. A large increase in the labor force caused the unemployment rate to rise slightly to 9.9% in April from 9.7% in March as improvement in the job market caused previously discouraged workers to begin seeking employment. The jobless rate peaked at 10.1% in October 2009--its highest level in more than 25 years. Other encouraging news in April included increases in temporary jobs, average hours worked, average hourly earnings, and manufacturing employment. Still, more than 8 million jobs were lost during the recession, and the number of long-term unemployed--those out of work for 27 weeks or longer--continued to increase, ending the period at 6.7 million.

Other economic data continued to show additional signs of improvement. Industrial production, manufacturing, and consumer sentiment had all improved significantly as the six-month period came to a close. Retail sales strengthened significantly during the period, with particular strength in March. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in many areas of the country--spurred in part by the government's $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

              Wells Fargo Advantage Small and Mid Cap Stock Funds 3


Letter to Shareholders

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the six-month period, indicating that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate at the 0% to 0.25% range that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC's final statement during the six-month period noted that economic activity continued to strengthen, the labor market had begun to improve, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

FINANCIAL MARKETS CONTINUED TO ADVANCE ON THE SIGNS OF ECONOMIC IMPROVEMENT.

The strong rally in the equity markets largely continued during the six-month period, though it was interrupted by a correction that lasted from late January to mid February. The euro weakened significantly against the U.S. dollar as the European Union continued to debate potential support plans for Greece throughout the period.

Despite the macroeconomic concerns, strong corporate earnings reports throughout the six-month period provided support for the equity markets to continue to move higher. Approximately three-quarters of the companies in the S&P 500 Index exceeded analysts' earnings estimates each quarter from the third quarter of 2009 through the first quarter of 2010. Other than brief spikes in late October and early January, market volatility, as measured by the Chicago Board Options Exchange Volatility Index, declined over the course of the six-month period.

Among major stock-market indices, the S&P 500 Index gained 14.5% during the six-month period, and the Dow Jones Industrial Average rose 13.3%. The tech-heavy NASDAQ Composite Index advanced 20.3%, as information technology remained one of the strongest-performing sectors.

Over the six-month period, small cap stocks moderately led mid cap stocks and outpaced large cap stocks, as measured by the Russell indices. The Russell 2000(R) Index of small cap stocks gained 24.3%, the Russell Midcap(R) Index rose 21.2%, and the Russell 1000(R) Index of large cap stocks advanced 13.5%. Among investment styles, value outperformed growth across the capitalization spectrum.

STRONG CORPORATE EARNINGS REPORTS THROUGHOUT THE SIX-MONTH PERIOD PROVIDED SUPPORT FOR THE EQUITY MARKETS TO CONTINUE TO MOVE HIGHER.

             4 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

The six-month period that ended April 30, 2010, saw a continued advance in the equity markets and a welcome reprieve from the volatility of 2008 and early 2009. The sustained rebound in market performance that began in early 2009 underscores the importance of maintaining focus on long-term investment goals through periods of volatility, so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS(R) offers investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of asset classes and investment styles.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

              6 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND (the Fund) seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Cooke & Bieler, L.P.

PORTFOLIO MANAGERS

Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION

February 18, 1998

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

International Flavors & Fragrances Incorporated   3.55%
Verigy Limited                                    3.36%
International Speedway Corporation Class A        3.11%
Willis Group Holdings Limited                     2.90%
Steelcase Incorporated                            2.87%
Quest Diagnostics Incorporated                    2.85%
Fortune Brands Incorporated                       2.80%
Umpqua Holdings Corporation                       2.65%
Arthur J. Gallagher & Company                     2.62%
White Mountain Insurance Group Limited            2.61%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                  (PIE CHART)

Consumer Discretionary                             15%
Consumer Staples                                    7%
Financials                                         25%
Health Care                                         8%
Industrials                                        19%
Information Technology                             14%
Materials                                          10%
Utilities                                           2%

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 7


Performance Highlights

                        WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2010)

                                        Including Sales Charge                Excluding Sales Charge            Expense Ratio
                                ------------------------------------   ------------------------------------   ------------------
                                6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
                                --------   ------   ------   -------   --------   ------   ------   -------   --------   -------
Class A (CBMAX)                   16.81     37.27    3.09      9.55      23.91     45.65    4.32     10.20      1.47%     1.20%
Class B (CBMBX)**                 18.49     39.52    3.19      9.63      23.49     44.52    3.54      9.63      2.22%     1.95%
Class C (CBMCX)                   22.41     43.56    3.54      9.38      23.41     44.56    3.54      9.38      2.21%     1.95%
Administrator Class (CBMIX)                                              23.93     45.66    4.48     10.31      1.28%     1.15%
Institutional Class (CBMSX)                                              24.04     45.99    4.73     10.46      1.01%     0.90%
Investor Class (CBMDX)                                                   23.83     45.59    4.38     10.24      1.57%     1.25%
Russell Midcap Value Index(6)                                            26.54     54.39    5.18      8.89

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUND'S WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE PERIOD SHOWN. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Performance shown prior to the inception of Class A, Class B and Class C on July 26, 2004 reflects the performance of Investor Class, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of Administrator Class on July 26, 2004 reflects the performance of the unnamed share class of C&B Mid Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of Administrator Class. Performance shown prior to the inception of Institutional Class on July 26, 2004 reflects the performance of the unnamed share class of C&B Mid Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of Institutional Class. Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of Investor Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(5.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(6.) The Russell Midcap Value Index measures the performance of those Russell
     Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. You cannot invest directly in an index.

             8 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE COMMON STOCK FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE COMMON STOCK FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Ann M. Miletti

FUND INCEPTION
December 29, 1989

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

Time Warner Cable Incorporated                       1.62%
Liberty Media Corporation Interactive Series A       1.39%
CommScope Incorporated                               1.35%
Nuance Communications Incorporated                   1.35%
CapitalSource Incorporated                           1.32%
AMETEK Incorporated                                  1.32%
Global Payments Incorporated                         1.29%
Trimble Navigation Limited                           1.29%
AECOM Technology Corporation                         1.28%
Brocade Communications Systems Incorporated          1.27%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                  (PIE CHART)

Consumer Discretionary                        18%
Consumer Staples                               4%
Energy                                         7%
Financials                                    15%
Health Care                                   12%
Industrials                                   13%
Information Technology                        21%
Materials                                      7%
Telecommunication Services                     3%

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 9


Performance Highlights

                             WELLS FARGO ADVANTAGE COMMON STOCK FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2010)

                                Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                         ------------------------------------   ------------------------------------   -----------------
                         6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
                         --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (SCSAX)            17.48     42.28    8.12      5.12      24.65     50.96    9.41      5.74      1.38%     1.26%
Class B (SCSKX)**          19.14     44.69    8.29      5.22      24.14     49.69    8.58      5.22      2.13%     2.01%
Class C (STSAX)            23.16     48.60    8.57      4.98      24.16     49.60    8.57      4.98      2.13%     2.01%
Investor Class (STCSX)                                            24.63     50.77    9.40      5.88      1.49%     1.29%
Russell 2500 Index(6)                                             27.58     50.39    5.99      5.90

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Performance shown prior to the inception of Class A, Class B and Class C on November 30, 2000 reflects the performance of Investor Class, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of Investor Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(5.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(6.) The Russell 2500 Index measures performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

             10 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE MID CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION
December 30, 1994

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

NII Holdings Incorporated                2.74%
Shire plc ADR                            2.59%
GSI Commerce Incorporated                2.31%
Alliance Data Systems Corporation        2.22%
Scientific Games Corporation Class A     2.14%
Gartner Incorporated                     2.00%
SBA Communications Corporation Class A   2.00%
ITT Corporation                          1.83%
Philips-Van Heusen Corporation           1.69%
PMC-Sierra Incorporated                  1.67%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                   (PIE CHART)

Telecommunication Services                 (6%)
Consumer Discretionary                    (26%)
Energy                                     (5%)
Financials                                 (4%)
Health Care                               (18%)
Industrials                               (15%)
Information Technology                    (23%)
Materials                                  (3%)

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 11


Performance Highlights

                           WELLS FARGO ADVANTAGE MID CAP GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (APRIL 30, 2010)

                                        Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                                 ------------------------------------   ------------------------------------   -----------------
                                 6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
                                 --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (WFMCX)                    18.18     42.64    7.37      2.26      25.39     51.34    8.65      2.87      1.53%     1.35%
Class B (WFMBX)**                  19.57     45.00    7.43      2.35      24.57     50.00    7.73      2.35      2.28%     2.10%
Class C (WFMHX)                    23.88     49.45    7.74      2.05      24.88     50.45    7.74      2.05      2.28%     2.10%
Administrator Class (WMCGX)                                               25.44     52.01    8.80      2.94      1.35%     1.15%
Institutional Class (WFMGX)                                               25.39     51.87    8.84      2.96      1.06%     0.90%
Investor Class (WFMZX)                                                    25.11     51.22    8.50      2.73      1.64%     1.45%
Russell Midcap Growth Index(6)                                            23.23     46.95    5.74     (0.39)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Performance shown prior to the inception of Class B and Class C on June 9, 2003 reflects the performance of Class A, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of Administrator Class on March 31, 2008 reflects the performance of Class A but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. Performance shown prior to the inception of Institutional Class on March 31, 2008 reflects the performance of Class A but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of Investor Class. Performance shown prior to the inception of Investor Class on April 11, 2005 reflects the performance of Class A, adjusted to reflect Class Z expenses.

(4.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(5.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(6.) The Russell Midcap Growth Index measures the performance of those Russell
     Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Index. You cannot invest directly in an index.

             12 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

THE FUND IS CLOSED TO NEW INVESTORS(1).

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION
July 13, 1990

TEN LARGEST EQUITY HOLDINGS(2)
(AS OF APRIL 30, 2010)

GSI Commerce Incorporated              2.38%
Sykes Enterprises Incorporated         2.38%
Scientific Games Corporation Class A   2.08%
Gartner Incorporated                   1.93%
Global Cash Access Incorporated        1.72%
PMC-Sierra Incorporated                1.71%
Tivo Incorporated                      1.67%
ev3 Incorporated                       1.64%
Cbeyond Incorporated                   1.53%
Bridgepoint Education Incorporated     1.47%

SECTOR DISTRIBUTION(3)
(AS OF APRIL 30, 2010)

                                  (PIE CHART)

Telecommunication Services    4%
Consumer Discretionary       19%
Energy                        4%
Financials                    4%
Health Care                  19%
Industrials                  21%
Information Technology       27%
Materials                     2%

----------
(1.) The Fund is open to certain institutional investors, retirement plans and wrap programs as described in the Statement of Additional Information. The Fund is closed to all other investors.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(3.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 13


Performance Highlights

                         WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF APRIL 30, 2010)

                                      Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                               ------------------------------------   ------------------------------------   -----------------
                               6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
                               --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (MNSCX)                  21.24     43.23    10.94     1.77      28.64     51.96    12.26     2.38      1.52%     1.40%
Class B (WMNBX)**                23.07     45.61    11.15     1.84      28.07     50.61    11.41     1.84      2.27%     2.15%
Class C (WMNCX)                  27.01     49.67    11.41     1.61      28.01     50.67    11.41     1.61      2.27%     2.15%
Administrator Class (WMNIX)                                             28.68     52.10    12.49     2.51      1.34%     1.20%
Institutional Class (WFSIX)                                             28.88     52.58    12.82     2.67      1.08%     0.90%
Investor Class (WFSZX)                                                  28.60     51.80    12.09     2.22      1.63%     1.49%
Russell 2000 Growth Index(7)                                            25.49     45.20     6.06    (0.06)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Performance shown prior to the inception of Class B and Class C on June 9, 2003 reflects the performance of Class A, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of Administrator Class on June 9, 2003 reflects the performance of Class A and includes expenses that are not applicable to and are higher than those of Administrator Class, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. Performance shown prior to the inception of Institutional Class on April 11, 2005 reflects the performance of Administrator Class, and includes expenses that are not applicable to and are higher than those of Institutional Class. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of Investor Class. Performance shown prior to the inception of Investor Class on April 11, 2005 reflects the performance of Class A, adjusted to reflect Class Z expenses.

(5.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(6.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(7.) The Russell 2000 Growth Index measures the performance of those Russell
     2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

             14 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

THE FUND IS CLOSED TO NEW INVESTORS.

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Schroder Investment Management
North America Incorporated

PORTFOLIO MANAGER
Jenny B. Jones

FUND INCEPTION
August 1, 1993

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

Arbitron Incorporated                       1.90%
Waste Connections Incorporated              1.80%
St. Mary Land & Exploration Company         1.69%
Sanderson Farms Incorporated                1.62%
NBTY Incorporated                           1.43%
Websense Incorporated                       1.28%
PSS World Medical Incorporated              1.14%
Scientific Games Corporation Class A        1.11%
Reinsurance Group of America Incorporated   1.03%
GEO Group Incorporated                      1.03%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                   (PIE CHART)

Consumer Discretionary       13%
Consumer Staples              7%
Energy                        5%
Financials                   15%
Health Care                  18%
Industrials                  16%
Information Technology       15%
Materials                     6%
Telecommunication Services    1%
Utilities                     4%

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 15


Performance Highlights

                  WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS APRIL 30, 2010)

                                                                          Expense Ratio
                                                                        -----------------
                                 6 Month*   1 Year   5 Year   10 Year   Gross(3)   Net(4)
                                 --------   ------   ------   -------   --------   ------
Administrator Class(5) (NVSOX)     19.44     41.14    9.03      9.51      1.34%     1.20%
Russell 2000 Index(6)              28.17     48.95    5.74      4.91

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(4.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(5.) Prior to April 11, 2005, Administrator Class was named Institutional Class.

(6.) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

             16 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
I. Charles Rinaldi

FUND INCEPTION
December 31, 1997

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

InterOil Corporation                        6.12%
Randgold Resources Limited ADR              6.06%
Chimera Investment Corporation              3.68%
UAL Corporation                             2.29%
Range Resources Corporation                 2.25%
McMoRan Exploration Company                 1.98%
Chicago Bridge & Iron Company NV            1.76%
Annaly Capital Management Incorporated      1.49%
GEO Group Incorporated                      1.45%
Argo Group International Holdings Limited   1.37%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                  (PIE CHART)

Consumer Discretionary        5%
Consumer Staples              2%
Energy                       25%
Financials                   23%
Health Care                   7%
Industrials                  14%
Information Technology        7%
Materials                    16%
Telecommunication Services    1%

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 17


Performance Highlights

                          WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2010)

                                     Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                              ------------------------------------   ------------------------------------   -----------------
                              6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
                              --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (SMVAX)                 20.01     49.57    8.18     11.27      27.32     58.69     9.47    11.93      1.47%     1.44%
Class B (SMVBX)**               21.79     52.50    8.37     11.38      26.79     57.50     8.66    11.38      2.22%     2.19%
Class C (SMVCX)                 25.80     56.51    8.65     11.14      26.80     57.51     8.65    11.14      2.22%     2.19%
Institutional Class (WFSVX)                                            27.55     59.44     9.81    12.20      1.02%     0.95%
Investor Class (SSMVX)                                                 27.27     58.75     9.55    12.07      1.57%     1.36%
Russell 2000 Value Index(6)                                            30.66     52.44     5.26     9.58

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Performance shown prior to the inception of Class A, Class B and Class C on November 30, 2000 reflects the performance of Investor Class, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of Institutional Class on July 31, 2007 reflects the performance of Investor Class, and includes expenses that are not applicable to and are higher than those of Institutional Class. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of Investor Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(5.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(6.) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

             18 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                                   Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2009 to April 30, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning        Ending          Expenses
                                              Account Value   Account Value    Paid During      Net Annual
                                               11-01-2009      04-30-2010     the Period(1)   Expense Ratio
                                              -------------   -------------   -------------   -------------
C&B MID CAP VALUE FUND
CLASS A
   Actual                                       $1,000.00       $1,239.10         $ 6.66          1.20%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.84         $ 6.01          1.20%
CLASS B
   Actual                                       $1,000.00       $1,234.90         $10.81          1.95%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.12         $ 9.74          1.95%
CLASS C
   Actual                                       $1,000.00       $1,234.10         $10.80          1.95%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.12         $ 9.74          1.95%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,239.30         $ 6.39          1.15%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.09         $ 5.76          1.15%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,240.40         $ 5.00          0.90%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.33         $ 4.51          0.90%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,238.30         $ 6.94          1.25%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.60         $ 6.26          1.25%

             Wells Fargo Advantage Small and Mid Cap Stock Funds 19


Fund Expenses

                                                Beginning         Ending         Expenses
                                              Account Value   Account Value    Paid During      Net Annual
                                                11-01-2009     04-30-2010     the Period(1)   Expense Ratio
                                              -------------   -------------   -------------   -------------
COMMON STOCK FUND
CLASS A
   Actual                                       $1,000.00       $1,246.50         $ 7.02          1.26%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.55         $ 6.31          1.26%
CLASS B
   Actual                                       $1,000.00       $1,241.40         $11.17          2.01%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.83         $10.04          2.01%
CLASS C
   Actual                                       $1,000.00       $1,241.60         $11.17          2.01%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.83         $10.04          2.01%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,246.30         $ 7.18          1.29%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.40         $ 6.46          1.29%

MID CAP GROWTH FUND
CLASS A
   Actual                                       $1,000.00       $1,253.90         $ 7.54          1.35%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.10         $ 6.76          1.35%
CLASS B
   Actual                                       $1,000.00       $1,245.70         $11.69          2.10%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.38         $10.49          2.10%
CLASS C
   Actual                                       $1,000.00       $1,248.80         $11.71          2.10%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.38         $10.49          2.10%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,254.40         $ 6.43          1.15%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.09         $ 5.76          1.15%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,253.90         $ 5.03          0.90%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.33         $ 4.51          0.90%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,251.10         $ 8.09          1.45%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.60         $ 7.25          1.45%
SMALL CAP GROWTH FUND
CLASS A
   Actual                                       $1,000.00       $1,286.40         $ 7.94          1.40%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.85         $ 7.00          1.40%
CLASS B
   Actual                                       $1,000.00       $1,280.70         $12.16          2.15%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.13         $10.74          2.15%
CLASS C
   Actual                                       $1,000.00       $1,280.10         $12.15          2.15%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.13         $10.74          2.15%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,286.80         $ 6.80          1.20%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.84         $ 6.01          1.20%

             20 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                                   Fund Expenses

                                                Beginning         Ending         Expenses
                                              Account Value   Account Value    Paid During      Net Annual
                                                11-01-2009      04-30-2010    the Period(1)   Expense Ratio
                                              -------------   -------------   -------------   -------------
SMALL CAP GROWTH FUND (continued)
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $1,288.80         $ 5.11          0.90%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.33         $ 4.51          0.90%
INVESTOR CLASS
   Actual                                          $1,000.00       $1,286.00         $ 8.45          1.49%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.41         $ 7.45          1.49%
SMALL CAP OPPORTUNITIES FUND
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $1,194.40         $ 6.53          1.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.84         $ 6.01          1.20%
SMALL CAP VALUE FUND
CLASS A
   Actual                                          $1,000.00       $1,273.20         $ 7.95          1.41%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.80         $ 7.05          1.41%
CLASS B
   Actual                                          $1,000.00       $1,267.90         $12.15          2.16%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.08         $10.79          2.16%
CLASS C
   Actual                                          $1,000.00       $1,268.00         $12.15          2.16%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.08         $10.79          2.16%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $1,275.50         $ 5.36          0.95%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.08         $ 4.76          0.95%
INVESTOR CLASS
   Actual                                          $1,000.00       $1,272.70         $ 7.66          1.36%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.05         $ 6.80          1.36%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period.)

             Wells Fargo Advantage Small and Mid Cap Stock Funds 21


Portfolio of Investments--April 30, 2010 (Unaudited)

C & B MID CAP VALUE FUND

SHARES            SECURITY NAME                                                                        VALUE
---------------   -------------                                                                     -----------

COMMON STOCKS: 94.46%
AMUSEMENT & RECREATION SERVICES: 3.19%
        247,921   INTERNATIONAL SPEEDWAY CORPORATION CLASS A                                        $ 7,576,466
                                                                                                    -----------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 2.54%
          8,400   NVR INCORPORATED+                                                                   6,031,620
                                                                                                    -----------
BUSINESS SERVICES: 2.26%
        119,600   CINTAS CORPORATION                                                                  3,259,100
         37,400   MANPOWER INCORPORATED                                                               2,098,140
                                                                                                      5,357,240
                                                                                                    -----------
CHEMICALS: 5.54%
        172,973   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                     8,664,218
         92,690   SCOTTS MIRACLE-GRO COMPANY                                                          4,490,831
                                                                                                     13,155,049
                                                                                                    -----------
COSMETICS, PERSONAL CARE: 1.47%
        107,900   AVON PRODUCTS INCORPORATED                                                          3,488,407
                                                                                                    -----------
DEPOSITORY INSTITUTIONS: 4.80%
         79,000   CITY NATIONAL CORPORATION                                                           4,920,120
        433,057   UMPQUA HOLDINGS CORPORATION                                                         6,469,872
                                                                                                     11,389,992
                                                                                                    -----------
EATING & DRINKING PLACES: 1.72%
         91,300   DARDEN RESTAURANTS INCORPORATED                                                     4,085,675
                                                                                                    -----------
ELECTRIC, GAS & SANITARY SERVICES: 4.29%
        179,100   REPUBLIC SERVICES INCORPORATED                                                      5,557,473
        195,400   WESTAR ENERGY INCORPORATED                                                          4,629,026
                                                                                                     10,186,499
                                                                                                    -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 4.28%
        640,900   FLEXTRONICS INTERNATIONAL LIMITED+                                                  4,966,975
        231,300   MOLEX INCORPORATED                                                                  5,183,433
                                                                                                     10,150,408
                                                                                                    -----------
FOOD STORES: 2.64%
        265,800   SAFEWAY INCORPORATED                                                                6,272,880
                                                                                                    -----------
FURNITURE & FIXTURES: 2.95%
        853,800   STEELCASE INCORPORATED                                                              7,009,698
                                                                                                    -----------
GENERAL MERCHANDISE STORES: 1.48%
         88,500   FAMILY DOLLAR STORES INCORPORATED                                                   3,501,060
                                                                                                    -----------
HEALTH SERVICES: 3.09%
        103,650   CARDINAL HEALTH INCORPORATED                                                        3,595,619
         67,800   MEDNAX INCORPORATED+                                                                3,724,932
                                                                                                      7,320,551
                                                                                                    -----------
HOUSEHOLD PRODUCTS, WARE: 2.88%
        130,200   FORTUNE BRANDS INCORPORATED                                                         6,825,084
                                                                                                    -----------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 13.03%
        105,700   CARLISLE COMPANIES INCORPORATED                                                     3,988,061
        166,500   DIEBOLD INCORPORATED                                                                5,219,775

             22 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

C&B MID CAP VALUE FUND

SHARES            SECURITY NAME                                                                        VALUE
---------------   -------------                                                                     -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)
        106,500   DOVER CORPORATION                                                                 $ 5,561,430
        153,100   KENNAMETAL INCORPORATED                                                             5,030,866
         72,290   LAM RESEARCH CORPORATION+                                                           2,931,360
        686,099   VERIGY LIMITED+<<                                                                   8,192,022
                                                                                                     30,923,514
                                                                                                    -----------
INSURANCE CARRIERS: 16.36%
        243,078   ARTHUR J. GALLAGHER & COMPANY                                                       6,385,659
        154,900   AXIS CAPITAL HOLDINGS LIMITED                                                       4,828,233
        309,800   FIDELITY NATIONAL TITLE GROUP INCORPORATED                                          4,702,764
         65,500   RENAISSANCERE HOLDINGS LIMITED                                                      3,664,725
        205,385   STEWART INFORMATION SERVICES CORPORATION                                            2,337,281
         64,700   TORCHMARK CORPORATION                                                               3,464,038
         18,500   WHITE MOUNTAIN INSURANCE GROUP LIMITED                                              6,356,600
        205,400   WILLIS GROUP HOLDINGS LIMITED                                                       7,076,030
                                                                                                     38,815,330
                                                                                                    -----------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 5.28%
        121,600   QUEST DIAGNOSTICS INCORPORATED                                                      6,950,656
        456,200   TERADYNE INCORPORATED+<<                                                            5,579,326
                                                                                                     12,529,982
                                                                                                    -----------
MEDICAL PRODUCTS: 1.65%
         93,700   WEST PHARMACEUTICAL SERVICES INCORPORATED                                           3,921,345
                                                                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.78%
        708,000   CAPITALSOURCE INCORPORATED                                                          4,226,760
                                                                                                    -----------
PAPER & ALLIED PRODUCTS: 3.74%
        182,200   BEMIS COMPANY INCORPORATED                                                          5,540,702
        134,600   PACKAGING CORPORATION OF AMERICA                                                    3,328,658
                                                                                                      8,869,360
                                                                                                    -----------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 2.60%
        428,662   HARTE-HANKS INCORPORATED                                                            6,172,733
                                                                                                    -----------
TEXTILE MILL PRODUCTS: 4.45%
        181,393   ALBANY INTERNATIONAL CORPORATION CLASS A                                            4,620,080
        215,605   G&K SERVICES INCORPORATED CLASS A                                                   5,926,981
                                                                                                     10,547,061
                                                                                                    -----------
WHOLESALE TRADE NON-DURABLE GOODS: 2.44%
        292,500   HAIN CELESTIAL GROUP INCORPORATED+                                                  5,785,647
                                                                                                    -----------
TOTAL COMMON STOCKS (COST $197,256,062)                                                             224,142,361
                                                                                                    -----------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 23


Portfolio of Investments--April 30, 2010 (Unaudited)

C&B MID CAP VALUE FUND

PRINCIPAL         SECURITY NAME                                                  INTEREST RATE   MATURITY DATE      VALUE
---------------   -------------                                                  -------------   -------------   -----------
SHORT-TERM INVESTMENTS: 8.33%
CORPORATE BONDS AND NOTES: 0.62%
$     1,298,910   GRYPHON FUNDING LIMITED(a)(i)(v)                                   0.00%          08/05/2010   $   524,500
      1,700,620   VFNC CORPORATION(a)(i)+++/-(v)                                     0.28           09/30/2010       935,341
                                                                                                                   1,459,841
                                                                                                                 -----------

SHARES                                                                               YIELD
---------------                                                                  -------------
INVESTMENT COMPANIES: 7.71%
     14,387,682   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)(l)~                     0.12                        14,387,682
      3,916,900   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(u)(l)(v)        0.23                         3,916,900
                                                                                                                  18,304,582
                                                                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS (COST $19,433,121)                                                                   19,764,423
                                                                                                                 -----------
TOTAL INVESTMENTS IN SECURITIES
(COST $216,689,183)*                              102.79%                                                        243,906,784
OTHER ASSETS AND LIABILITIES, NET                  (2.79)                                                         (6,611,255)
                                                  ------                                                         -----------
TOTAL NET ASSETS                                  100.00%                                                        $237,295,529
                                                  ------                                                         -----------

+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(v) Security represents investment of cash collateral received from securities on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $245,176,637 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 40,385,757
Gross unrealized depreciation    (41,655,610)
                                ------------
Net unrealized depreciation     $ (1,269,853)

The accompanying notes are an integral part of these financial statements.

             24 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

COMMON STOCK FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
COMMON STOCKS: 92.24%
AMUSEMENT & RECREATION SERVICES: 1.01%
        275,000   ROYAL CARIBBEAN CRUISES LIMITED+<<                                                $     9,856,000
                                                                                                    ---------------
APPAREL & ACCESSORY STORES: 1.75%
        247,370   COACH INCORPORATED                                                                     10,327,698
        178,000   URBAN OUTFITTERS INCORPORATED+                                                          6,676,780
                                                                                                         17,004,478
                                                                                                    ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.15%
        249,000   ADVANCE AUTO PARTS INCORPORATED                                                        11,229,900
                                                                                                    ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 1.31%
        274,160   RYDER SYSTEM INCORPORATED                                                              12,753,923
                                                                                                    ---------------
BIOPHARMACEUTICALS: 1.69%
        590,000   AMYLIN PHARMACEUTICALS INCORPORATED+<<                                                 12,177,600
         80,000   GENZYME CORPORATION+                                                                    4,259,200
                                                                                                         16,436,800
                                                                                                    ---------------
BUSINESS SERVICES: 4.14%
         66,835   ALLIANCE DATA SYSTEMS CORPORATION+<<                                                    5,016,635
        346,000   AMDOCS LIMITED+                                                                        11,051,240
        314,100   GLOBAL PAYMENTS INCORPORATED                                                           13,446,621
      1,213,939   INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                           10,816,196
                                                                                                         40,330,692
                                                                                                    ---------------
CHEMICALS: 1.29%
        250,000   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                        12,522,500
                                                                                                    ---------------
COMMUNICATIONS: 7.77%
        419,000   CABLEVISION SYSTEMS CORPORATION NEW YORK GROUP CLASS A                                 11,497,360
        941,000   LIBERTY MEDIA CORPORATION INTERACTIVE SERIES A+                                        14,463,170
        365,000   NEUSTAR INCORPORATED CLASS A+                                                           8,931,550
        661,000   SYNIVERSE HOLDINGS INCORPORATED+                                                       13,272,880
        300,707   TIME WARNER CABLE INCORPORATED                                                         16,914,769
        593,000   TIME WARNER TELECOM INCORPORATED+                                                      10,555,400
                                                                                                         75,635,129
                                                                                                    ---------------
COMMUNICATIONS EQUIPMENT: 1.45%
        432,000   COMMSCOPE INCORPORATED+                                                                14,074,560
                                                                                                    ---------------
DATA SERVICES: 1.36%
      2,046,000   BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                           13,278,540
                                                                                                    ---------------
DEPOSITORY INSTITUTIONS: 3.64%
        160,000   CITY NATIONAL CORPORATION                                                               9,964,800
        533,292   FIRSTMERIT CORPORATION                                                                 12,532,362
        700,954   GLACIER BANCORP INCORPORATED<<                                                         12,960,639
                                                                                                         35,457,801
                                                                                                    ---------------
E-COMMERCE/SERVICES: 1.11%
        398,000   GSI COMMERCE INCORPORATED+                                                             10,845,500
                                                                                                    ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 25


Portfolio of Investments--April 30, 2010 (Unaudited)

COMMON STOCK FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
EATING & DRINKING PLACES: 1.09%
        452,746   JACK IN THE BOX INCORPORATED+                                                     $    10,648,586
                                                                                                    ---------------
EDUCATIONAL SERVICES: 1.24%
        496,909   GRAND CANYON EDUCATION INCORPORATED+                                                   12,015,260
                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES: 1.30%
        407,000   REPUBLIC SERVICES INCORPORATED                                                         12,629,210
                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 6.15%
        317,079   AMETEK INCORPORATED                                                                    13,713,667
        272,000   ENERSYS+                                                                                7,039,360
      1,993,000   INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                             13,173,730
      1,423,000   PMC-SIERRA INCORPORATED+                                                               12,593,550
        297,000   TESSERA TECHNOLOGIES INCORPORATED+                                                      6,023,160
        285,000   XILINX INCORPORATED                                                                     7,347,300
                                                                                                         59,890,767
                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 2.40%
        445,000   AECOM TECHNOLOGY CORPORATION+                                                          13,381,150
        363,300   PHARMACEUTICAL PRODUCT DEVELOPMENT INCORPORATED                                         9,990,750
                                                                                                         23,371,900
                                                                                                    ---------------
ENTERTAINMENT PRODUCTION: 0.74%
        217,000   DISCOVERY COMMUNICATIONS INCORPORATED CLASS A+                                          7,241,290
                                                                                                    ---------------
ENVIRONMENTAL CONTROL: 1.12%
        439,800   NALCO HOLDING COMPANY                                                                  10,876,254
                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.26%
        470,062   CROWN HOLDINGS INCORPORATED+                                                           12,221,612
                                                                                                    ---------------
FOOD & KINDRED PRODUCTS: 1.03%
        639,000   DEAN FOODS COMPANY+                                                                    10,032,300
                                                                                                    ---------------
FURNITURE & FIXTURES: 1.60%
        564,400   HERMAN MILLER INCORPORATED                                                             11,976,568
        224,000   MASCO CORPORATION                                                                       3,635,520
                                                                                                         15,612,088
                                                                                                    ---------------
GENERAL MERCHANDISE STORES: 1.21%
        307,000   BJ'S WHOLESALE CLUB INCORPORATED+                                                      11,751,960
                                                                                                    ---------------
HEALTH SERVICES: 1.85%
        172,000   MCKESSON CORPORATION                                                                   11,147,320
        185,000   UNIVERSAL HEALTH SERVICES CLASS B                                                       6,867,200
                                                                                                         18,014,520
                                                                                                    ---------------
HEALTHCARE PRODUCTS: 1.07%
        193,000   HOSPIRA INCORPORATED+                                                                  10,381,470
                                                                                                    ---------------
HOLDING & OTHER INVESTMENT OFFICES: 1.14%
        507,300   NBH HOLDINGS CORPORATION++(a)(i)                                                        9,785,817
         67,000   NBH HOLDINGS CORPORATION CLASS A(a)(i)                                                  1,292,430
                                                                                                         11,078,247
                                                                                                    ---------------
HOUSEHOLD PRODUCTS, WARE: 1.22%
        172,000   CHURCH & DWIGHT COMPANY INCORPORATED                                                   11,911,000
                                                                                                    ---------------

             26 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

COMMON STOCK FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.30%
        289,000   CAMERON INTERNATIONAL CORPORATION+                                                $    11,403,940
        308,000   CARLISLE COMPANIES INCORPORATED                                                        11,620,840
        364,877   DIEBOLD INCORPORATED                                                                   11,438,894
        770,000   NUANCE COMMUNICATIONS INCORPORATED+                                                    14,067,900
        268,000   SMITH INTERNATIONAL INCORPORATED                                                       12,799,680
                                                                                                         61,331,254
                                                                                                    ---------------
INSURANCE CARRIERS: 4.42%
        423,000   HCC INSURANCE HOLDINGS INCORPORATED                                                    11,501,370
        200,370   REINSURANCE GROUP OF AMERICA INCORPORATED                                              10,345,103
        194,190   RENAISSANCERE HOLDINGS LIMITED                                                         10,864,931
        299,000   WILLIS GROUP HOLDINGS LIMITED                                                          10,300,550
                                                                                                         43,011,954
                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 4.46%
        291,000   DENTSPLY INTERNATIONAL INCORPORATED                                                    10,662,240
        665,000   HOLOGIC INCORPORATED+                                                                  11,883,550
        112,000   TECHNE CORPORATION                                                                      7,420,000
        410,000   TRIMBLE NAVIGATION LIMITED+                                                            13,411,100
                                                                                                         43,376,890
                                                                                                    ---------------
MEDICAL EQUIPMENT & SUPPLIES: 2.61%
        309,000   NUVASIVE INCORPORATED+<<                                                               12,854,400
        223,000   VARIAN MEDICAL SYSTEMS INCORPORATED+                                                   12,572,740
                                                                                                         25,427,140
                                                                                                    ---------------
METAL MINING: 1.08%
        554,300   KINROSS GOLD CORPORATION                                                               10,515,071
                                                                                                    ---------------
MISCELLANEOUS RETAIL: 1.10%
        442,000   GAMESTOP CORPORATION CLASS A+<<                                                        10,745,020
                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.42%
      2,308,971   CAPITALSOURCE INCORPORATED                                                             13,784,557
                                                                                                    ---------------
OIL & GAS EXTRACTION: 4.31%
        381,600   FOREST OIL CORPORATION+                                                                11,180,880
        193,000   NEWFIELD EXPLORATION COMPANY+                                                          11,230,670
        246,709   NOBLE CORPORATION                                                                       9,742,538
        206,000   RANGE RESOURCES CORPORATION                                                             9,838,560
                                                                                                         41,992,648
                                                                                                    ---------------
PAPER & ALLIED PRODUCTS: 1.15%
        454,000   PACKAGING CORPORATION OF AMERICA                                                       11,227,420
                                                                                                    ---------------
PRIMARY METAL INDUSTRIES: 0.59%
        366,000   STEEL DYNAMICS INCORPORATED                                                             5,749,860
                                                                                                    ---------------
RAILROAD TRANSPORTATION: 1.04%
        170,000   NORFOLK SOUTHERN CORPORATION                                                           10,086,100
                                                                                                    ---------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 2.78%
        289,850   BIOMED REALTY TRUST INCORPORATED                                                        5,365,124
        230,000   CAMDEN PROPERTY TRUST                                                                  11,138,900
        191,000   MID-AMERICA APARTMENT COMMUNITIES INCORPORATED                                         10,556,570
                                                                                                         27,060,594
                                                                                                    ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 27


Portfolio of Investments--April 30, 2010 (Unaudited)

COMMON STOCK FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.61%
        257,068   INVESCO LIMITED                                                                   $     5,909,993
                                                                                                    ---------------
SOFTWARE: 2.91%
        925,000   ACTIVISION BLIZZARD INCORPORATED                                                       10,249,000
        196,000   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                    10,031,280
        269,000   RED HAT INCORPORATED+                                                                   8,035,030
                                                                                                         28,315,310
                                                                                                    ---------------
TEXTILE MILL PRODUCTS: 0.49%
         75,086   MOHAWK INDUSTRIES INCORPORATED+                                                         4,785,982
                                                                                                    ---------------
TRANSPORTATION BY AIR: 1.08%
        253,000   ALASKA AIR GROUP INCORPORATED+                                                         10,476,730
                                                                                                    ---------------
TRANSPORTATION SERVICES: 1.35%
        402,000   GATX CORPORATION<<                                                                     13,121,280
                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.26%
        182,562   TRACTOR SUPPLY COMPANY                                                                 12,262,690
                                                                                                    ---------------
WHOLESALE TRADE-DURABLE GOODS: 1.19%
        267,000   BORGWARNER INCORPORATED                                                                11,571,778
                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $661,896,218)                                                                 897,854,558
                                                                                                    ---------------
INVESTMENT COMPANIES: 0.90%
        285,934   UTILITIES SELECT SECTOR SPDR FUND<<                                                     8,712,409
                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $7,599,977)                                                              8,712,409
                                                                                                    ---------------

PRINCIPAL                                                   INTEREST RATE    MATURITY DATE
---------------                                             -------------    -------------
SHORT-TERM INVESTMENTS: 13.96%
CORPORATE BONDS AND NOTES: 0.60%
$     5,210,549   GRYPHON FUNDING LIMITED(a)(i)(v)              0.00%          08/05/2010                 2,104,020
      6,821,998   VFNC CORPORATION++(a)(i)+/-(v)                0.28           09/30/2010                 3,752,099
                                                                                                          5,856,119
                                                                                                    ---------------

SHARES                                                          YIELD
---------------                                                 -----
INVESTMENT COMPANIES: 13.36%
     75,587,820   WELLS FARGO ADVANTAGE MONEY MARKET
                     TRUST(u)(l)~                                0.12                                    75,587,820
     54,425,575   WELLS FARGO SECURITIES LENDING CASH
                     INVESTMENTS LLC(u)(l)(v)                    0.23                                    54,425,575
                                                                                                        130,013,395
                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $134,540,502)                                                        135,869,514
                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $804,036,697)*                            107.10%                                            1,042,436,481
OTHER ASSETS AND LIABILITIES, NET                   (7.10)                                              (69,094,685)
                                                   ------                                           ---------------
TOTAL NET ASSETS                                   100.00%                                          $   973,341,796
                                                   ------                                           ---------------

             28 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

COMMON STOCK FUND

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(v) Security represents investment of cash collateral received from securities on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $824,545,273 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $245,624,143
Gross unrealized depreciation    (27,732,935)
                                ------------
Net unrealized appreciation     $217,891,208

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 29


Portfolio of Investments--April 30, 2010 (Unaudited)

MID CAP GROWTH FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
COMMON STOCKS: 98.23%
APPAREL & ACCESSORY STORES: 2.71%
         42,700   AEROPOSTALE INCORPORATED+                                                         $     1,240,008
         46,200   PHILLIPS-VAN HEUSEN CORPORATION                                                         2,911,062
                                                                                                          4,151,070
                                                                                                    ---------------
BIOPHARMACEUTICALS: 1.88%
         39,200   ACORDA THERAPEUTICS INCORPORATED+                                                       1,519,000
         35,100   VERTEX PHARMACEUTICALS INCORPORATED+<<                                                  1,360,827
                                                                                                          2,879,827
                                                                                                    ---------------
BUSINESS SERVICES: 7.18%
         51,100   ALLIANCE DATA SYSTEMS CORPORATION+<<                                                    3,835,566
        143,378   GARTNER INCORPORATED+                                                                   3,452,542
        124,300   INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                            1,107,513
         25,300   MANPOWER INCORPORATED                                                                   1,419,330
         71,004   TELETECH HOLDINGS INCORPORATED+                                                         1,175,116
                                                                                                         10,990,067
                                                                                                    ---------------
CASINO & GAMING: 2.17%
         23,900   PENN NATIONAL GAMING INCORPORATED+                                                        739,944
         51,713   WMS INDUSTRIES INCORPORATED+                                                            2,586,684
                                                                                                          3,326,628
                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS: 4.64%
         81,200   BIOVAIL CORPORATION                                                                     1,380,400
         37,500   CELANESE CORPORATION CLASS A                                                            1,199,625
         35,900   ECOLAB INCORPORATED                                                                     1,753,356
         22,200   PERRIGO COMPANY                                                                         1,354,866
         49,800   WARNER CHILCOTT LIMITED+                                                                1,412,328
                                                                                                          7,100,575
                                                                                                    ---------------
COMMERCIAL SERVICES: 2.48%
        154,656   LIVE NATION INCORPORATED+                                                               2,426,553
         40,316   WRIGHT EXPRESS CORPORATION+                                                             1,369,535
                                                                                                          3,796,088
                                                                                                    ---------------
COMMUNICATIONS: 8.14%
          7,200   EQUINIX INCORPORATED+<<                                                                   724,680
        167,400   METROPCS COMMUNICATIONS INCORPORATED+                                                   1,277,262
        111,474   NII HOLDINGS INCORPORATED+                                                              4,728,727
         97,300   SBA COMMUNICATIONS CORPORATION CLASS A+                                                 3,441,501
        130,800   TIVO INCORPORATED+                                                                      2,291,616
                                                                                                         12,463,786
                                                                                                    ---------------
CONTAINERS, PACKAGING: 0.73%
         31,500   OWENS-ILLINOIS INCORPORATED+                                                            1,116,360
                                                                                                    ---------------
E-COMMERCE/SERVICES: 3.88%
        146,369   GSI COMMERCE INCORPORATED+                                                              3,988,555
         12,000   NETFLIX INCORPORATED+<<                                                                 1,185,240
          2,900   PRICELINE.COM INCORPORATED+                                                               759,945
                                                                                                          5,933,740
                                                                                                    ---------------

             30 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

MID CAP GROWTH FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
EDUCATIONAL SERVICES: 2.80%
         28,500   APOLLO GROUP INCORPORATED CLASS A+                                                $     1,636,185
         38,100   CAREER EDUCATION CORPORATION+                                                           1,115,187
          6,300   STRAYER EDUCATION INCORPORATED<<                                                        1,531,656
                                                                                                          4,283,028
                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 7.33%
         29,236   ACUITY BRANDS INCORPORATED<<                                                            1,321,760
         39,400   ALTERA CORPORATION                                                                        999,184
         14,800   DOLBY LABORATORIES INCORPORATED CLASS A+                                                1,017,056
        148,752   MICROSEMI CORPORATION+                                                                  2,463,333
        326,200   PMC-SIERRA INCORPORATED+                                                                2,886,870
         30,576   SOLERA HOLDINGS INCORPORATED                                                            1,188,489
         32,000   THOMAS & BETTS CORPORATION+                                                             1,342,080
                                                                                                         11,218,772
                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 2.33%
         39,500   IHS INCORPORATED+                                                                       2,001,465
         30,400   URS CORPORATION+                                                                        1,561,040
                                                                                                          3,562,505
                                                                                                    ---------------
FURNITURE & FIXTURES: 0.93%
         58,000   LEGGETT & PLATT INCORPORATED                                                            1,422,740
                                                                                                    ---------------
HEALTH SERVICES: 1.56%
         14,000   COVANCE INCORPORATED+                                                                     799,960
         34,600   HUMANA INCORPORATED+                                                                    1,581,912
                                                                                                          2,381,872
                                                                                                    ---------------
HEALTHCARE PRODUCTS: 0.95%
         30,600   GEN-PROBE INCORPORATED+                                                                 1,450,134
                                                                                                    ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.73%
         24,200   BED BATH & BEYOND INCORPORATED+                                                         1,112,232
                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 1.91%
         42,750   HYATT HOTELS CORPORATION CLASS A+                                                       1,760,018
         31,700   MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                             1,165,292
                                                                                                          2,925,310
                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.83%
         22,000   BUCYRUS INTERNATIONAL INCORPORATED CLASS A                                              1,386,220
         56,902   GARDNER DENVER INCORPORATED                                                             2,861,602
         21,100   MICROS SYSTEMS INCORPORATED+                                                              784,076
        250,744   SCIENTIFIC GAMES CORPORATION CLASS A+                                                   3,688,444
         49,200   TIMKEN COMPANY                                                                          1,730,856
                                                                                                         10,451,198
                                                                                                    ---------------
INSURANCE CARRIERS: 1.61%
         25,700   ALLIED WORLD ASSURANCE HOLDINGS                                                         1,119,749
         30,000   THE HANOVER INSURANCE GROUP INCORPORATED                                                1,351,500
                                                                                                          2,471,249
                                                                                                    ---------------
LEGAL SERVICES: 0.71%
         26,506   FTI CONSULTING INCORPORATED+<<                                                          1,090,192
                                                                                                    ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 31


Portfolio of Investments--April 30, 2010 (Unaudited)

MID CAP GROWTH FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
LEISURE, SPORTING & RECREATION: 0.77%
         40,300   DICK'S SPORTING GOODS INCORPORATED+                                               $     1,173,133
                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 2.41%
         36,800    DENTSPLY INTERNATIONAL INCORPORATED                                                    1,348,352
         50,400   PERKINELMER INCORPORATED                                                                1,262,520
         10,271   STERIS CORPORATION                                                                        341,819
         60,200   TERADYNE INCORPORATED+<<                                                                  736,246
                                                                                                          3,688,937
                                                                                                    ---------------
MEDICAL PRODUCTS: 0.67%
         25,918   INVERNESS MEDICAL INNOVATIONS INCORPORATED+                                             1,031,018
                                                                                                    ---------------
MISCELLANEOUS RETAIL: 0.75%
         47,100   GAMESTOP CORPORATION CLASS A+                                                           1,145,001
                                                                                                    ---------------
MOTION PICTURES: 2.15%
         31,100   DREAMWORKS ANIMATION SKG INCORPORATED+                                                  1,234,359
        108,016   NATIONAL CINEMEDIA INCORPORATED                                                         2,056,625
                                                                                                          3,290,984
                                                                                                    ---------------
OIL & GAS EXTRACTION: 5.04%
         22,300   CONCHO RESOURCES INCORPORATED+                                                          1,267,086
        118,400   PETROHAWK ENERGY CORPORATION+                                                           2,556,256
         41,750   RANGE RESOURCES CORPORATION                                                             1,993,980
         21,057   WHITING PETROLEUM CORPORATION+                                                          1,902,079
                                                                                                          7,719,401
                                                                                                    ---------------
PHARMACEUTICALS: 7.62%
         39,200   AUXILIUM PHARMACEUTICALS INCORPORATED+                                                  1,395,520
         72,600   FOREST LABORATORIES INCORPORATED+                                                       1,979,076
         81,600   MYLAN LABORATORIES INCORPORATED+<<                                                      1,797,648
         69,900   ONYX PHARMACEUTICALS INCORPORATED+                                                      2,018,013
         67,900   SHIRE PLC ADR                                                                           4,470,536
                                                                                                         11,660,793
                                                                                                    ---------------
PRIMARY METAL INDUSTRIES: 0.62%
         17,700   ALLEGHENY TECHNOLOGIES INCORPORATED                                                       946,419
                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.57%
         46,754   VISTAPRINT NV+                                                                          2,411,571
                                                                                                    ---------------
REAL ESTATE DEVELOPING & MANAGEMENT: 0.70%
         61,630   CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                            1,067,432
                                                                                                    ---------------
RENTAL AUTO/EQUIPMENT: 0.77%
         81,300   HERTZ GLOBAL HOLDINGS INCORPORATED+                                                     1,175,598
                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.95%
         35,300   LAZARD LIMITED                                                                          1,364,698
         53,100   RAYMOND JAMES FINANCIAL INCORPORATED<<                                                  1,626,984
                                                                                                          2,991,682
                                                                                                    ---------------
SEMICONDUCTORS: 0.86%
         63,700   MARVELL TECHNOLOGY GROUP LIMITED+                                                       1,315,405
                                                                                                    ---------------

             32 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

MID CAP GROWTH FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
SOFTWARE: 2.56%
        161,300   ACTIVISION BLIZZARD INCORPORATED                                                  $     1,787,204
         26,400   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                     1,351,152
         22,200   MCAFEE INCORPORATED+                                                                      783,731
                                                                                                          3,922,087
                                                                                                    ---------------
THEATERS & ENTERTAINMENT: 0.85%
         76,700   REGAL ENTERTAINMENT GROUP CLASS A                                                       1,310,036
                                                                                                    ---------------
TRANSPORTATION EQUIPMENT: 4.02%
         56,700   ITT CORPORATION                                                                         3,150,819
        24,700O   OSHKOSH TRUCK CORPORATION                                                                 953,914
         34,632   POLARIS INDUSTRIES INCORPORATED<<                                                       2,049,175
                                                                                                          6,153,908
                                                                                                    ---------------
TRANSPORTATION SERVICES: 0.58%
         56,500   UTI WORLDWIDE INCORPORATED                                                                895,525
                                                                                                    ---------------
TRAVEL & RECREATION: 1.11%
         72,300   EXPEDIA INCORPORATED                                                                    1,707,003
                                                                                                    ---------------
WHOLESALE TRADE-DURABLE GOODS: 1.73%
         55,900   LKQ CORPORATION+                                                                        1,177,254
         36,100   WESCO INTERNATIONAL INCORPORATED+<<                                                     1,466,381
                                                                                                          2,643,635
                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $124,409,381)                                                                 150,376,941
                                                                                                    ---------------

PRINCIPAL                                                           INTEREST RATE   MATURITY DATE
---------------                                                     -------------   -------------
SHORT-TERM INVESTMENTS: 14.43%
CORPORATE BONDS AND NOTES: 0.65%
      $ 885,737   GRYPHON FUNDING LIMITED(a)(i)(v)                      0.00%         08/05/2010            357,661
      1,159,666   VFNC CORPORATION(a)(i)+++/-(v)                        0.28          09/30/2010            637,816
                                                                                                            995,477
                                                                                                    ---------------

SHARES                                                                  YIELD
---------------                                                         -----
INVESTMENT COMPANIES: 13.78%
      4,596,301   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)(l)~       0.12                              4,596,301
     16,505,825   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS
                     LLC(u)(l)(v)                                       0.23                             16,505,825
                                                                                                         21,102,126
                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $21,871,685)                                                          22,097,603
                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $146,281,066)*                                    112.66%                                      172,474,544
OTHER ASSETS AND LIABILITIES, NET                          (12.66)                                      (19,379,729)
                                                           ------                                   ---------------
TOTAL NET ASSETS                                           100.00%                                  $   153,094,815
                                                           ------                                   ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 33


Portfolio of Investments--April 30, 2010 (Unaudited)

MID CAP GROWTH FUND

+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(v) Security represents investment of cash collateral received from securities on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $148,920,093 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $28,887,257
Gross unrealized depreciation    (5,332,806)
                                -----------
Net unrealized appreciation     $23,554,451

The accompanying notes are an integral part of these financial statements.

             34 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP GROWTH FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
COMMON STOCKS: 93.36%
APPAREL & ACCESSORY STORES: 0.64%
        493,000   TALBOTS INCORPORATED<<                                                            $     8,109,850
                                                                                                    ---------------
BIOPHARMACEUTICALS: 2.07%
        325,800   ACORDA THERAPEUTICS INCORPORATED+                                                      12,624,750
        728,672   HALOZYME THERAPEUTICS INCORPORATED+                                                     6,208,285
        895,400   VANDA PHARMACEUTICALS INCORPORATED+                                                     7,494,498
                                                                                                         26,327,533
                                                                                                    ---------------
BUSINESS SERVICES: 17.14%
      1,503,550   ART TECHNOLOGY GROUP INCORPORATED+                                                      6,435,194
        196,600   BLUE COAT SYSTEMS INCORPORATED+                                                         6,395,398
        358,850   CARDTRONICS INCORPORATED+                                                               5,002,369
        427,700   DEALERTRACK HOLDINGS INCORPORATED+                                                      6,522,425
      1,120,943   GARTNER INCORPORATED+                                                                  26,992,307
      2,765,670   GLOBAL CASH ACCESS INCORPORATED+                                                       24,006,016
      1,151,670   MARCHEX INCORPORATED CLASS B                                                            6,057,784
      3,279,600   MOVE INCORPORATED<<+                                                                    7,215,120
      1,665,095   ON ASSIGNMENT INCORPORATED+                                                            11,705,618
        214,126   QUALITY SYSTEMS INCORPORATED<<                                                         13,706,205
        564,350   QUINSTREET INCORPORATED<<+                                                              9,531,872
      1,496,449   SAPIENT CORPORATION                                                                    15,308,673
      1,464,836   SYKES ENTERPRISES INCORPORATED+                                                        33,295,722
        908,661   SYNCHRONOSS TECHNOLOGIES INCORPORATED+                                                 18,563,944
        370,599   TALEO CORPORATION CLASS A+                                                              9,628,162
        577,600   TELETECH HOLDINGS INCORPORATED+                                                         9,559,280
      1,084,300   THQ INCORPORATED+                                                                       8,240,680
                                                                                                        218,166,769
                                                                                                    ---------------
CASINO & GAMING: 0.65%
        166,180   WMS INDUSTRIES INCORPORATED+                                                            8,312,324
                                                                                                    ---------------
COMMERCIAL SERVICES: 2.44%
      1,281,805   LIVE NATION INCORPORATED+                                                              20,111,520
        323,950   WRIGHT EXPRESS CORPORATION+                                                            11,004,582
                                                                                                         31,116,102
                                                                                                    ---------------
COMMUNICATIONS: 5.82%
      1,389,632   CBEYOND INCORPORATED<<+                                                                21,372,540
        499,400   LEAP WIRELESS INTERNATIONAL INCORPORATED<<+                                             9,149,008
      1,064,987   LODGENET ENTERTAINMENT CORPORATION<<+                                                   7,028,914
      2,658,659   PAETEC HOLDING CORPORATION+                                                            13,240,122
      1,331,500   TIVO INCORPORATED+                                                                     23,327,880
                                                                                                         74,118,464
                                                                                                    ---------------
DEPOSITORY INSTITUTIONS: 1.11%
        607,245   EURONET WORLDWIDE INCORPORATED<<+                                                       9,673,413
        680,600   FIRST COMMONWEALTH FINANCIAL CORPORATION<<                                              4,457,930
                                                                                                         14,131,343
                                                                                                    ---------------
E-COMMERCE/SERVICES: 2.62%
      1,222,023   GSI COMMERCE INCORPORATED+                                                             33,300,127
                                                                                                    ---------------
EATING & DRINKING PLACES: 0.71%
        769,400   SONIC CORPORATION+                                                                      9,009,674
                                                                                                    ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 35


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP GROWTH FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
EDUCATIONAL SERVICES: 3.71%
        798,350   BRIDGEPOINT EDUCATION INCORPORATED<<+                                             $    20,525,579
        635,022   GRAND CANYON EDUCATION INCORPORATED<<+                                                 15,354,832
        478,000   K12 INCORPORATED<<+                                                                    11,314,260
                                                                                                         47,194,671
                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES: 0.71%
        141,900   CLEAN HARBORS INCORPORATED+                                                             9,000,717
                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 8.49%
        205,100   ACUITY BRANDS INCORPORATED<<                                                            9,272,571
        214,728   BALDOR ELECTRIC COMPANY                                                                 8,247,702
        681,297   FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+                                     7,644,152
        333,000   GREATBATCH INCORPORATED+                                                                7,439,220
      1,165,287   INFORMATION SERVICES GROUP INCORPORATED+                                                4,008,587
      1,232,559   MICROSEMI CORPORATION+                                                                 20,411,177
        331,768   MONOLITHIC POWER SYSTEMS+                                                               8,178,081
      2,703,350   PMC-SIERRA INCORPORATED+                                                               23,924,648
        743,351   POLYPORE INTERNATIONAL INCORPORATED+                                                   13,164,746
        435,229   UNIVERSAL DISPLAY CORPORATION<<+                                                        5,810,307
                                                                                                        108,101,191
                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 4.15%
        356,900   CORPORATE EXECUTIVE BOARD COMPANY                                                       9,800,474
        388,300   ICF INTERNATIONAL INCORPORATED+                                                         8,993,028
        563,735   LUMINEX CORPORATION+                                                                    9,166,331
        802,370   NAVIGANT CONSULTING INCORPORATED+                                                      10,334,526
        831,169   RESOURCES CONNECTION INCORPORATED+                                                     14,578,704
                                                                                                         52,873,063
                                                                                                    ---------------
ENVIRONMENTAL CONTROL: 0.70%
        576,434   CALGON CARBON CORPORATION+                                                              8,934,727
                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.83%
      1,894,250   MUELLER WATER PRODUCTS INCORPORATED                                                    10,607,800
                                                                                                    ---------------
FINANCIAL INSTITUTIONS: 1.34%
        727,800   DOLLAR FINANCIAL CORPORATION+                                                          17,037,798
                                                                                                    ---------------
FINANCIAL SERVICES: 0.27%
        370,000   MF GLOBAL HOLDINGS LIMITED<<+                                                           3,411,400
                                                                                                    ---------------
FOOTWEAR: 0.68%
        902,300   CROCS INCORPORATED<<+                                                                   8,716,218
                                                                                                    ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.52%
        798,800   PIER 1 IMPORTS INCORPORATED+                                                            6,614,064
                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.35%
      1,392,264   GREAT WOLF RESORTS INCORPORATED+                                                        4,469,167
                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 5.71%
        364,647   GARDNER DENVER INCORPORATED                                                            18,338,098
        331,900   ROBBINS & MYERS INCORPORATED                                                            8,599,529
      1,973,830   SCIENTIFIC GAMES CORPORATION CLASS A+                                                  29,035,039
        142,500   THE MIDDLEBY CORPORATION<<+                                                             8,709,600
        134,900   WATSCO INCORPORATED<<                                                                   7,988,778
                                                                                                         72,671,044
                                                                                                    ---------------

             36 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP GROWTH FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
INSURANCE CARRIERS: 3.22%
        420,000   AMERIGROUP CORPORATION+                                                           $    15,220,800
        479,900   CENTENE CORPORATION<<+                                                                 10,989,710
        638,375   TOWER GROUP INCORPORATED                                                               14,720,928
                                                                                                         40,931,438
                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 8.03%
        566,400   AFFYMETRIX INCORPORATED+                                                                3,930,816
        638,924   ALIGN TECHNOLOGY INCORPORATED+                                                         10,848,930
        184,108   ESTERLINE TECHNOLOGIES CORPORATION+                                                    10,269,544
      1,199,067   EV3 INCORPORATED+                                                                      22,938,152
      1,663,709   IXIA+                                                                                  17,053,017
        340,455   SENORX INCORPORATED+                                                                    3,350,077
        147,667   SIRONA DENTAL SYSTEMS INCORPORATED+                                                     6,156,237
        469,782   SONOSITE INCORPORATED+                                                                 15,747,093
      1,208,846   SPECTRANETICS CORPORATION+                                                              8,244,330
        111,462   STERIS CORPORATION                                                                      3,709,455
                                                                                                        102,247,651
                                                                                                    ---------------
MEDICAL EQUIPMENT & SUPPLIES: 0.99%
        301,345   NUVASIVE INCORPORATED<<+                                                               12,535,952
                                                                                                    ---------------
MEDICAL PRODUCTS: 0.88%
        466,272   VOLCANO CORPORATION+                                                                   11,199,853
                                                                                                    ---------------
METAL FABRICATE, HARDWARE: 0.57%
        315,795   CHART INDUSTRIES INCORPORATED+                                                          7,260,127
                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.98%
      1,298,532   SHUFFLE MASTER INCORPORATED+                                                           12,465,907
                                                                                                    ---------------
MOTION PICTURES: 1.80%
        321,760   CINEMARK HOLDINGS INCORPORATED                                                          5,875,338
        895,650   NATIONAL CINEMEDIA INCORPORATED                                                        17,053,176
                                                                                                         22,928,514
                                                                                                    ---------------
OIL & GAS EXTRACTION: 3.45%
        512,350   BRIGHAM EXPLORATION COMPANY+                                                            9,995,949
        339,900   CARRIZO OIL & GAS INCORPORATED+                                                         7,457,406
        530,730   GOODRICH PETROLEUM CORPORATION<<+                                                       8,985,259
        326,800   SWIFT ENERGY COMPANY+                                                                  11,823,624
        381,600   VENOCO INCORPORATED+                                                                    5,685,840
                                                                                                         43,948,078
                                                                                                    ---------------
PAPER & ALLIED PRODUCTS: 0.35%
         79,100   SCHWEITZER MANDUIT INTERNATIONAL INCORPORATED                                           4,502,372
                                                                                                    ---------------
PERSONAL SERVICES: 1.05%
        300,000   COINSTAR INCORPORATED<<+                                                               13,308,000
                                                                                                    ---------------
PHARMACEUTICALS: 3.18%
        322,900   AUXILIUM PHARMACEUTICALS INCORPORATED<<+                                               11,495,240
        581,700   ONYX PHARMACEUTICALS INCORPORATED+                                                     16,793,679
        961,600   VIROPHARMA INCORPORATED+                                                               12,231,552
                                                                                                         40,520,471
                                                                                                    ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 37


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP GROWTH FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 3.12%
      2,046,985   INNERWORKINGS INCORPORATED<<+                                                     $    12,240,970
        758,536   SHUTTERFLY INCORPORATED+                                                               17,848,352
        185,651   VISTAPRINT NV<<+                                                                        9,575,879
                                                                                                         39,665,201
                                                                                                    ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.55%
        580,200   GRAHAM PACKAGING COMPANY INCORPORATED+                                                  6,979,806
                                                                                                    ---------------
SOFTWARE: 0.48%
        794,178   LAWSON SOFTWARE INCORPORATED+                                                           6,162,821
                                                                                                    ---------------
TRANSPORTATION BY AIR: 1.06%
        243,000   ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                             13,430,610
                                                                                                    ---------------
TRANSPORTATION EQUIPMENT: 1.94%
        286,218   POLARIS INDUSTRIES INCORPORATED<<                                                      16,935,519
        162,600   WABTEC CORPORATION                                                                      7,736,508
                                                                                                         24,672,027
                                                                                                    ---------------
TRANSPORTATION SERVICES: 1.05%
        357,100   RAILAMERICA INCORPORATED+                                                               4,603,019
        556,500   UTI WORLDWIDE INCORPORATED                                                              8,820,525
                                                                                                         13,423,544
                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $980,144,768)                                                               1,188,406,418
                                                                                                    ---------------

PRINCIPAL                                                   INTEREST RATE    MATURITY DATE
---------------                                             -------------    -------------
SHORT-TERM INVESTMENTS: 16.35%
CORPORATE BONDS AND NOTES: 0.43%
$     4,917,241   GRYPHON FUNDING LIMITED(a)(i)(v)              0.00%         08/05/2010                  1,985,582
      6,437,979   VFNC CORPORATION(a)(i)+++/-(v)                0.28          09/30/2010                  3,540,889
                                                                                                          5,526,471
                                                                                                    ---------------

SHARES                                                          YIELD
---------------                                             -------------
INVESTMENT COMPANIES: 15.92%
     80,582,673   WELLS FARGO ADVANTAGE MONEY MARKET
                     TRUST(u)(l)~                               0.12                                     80,582,673
    122,037,935   WELLS FARGO SECURITIES LENDING CASH
                     INVESTMENTS LLC(u)(l)(v)                   0.23                                    122,037,935
                                                                                                        202,620,608
                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $206,892,879)                                                        208,147,079
                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,187,037,647)*                           109.71%                                              1,396,553,497
OTHER ASSETS AND LIABILITIES, NET                 (9.71)                                               (123,585,730)
                                                 ------                                             ---------------
TOTAL NET ASSETS                                 100.00%                                            $ 1,272,967,767
                                                 ------                                             ---------------

             38 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP GROWTH FUND

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(v) Security represents investment of cash collateral received from securities on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $1,216,716,159 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $245,598,925
Gross unrealized depreciation   (65,761,587)
                                ------------
Net unrealized appreciation     $179,837,338

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 39


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
COMMON STOCKS: 87.40%
AEROSPACE, DEFENSE: 0.48%
        144,000   AAR CORPORATION+                                                                  $     3,510,720
                                                                                                    ---------------
APPAREL & ACCESSORY STORES: 1.67%
        138,300   CHILDREN'S PLACE RETAIL STORES INCORPORATED+                                            6,336,906
        243,700   MEN'S WEARHOUSE INCORPORATED                                                            5,758,631
                                                                                                         12,095,537
                                                                                                    ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.67%
        285,961   STANDARD PARKING CORPORATION+                                                           4,829,881
                                                                                                    ---------------
BIOPHARMACEUTICALS: 0.31%
         93,400   AFFYMAX INCORPORATED+                                                                   2,226,656
                                                                                                    ---------------
BIOTECHNOLOGY: 0.36%
        205,800   SEATTLE GENETICS INCORPORATED+                                                          2,593,080
                                                                                                    ---------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.29%
         85,600   TUTOR PRINI CORPORATION+                                                                2,077,512
                                                                                                    ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.70%
        452,800   CENTRAL GARDEN & PET COMPANY+                                                           5,084,944
                                                                                                    ---------------
BUSINESS SERVICES: 13.81%
        490,300   ARBITRON INCORPORATED<<                                                                15,106,143
        410,100   ARIBA INCORPORATED+                                                                     5,852,127
        121,300   COMPASS DIVERSIFIED HOLDINGS                                                            1,761,276
        233,800   COMSCORE INCORPORATED+                                                                  4,243,470
         50,300   DYNAVOX INCORPORATED CLASS A+                                                             714,260
         47,700   ECLIPSYS CORPORATION+                                                                     986,436
        337,000   GARTNER INCORPORATED+                                                                   8,114,960
        387,200   GEO GROUP INCORPORATED+                                                                 8,200,896
        359,900   HEALTHCARE SERVICES GROUP                                                               7,734,251
        154,400   INFORMATICA CORPORATION+                                                                3,861,544
        112,700   KENEXA CORPORATION+                                                                     1,691,627
         52,600   LAMAR ADVERTISING COMPANY CLASS A+                                                      1,957,772
        147,500   MONSTER WORLDWIDE INCORPORATED+                                                         2,524,199
        388,500   NETSCOUT SYSTEMS INCORPORATED+                                                          5,641,020
        379,000   PARAMETRIC TECHNOLOGY CORPORATION+                                                      7,045,610
        213,400   RENT-A-CENTER INCORPORATED+                                                             5,509,988
        412,900   SONICWALL INCORPORATED+                                                                 4,182,677
        156,800   TEAM HEALTH HOLDINGS LLC+                                                               2,464,896
         53,200   TOWERS WATSON & COMPANY                                                                 2,553,600
        446,000   WEBSENSE INCORPORATED+                                                                 10,155,420
                                                                                                        100,302,172
                                                                                                    ---------------
CASINO & GAMING: 0.60%
        324,700   PINNACLE ENTERTAINMENT INCORPORATED+                                                    4,393,191
                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS: 3.61%
        176,100   ALIMERA SCIENCES INCORPORATED+                                                          1,930,056
        159,700   CABOT CORPORATION                                                                       5,196,638
        436,100   INSPIRE PHARMACEUTICALS INCORPORATED+                                                   2,987,285
        280,100   NBTY INCORPORATED+                                                                     11,394,468
        224,600   OLIN CORPORATION                                                                        4,716,600
                                                                                                         26,225,047
                                                                                                    ---------------

             40 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

SHARES            SECURITY NAME                                                                         VALUE
---------------   -------------                                                                     ---------------
COAL MINING: 0.46%
        130,500   PENN VIRGINIA CORPORATION                                                         $     3,329,055
                                                                                                    ---------------
COMMERCIAL SERVICES: 0.85%
        115,900   HMS HOLDINGS CORPORATION+                                                               6,200,650
                                                                                                    ---------------
 COMMUNICATIONS:1.92%
         95,400   ABOVENET INCORPORATED+                                                                  4,821,516
        377,000   CLEAR CHANNEL OUTDOOR HOLDINGS INCORPORATED+                                            4,365,660
        235,300   SYNIVERSE HOLDINGS INCORPORATED+                                                        4,724,824
                                                                                                         13,912,000
                                                                                                    ---------------
DEPOSITORY INSTITUTIONS: 4.12%
        469,600   BROOKLINE BANCORP INCORPORATED                                                          5,160,904
        345,210   CVB FINANCIAL CORPORATION<<                                                             3,800,762
        160,900   EURONET WORLDWIDE INCORPORATED+                                                         2,563,137
         93,540   HUDSON VALLEY HOLDING CORPORATION                                                       2,347,854
         46,100   MB FINANCIAL INCORPORATED                                                               1,129,450
        200,000   OLD NATIONAL BANCORP                                                                    2,682,000
         98,600   SIMMONS FIRST NATIONAL CORPORATION                                                      2,768,688
        107,900   TEXAS CAPITAL BANCSHARES INCORPORATED+<<                                                2,147,210
        124,900   WESTAMERICA BANCORPORATION<<                                                            7,340,373
                                                                                                         29,940,378
                                                                                                    ---------------
 EDUCATIONAL SERVICES: 0.34%
         27,600   CAPELLA EDUCATION COMPANY+                                                              2,501,112
                                                                                                    ---------------
 ELECTRIC, GAS & SANITARY SERVICES: 7.52%
         31,500   CLEAN HARBORS INCORPORATED+                                                             1,998,045
        277,800   CLECO CORPORATION                                                                       7,611,720
        311,300   IESI-BFC LIMITED                                                                        6,095,254
        229,000   NORTHWESTERN CORPORATION                                                                6,920,380
        449,100   PIKE ELECTRIC CORPORATION+                                                              4,827,825
        268,700   PORTLAND GENERAL ELECTRIC COMPANY                                                       5,341,756
         62,800   UIL HOLDINGS CORPORATION                                                                1,823,084
        171,800   UNISOURCE ENERGY CORPORATION                                                            5,724,376
        399,850   WASTE CONNECTIONS INCORPORATED+                                                        14,310,632
                                                                                                         54,653,072
                                                                                                    ---------------
 ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 3.04%
        831,400   ANADIGICS INCORPORATED+                                                                 4,181,942
      1,128,300   ATMEL CORPORATION+                                                                      6,137,952
         65,700   BALDOR ELECTRIC COMPANY                                                                 2,523,537
        101,400   METHODE ELECTRONICS INCORPORATED                                                        1,125,540
        156,300   STANDARD MICROSYSTEMS CORPORATION+                                                      4,013,784
        302,200   TRIQUINT SEMICONDUCTOR INCORPORATED+                                                    2,278,588
         76,000   VOLTERRA SEMICONDUCTOR CORPORATION+                                                     1,820,960
                                                                                                         22,082,303
                                                                                                    ---------------
 ENERGY - EXPLORATION & PRODUCTION: 0.42%
      1,080,900   RAM POWER CORPORATION(i)                                                                3,064,572
                                                                                                    ---------------
 ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.67%
        381,100   GENPACT LIMITED+                                                                        6,432,968
        563,400   LEXICON GENETICS INCORPORATED+<<                                                          907,074
         48,600   LUMINEX CORPORATION+                                                                      790,236
         43,600   MICHAEL BAKER CORPORATION+                                                              1,540,824

             Wells Fargo Advantage Small and Mid Cap Stock Funds 41


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES (continued)
         97,494   STANTEC INCORPORATED+                                                             $     2,481,020
                                                                                                         12,152,122
                                                                                                    ---------------
FINANCIAL SERVICES: 0.82%
        514,400   OCWEN FINANCIAL CORPORATION+                                                            5,941,320
                                                                                                    ---------------
FOOD & KINDRED PRODUCTS: 2.83%
         71,700   BOSTON BEER COMPANY INCORPORATED+                                                       4,087,617
         84,400   DIAMOND FOODS INCORPORATED                                                              3,604,724
        226,800   SANDERSON FARMS INCORPORATED                                                           12,852,756
                                                                                                         20,545,097
                                                                                                    ---------------
HEALTH SERVICES: 2.69%
        112,400   AMEDISYS INCORPORATED+                                                                  6,471,992
        132,200   EMERGENCY MEDICAL SERVICES CORPORATION+                                                 6,990,736
        210,400   HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A+                                     1,960,928
        460,800   SUN HEALTHCARE GROUP INCORPORATED+                                                      4,119,552
                                                                                                         19,543,208
                                                                                                    ---------------
HOLDING & OTHER INVESTMENT OFFICES: 0.39%
        325,800   INVESTORS REAL ESTATE TRUST<<                                                           2,844,234
                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.52%
        108,900   HOME INNS & HOTELS MANAGEMENT ADR+                                                      3,795,165
                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 3.35%
        173,900   ENPRO INDUSTRIES INCORPORATED+                                                          5,491,762
        198,000   IDEX CORPORATION                                                                        6,652,800
        119,400   SCANSOURCE INCORPORATED+                                                                3,326,484
        602,300   SCIENTIFIC GAMES CORPORATION CLASS A+                                                   8,859,833
                                                                                                         24,330,879
                                                                                                    ---------------
INSURANCE CARRIERS: 3.05%
        180,300   AMERIGROUP CORPORATION+                                                                 6,534,072
         51,101   ARGO GROUP INTERNATIONAL HOLDINGS LIMITED                                               1,685,822
        198,400   CENTENE CORPORATION+                                                                    4,543,360
         50,000   PRIMERICA INCORPORATED+<<                                                               1,186,000
        159,000   REINSURANCE GROUP OF AMERICA INCORPORATED                                               8,209,170
                                                                                                         22,158,424
                                                                                                    ---------------
LEGAL SERVICES: 0.54%
         95,000   FTI CONSULTING INCORPORATED+<<                                                          3,907,350
                                                                                                    ---------------
 MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 5.03%
        190,400   ALPHATEC HOLDINGS INCORPORATED+                                                         1,271,872
        129,900   BRUKER BIOSCIENCES CORPORATION+                                                         1,986,171
        100,900   CEPHEID INCORPORATED+<<                                                                 2,016,991
        186,700   COOPER COMPANIES INCORPORATED<<                                                         7,260,763
        139,000   ESCO TECHNOLOGIES INCORPORATED                                                          4,288,150
         98,500   FEI COMPANY+<<                                                                          2,216,250
        117,300   HAEMONETICS CORPORATION+                                                                6,786,978
        114,300   MASIMO CORPORATION                                                                      2,675,763
         76,200   ROFIN-SINAR TECHNOLOGIES INCORPORATED+                                                  2,023,872
         42,600   TECHNE CORPORATION                                                                      2,822,250
        313,100   VIVUS INCORPORATED+<<                                                                   3,190,489
                                                                                                         36,539,549
                                                                                                    ---------------

             42 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
 MEDICAL EQUIPMENT & SUPPLIES: 1.25%
        386,600   PSS WORLD MEDICAL INCORPORATED+<<                                                 $     9,058,038
                                                                                                    ---------------
MEDICAL PRODUCTS: 1.22%
        107,100   VOLCANO CORPORATION+                                                                    2,572,542
        150,400   WEST PHARMACEUTICAL SERVICES INCORPORATED                                               6,294,240
                                                                                                          8,866,782
                                                                                                    ---------------
METAL MINING: 0.98%
        158,700   PAN AMERICAN SILVER CORPORATION<<                                                       4,202,376
         57,400   ROYAL GOLD INCORPORATED<<                                                               2,937,732
                                                                                                          7,140,108
                                                                                                    ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.09%
         22,800   AMCOL INTERNATIONAL CORPORATION                                                           655,272
                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.76%
        238,100   STR HOLDINGS INCORPORATED+<<                                                            5,490,586
                                                                                                    ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.68%
        163,200   ARKANSAS BEST CORPORATION                                                               4,971,072
                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.46%
         94,100   WORLD ACCEPTANCE CORPORATION+<<                                                         3,319,848
                                                                                                    ---------------
OIL & GAS EXTRACTION: 3.95%
        199,700   GOODRICH PETROLEUM CORPORATION+<<                                                       3,380,921
        304,700   HELIX ENERGY SOLUTIONS GROUP INCORPORATED+                                              4,442,526
        334,000   ST. MARY LAND & EXPLORATION COMPANY                                                    13,440,160
        275,400   SUPERIOR ENERGY SERVICES INCORPORATED+                                                  7,452,324
                                                                                                         28,715,931
                                                                                                    ---------------
PAPER & ALLIED PRODUCTS: 1.20%
        191,300   SONOCO PRODUCTS COMPANY                                                                 6,337,769
        268,500   WAUSAU PAPER CORPORATION                                                                2,376,225
                                                                                                          8,713,994
                                                                                                    ---------------
PHARMACEUTICALS: 0.29%
         72,300   ONYX PHARMACEUTICALS INCORPORATED+                                                      2,087,301
                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.38%
        113,100   AMERICAN GREETINGS CORPORATION CLASS A                                                  2,777,736
                                                                                                    ---------------
RAILROAD TRANSPORTATION: 0.67%
        120,400   KANSAS CITY SOUTHERN+                                                                   4,882,220
                                                                                                    ---------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 2.46%
        104,211   HEALTH CARE REIT INCORPORATED                                                           4,682,200
        188,200   HILLTOP HOLDINGS INCORPORATED+                                                          2,207,586
        148,600   NATIONAL RETAIL PROPERTIES INCORPORATED<<                                               3,496,558
        130,300   PEBBLEBROOK HOTEL TRUST+                                                                2,566,910
        293,200   REDWOOD TRUST INCORPORATED                                                              4,890,576
                                                                                                         17,843,830
                                                                                                    ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.52%
        313,500   GRAHAM PACKAGING COMPANY INCORPORATED+                                                  3,771,405
                                                                                                    ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 43


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 2.06%
        457,400   BROADPOINT GLEACHER SECURITIES GROUP INCORPORATED+<<                              $     1,957,672
        105,000   INVESTMENT TECHNOLOGY GROUP INCORPORATED+                                               1,823,850
        202,500   KNIGHT CAPITAL GROUP INCORPORATED CLASS A+<<                                            3,148,875
        208,000   LAZARD LIMITED                                                                          8,041,280
                                                                                                         14,971,677
                                                                                                    ---------------
SEMICONDUCTORS: 0.69%
        258,900   QLOGIC CORPORATION+                                                                     5,014,893
                                                                                                    ---------------
 SOFTWARE: 0.94%
        171,600   DIGITAL RIVER INCORPORATED+                                                             4,794,504
         64,000   PROGRESS SOFTWARE CORPORATION+                                                          2,064,000
                                                                                                          6,858,504
                                                                                                    ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.24%
        128,300   APOGEE ENTERPRISES INCORPORATED                                                         1,762,842
                                                                                                    ---------------
TRANSPORTATION BY AIR: 1.09%
        134,700   ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                              7,444,869
         69,800   HAWAIIAN HOLDINGS INCORPORATED+                                                           495,580
                                                                                                          7,940,449
                                                                                                    ---------------
TRANSPORTATION EQUIPMENT: 0.63%
         92,600   ATC TECHNOLOGY CORPORATION+                                                             1,892,744
         75,300   THOR INDUSTRIES INCORPORATED                                                            2,688,963
                                                                                                          4,581,707
                                                                                                    ---------------
TRANSPORTATION SERVICES: 0.71%
        426,900   AMBASSADORS GROUP INCORPORATED                                                          5,182,566
                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.11%
        229,700   NASH FINCH COMPANY                                                                      8,044,094
                                                                                                    ---------------
WHOLESALE TRADE-DURABLE GOODS: 2.96%
        109,800   BORGWARNER INCORPORATED                                                                 4,758,732
        382,300   LKQ CORPORATION+                                                                        8,051,238
        187,100   METALS USA HOLDINGS CORPORATION+                                                        3,360,316
        191,200   OMNICARE INCORPORATED                                                                   5,313,448
                                                                                                         21,483,734
                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $500,455,463)                                                                 634,913,819
                                                                                                    ---------------
INVESTMENT COMPANIES: 1.00%
        101,400   ISHARES RUSSELL 2000 INDEX FUND<<                                                       7,258,212
                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $7,019,371)                                                              7,258,212
                                                                                                    ---------------

             44 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

PRINCIPAL         SECURITY NAME                                     INTEREST RATE   MATURITY DATE        VALUE
---------------   -------------                                     -------------   -------------   ---------------
SHORT-TERM INVESTMENTS: 21.05%
CORPORATE BONDS AND NOTES: 0.47%
$     3,017,758   GRYPHON FUNDING LIMITED(i)(a)(v)                       0.00%        08/05/2010    $     1,218,570
      3,951,049   VFNC CORPORATION(i)(a)+++/-(v)                         0.28         09/30/2010          2,173,077
                                                                                                          3,391,647
                                                                                                    ---------------

     SHARES                                                             YIELD
---------------                                                     -------------
INVESTMENT COMPANIES: 20.58%
     84,716,823   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)(l)~        0.12                            84,716,823
     64,828,722   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS
                     LLC(u)(l)(v)                                        0.23                            64,828,722
                                                                                                        149,545,545
                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $152,167,478)                                                        152,937,192
                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $659,642,312)*                                       109.45%                                      795,109,223
Other Assets and Liabilities, Net                           (9.45)                                      (68,633,881)
                                                           ------                                   ---------------
TOTAL NET ASSETS                                           100.00%                                  $   726,475,342
                                                           ------                                   ---------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(i)  Illiquid security.

(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(v) Security represents investment of cash collateral received from securities on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $667,958,135 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $147,193,245
Gross unrealized depreciation    (20,042,157)
                                ------------
Net unrealized appreciation     $127,151,088

   The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 45


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
COMMON STOCKS: 90.83%
APPAREL & ACCESSORY STORES: 1.24%
      1,885,800   COLLECTIVE BRANDS INCORPORATED+                                                   $    44,222,010
        163,500   RUE21 INCORPORATED+                                                                     5,166,600
                                                                                                         49,388,610
                                                                                                    ---------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.30%
        183,700   CAVCO INDUSTRIES INCORPORATED+                                                          7,195,529
      1,577,800   PALM HARBOR HOMES INCORPORATED+**                                                       4,575,620
                                                                                                         11,771,149
                                                                                                    ---------------
BUSINESS SERVICES: 2.85%
      1,912,300   ABM INDUSTRIES INCORPORATED                                                            41,095,327
        674,300   COGNEX CORPORATION                                                                     14,099,613
        754,600   HEALTHCARE SERVICES GROUP                                                              16,216,354
      2,353,700   HILL INTERNATIONAL INCORPORATED+**                                                     15,110,754
        674,700   KFORCE INCORPORATED+                                                                    9,371,583
        523,300   MEDIDATA SOLUTIONS INCORPORATED+                                                        7,676,811
        356,500   VERISK ANALYTICS INCORPORATED CLASS A+                                                  9,989,130
                                                                                                        113,559,572
                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS: 2.69%
      1,241,300   CALGON CARBON CORPORATION+                                                             19,240,150
        225,400   LIFE TECHNOLOGIES CORPORATION+                                                         12,331,634
        143,600   NBTY INCORPORATED+                                                                      5,841,648
      5,463,200   ORASURE TECHNOLOGIES INCORPORATED+**                                                   34,636,688
        430,800   PAREXEL INTERNATIONAL CORPORATION+                                                     10,158,264
      2,545,700   PRESTIGE BRANDS HOLDINGS INCORPORATED+**                                               24,795,118
                                                                                                        107,003,502
                                                                                                    ---------------
COAL MINING: 0.20%
      1,502,000   INTERNATIONAL COAL GROUP INCORPORATED+                                                  7,915,540
                                                                                                    ---------------
COMMUNICATIONS: 0.73%
      1,562,600   CHINA GRENTECH CORPORATION LIMITED ADR+                                                 3,765,866
      7,465,200   CINCINNATI BELL INCORPORATED+                                                          25,157,724
                                                                                                         28,923,590
                                                                                                    ---------------
COMPUTERS: 0.30%
      1,824,800   BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                           11,842,952
                                                                                                    ---------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 1.76%
      2,994,900   CHICAGO BRIDGE & IRON COMPANY NV+                                                      70,200,456
                                                                                                    ---------------
DEPOSITORY INSTITUTIONS: 5.02%
        239,400   AMERIS BACORP                                                                           2,664,522
        857,500   ASSOCIATED BANC-CORP                                                                   12,459,475
      1,272,116   BANCORP INCORPORATED+                                                                  11,283,669
      1,653,329   CENTER FINANCIAL CORPORATION(i)                                                        11,143,437
        890,600   CENTERSTATE BANKS INCORPORATED                                                         10,713,918
        499,500   CITY NATIONAL CORPORATION#                                                             31,108,860
      1,163,486   FIRST HORIZON NATIONAL CORPORATION#+                                                   16,463,321
        614,250   FIRST NIAGARA FINANCIAL GROUP INCORPORATED                                              8,538,075
        407,150   IBERIABANK CORPORATION#                                                                25,096,726
        281,300   NORTHWEST BANCSHARES INCORPORATED                                                       3,513,437
        340,450   SANDY SPRING BANCORP INCORPORATED                                                       5,940,853

             46 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
DEPOSITORY INSTITUTIONS (continued)
        298,200   SVB FINANCIAL GROUP+                                                              $    14,680,386
        910,735   WESTERN LIBERTY BANCORP+**                                                              6,375,145
      1,784,595   WHITNEY HOLDING CORPORATION                                                            24,448,952
        895,100   WILMINGTON TRUST CORPORATION#                                                          15,512,083
                                                                                                        199,942,859
                                                                                                    ---------------
EATING & DRINKING PLACES: 0.44%
      3,278,400   WENDY'S ARBY'S GROUP INCORPORATED                                                      17,408,304
                                                                                                    ---------------
EDUCATIONAL SERVICES: 0.58%
      1,347,500   CAMBIUM LEARNING GROUP INCORPORATED+                                                    6,670,125
      1,049,900   CORINTHIAN COLLEGES INCORPORATED+                                                      16,399,438
      1,649,100   VOYAGER EXPANDED LEARNING CORPORATION(a)                                                        0
                                                                                                         23,069,563
                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 3.45%
      1,920,000   GRAFTECH INTERNATIONAL LIMITED+                                                        32,371,200
      2,006,100   HARMONIC INCORPORATED+                                                                 13,721,724
     13,874,500   MRV COMMUNICATIONS INCORPORATED+**                                                     21,366,730
      1,406,800   OSI SYSTEMS INCORPORATED+**                                                            36,633,072
      4,232,700   POWER-ONE INCORPORATED+                                                                33,269,022
          5,200   RICHARDSON ELECTRONICS LIMITED                                                             60,657
                                                                                                        137,422,405
                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.78%
        324,400   GEN-PROBE INCORPORATED#+                                                               15,373,316
        626,450   INFINITY PHARMACEUTICALS INCORPORATED+                                                  4,322,505
      2,098,200   SYMYX TECHNOLOGIES INCORPORATED+**                                                     11,435,190
                                                                                                         31,131,011
                                                                                                    ---------------
ENTERTAINMENT PRODUCTION: 0.59%
        700,300   DISCOVERY COMMUNICATIONS INCORPORATED CLASS A+                                         23,369,011
                                                                                                    ---------------
FOOD & KINDRED PRODUCTS: 1.22%
      3,258,000   DEL MONTE FOODS COMPANY                                                                48,674,520
                                                                                                    ---------------
GENERAL MERCHANDISE STORES: 0.15%
        393,800   FOOT LOCKER INCORPORATED                                                                6,044,830
                                                                                                    ---------------
HEALTH SERVICES: 3.03%
        310,800   AMEDISYS INCORPORATED#+                                                                17,895,864
        289,400   COMMUNITY HEALTH SYSTEMS INCORPORATED+                                                 11,824,884
      2,420,200   CROSS COUNTRY HEALTHCARE INCORPORATED+**                                               24,250,404
        940,800   GENTIVA HEALTH SERVICES INCORPORATED#+                                                 26,982,144
        555,400   HEALTHWAYS INCORPORATED+                                                                9,047,466
      1,500,100   MDS INCORPORATED+                                                                      13,485,899
        536,300   PSYCHIATRIC SOLUTIONS INCORPORATED#+                                                   17,252,771
                                                                                                        120,739,432
                                                                                                    ---------------
HOLDING & OTHER INVESTMENT OFFICES: 6.69%
      3,518,900   ANNALY CAPITAL MANAGEMENT INCORPORATED#                                                59,645,355
      3,808,200   ANWORTH MORTGAGE ASSET CORPORATION                                                     25,553,022
      4,205,200   CAPSTEAD MORTGAGE CORPORATION**                                                        47,602,864

             Wells Fargo Advantage Small and Mid Cap Stock Funds 47


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
HOLDING & OTHER INVESTMENT OFFICES (continued)
      1,880,600   HILLTOP HOLDINGS INCORPORATED+                                                    $    22,059,438
      5,633,700   MFA MORTGAGE INVESTMENTS INCORPORATED                                                  40,055,607
        458,600   NBH HOLDINGS CORPORATION(a)++(i)                                                        8,846,394
         69,000   PRIMORIS SERVICES CORPORATION                                                             545,100
        860,000   REDWOOD TRUST INCORPORATED                                                             14,344,800
     10,229,000   SANDSTORM RESOURCES LIMITED+                                                            7,955,218
        728,550   SILVER STANDARD RESOURCES INCORPORATED+                                                14,942,561
        850,200   SUN COMMUNITIES INCORPORATED                                                           24,587,784
                                                                                                        266,138,143
                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 2.14%
      3,319,600   CRAY INCORPORATED+**                                                                   22,440,496
      3,414,900   INTERMEC INCORPORATED+**                                                               39,168,903
      1,605,600   SCIENTIFIC GAMES CORPORATION CLASS A+                                                  23,618,376
                                                                                                         85,227,775
                                                                                                    ---------------
INSURANCE CARRIERS: 2.78%
      1,653,900   ARGO GROUP INTERNATIONAL HOLDINGS LIMITED**                                            54,562,161
        629,315   MERCURY GENERAL CORPORATION                                                            28,312,882
        637,800   NYMAGIC INCORPORATED**                                                                 14,159,160
        841,900   ONEBEACON INSURANCE GROUP LIMITED                                                      13,655,618
                                                                                                        110,689,821
                                                                                                    ---------------
JUSTICE, PUBLIC ORDER & SAFETY: 1.46%
      2,734,100   GEO GROUP INCORPORATED+**                                                              57,908,238
                                                                                                    ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE: 0.33%
        564,993   SKYLINE CORPORATION**                                                                  13,169,987
                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 3.54%
      1,036,900   COHERENT INCORPORATED+                                                                 38,956,333
        783,400   HOLOGIC INCORPORATED#+                                                                 13,999,358
      7,356,100   ION GEOPHYSICAL CORPORATION+                                                           44,210,161
      3,829,900   LTX-CREDENCE CORPORATION+                                                              12,983,361
        513,400   STERIS CORPORATION#                                                                    17,085,952
      1,197,100   SYMMETRY MEDICAL INCORPORATED+                                                         13,838,476
                                                                                                        141,073,641
                                                                                                    ---------------
MEDICAL EQUIPMENT & SUPPLIES: 0.35%
        247,200   VARIAN MEDICAL SYSTEMS INCORPORATED+                                                   13,937,136
                                                                                                    ---------------
MEDICAL PRODUCTS: 0.25%
        234,200   ILLUMINA INCORPORATED#+                                                                 9,805,954
                                                                                                    ---------------
METAL MINING: 9.60%
        679,000   AGNICO-EAGLE MINES LIMITED                                                             42,885,640
      2,758,200   ELDORADO GOLD CORPORATION                                                              42,145,296
      2,550,800   PETAQUILLA MINERALS LIMITED+                                                            1,317,233
      2,873,900   RANDGOLD RESOURCES LIMITED ADR#                                                       242,097,336
        764,400   ROYAL GOLD INCORPORATED                                                                39,121,992
      1,332,100   YAMANA GOLD INCORPORATED                                                               14,479,927
                                                                                                        382,047,424
                                                                                                    ---------------

             48 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.21%
        757,000   HARRY WINSTON DIAMOND CORPORATION                                                 $     8,342,140
                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.64%
      2,785,800   ACCO BRANDS CORPORATION+**                                                             25,434,354
                                                                                                    ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.23%
      1,034,100   COVENANT TRANSPORT INCORPORATED CLASS A+**                                              7,652,340
      2,916,903   YRC WORLDWIDE INCORPORATED+                                                             1,623,840
                                                                                                          9,276,180
                                                                                                    ---------------
OIL & GAS EXPLORATION: 0.50%
      2,155,800   TRILOGY ENERGY CORPORATION                                                             19,885,653
                                                                                                    ---------------
OIL & GAS EXTRACTION: 15.49%
      1,219,900   FOREST OIL CORPORATION+                                                                35,743,070
      7,599,700   GLOBAL INDUSTRIES LIMITED+**                                                           50,917,990
      1,195,600   HELIX ENERGY SOLUTIONS GROUP INCORPORATED+                                             17,431,848
      1,068,300   HELMERICH & PAYNE INCORPORATED                                                         43,394,346
        873,700   HERCULES OFFSHORE INCORPORATED+                                                         3,459,852
      3,188,400   KEY ENERGY SERVICES INCORPORATED+                                                      34,626,024
      6,616,700   MCMORAN EXPLORATION COMPANY+**                                                         79,003,398
        511,400   NEWFIELD EXPLORATION COMPANY+                                                          29,758,366
      7,954,400   NEWPARK RESOURCES INCORPORATED+**                                                      53,135,392
        227,200   NOBLE ENERGY INCORPORATED                                                              17,358,080
        715,600   OCEANEERING INTERNATIONAL INCORPORATED+                                                46,871,800
      2,452,100   PARKER DRILLING COMPANY+                                                               13,560,113
      1,033,400   PETROHAWK ENERGY CORPORATION+                                                          22,311,106
      1,240,700   PETROQUEST ENERGY INCORPORATED#+                                                        7,332,537
        272,600   PIONEER NATURAL RESOURCES COMPANY                                                      17,481,838
        539,100   PRIDE INTERNATIONAL INCORPORATED#+                                                     16,350,903
      1,879,700   RANGE RESOURCES CORPORATION                                                            89,774,472
        126,900   SWIFT ENERGY COMPANY#+                                                                  4,591,242
         96,000   TRANSOCEAN LIMITED#+                                                                    6,955,200
      2,080,750   VANTAGE DRILLING COMPANY+                                                               3,745,350
      1,818,900   WILLBROS GROUP INCORPORATED+                                                           22,827,195
                                                                                                        616,630,122
                                                                                                    ---------------
PAPER & ALLIED PRODUCTS: 0.40%
      1,801,300   WAUSAU PAPER CORPORATION                                                               15,941,505
                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES: 6.14%
      3,644,000   INTEROIL CORPORATION#+**                                                              244,403,080
                                                                                                    ---------------
PRIMARY METAL INDUSTRIES: 2.65%
      1,074,600   CARPENTER TECHNOLOGY CORPORATION#                                                      42,199,542
      2,503,900   STEEL DYNAMICS INCORPORATED                                                            39,336,269
        323,600   UNITED STATES STEEL CORPORATION#                                                       17,687,976
         99,240   WEBCO INDUSTRIES INCORPORATED+**(a)                                                     6,252,120
                                                                                                        105,475,907
                                                                                                    ---------------
REAL ESTATE INVESTMENT TRUST (REIT): 5.54%
        716,065   ARMOUR RESIDENTIAL REIT INCORPORATED**                                                  5,871,733
     36,115,650   CHIMERA INVESTMENT CORPORATION                                                        146,990,696
        443,119   CREXUS INVESTMENT CORPORATION                                                           5,853,602
      1,161,800   HATTERAS FINANCIAL CORPORATION                                                         30,985,206
      1,497,700   INVESCO MORTGAGE CAPITAL**                                                             30,927,505
                                                                                                        220,628,742
                                                                                                    ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 49


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

SHARES            SECURITY NAME                                                                          VALUE
---------------   -------------                                                                     ---------------
RENTAL AUTO/EQUIPMENT: 0.06%
        176,200   UNITED RENTALS INCORPORATED+                                                      $     2,530,232
                                                                                                    ---------------
RETAIL: 0.18%
        283,400   VITAMIN SHOPPE INCORPORATED+                                                            7,033,988
                                                                                                    ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.66%
      8,216,900   INTERTAPE POLYMER GROUP INCORPORATED+**                                                26,202,051
                                                                                                    ---------------
TECHNOLOGY: 0.15%
      1,532,400   ASCENT SOLAR TECHNOLOGIES INCORPORATED+**                                               5,838,444
                                                                                                    ---------------
TRANSPORTATION BY AIR: 5.51%
        757,900   ALASKA AIR GROUP INCORPORATED+                                                         31,384,639
      4,289,000   DELTA AIR LINES INCORPORATED+                                                          51,811,120
      1,270,200   LAN AIRLINES SA ADR                                                                    24,184,608
        846,995   PHI INCORPORATED (NON-VOTING)+**                                                       17,609,026
        126,300   PHI INCORPORATED (VOTING)+                                                              2,661,141
      4,241,600   UAL CORPORATION#+                                                                      91,533,725
                                                                                                        219,184,259
                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $2,747,385,469)                                                             3,615,212,082
                                                                                                    ---------------
INVESTMENT COMPANIES: 1.50%
        644,100   KBW REGIONAL BANKING ETF                                                               17,989,713
        822,600   MARKET VECTORS GOLD MINERS ETF                                                         41,565,978
TOTAL INVESTMENT COMPANIES (COST $41,895,810)                                                            59,555,691
                                                                                                    ---------------

                                                                                       EXPIRATION
                                                                                          DATE
                                                                                       ----------
WARRANTS: 0.01%
        402,834   ARMOUR RESIDENTIAL REIT INCORPORATED (REITS)+                        11/07/2011            60,425
        156,641   PRIMORIS SERVICES CORPORATION (HOLDING COMPANIES)+                   10/02/2010           435,462
TOTAL WARRANTS (COST $425,907)                                                                              495,887
                                                                                                    ---------------

                                                                               YIELD
                                                                               -----
SHORT-TERM INVESTMENTS: 7.97%
INVESTMENT COMPANIES: 7.97%
    317,377,998   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~(l)(u)               0.12%                   317,377,998
                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $317,377,998)                                                        317,377,998
                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $3,107,085,184)*                                                100.31%                         3,992,641,658
Other Assets and Liabilities, Net                                      (0.31)                           (12,250,374)
                                                                      ------                        ---------------
TOTAL NET ASSETS                                                      100.00%                       $ 3,980,391,284
                                                                      ------                        ---------------

             50 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL CAP VALUE FUND

----------

# All or a portion of this security is segregated as collateral for written options.

+    Non-income earning securities.

** Investment held by the Fund representing 5% or more of the outstanding voting stock of the issuer and is therefore considered an affiliate of the Fund.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(i)  Illiquid security.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $3,132,360,471 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $1,163,517,478
Gross unrealized depreciation     (303,236,291)
                                --------------
Net unrealized appreciation     $  860,281,187

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

             52 Wells Fargo Advantage Small and Mid Cap Stock Funds


                Statements of Assets and Liabilities--April 30, 2010 (Unaudited)

                                                                                  C&B Mid           Common
                                                                                 Cap Value          Stock
                                                                                    Fund            Fund
                                                                               -------------   --------------
ASSETS
   Investments
      In unaffiliated securities, at value (including securities on loan) ..   $ 225,602,202   $  912,423,086
      In affiliated securities, at value ...................................      18,304,582      130,013,395
                                                                               -------------   --------------
   TOTAL INVESTMENTS, AT VALUE (SEE COST BELOW) ............................     243,906,784    1,042,436,481
   Cash ....................................................................               0                0
   Foreign currency, at value (see cost below) .............................               0                0
   Receivable for Fund shares issued .......................................         299,802        1,510,464
   Receivable for investments sold .........................................      12,123,510        1,495,242
   Receivable for dividends ................................................          43,587           23,117
   Receivable for securities lending income ................................              51            5,925
   Prepaid expenses and other assets .......................................               0                0
                                                                               -------------   --------------
TOTAL ASSETS ...............................................................     256,373,734    1,045,471,229
                                                                               -------------   --------------
LIABILITIES
   Options written, at value ...............................................               0                0
   Payable for Fund shares redeemed ........................................      13,576,371        1,378,613
   Payable for investments purchased .......................................               0        9,850,522
   Payable upon receipt of securities loaned ...............................       5,232,342       59,702,439
   Payable to investment advisor and affiliates ............................         255,129        1,086,679
   Accrued expenses and other liabilities ..................................          14,363          111,180
                                                                               -------------   --------------
TOTAL LIABILITIES ..........................................................      19,078,205       72,129,433
                                                                               -------------   --------------
TOTAL NET ASSETS ...........................................................   $ 237,295,529   $  973,341,796
                                                                               =============   ==============
NET ASSETS CONSIST OF
   Paid-in-capital .........................................................   $ 391,226,638   $  764,283,313
   Undistributed (overdistributed) net investment income (loss) ............         138,164       (1,717,368)
   Accumulated net realized loss on investments ............................    (181,286,874)     (27,623,933)
   Net unrealized appreciation of investments ..............................      27,217,601      238,399,784
                                                                               -------------   --------------
TOTAL NET ASSETS ...........................................................   $ 237,295,529   $  973,341,796
                                                                               =============   ==============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class A ....................................................   $  17,407,084   $  136,604,058
   Shares outstanding - Class A ............................................       1,145,389        7,273,862
   Net asset value per share - Class A .....................................   $       15.20   $        18.78
   Maximum offering price per share - Class A(2) ...........................   $       16.13   $        19.93
   Net assets - Class B ....................................................   $   4,668,897   $   13,038,229
   Shares outstanding - Class B ............................................         316,147          766,032
   Net asset value and offering price per share - Class B ..................   $       14.77   $        17.02
   Net assets - Class C ....................................................   $   7,017,486   $   15,967,890
   Shares outstanding - Class C ............................................         475,474          938,530
   Net asset value and offering price per share - Class C ..................   $       14.76   $        17.01
   Net assets - Administrator Class ........................................   $  10,978,495               NA
   Shares outstanding - Administrator Class ................................         714,334               NA
   Net asset value and offering price per share - Administrator Class ......   $       15.37               NA
   Net assets - Institutional Class ........................................   $  35,090,553               NA
   Shares outstanding - Institutional Class ................................       2,291,682               NA
   Net asset value and offering price per share - Administrator Class ......   $       15.31               NA
   Net assets - Investor Class .............................................   $ 162,133,014   $  807,731,619
   Shares outstanding - Investor Class .....................................      10,624,951       42,136,455
   Net asset value and offering price per share - Investor Class ...........   $       15.26   $        19.17
                                                                               -------------   --------------
INVESTMENTS, AT COST .......................................................   $ 216,689,183   $  804,036,697
                                                                               -------------   --------------
SECURITIES ON LOAN, AT VALUE ...............................................   $   3,821,500   $   53,221,836
                                                                               -------------   --------------
FOREIGN CURRENCIES, AT COST ................................................   $           0   $            0
                                                                               -------------   --------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS .......................................   $           0   $            0
                                                                               -------------   --------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 53


Statements of Assets and Liabilities--April 30, 2010 (Unaudited)

   Mid Cap        Small Cap       Small Cap        Small Cap
   Growth          Growth       Opportunities        Value
    Fund            Fund             Fund            Fund
------------   --------------   -------------   --------------


$151,372,418   $1,193,932,889   $645,563,678    $2,693,825,697
  21,102,126      202,620,608    149,545,545     1,298,815,961
------------   --------------   ------------    --------------
 172,474,544    1,396,553,497    795,109,223     3,992,641,658
      50,000           50,000         50,000                 0
           0                0        812,033           574,868
     180,233        3,746,051        644,120        10,755,572
   1,368,630       21,871,725      6,740,683         8,800,394
      23,353          162,724        306,731         1,930,677
       5,554           11,748         93,823                 0
      20,845                0              0                 0
------------   --------------   ------------    --------------
 174,123,159    1,422,395,745    803,756,613     4,014,703,169
------------   --------------   ------------    --------------

           0                0              0         1,800,685
     140,017          820,931        351,836         1,768,129
   3,324,145       20,337,988      8,188,487        26,216,063
  17,402,835      127,017,756     67,884,886                 0
     161,347        1,152,822        781,503         4,217,577
           0           98,481         74,559           309,431
------------   --------------   ------------    --------------
  21,028,344      149,427,978     77,281,271        34,311,885
------------   --------------   ------------    --------------
$153,094,815   $1,272,967,767   $726,475,342    $3,980,391,284
============   ==============   ============    ==============

$149,710,061   $1,067,995,785   $671,324,038    $3,248,142,370
    (555,629)      (2,982,445)      (538,970)       14,452,786
 (22,253,095)      (1,561,423)   (79,774,907)     (167,455,266)
  26,193,478      209,515,850    135,465,181       885,251,394
------------   --------------   ------------    --------------
$153,094,815   $1,272,967,767   $726,475,342    $3,980,391,284
============   ==============   ============    ==============

$ 90,875,563   $  192,709,061             NA    $  609,085,643
  16,153,499       14,649,204             NA        20,613,892
$       5.63   $        13.15             NA    $        29.55
$       5.97   $        13.95             NA    $        31.35
$  1,810,593   $    4,423,493             NA    $   45,538,732
     356,860          359,020             NA         1,687,858
$       5.07   $        12.32             NA    $        26.98
$  3,440,131   $    6,223,897             NA    $   93,013,688
     678,909          504,259             NA         3,436,962
$       5.07   $        12.34             NA    $        27.06
$ 19,757,860   $  350,060,732   $726,475,342                NA
   3,486,978       26,178,716     23,499,804                NA
$       5.67   $        13.37   $      30.91                NA
$    472,815   $  687,041,511             NA    $1,196,770,494
      83,202       50,486,945             NA        39,756,589
$       5.68   $        13.61             NA    $        30.10
$ 36,737,853   $   32,509,073             NA    $2,035,982,727
   6,586,770        2,493,844             NA        67,834,820
$       5.58   $        13.04             NA    $        30.01
------------   --------------   ------------    --------------
$146,281,066   $1,187,037,647   $659,642,312    $3,107,085,184
------------   --------------   ------------    --------------
$ 16,141,165   $  118,975,676   $ 63,268,076    $            0
------------   --------------   ------------    --------------
$          0   $            0   $    813,763    $      577,426
------------   --------------   ------------    --------------
$          0   $            0   $          0    $    1,498,344
------------   --------------   ------------    --------------

             54 Wells Fargo Advantage Small and Mid Cap Stock Funds


   Statements of Operations--For the Six Months Ended April 30, 2010 (Unaudited)

                                                                                       C&B Mid        Common
                                                                                      Cap Value        Stock
                                                                                         Fund          Fund
                                                                                     -----------   ------------
INVESTMENT INCOME
   Dividends(1) ..................................................................   $ 2,166,131   $  3,924,847
   Income from affiliated securities .............................................         2,305         19,716
   Securities lending ............................................................         3,246         59,949
                                                                                     -----------   ------------
TOTAL INVESTMENT INCOME ..........................................................     2,171,682      4,004,512
                                                                                     -----------   ------------
EXPENSES
   Advisory fees .................................................................       915,757      3,188,087
   Administration fees
      Fund level .................................................................        61,050        218,816
      Class A ....................................................................        24,953        171,359
      Class B ....................................................................         6,219         17,790
      Class C ....................................................................         9,242         18,935
      Administrator Class ........................................................         5,830             NA
      Institutional Class ........................................................        13,266             NA
      Investor Class .............................................................       323,970      1,380,605
   Custody fees ..................................................................         3,267          7,403
   Shareholder servicing fees
      Class A ....................................................................        22,279        152,249
      Class B ....................................................................         5,552         15,884
      Class C ....................................................................         8,252         16,687
      Administrator Class ........................................................        14,357             NA
      Investor Class .............................................................       213,138        899,128
   Accounting fees ...............................................................         5,428         19,350
   Distribution fees
      Class B ....................................................................        16,657         47,652
      Class C ....................................................................        24,755         50,719
   Professional fees .............................................................        16,434         25,809
   Registration fees .............................................................        18,439         21,932
   Shareholder reports ...........................................................        33,391         45,656
   Trustees' fees ................................................................         5,274          5,274
   Other fees and expenses .......................................................         6,714         11,560
                                                                                     -----------   ------------
TOTAL EXPENSES ...................................................................     1,754,224      6,314,895
                                                                                     -----------   ------------
LESS
   Waived fees and/or reimbursed expenses ........................................      (257,456)      (593,340)
   Net expenses ..................................................................     1,496,768      5,721,555
                                                                                     -----------   ------------
NET INVESTMENT INCOME (LOSS) .....................................................       674,914     (1,717,043)
                                                                                     -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated securities, foreign currencies and foreign currency translation ..    (3,447,675)    51,230,832
   Affiliated securities .........................................................             0              0
   Options transactions ..........................................................             0              0
                                                                                     -----------   ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ........................................    (3,447,675)    51,230,832
                                                                                     -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated securities, foreign currencies and foreign currency translation ..    55,205,534    142,660,009
   Affiliated securities .........................................................             0              0
   Options transactions ..........................................................             0              0
                                                                                     -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..............    55,205,534    142,660,009
                                                                                     -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........................    51,757,859    193,890,841
                                                                                     -----------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................   $52,432,773   $192,173,798
                                                                                     ===========   ============
(1.) Net of foreign withholding taxes of .........................................   $         0   $      3,622

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 55


Statements of Operations--For the Six Months Ended April 30, 2010 (Unaudited)

  Mid Cap       Small Cap       Small Cap      Small Cap
   Growth         Growth      Opportunities      Value
    Fund           Fund            Fund          Fund
-----------   -------------   -------------  ------------

$   384,209   $  2,645,158    $  2,963,178   $ 33,412,482
      2,360         26,155          37,265      3,416,181
     17,553         74,240         456,971              0
-----------   ------------    ------------   ------------
    404,122      2,745,553       3,457,414     36,828,663
-----------   ------------    ------------   ------------

    526,332      4,355,289       2,809,018     13,905,399

     35,089        260,774         166,466        873,018
    114,054        259,650              NA        736,758
      2,559          6,012              NA         67,071
      4,241          7,969              NA        114,556
     10,723        140,604         332,932             NA
        102        214,928              NA        409,575
     61,427         55,322              NA      3,443,069
      1,500         13,874           8,036         24,966

    101,834        223,473              NA        647,154
      2,285          5,368              NA         59,885
      3,786          7,116              NA        101,675
     25,316        350,738         827,981             NA
     40,186         35,471              NA      2,256,238
      3,116         21,955          14,829         75,896

      6,854         16,104              NA        179,655
     11,358         21,347              NA        306,847
     15,591         15,860          18,183         29,727
     21,735         52,849           5,084         30,411
     19,143         92,734          25,915        281,179
      5,274          5,274           5,274          5,274
      1,147          7,118           9,355         40,297
-----------   ------------    ------------   ------------
  1,013,652      6,169,829       4,223,073     23,588,650
-----------   ------------    ------------   ------------

    (53,901)      (441,831)       (226,689)    (1,307,688)
    959,751      5,727,998       3,996,384     22,280,962
-----------   ------------    ------------   ------------
   (555,629)    (2,982,445)       (538,970)    14,547,701
-----------   ------------    ------------   ------------


  7,175,817     70,121,838      30,653,900     33,145,627
          0              0               0     40,044,678
          0              0               0         28,584
-----------   ------------    ------------   ------------
  7,175,817     70,121,838      30,653,900     73,218,889
-----------   ------------    ------------   ------------

 24,378,335    197,926,550      87,632,841    553,416,690
          0              0               0    171,811,609
          0              0               0     (3,769,153)
-----------   ------------    ------------   ------------
 24,378,335    197,926,550      87,632,841    721,459,146
-----------   ------------    ------------   ------------
 31,554,152    268,048,388     118,286,741    794,678,035
-----------   ------------    ------------   ------------
$30,998,523   $265,065,943    $117,747,771   $809,225,736
===========   ============    ============   ============
$       959   $          0    $     19,463   $    174,679

             56 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                   C&B MID CAP VALUE FUND
                                                                                            -----------------------------------
                                                                                                 For the
                                                                                            Six Months Ended        For the
                                                                                             April 30, 2010       Year Ended
                                                                                               (Unaudited)     October 31, 2009
                                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .................................................................     $235,478,223      $ 261,455,626
OPERATIONS
   Net investment income (loss) .........................................................          674,914          2,262,672
   Net realized gain (loss) on investments ..............................................       (3,447,675)       (65,632,978)
   Net change in unrealized appreciation (depreciation) of investments ..................       55,205,534         81,887,459
                                                                                              ------------      -------------
Net increase in net assets resulting from operations ....................................       52,432,773         18,517,153
                                                                                              ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...........................................................................          (90,238)          (263,651)
      Class B ...........................................................................                0            (22,196)
      Class C ...........................................................................                0            (29,932)
      Administrator Class ...............................................................          (73,808)          (177,952)
      Institutional Class ...............................................................         (259,414)          (702,762)
      Investor Class ....................................................................         (784,401)        (2,606,621)
                                                                                              ------------      -------------
Total distributions to shareholders .....................................................       (1,207,861)        (3,803,114)
                                                                                              ------------      -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ..................................................          903,248          3,411,678
   Reinvestment of distributions - Class A ..............................................           79,882            241,734
   Cost of shares redeemed - Class A ....................................................       (4,144,545)        (6,217,671)
                                                                                              ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Class A ............................................................................      (3,161,415)        (2,564,259)
                                                                                              ------------      -------------
   Proceeds from shares sold - Class B ..................................................                0            104,119
   Reinvestment of distributions - Class B ..............................................                0             21,462
   Cost of shares redeemed - Class B ....................................................         (444,991)        (1,312,377)
                                                                                              ------------      -------------
   Net decrease in net assets resulting from capital share transactions - Class B .......         (444,991)        (1,186,796)
                                                                                              ------------      -------------
   Proceeds from shares sold - Class C ..................................................          312,157            762,742
   Reinvestment of distributions - Class C ..............................................                0             27,246
   Cost of shares redeemed - Class C ....................................................         (795,170)        (1,251,027)
                                                                                              ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Class C ...........................................................................         (483,013)          (461,039)
                                                                                              ------------      -------------
   Proceeds from shares sold - Administrator Class ......................................        1,833,125          1,462,658
   Reinvestment of distributions - Administrator Class ..................................           46,695             95,478
   Cost of shares redeemed - Administrator Class ........................................       (6,611,806)        (3,012,074)
                                                                                              ------------      -------------
   Net decrease in net assets resulting from capital share transactions - Administrator
      Class .............................................................................       (4,731,986)        (1,453,938)
                                                                                              ------------      -------------
   Proceeds from shares sold - Institutional Class ......................................        4,047,582         20,837,201
   Reinvestment of distributions - Institutional Class ..................................          258,594            697,758
   Cost of shares redeemed - Institutional Class ........................................       (7,451,244)       (24,966,635)
                                                                                              ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class ...............................................................       (3,145,068)        (3,431,676)
                                                                                              ------------      -------------
   Proceeds from shares sold - Investor Class ...........................................        8,505,046         69,278,229
   Reinvestment of distributions - Investor Class .......................................          774,581          2,576,587
   Cost of shares redeemed - Investor Class .............................................      (46,720,760)      (103,448,550)
                                                                                              ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class ....................................................................      (37,441,133)       (31,593,734)
                                                                                              ------------      -------------
Net decrease in net assets resulting from capital share transactions - Total ............      (49,407,606)       (40,691,442)
                                                                                              ------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................        1,817,306        (25,977,403)
                                                                                              ------------      -------------
ENDING NET ASSETS .......................................................................     $237,295,529      $ 235,478,223
                                                                                              ============      =============
Ending balance of undistributed (overdistributed) net investment income (loss) ..........     $    138,164      $     671,111
                                                                                              ------------      -------------

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 57


Statements of Changes in Net Assets

         COMMON STOCK FUND                    MID CAP GROWTH FUND
-----------------------------------   -----------------------------------
     For the                               For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2010       Year Ended       April 30, 2010       Year Ended
   (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
----------------   ----------------   ----------------   ----------------

  $794,469,867      $ 677,187,362       $124,974,517       $105,845,762

    (1,717,043)           996,078           (555,629)          (764,348)
    51,230,832        (59,292,081)         7,175,817        (24,910,196)
   142,660,009        202,917,934         24,378,335         52,151,667
  ------------      -------------       ------------       ------------
   192,173,798        144,621,931         30,998,523         26,477,123
  ------------      -------------       ------------       ------------


      (175,315)                 0                  0                  0
             0                  0                  0                  0
             0                  0                  0                  0
            NA                 NA                  0                  0
            NA                 NA                  0                  0
      (846,753)                 0                  0                  0
  ------------      -------------       ------------       ------------
    (1,022,068)                 0                  0                  0
  ------------      -------------       ------------       ------------

    25,580,399         49,268,169          9,286,499         10,435,914
       165,046                  0                  0                  0
   (28,771,870)       (44,429,356)        (6,508,238)       (16,079,734)
  ------------      -------------       ------------       ------------

    (3,026,425)         4,838,813          2,778,261         (5,643,820)
  ------------      -------------       ------------       ------------
        65,439            314,460             49,885             38,004
             0                  0                  0                  0
    (2,256,978)        (4,572,445)          (383,152)          (921,861)
  ------------      -------------       ------------       ------------
    (2,191,539)        (4,257,985)          (333,267)          (883,857)
  ------------      -------------       ------------       ------------
     2,430,889          2,333,053            657,961            536,015
             0                  0                  0                  0
    (1,144,919)        (2,247,282)          (153,760)          (393,239)
  ------------      -------------       ------------       ------------

     1,285,970             85,771            504,201            142,776
  ------------      -------------       ------------       ------------
            NA                 NA            508,511          3,689,513
            NA                 NA                  0                  0
            NA                 NA         (8,289,602)        (4,840,417)
  ------------      -------------       ------------       ------------

            NA                 NA         (7,781,091)        (1,150,904)
  ------------      -------------       ------------       ------------
            NA                 NA            486,527                  0
            NA                 NA                  0                  0
            NA                 NA            (82,571)                 0
  ------------      -------------       ------------       ------------

            NA                 NA            403,956                  0
  ------------      -------------       ------------       ------------
    29,739,188         80,036,265          4,746,620          5,698,505
       811,183                  0                  0                  0
   (38,898,178)      (108,042,290)        (3,196,905)        (5,511,068)
  ------------      -------------       ------------       ------------

    (8,347,807)       (28,006,025)         1,549,715            187,437
  ------------      -------------       ------------       ------------
   (12,279,801)       (27,339,426)        (2,878,225)        (7,348,368)
  ------------      -------------       ------------       ------------
   178,871,929        117,282,505         28,120,298         19,128,755
  ------------      -------------       ------------       ------------
  $973,341,796      $ 794,469,867       $153,094,815       $124,974,517
  ============      =============       ============       ============
  $ (1,717,368)     $   1,021,743       $   (555,629)      $          0
  ------------      -------------       ------------       ------------

             58 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                             C&B MID CAP VALUE FUND
                                                                                      -----------------------------------
                                                                                           For the
                                                                                      Six Months Ended        For the
                                                                                       April 30, 2010       Year Ended
                                                                                         (Unaudited)     October 31, 2009
                                                                                      ----------------   ----------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .........................................................           66,865            319,758
   Shares issued in reinvestment of distributions - Class A ......................            6,117             23,958
   Shares redeemed - Class A .....................................................         (292,824)          (595,177)
                                                                                         ----------         ----------
   Net increase (decrease) in shares outstanding - Class A .......................         (219,842)          (251,461)
                                                                                         ----------         ----------
   Shares sold - Class B .........................................................                0             10,939
   Shares issued in reinvestment of distributions - Class B ......................                0              2,177
   Shares redeemed - Class B .....................................................          (33,011)          (133,844)
                                                                                         ----------         ----------
   Net decrease in shares outstanding - Class B ..................................          (33,011)          (120,728)
                                                                                         ----------         ----------
   Shares sold - Class C .........................................................           23,353             70,639
   Shares issued in reinvestment of distributions - Class C ......................                0              2,766
   Shares redeemed - Class C .....................................................          (58,530)          (126,300)
                                                                                         ----------         ----------
   Net increase (decrease) in shares outstanding - Class C .......................          (35,177)           (52,895)
                                                                                         ----------         ----------
   Shares sold - Administrator Class .............................................          122,276            144,760
   Shares issued in reinvestment of distributions - Administrator Class ..........            3,535              9,361
   Shares redeemed - Administrator Class .........................................         (473,050)          (267,787)
                                                                                         ----------         ----------
   Net decrease in shares outstanding - Administrator Class ......................         (347,239)          (113,666)
                                                                                         ----------         ----------
   Shares sold - Institutional Class .............................................          284,462          1,986,987
   Shares issued in reinvestment of distributions - Institutional Class ..........           19,665             68,677
   Shares redeemed - Institutional Class .........................................         (538,978)        (2,416,909)
                                                                                         ----------         ----------
   Net increase (decrease) in shares outstanding - Institutional Class ...........         (234,851)          (361,245)
                                                                                         ----------         ----------
   Shares sold - Investor Class ..................................................          617,318          6,556,165
   Shares issued in reinvestment of distributions - Investor Class ...............           59,037            254,101
   Shares redeemed - Investor Class ..............................................       (3,280,967)        (9,941,607)
                                                                                         ----------         ----------
   Net increase (decrease) in shares outstanding - Investor Class ................       (2,604,612)        (3,131,341)
                                                                                         ----------         ----------
NET DECREASE IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS .....       (3,474,732)        (4,031,336)
                                                                                         ==========         ==========

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 59


Statements of Changes in Net Assets

         COMMON STOCK FUND                    MID CAP GROWTH FUND
-----------------------------------   -----------------------------------
     For the                               For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2010       Year Ended       April 30, 2010       Year Ended
   (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
----------------   ----------------   ----------------   ----------------

    1,482,639          3,973,847          1,786,392          3,086,187
       10,270                  0                  0                  0
   (1,698,272)        (3,674,590)        (1,272,732)        (4,620,744)
   ----------         ----------         ----------         ----------
     (205,363)           299,257            513,660         (1,534,557)
   ----------         ----------         ----------         ----------
        4,262             28,076             10,610             11,102
            0                  0                  0                  0
     (148,947)          (403,774)           (81,719)          (288,375)
   ----------         ----------         ----------         ----------
     (144,685)          (375,698)           (71,109)          (277,273)
   ----------         ----------         ----------         ----------
      155,545            196,727            147,682            168,555
            0                  0                  0                  0
      (74,322)          (202,716)           (33,111)          (127,851)
   ----------         ----------         ----------         ----------
       81,223             (5,989)           114,571             40,704
   ----------         ----------         ----------         ----------
           NA                 NA             98,268          1,065,977
           NA                 NA                  0                  0
           NA                 NA         (1,616,223)        (1,294,553)
   ----------         ----------         ----------         ----------
           NA                 NA         (1,517,955)          (228,576)
   ----------         ----------         ----------         ----------
           NA                 NA             97,126                  0
           NA                 NA                  0                  0
           NA                 NA            (15,829)                 0
   ----------         ----------         ----------         ----------
           NA                 NA             81,297                  0
   ----------         ----------         ----------         ----------
    1,687,819          6,258,207            911,657          1,543,149
       49,462                  0                  0                  0
   (2,269,369)        (8,688,078)          (624,958)        (1,524,811)
   ----------         ----------         ----------         ----------
     (532,088)        (2,429,871)           286,699             18,338
   ----------         ----------         ----------         ----------
     (800,913)        (2,512,301)          (592,837)        (1,981,364)
   ==========         ==========         ==========         ==========

             60 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                     SMALL CAP GROWTH FUND
                                                                                              -----------------------------------
                                                                                                   For the
                                                                                              Six Months Ended       For the
                                                                                               April 30, 2010       Year Ended
                                                                                                 (Unaudited)     October 31, 2009
                                                                                              ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ...................................................................    $  860,035,994     $ 489,711,052
OPERATIONS
   Net investment income (loss) ...........................................................        (2,982,445)       (4,049,557)
   Net realized gain (loss) on investments ................................................        70,121,838       (44,589,138)
   Net change in unrealized appreciation (depreciation) of investments ....................       197,926,550       233,307,056
                                                                                               --------------     -------------
Net increase in net assets resulting from operations ......................................       265,065,943       184,668,361
                                                                                               --------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A .............................................................................                 0                 0
      Administrator Class .................................................................                 0                 0
      Institutional Class .................................................................                 0                 0
      Investor Class ......................................................................                 0                 0
   Net realized gains
      Administrator Class .................................................................                 0                 0
   Return of capital
      Administrator Class .................................................................                 0                 0
                                                                                               --------------     -------------
Total distributions to shareholders .......................................................                 0                 0
                                                                                               --------------     -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ....................................................        27,910,848       103,790,238
   Reinvestment of distributions - Class A ................................................                 0                 0
   Cost of shares redeemed - Class A ......................................................       (46,852,496)      (97,162,757)
                                                                                               --------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Class A .............................................................................       (18,941,648)        6,627,481
                                                                                               --------------     -------------
   Proceeds from shares sold - Class B ....................................................            27,402            45,827
   Reinvestment of distributions - Class B ................................................                 0                 0
   Cost of shares redeemed - Class B ......................................................          (857,814)       (1,628,188)
                                                                                               --------------     -------------
   Net decrease in net assets resulting from capital share transactions - Class B .........          (830,412)       (1,582,361)
                                                                                               --------------     -------------
   Proceeds from shares sold - Class C ....................................................            59,383           195,224
   Reinvestment of distributions - Class C ................................................                 0                 0
   Cost of shares redeemed - Class C ......................................................          (497,381)         (813,806)
                                                                                               --------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Class C .............................................................................          (437,998)         (618,582)
                                                                                               --------------     -------------
   Proceeds from shares sold - Administrator Class ........................................        70,423,163       168,948,033
   Reinvestment of distributions - Administrator Class ....................................                 0                 0
   Cost of shares redeemed - Administrator Class ..........................................       (31,294,348)     (150,148,030)
                                                                                               --------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class .................................................................        39,128,815        18,800,003
                                                                                               --------------     -------------
   Proceeds from shares sold - Institutional Class ........................................       191,375,822       408,442,369
   Reinvestment of distributions - Institutional Class ....................................                 0                 0
   Cost of shares redeemed - Institutional Class ..........................................       (61,217,189)     (246,470,154)
                                                                                               --------------     -------------
   Net increase in net assets resulting from capital share transactions - Institutional
      Class ...............................................................................       130,158,633       161,972,215
                                                                                               --------------     -------------
   Proceeds from shares sold - Investor Class .............................................         1,152,349         5,185,856
   Reinvestment of distributions - Investor Class .........................................                 0                 0
   Cost of shares redeemed - Investor Class ...............................................        (2,363,909)       (4,728,031)
                                                                                               --------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class ......................................................................        (1,211,560)          457,825
                                                                                               --------------     -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total ...       147,865,830       185,656,581
                                                                                               --------------     -------------
NET INCREASE IN NET ASSETS ................................................................       412,931,773       370,324,942
                                                                                               ==============     =============
ENDING NET ASSETS .........................................................................    $1,272,967,767     $ 860,035,994
                                                                                               ==============     =============
Ending balance of undistributed net investment income (loss) ..............................    $   (2,982,445)    $           0
                                                                                               --------------     -------------

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 61


Statements of Changes in Net Assets

    SMALL CAP OPPORTUNITIES FUND              SMALL CAP VALUE FUND
-----------------------------------   -----------------------------------
     For the                               For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2010       Year Ended       April 30, 2010       Year Ended
   (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
----------------   ----------------   ----------------   ----------------

  $612,109,734      $ 541,369,494      $2,922,868,010    $ 2,308,589,882

      (538,970)          (388,476)         14,547,701         22,282,753
    30,653,900       (102,474,911)         73,218,889       (114,745,546)
    87,632,841        183,143,932         721,459,146        731,661,018
  ------------      -------------      --------------    ---------------
   117,747,771         80,280,545         809,225,736        639,198,225
  ------------      -------------      --------------    ---------------


            NA                 NA          (2,300,935)                 0
             0            (34,642)                 NA                 NA
            NA                 NA          (8,020,614)                 0
            NA                 NA          (8,550,928)                 0

             0        (21,371,032)                 NA                 NA

             0           (489,792)                 NA                 NA
  ------------      -------------      --------------    ---------------
             0        (21,895,466)        (18,872,477)                 0
  ------------      -------------      --------------    ---------------

            NA                 NA         106,162,410        205,872,464
            NA                 NA           2,251,739                  0
            NA                 NA         (57,292,860)      (247,461,470)
  ------------      -------------      --------------    ---------------

            NA                 NA          51,121,289        (41,589,006)
  ------------      -------------      --------------    ---------------
            NA                 NA             281,107            125,870
            NA                 NA                   0                  0
            NA                 NA         (12,280,534)       (17,813,947)
  ------------      -------------      --------------    ---------------
            NA                 NA         (11,999,427)       (17,688,077)
  ------------      -------------      --------------    ---------------
            NA                 NA           9,406,457          1,294,784
            NA                 NA                   0                  0
            NA                 NA          (5,776,937)       (15,228,360)
  ------------      -------------      --------------    ---------------

            NA                 NA           3,629,520        (13,933,576)
  ------------      -------------      --------------    ---------------
    36,165,040        133,234,081                  NA                 NA
             0         21,376,796                  NA                 NA
   (39,547,203)      (142,255,716)                 NA                 NA
  ------------      -------------      --------------    ---------------

    (3,382,163)        12,355,161                  NA                 NA
  ------------      -------------      --------------    ---------------
            NA                 NA         176,218,571        635,233,132
            NA                 NA           7,916,267                  0
            NA                 NA         (61,589,754)      (310,854,456)
  ------------      -------------      --------------    ---------------

            NA                 NA         122,545,084        324,378,676
  ------------      -------------      --------------    ---------------
            NA                 NA         237,443,438        757,813,175
            NA                 NA           8,430,984                  0
            NA                 NA        (144,000,873)    (1,033,901,289)
  ------------      -------------      --------------    ---------------

            NA                 NA         101,873,549       (276,088,114)
  ------------      -------------      --------------    ---------------
    (3,382,163)        12,355,161         267,170,015        (24,920,097)
  ------------      -------------      --------------    ---------------
   114,365,608         70,740,240       1,057,523,274        614,278,128
  ============      =============      ==============    ===============
  $726,475,342      $ 612,109,734      $3,980,391,284    $ 2,922,868,010
  ============      =============      ==============    ===============
  $   (538,970)     $           0      $   14,452,786    $    18,777,562
  ------------      -------------      --------------    ---------------

             62 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                       SMALL CAP GROWTH FUND
                                                                                                -----------------------------------
                                                                                                     For the
                                                                                                Six Months Ended        For the
                                                                                                 April 30, 2010       Year Ended
                                                                                                   (Unaudited)     October 31, 2009
                                                                                                ----------------   ----------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ....................................................................       2,383,126         11,901,239
   Shares issued in reinvestment of distributions - Class A .................................               0                  0
   Shares redeemed - Class A ................................................................      (3,825,494)       (11,058,854)
                                                                                                   ----------        -----------
   Net increase (decrease) in shares outstanding - Class A ..................................      (1,442,368)           842,385
                                                                                                   ----------        -----------
   Shares sold - Class B ....................................................................           2,266              5,875
   Shares issued in reinvestment of distributions - Class B .................................               0                  0
   Shares redeemed - Class B ................................................................         (78,063)          (218,241)
                                                                                                   ----------        -----------
   Net decrease in shares outstanding - Class B .............................................         (75,797)          (212,366)
                                                                                                   ----------        -----------
   Shares sold - Class C ....................................................................           5,500             23,547
   Shares issued in reinvestment of distributions - Class C .................................               0                  0
   Shares redeemed - Class C ................................................................         (46,293)          (106,542)
                                                                                                   ----------        -----------
   Net increase (decrease) in shares outstanding - Class C ..................................         (40,793)           (82,995)
                                                                                                   ----------        -----------
   Shares sold - Administrator Class ........................................................       5,667,964         21,462,582
   Shares issued in reinvestment of distributions - Administrator Class .....................               0                  0
   Shares redeemed - Administrator Class ....................................................      (2,629,462)       (17,657,321)
                                                                                                   ----------        -----------
   Net increase (decrease) in shares outstanding - Administrator Class ......................       3,038,502          3,805,261
                                                                                                   ----------        -----------
   Shares sold - Institutional Class ........................................................      15,877,819         43,897,864
   Shares issued in reinvestment of distributions - Institutional Class .....................               0                  0
   Shares redeemed - Institutional Class ....................................................      (5,093,947)       (29,528,863)
                                                                                                   ----------        -----------
   Net increase in shares outstanding - Institutional Class .................................      10,783,872         14,369,001
                                                                                                   ----------        -----------
   Shares sold - Investor Class .............................................................          97,788            646,588
   Shares issued in reinvestment of distributions - Investor Class ..........................               0                  0
   Shares redeemed - Investor Class .........................................................        (206,919)          (613,064)
                                                                                                   ----------        -----------
   Net increase (decrease) in shares outstanding - Investor Class ...........................        (109,131)            33,524
                                                                                                   ----------        -----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..      12,154,285         18,754,810
                                                                                                   ==========        ===========

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 63


Statements of Changes in Net Assets

    SMALL CAP OPPORTUNITIES FUND              SMALL CAP VALUE FUND
-----------------------------------   -----------------------------------
     For the                               For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2010       Year Ended       April 30, 2010       Year Ended
   (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
----------------   ----------------   ----------------   ----------------

           NA                 NA          3,830,217         11,384,812
           NA                 NA             86,806                  0
           NA                 NA         (2,113,504)       (13,557,931)
   ----------         ----------         ----------        -----------
           NA                 NA          1,803,519         (2,173,119)
   ----------         ----------         ----------        -----------
           NA                 NA             11,528              8,189
           NA                 NA                  0                  0
           NA                 NA           (493,774)        (1,033,285)
   ----------         ----------         ----------        -----------
           NA                 NA           (482,246)        (1,025,096)
   ----------         ----------         ----------        -----------
           NA                 NA            363,114             77,003
           NA                 NA                  0                  0
           NA                 NA           (232,174)          (934,552)
   ----------         ----------         ----------        -----------
           NA                 NA            130,940           (857,549)
   ----------         ----------         ----------        -----------
    1,245,989          6,070,315                 NA                 NA
            0          1,059,022                 NA                 NA
   (1,399,945)        (6,541,031)                NA                 NA
   ----------         ----------         ----------        -----------
     (153,956)           588,306                 NA                 NA
   ----------         ----------         ----------        -----------
           NA                 NA          6,231,976         33,409,120
           NA                 NA            300,086                  0
           NA                 NA         (2,228,981)       (16,382,836)
   ----------         ----------         ----------        -----------
           NA                 NA          4,303,081         17,026,284
   ----------         ----------         ----------        -----------
           NA                 NA          8,445,570         40,493,529
           NA                 NA            319,962                  0
           NA                 NA         (5,231,367)       (55,221,576)
   ----------         ----------         ----------        -----------
           NA                 NA          3,534,165        (14,728,047)
   ----------         ----------         ----------        -----------
     (153,956)           588,306          9,289,459         (1,757,527)
   ==========         ==========         ==========        ===========

             64 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights


                                                    Beginning                    Net Realized    Distributions
                                                    Net Asset        Net        and Unrealized      from Net      Distributions
                                                    Value Per    Investment       Gain (Loss)      Investment       from Net
                                                      Share     Income (Loss)   on Investments       Income      Realized Gains
                                                    ---------   -------------   --------------   -------------   --------------
C&B MID CAP VALUE FUND
CLASS A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $12.33       0.04(6)           2.90            (0.07)           0.00
November 1, 2008 to October 31, 2009 ............     $11.29       0.11(6)           1.10            (0.17)           0.00
November 1, 2007 to October 31, 2008 ............     $21.80       0.18(6)          (6.52)           (0.06)          (4.11)
November 1, 2006 to October 31, 2007 ............     $23.79       0.03(6)           0.70            (0.06)          (2.66)
November 1, 2005 to October 31, 2006 ............     $20.76       0.05(6)           4.72             0.00           (1.74)
November 1, 2004 to October 31, 2005 ............     $18.89      (0.09)             2.54             0.00           (0.58)
CLASS B
November 1, 2009 to April 30, 2010 (Unaudited) ..     $11.96      (0.01)(6)          2.82             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $10.90       0.04(6)           1.07            (0.05)           0.00
November 1, 2007 to October 31, 2008 ............     $21.29       0.07(6)          (6.35)            0.00           (4.11)
November 1, 2006 to October 31, 2007 ............     $23.38      (0.14)(6)          0.71             0.00           (2.66)
November 1, 2005 to October 31, 2006 ............     $20.57      (0.11)(6)          4.66             0.00           (1.74)
November 1, 2004 to October 31, 2005 ............     $18.86      (0.17)             2.46             0.00           (0.58)
CLASS C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $11.96      (0.01)(6)          2.81             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $10.91       0.03(6)           1.08            (0.06)           0.00
November 1, 2007 to October 31, 2008 ............     $21.29       0.07(6)          (6.34)            0.00           (4.11)
November 1, 2006 to October 31, 2007 ............     $23.39      (0.14)(6)          0.70             0.00           (2.66)
November 1, 2005 to October 31, 2006 ............     $20.57      (0.12)(6)          4.68             0.00           (1.74)
November 1, 2004 to October 31, 2005 ............     $18.86      (0.17)             2.46             0.00           (0.58)
ADMINISTRATOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $12.47       0.05(6)           2.92            (0.07)           0.00
November 1, 2008 to October 31, 2009 ............     $11.39       0.12(6)           1.11            (0.15)           0.00
November 1, 2007 to October 31, 2008 ............     $21.98       0.24(6)          (6.62)           (0.10)          (4.11)
November 1, 2006 to October 31, 2007 ............     $23.93       0.08(6)           0.71            (0.08)          (2.66)
November 1, 2005 to October 31, 2006 ............     $20.82       0.10(6)           4.75            (0.00)          (1.74)
November 1, 2004 to October 31, 2005 ............     $18.90      (0.03)             2.53             0.00           (0.58)
INSTITUTIONAL CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $12.44       0.06(6)           2.91            (0.10)           0.00
November 1, 2008 to October 31, 2009 ............     $11.43       0.15(6)           1.10            (0.24)           0.00
November 1, 2007 to October 31, 2008 ............     $22.06       0.24(6)          (6.60)           (0.16)          (4.11)
November 1, 2006 to October 31, 2007 ............     $24.02       0.14(6)           0.71            (0.15)          (2.66)
November 1, 2005 to October 31, 2006 ............     $20.88       0.16(6)           4.76            (0.04)          (1.74)
November 1, 2004 to October 31, 2005 ............     $18.91      (0.02)             2.57             0.00           (0.58)
INVESTOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $12.37       0.04(6)           2.91            (0.06)           0.00
November 1, 2008 to October 31, 2009 ............     $11.34       0.11(6)           1.10            (0.18)           0.00
November 1, 2007 to October 31, 2008 ............     $21.89       0.20(6)          (6.58)           (0.06)          (4.11)
November 1, 2006 to October 31, 2007 ............     $23.86       0.06(6)           0.71            (0.08)          (2.66)
November 1, 2005 to October 31, 2006 ............     $20.79       0.08(6)           4.73             0.00           (1.74)
November 1, 2004 to October 31, 2005 ............     $18.89      (0.07)             2.55             0.00           (0.58)

----------
(1.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(2.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(3.) Commencement of class operations.

(4.) The Fund changed its year end from December 31 to October 31.

(5.) The Fund changed its year end from September 30 to October 31.

(6.) Calculated based upon average shares outstanding.

(7.) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 65


Financial Highlights

                      Ratio to Average
  Ending           Net Assets (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------


  $15.20         0.58%         1.40%      1.20%      23.91%          14%   $ 17,407
  $12.33         1.06%         1.45%      1.20%      11.05%          47%   $ 16,830
  $11.29         1.19%         1.43%      1.35%     (34.84)%         31%   $ 18,246
  $21.80         0.15%         1.36%      1.36%       2.95%          56%   $ 50,622
  $23.79         0.21%         1.40%      1.38%      24.44%          39%   $ 41,729
  $20.76        (0.40)%        1.38%      1.38%      13.13%          30%   $ 26,795

  $14.77        (0.18)%        2.15%      1.95%      23.49%          14%   $  4,669
  $11.96         0.34%         2.21%      1.95%      10.27%          47%   $  4,177
  $10.90         0.46%         2.18%      2.10%     (35.41)%         31%   $  5,123
  $21.29        (0.60)%        2.11%      2.11%       2.23%          56%   $ 14,293
  $23.38        (0.54)%        2.15%      2.13%      23.53%          39%   $ 15,491
  $20.57        (1.15)%        2.13%      2.13%      12.28%          30%   $ 11,429

  $14.76        (0.18)%        2.15%      1.95%      23.41%          14%   $  7,017
  $11.96         0.31%         2.20%      1.95%      10.24%          47%   $  6,105
  $10.91         0.46%         2.16%      2.09%     (35.36)%         31%   $  6,147
  $21.29        (0.60)%        2.11%      2.11%       2.18%          56%   $ 16,171
  $23.39        (0.55)%        2.15%      2.13%      23.58%          39%   $ 11,523
  $20.57        (1.15)%        2.13%      2.13%      12.28%          30%   $  6,838

  $15.37         0.67%         1.22%      1.15%      23.93%          14%   $ 10,978
  $12.47         1.11%         1.28%      1.15%      11.13%          47%   $ 13,237
  $11.39         1.52%         1.24%      1.15%     (34.77)%         31%   $ 13,383
  $21.98         0.35%         1.18%      1.15%       3.18%          56%   $102,201
  $23.93         0.46%         1.22%      1.15%      24.79%          39%   $ 82,402
  $20.82        (0.12)%        1.13%      1.10%      13.39%          30%   $118,690

  $15.31         0.87%         0.95%      0.90%      24.04%          14%   $ 35,091
  $12.44         1.41%         1.02%      0.90%      11.45%          47%   $ 31,421
  $11.43         1.58%         0.98%      0.90%     (34.63)%         31%   $ 33,017
  $22.06         0.60%         0.91%      0.90%       3.44%          56%   $ 79,559
  $24.02         0.74%         0.95%      0.90%      25.12%          39%   $ 55,799
  $20.88         0.07%         0.94%      0.90%      13.71%          30%   $ 63,705

  $15.26         0.53%         1.50%      1.25%      23.83%          14%   $162,133
  $12.37         1.01%         1.56%      1.25%      11.09%          47%   $163,708
  $11.34         1.30%         1.47%      1.25%     (34.87)%         31%   $185,541
  $21.89         0.26%         1.36%      1.25%       3.12%          56%   $634,872
  $23.86         0.35%         1.40%      1.25%      24.60%          39%   $611,237
  $20.79        (0.27)%        1.37%      1.25%      13.29%          30%   $469,971

             66 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights


                                                    Beginning                    Net Realized    Distributions
                                                    Net Asset        Net        and Unrealized      from Net      Distributions
                                                    Value Per    Investment       Gain (Loss)      Investment       from Net
                                                      Share     Income (Loss)   on Investments       Income      Realized Gains
                                                    ---------   -------------   --------------   -------------   --------------
COMMON STOCK FUND
CLASS A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $15.10      (0.03)(6)          3.73            (0.02)           0.00
November 1, 2008 to October 31, 2009 ............     $12.26       0.02(6)           2.82             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $22.66       0.00(6)          (6.68)           (0.10)          (3.61)
November 1, 2006 to October 31, 2007 ............     $23.84      (0.05)(6)          3.98             0.00           (5.11)
November 1, 2005 to October 31, 2006 ............     $22.97      (0.03)(6)          4.08             0.00           (3.18)
January 1, 2005 to October 31, 2005(4) ..........     $22.40      (0.11)             1.06             0.00           (0.38)
January 1, 2004 to December 31, 2004 ............     $21.98      (0.14)(6)          2.21             0.00           (1.65)
CLASS B
November 1, 2009 to April 30, 2010 (Unaudited) ..     $13.71      (0.08)(6)          3.39             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $11.23      (0.06)(6)          2.54             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $21.10      (0.12)(6)         (6.14)            0.00           (3.61)
November 1, 2006 to October 31, 2007 ............     $22.67      (0.20)(6)          3.74             0.00           (5.11)
November 1, 2005 to October 31, 2006 ............     $22.13      (0.20)(6)          3.92             0.00           (3.18)
January 1, 2005 to October 31, 2005(4) ..........     $21.74      (0.29)             1.06             0.00           (0.38)
January 1, 2004 to December 31, 2004 ............     $21.53      (0.29)(6)          2.15             0.00           (1.65)
CLASS C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $13.71      (0.08)(6)          3.38             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $11.23      (0.06)(6)          2.54             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $21.09      (0.12)(6)         (6.13)            0.00           (3.61)
November 1, 2006 to October 31, 2007 ............     $22.67      (0.20)(6)          3.73             0.00           (5.11)
November 1, 2005 to October 31, 2006 ............     $22.13      (0.20)(6)          3.92             0.00           (3.18)
January 1, 2005 to October 31, 2005(4) ..........     $21.73      (0.47)             1.25             0.00           (0.38)
January 1, 2004 to December 31, 2004 ............     $21.53      (0.30)(6)          2.15             0.00           (1.65)
INVESTOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $15.41      (0.03)(6)          3.81            (0.02)           0.00
November 1, 2008 to October 31, 2009 ............     $12.53       0.02(6)           2.86             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $23.07       0.00(6)          (6.81)           (0.11)          (3.61)
November 1, 2006 to October 31, 2007 ............     $24.18      (0.05)(6)          4.05             0.00           (5.11)
November 1, 2005 to October 31, 2006 ............     $23.25      (0.03)(6)          4.14             0.00           (3.18)
January 1, 2005 to October 31, 2005(4) ..........     $22.65      (0.07)             1.05             0.00           (0.38)
January 1, 2004 to December 31, 2004 ............     $22.15      (0.08)(6)          2.23             0.00           (1.65)
MID CAP GROWTH FUND
CLASS A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $ 4.49      (0.02)(6)          1.16             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 3.55      (0.03)(6)          0.97             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $ 7.72      (0.04)(6)         (2.82)            0.00           (1.31)
November 1, 2006 to October 31, 2007 ............     $ 6.69      (0.04)(6)          1.95             0.00           (0.88)
November 1, 2005 to October 31, 2006 ............     $ 6.37      (0.05)             0.92             0.00           (0.55)
October 1, 2005 to October 31, 2005(5) ..........     $ 6.50       0.00(6)          (0.13)            0.00            0.00
October 1, 2004 to September 30, 2005 ...........     $ 5.84      (0.07)(6)          1.16             0.00           (0.43)
CLASS B
November 1, 2009 to April 30, 2010 (Unaudited) ..     $ 4.07      (0.04)(6)          1.04             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 3.25      (0.05)(6)          0.87             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $ 7.24      (0.08)(6)         (2.60)            0.00           (1.31)
November 1, 2006 to October 31, 2007 ............     $ 6.37      (0.09)(6)          1.84             0.00           (0.88)
November 1, 2005 to October 31, 2006 ............     $ 6.13      (0.11)             0.90             0.00           (0.55)
October 1, 2005 to October 31, 2005(5) ..........     $ 6.26      (0.01)(6)         (0.12)            0.00            0.00
October 1, 2004 to September 30, 2005 ...........     $ 5.68      (0.12)(6)          1.13             0.00           (0.43)
CLASS C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $ 4.06      (0.04)(6)          1.05             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 3.25      (0.05)(6)          0.86             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $ 7.23      (0.08)(6)         (2.59)            0.00           (1.31)
November 1, 2006 to October 31, 2007 ............     $ 6.36      (0.09)(6)          1.84             0.00           (0.88)
November 1, 2005 to October 31, 2006 ............     $ 6.13      (0.09)             0.87             0.00           (0.55)
October 1, 2005 to October 31, 2005(5) ..........     $ 6.26      (0.01)(6)         (0.12)            0.00            0.00
October 1, 2004 to September 30, 2005 ...........     $ 5.68      (0.12)(6)          1.13             0.00           (0.43)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 67


Financial Highlights

                                   Ratio to Average
               Ending           Net Assets (Annualized)
             Net Asset   ------------------------------------               Portfolio    Net Assets at
  Return     Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
of Capital     Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
----------   ---------   --------------   --------   --------   ---------   ---------   ---------------


   0.00        $18.78        (0.35)%        1.34%      1.26%      24.65%        24%       $  136,604
   0.00        $15.10         0.19%         1.37%      1.26%      23.08%        58%       $  112,900
  (0.01)       $12.26         0.03%         1.34%      1.29%     (34.55)%       81%       $   88,049
   0.00        $22.66        (0.25)%        1.37%      1.31%      19.74%        58%       $   62,456
   0.00        $23.84        (0.15)%        1.34%      1.31%      19.11%        56%       $   64,915
   0.00        $22.97        (0.48)%        1.44%      1.41%       4.34%        33%       $   62,462
   0.00        $22.40        (0.62)%        1.58%      1.54%       9.67%        42%       $   73,612

   0.00        $17.02        (1.09)%        2.09%      2.01%      24.14%        24%       $   13,038
   0.00        $13.71        (0.51)%        2.12%      2.01%      22.08%        58%       $   12,487
   0.00        $11.23        (0.76)%        2.11%      2.06%     (35.04)%       81%       $   14,449
   0.00        $21.10        (1.00)%        2.12%      2.06%      18.86%        58%       $   31,415
   0.00        $22.67        (0.90)%        2.09%      2.06%      18.23%        56%       $   34,205
   0.00        $22.13        (1.23)%        2.20%      2.16%       3.63%        33%       $   34,744
   0.00        $21.74        (1.36)%        2.32%      2.28%       8.89%        42%       $   37,908

   0.00        $17.01        (1.10)%        2.09%      2.01%      24.16%        24%       $   15,968
   0.00        $13.71        (0.56)%        2.12%      2.01%      21.99%        58%       $   11,750
   0.00        $11.23        (0.76)%        2.10%      2.06%     (35.00)%       81%       $    9,692
   0.00        $21.09        (1.00)%        2.12%      2.06%      18.82%        58%       $   18,501
   0.00        $22.67        (0.90)%        2.09%      2.06%      18.24%        56%       $   18,885
   0.00        $22.13        (1.25)%        2.21%      2.17%       3.68%        33%       $   20,177
   0.00        $21.73        (1.38)%        2.35%      2.31%       8.84%        42%       $   26,375

   0.00        $19.17        (0.37)%        1.44%      1.29%      24.63%        24%       $  807,732
   0.00        $15.41         0.17%         1.47%      1.29%      22.91%        58%       $  657,333
  (0.01)       $12.53         0.00%         1.50%      1.29%     (34.52)%       81%       $  564,998
   0.00        $23.07        (0.23)%        1.54%      1.29%      19.75%        58%       $1,057,463
   0.00        $24.18        (0.13)%        1.51%      1.29%      19.14%        56%       $  991,457
   0.00        $23.25        (0.38)%        1.47%      1.31%       4.42%        33%       $1,009,088
   0.00        $22.65        (0.38)%        1.34%      1.30%       9.96%        42%       $1,162,236


   0.00        $ 5.63        (0.78)%        1.43%      1.35%      25.39%        33%       $   90,876
   0.00        $ 4.49        (0.71)%        1.51%      1.35%      26.48%        68%       $   70,247
   0.00        $ 3.55        (0.78)%        1.45%      1.40%     (43.67)%       86%       $   61,048
   0.00        $ 7.72        (0.60)%        1.42%      1.40%      31.90%       116%       $  128,502
   0.00        $ 6.69        (0.69)%        1.48%      1.40%      14.38%       123%       $  103,816
   0.00        $ 6.37        (0.96)%        1.41%      1.40%      (2.00)%       13%       $  107,706
   0.00        $ 6.50        (1.19)%        1.42%      1.41%      19.17%       143%       $  111,103

   0.00        $ 5.07        (1.52)%        2.17%      2.10%      24.57%        33%       $    1,811
   0.00        $ 4.07        (1.45)%        2.25%      2.10%      25.23%        68%       $    1,740
   0.00        $ 3.25        (1.54)%        2.20%      2.15%     (44.17)%       86%       $    2,295
   0.00        $ 7.24        (1.36)%        2.17%      2.15%      30.86%       116%       $    7,109
   0.00        $ 6.37        (1.43)%        2.23%      2.15%      13.58%       123%       $    7,482
   0.00        $ 6.13        (1.71)%        2.16%      2.15%      (2.08)%       13%       $    8,355
   0.00        $ 6.26        (2.00)%        2.17%      2.16%      18.25%       143%       $    8,829

   0.00        $ 5.07        (1.52)%        2.18%      2.10%      24.88%        33%       $    3,440
   0.00        $ 4.06        (1.46)%        2.26%      2.10%      24.92%        68%       $    2,292
   0.00        $ 3.25        (1.53)%        2.19%      2.15%     (44.07)%       86%       $    1,701
   0.00        $ 7.23        (1.36)%        2.17%      2.15%      30.91%       116%       $    2,693
   0.00        $ 6.36        (1.45)%        2.23%      2.15%      13.40%       123%       $    1,950
   0.00        $ 6.13        (1.71)%        2.16%      2.15%      (2.08)%       13%       $    1,648
   0.00        $ 6.26        (2.00)%        2.17%      2.16%      18.25%       143%       $    1,657

68 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning                    Net Realized    Distributions
                                                    Net Asset        Net        and Unrealized      from Net      Distributions
                                                    Value Per     Investment      Gain (Loss)      Investment       from Net
                                                      Share     Income (Loss)   on Investments       Income      Realized Gains
                                                    ---------   -------------   --------------   -------------   --------------
MID CAP GROWTH FUND (continued)
ADMINISTRATOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $ 4.52      (0.01)(6)          1.16             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 3.56      (0.02)(6)          0.98             0.00            0.00
March 31, 2008(3) to April 30, 2008 .............     $ 5.25      (0.01)(6)         (1.68)            0.00            0.00
INSTITUTIONAL CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $ 4.53      (0.01)(6)          1.16             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 3.56      (0.01)(6)          0.98             0.00            0.00
March 31, 2008(3) to April 30, 2008 .............     $ 5.25      (0.01)(6)         (1.68)            0.00            0.00
INVESTOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $ 4.46      (0.02)(6)          1.14             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 3.53      (0.03)(6)          0.96             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $ 7.68      (0.05)(6)         (2.79)            0.00           (1.31)
November 1, 2006 to October 31, 2007 ............     $ 6.67      (0.05)(6)          1.94             0.00           (0.88)
November 1, 2005 to October 31, 2006 ............     $ 6.37      (0.07)             0.92             0.00           (0.55)
October 1, 2005 to October 31, 2005(5) ..........     $ 6.50      (0.01)(6)         (0.12)            0.00            0.00
April 11, 2005(3) to September 30, 2005 .........     $ 5.95      (0.05)(6)          0.60             0.00            0.00
SMALL CAP GROWTH FUND
CLASS A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $10.23      (0.05)(6)          2.97             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 7.58      (0.08)(6)          2.73             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $16.02      (0.10)(6)         (6.04)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ............     $14.03      (0.13)(6)          3.66             0.00           (1.54)
November 1, 2005 to October 31, 2006 ............     $12.19      (0.16)             2.93             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ..........     $12.53      (0.02)            (0.32)            0.00            0.00
October 1, 2004 to September 30, 2005 ...........     $10.67      (0.13)(6)          2.18             0.00           (0.19)
CLASS B
November 1, 2009 to April 30, 2010 (Unaudited) ..     $ 9.62      (0.09)(6)          2.79             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 7.18      (0.13)(6)          2.57             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $15.41      (0.18)(6)         (5.75)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ............     $13.65      (0.23)(6)          3.53             0.00           (1.54)
November 1, 2005 to October 31, 2006 ............     $11.97      (0.28)             2.89             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ..........     $12.31      (0.02)            (0.32)            0.00            0.00
October 1, 2004 to September 30, 2005 ...........     $10.57      (0.22)(6)          2.15             0.00           (0.19)
CLASS C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $ 9.64      (0.09)(6)          2.79             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 7.19      (0.13)(6)          2.58             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $15.43      (0.18)(6)         (5.76)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ............     $13.66      (0.23)(6)          3.54             0.00           (1.54)
November 1, 2005 to October 31, 2006 ............     $11.98      (0.25)             2.86             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ..........     $12.33      (0.02)            (0.33)            0.00            0.00
October 1, 2004 to September 30, 2005 ...........     $10.58      (0.22)(6)          2.16             0.00           (0.19)
ADMINISTRATOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $10.39      (0.04)(6)          3.02             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 7.68      (0.06)(6)          2.77             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $16.17      (0.08)(6)         (6.11)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ............     $14.12      (0.10)(6)          3.69             0.00           (1.54)
November 1, 2005 to October 31, 2006 ............     $12.24      (0.13)             2.94             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ..........     $12.59      (0.01)            (0.34)            0.00            0.00
October 1, 2004 to September 30, 2005 ...........     $10.70      (0.11)(6)          2.19             0.00           (0.19)
INSTITUTIONAL CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $10.56      (0.02)(6)          3.07             0.00            0.00
November 1, 2008 to October 31, 2009 ............     $ 7.78      (0.04)(6)          2.82             0.00            0.00
November 1, 2007 to October 31, 2008 ............     $16.30      (0.04)(6)         (6.18)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ............     $14.19      (0.06)(6)          3.71             0.00           (1.54)
November 1, 2005 to October 31, 2006 ............     $12.26      (0.11)             2.97             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ..........     $12.61      (0.01)            (0.34)            0.00            0.00
April 11, 2005(3) to September 30, 2005 .........     $11.10      (0.04)(6)          1.55             0.00            0.00

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 69


Financial Highlights

                      Ratio to Average
  Ending           Net Assets (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------


  $ 5.67        (0.56)%        1.23%      1.15%      25.44%        33%         $ 19,758
  $ 4.52        (0.48)%        1.33%      1.15%      26.97%        68%         $ 22,620
  $ 3.56        (0.48)%        1.32%      1.15%     (32.19)%       86%         $ 18,644

  $ 5.68        (0.30)%        0.99%      0.90%      25.39%        33%         $    473
  $ 4.53        (0.27)%        1.05%      0.90%      27.25%        68%         $      9
  $ 3.56        (0.28)%        1.00%      0.90%     (32.19)%       86%         $      7

  $ 5.58        (0.88)%        1.53%      1.45%      25.11%        33%         $ 36,738
  $ 4.46        (0.81)%        1.62%      1.45%      26.35%        68%         $ 28,067
  $ 3.53        (0.90)%        1.62%      1.55%     (43.62)%       86%         $ 22,151
  $ 7.68        (0.78)%        1.59%      1.57%      31.66%       116%         $ 44,067
  $ 6.67        (0.84)%        1.65%      1.57%      14.05%       123%         $ 37,968
  $ 6.37        (1.13)%        1.58%      1.57%      (2.00)%       13%         $ 50,319
  $ 6.50        (1.69)%        1.56%      1.55%       9.24%       143%         $ 52,005

  $13.15        (0.87)%        1.45%      1.40%      28.64%        67%         $192,709
  $10.23        (0.93)%        1.51%      1.40%      34.96%        76%         $164,636
  $ 7.58        (0.91)%        1.54%      1.40%     (43.80)%       82%         $115,579
  $16.02        (0.91)%        1.55%      1.40%      27.63%       122%         $199,396
  $14.03        (1.15)%        1.61%      1.40%      23.82%       142%         $110,813
  $12.19        (1.27)%        1.56%      1.40%      (2.71)%       10%         $ 98,728
  $12.53        (1.14)%        1.58%      1.40%      19.31%       149%         $102,926

  $12.32        (1.61)%        2.20%      2.15%      28.07%        67%         $  4,423
  $ 9.62        (1.67)%        2.26%      2.15%      33.98%        76%         $  4,182
  $ 7.18        (1.67)%        2.29%      2.15%     (44.24)%       82%         $  4,648
  $15.41        (1.70)%        2.30%      2.15%      26.62%       122%         $ 14,311
  $13.65        (1.90)%        2.36%      2.15%      22.86%       142%         $ 20,226
  $11.97        (2.02)%        2.31%      2.15%      (2.76)%       10%         $ 20,966
  $12.31        (1.90)%        2.31%      2.15%      18.46%       149%         $ 21,940

  $12.34        (1.62)%        2.20%      2.15%      28.01%        67%         $  6,224
  $ 9.64        (1.67)%        2.26%      2.15%      34.08%        76%         $  5,252
  $ 7.19        (1.67)%        2.27%      2.15%     (44.25)%       82%         $  4,519
  $15.43        (1.66)%        2.30%      2.15%      26.68%       122%         $ 10,187
  $13.66        (1.90)%        2.36%      2.15%      22.84%       142%         $  6,543
  $11.98        (2.02)%        2.31%      2.15%      (2.84)%       10%         $  6,008
  $12.33        (1.90)%        2.31%      2.15%      18.42%       149%         $  6,271

  $13.37        (0.67)%        1.27%      1.20%      28.68%        67%         $350,061
  $10.39        (0.73)%        1.32%      1.20%      35.29%        76%         $240,411
  $ 7.68        (0.70)%        1.36%      1.20%     (43.69)%       82%         $148,493
  $16.17        (0.71)%        1.37%      1.20%      27.90%       122%         $110,917
  $14.12        (0.95)%        1.43%      1.20%      24.07%       142%         $ 62,302
  $12.24        (1.07)%        1.38%      1.20%      (2.78)%       10%         $ 53,953
  $12.59        (0.94)%        1.37%      1.20%      19.54%       149%         $ 55,961

  $13.61        (0.38)%        1.01%      0.90%      28.88%        67%         $687,042
  $10.56        (0.43)%        1.07%      0.90%      35.73%        76%         $419,154
  $ 7.78        (0.40)%        1.09%      0.90%     (43.50)%       82%         $197,150
  $16.30        (0.41)%        1.10%      0.90%      28.22%       122%         $ 85,664
  $14.19        (0.64)%        1.16%      0.90%      24.46%       142%         $ 55,921
  $12.26        (0.77)%        1.11%      0.90%      (2.78)%       10%         $ 31,430
  $12.61        (0.65)%        1.15%      0.92%      13.60%       149%         $ 31,416

             70 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning                    Net Realized    Distributions
                                                    Net Asset        Net        and Unrealized      from Net      Distributions
                                                    Value Per    Investment       Gain (Loss)      Investment       from Net
                                                      Share     Income (Loss)   on Investments       Income      Realized Gains
                                                    ---------   -------------   --------------   -------------   --------------
SMALL CAP GROWTH FUND (continued)
INVESTOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $10.14      (0.06)(6)           2.96           0.00              0.00
November 1, 2008 to October 31, 2009 ............     $ 7.52      (0.08)(6)           2.70           0.00              0.00
November 1, 2007 to October 31, 2008 ............     $15.93      (0.12)(6)          (5.99)          0.00             (2.30)
November 1, 2006 to October 31, 2007 ............     $13.99      (0.16)(6)           3.64           0.00             (1.54)
November 1, 2005 to October 31, 2006 ............     $12.18      (0.19)              2.93           0.00             (0.93)
October 1, 2005 to October 31, 2005(5) ..........     $12.52      (0.01)             (0.33)          0.00              0.00
April 11, 2005(3) to September 30, 2005 .........     $11.06      (0.07)(6)           1.53           0.00              0.00
SMALL CAP OPPORTUNITIES FUND
ADMINISTRATOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $25.88      (0.02)(6)           5.05           0.00              0.00
November 1, 2008 to October 31, 2009 ............     $23.47      (0.02)              3.38           0.00(7)          (0.93)
November 1, 2007 to October 31, 2008 ............     $39.68       0.01             (11.23)         (0.10)            (4.89)
November 1, 2006 to October 31, 2007 ............     $38.56       0.11               6.99           0.00             (5.98)
November 1, 2005 to October 31, 2006 ............     $33.97      (0.04)              7.30           0.00             (2.67)
October 1, 2005 to October 31, 2005(5) ..........     $34.93      (0.01)             (0.95)          0.00              0.00
October 1, 2004 to September 30, 2005 ...........     $33.46      (0.09)              6.05           0.00             (4.49)
SMALL CAP VALUE FUND
CLASS A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $23.32       0.10(6)            6.25          (0.12)             0.00
November 1, 2008 to October 31, 2009 ............     $18.22       0.15(6)            4.95           0.00              0.00
November 1, 2007 to October 31, 2008 ............     $36.28      (0.02)(6)         (13.25)         (0.01)            (4.78)
November 1, 2006 to October 31, 2007 ............     $32.63      (0.15)(6)           6.76           0.00             (2.96)
November 1, 2005 to October 31, 2006 ............     $31.17      (0.04)              4.61           0.00             (3.11)
January 1, 2005 to October 31, 2005(4) ..........     $29.19      (0.18)              2.67           0.00             (0.51)
January 1, 2004 to December 31, 2004 ............     $27.40      (0.27)(6)           5.51           0.00             (3.45)
CLASS B
November 1, 2009 to April 30, 2010 (Unaudited) ..     $21.28      (0.01)(6)           5.71           0.00              0.00
November 1, 2008 to October 31, 2009 ............     $16.75       0.01(6)            4.52           0.00              0.00
November 1, 2007 to October 31, 2008 ............     $33.98      (0.22)(6)         (12.23)          0.00             (4.78)
November 1, 2006 to October 31, 2007 ............     $30.96      (0.38)(6)           6.36           0.00             (2.96)
November 1, 2005 to October 31, 2006 ............     $29.92      (0.35)              4.50           0.00             (3.11)
January 1, 2005 to October 31, 2005(4) ..........     $28.21      (0.40)              2.62           0.00             (0.51)
January 1, 2004 to December 31, 2004 ............     $26.79      (0.47)(6)           5.34           0.00             (3.45)
CLASS C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $21.34      (0.01)(6)           5.73           0.00              0.00
November 1, 2008 to October 31, 2009 ............     $16.80       0.01(6)            4.53           0.00              0.00
November 1, 2007 to October 31, 2008 ............     $34.07      (0.22)(6)         (12.27)          0.00             (4.78)
November 1, 2006 to October 31, 2007 ............     $31.03      (0.38)(6)           6.38           0.00             (2.96)
November 1, 2005 to October 31, 2006 ............     $29.99      (0.34)              4.49           0.00             (3.11)
January 1, 2005 to October 31, 2005(4) ..........     $28.27      (0.44)              2.67           0.00             (0.51)
January 1, 2004 to December 31, 2004 ............     $26.83      (0.47)(6)           5.36           0.00             (3.45)
INSTITUTIONAL CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $23.80       0.16(6)            6.37          (0.23)             0.00
November 1, 2008 to October 31, 2009 ............     $18.50       0.25(6)            5.05           0.00              0.00
November 1, 2007 to October 31, 2008 ............     $36.77       0.13(6)          (13.45)         (0.17)            (4.78)
July 31, 2007(3) to October 31, 2007 ............     $34.30       0.01(6)            2.46           0.00              0.00
INVESTOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $23.70       0.10(6)            6.34          (0.13)             0.00
November 1, 2008 to October 31, 2009 ............     $18.50       0.17(6)            5.03           0.00              0.00
November 1, 2007 to October 31, 2008 ............     $36.73      (0.01)(6)         (13.43)         (0.01)            (4.78)
November 1, 2006 to October 31, 2007 ............     $32.98      (0.13)(6)           6.84           0.00             (2.96)
November 1, 2005 to October 31, 2006 ............     $31.45      (0.02)              4.66           0.00             (3.11)
January 1, 2005 to October 31, 2005(4) ..........     $29.40      (0.15)              2.71           0.00             (0.51)
January 1, 2004 to December 31, 2004 ............     $27.53      (0.22)(6)           5.54           0.00             (3.45)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 71


Financial Highlights

                                   Ratio to Average
               Ending           Net Assets (Annualized)
             Net Asset   ------------------------------------               Portfolio    Net Assets at
  Return     Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
of Capital     Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
----------   ---------   --------------   --------   --------   ---------   ---------   ----------------


   0.00        $13.04        (0.96)%        1.55%      1.49%      28.60%        67%        $   32,509
   0.00        $10.14        (1.02)%        1.62%      1.49%      34.84%        76%        $   26,402
   0.00        $ 7.52        (1.05)%        1.71%      1.55%     (43.87)%       82%        $   19,322
   0.00        $15.93        (1.09)%        1.72%      1.57%      27.32%       122%        $   43,069
   0.00        $13.99        (1.32)%        1.78%      1.57%      23.59%       142%        $   37,082
   0.00        $12.18        (1.44)%        1.73%      1.57%      (2.72)%       10%        $   35,304
   0.00        $12.52        (1.33)%        1.72%      1.57%      13.20%       149%        $   37,511


   0.00        $30.91        (0.16)%        1.27%      1.20%      19.44%        34%        $  726,475
  (0.02)       $25.88        (0.07)%        1.31%      1.20%      15.44%        68%        $  612,110
   0.00        $23.47         0.08%         1.28%      1.20%     (31.65)%       72%        $  541,369
   0.00        $39.68         0.29%         1.33%      1.20%      20.94%        65%        $  910,162
   0.00        $38.56        (0.11)%        1.34%      1.20%      22.57%        79%        $  800,078
   0.00        $33.97        (0.35)%        1.33%      1.20%      (2.78)%        7%        $  704,714
   0.00        $34.93        (0.28)%        1.29%      1.20%      18.76%       107%        $  725,651


   0.00        $29.55         0.70%         1.41%      1.41%      27.32%        13%        $  609,086
   0.00        $23.32         0.79%         1.44%      1.44%      27.99%        27%        $  438,744
   0.00        $18.22        (0.08)%        1.44%      1.44%     (41.27)%       27%        $  382,412
   0.00        $36.28        (0.45)%        1.44%      1.44%      21.87%        48%        $  715,334
   0.00        $32.63        (0.15)%        1.44%      1.43%      15.44%        33%        $  656,151
   0.00        $31.17        (0.70)%        1.50%      1.47%       8.66%        33%        $  606,811
   0.00        $29.19        (0.96)%        1.57%      1.53%      19.89%        34%        $  598,226

   0.00        $26.98        (0.07)%        2.16%      2.16%      26.79%        13%        $   45,539
   0.00        $21.28         0.03%         2.19%      2.19%      27.04%        27%        $   46,175
   0.00        $16.75        (0.87)%        2.19%      2.19%     (41.68)%       27%        $   53,515
   0.00        $33.98        (1.20)%        2.19%      2.19%      20.94%        48%        $  123,492
   0.00        $30.96        (0.91)%        2.19%      2.18%      14.61%        33%        $  128,970
   0.00        $29.92        (1.46)%        2.26%      2.24%       7.99%        33%        $  133,825
   0.00        $28.21        (1.71)%        2.33%      2.28%      18.95%        34%        $  136,825

   0.00        $27.06        (0.05)%        2.16%      2.16%      26.80%        13%        $   93,014
   0.00        $21.34         0.03%         2.19%      2.19%      27.02%        27%        $   70,558
   0.00        $16.80        (0.85)%        2.19%      2.19%     (41.69)%       27%        $   69,952
   0.00        $34.07        (1.20)%        2.19%      2.19%      20.96%        48%        $  146,997
   0.00        $31.03        (0.91)%        2.19%      2.18%      14.57%        33%        $  143,872
   0.00        $29.99        (1.46)%        2.26%      2.24%       8.01%        33%        $  146,162
   0.00        $28.27        (1.71)%        2.34%      2.29%      19.00%        34%        $  157,329

   0.00        $30.10         1.17%         0.95%      0.95%      27.55%        13%        $1,196,770
   0.00        $23.80         1.24%         1.00%      0.95%      28.65%        27%        $  843,753
   0.00        $18.50         0.49%         0.99%      0.95%     (40.96)%       27%        $  340,878
   0.00        $36.77         0.13%         0.97%      0.94%       7.20%        48%        $    8,707

   0.00        $30.01         0.75%         1.50%      1.36%      27.27%        13%        $2,035,983
   0.00        $23.70         0.88%         1.55%      1.36%      28.11%        27%        $1,523,637
   0.00        $18.50        (0.02)%        1.57%      1.36%     (41.20)%       27%        $1,461,833
   0.00        $36.73        (0.37)%        1.61%      1.36%      21.95%        48%        $3,183,124
   0.00        $32.98        (0.05)%        1.61%      1.36%      15.53%        33%        $2,571,031
   0.00        $31.45        (0.57)%        1.58%      1.34%       8.83%        33%        $1,926,165
   0.00        $29.40        (0.79)%        1.40%      1.36%      20.09%        34%        $1,359,158

             72 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage C&B Mid Cap Value Fund ("C&B Mid Cap Value Fund "), Wells Fargo Advantage Common Stock Fund ("Common Stock Fund"), Wells Fargo Advantage Mid Cap Growth Fund ("Mid Cap Growth Fund"), Wells Fargo Advantage Small Cap Growth Fund ("Small Cap Growth Fund"), Wells Fargo Advantage Small Cap Opportunities Fund ("Small Cap Opportunities Fund"), and Wells Fargo Advantage Small Cap Value Fund ("Small Cap Value Fund") (each, a "Fund", collectively, the "Funds"). Each Fund is a diversified series of the Trust, a Delaware statutory trust organized on November 8, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 73


Notes to Financial Statements (Unaudited)

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and loses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

FORWARD FOREIGN CURRENCY CONTRACTS

Certain Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

SECURITY LOANS

The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

             74 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions are invested in Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC ("Funds Management"), and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Funds and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the six months ended April 30, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.

OPTIONS

Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 75


Notes to Financial Statements (Unaudited)

As of April 30, 2010, the following Funds owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds' securities lending agent on behalf of the Funds through a joint account with cash collateral received by the Funds pursuant to loans of the Funds' securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs have been restructured following default and are valued at fair value as shown in the Portfolio of Investments.

                               Restructured SIVs
                                   ($ Value)       % of Net Assets
                               -----------------   ---------------
C&B MID CAP VALUE FUND            $1,459,841             0.62
COMMON STOCK FUND                  5,856,119             0.60
MID CAP GROWTH FUND                  995,477             0.65
SMALL CAP GROWTH FUND              5,526,471             0.43
SMALL CAP OPPORTUNITIES FUND       3,391,647             0.47

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the restructured SIVs that were purchased on its behalf through the investment of cash collateral. Fluctuations in the values of restructured SIVs generate unrealized gains or losses for a Fund, which are reflected in the Fund's Statement of Assets and Liabilities.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds' lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds' ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending ("side pocketing") based on each Fund's percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund's ownership of defaulted or impaired SIVs in the joint account based on each such Fund's percentage ownership of the joint account as of such date.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

             76 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

At October 31, 2009, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                                     Expiration
                               -----------------------------------------------------
                                   2010         2011          2016          2017
                               -----------   ----------   -----------   ------------
C&B MID CAP VALUE FUND         $         0   $        0   $85,280,093   $ 64,071,649
COMMON STOCK FUND                        0            0    10,053,056     48,293,133
MID CAP GROWTH FUND                      0            0     3,293,594     23,610,181
SMALL CAP GROWTH FUND                    0            0     6,714,729     35,290,020
SMALL CAP OPPORTUNITIES FUND             0            0             0    102,501,015
SMALL CAP VALUE FUND            27,035,733    1,040,222    23,137,265    131,097,480

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Funds' investments in securities:

                                                                   Significant
                                              Significant Other   Unobservable
                               Quoted Price   Observable Inputs      Inputs
INVESTMENTS IN SECURITIES        (Level 1)        (Level 2)         (Level 3)        Total
-------------------------      ------------   -----------------   ------------   ------------
C&B MID CAP VALUE FUND
   Equity securities
      COMMON STOCKS            $224,142,361       $        0       $        0    $224,142,361
   Corporate bonds and notes              0                0        1,459,841       1,459,841
   Investment companies          14,387,682        3,916,900                0      18,304,582
                               ------------       ----------       ----------    ------------
      TOTAL                    $238,530,043       $3,916,900       $1,459,841    $243,906,784
                               ============       ==========       ==========    ============

             Wells Fargo Advantage Small and Mid Cap Stock Funds 77


Notes to Financial Statements (Unaudited)

                                                                     Significant
                                                Significant Other   Unobservable
                                Quoted Price    Observable Inputs      Inputs
INVESTMENTS IN SECURITIES         (Level 1)         (Level 2)         (Level 3)         Total
-------------------------      --------------   -----------------   ------------   --------------
COMMON STOCK FUND
   Equity securities
      COMMON STOCKS            $  886,776,311      $          0      $11,078,247   $  897,854,558
   Corporate bonds and notes                0                 0        5,856,119        5,856,119
   Investment companies            84,300,229        54,425,575                0      138,725,804
      TOTAL                    $  971,076,540      $ 54,425,575      $16,934,366   $1,042,436,481
MID CAP GROWTH FUND
   Equity securities
      COMMON STOCKS            $  150,376,941      $          0      $         0   $  150,376,941
   Corporate bonds and notes                0                 0          995,477          995,477
   Investment companies             4,596,301        16,505,825                0       21,102,126
      TOTAL                    $  154,973,242      $ 16,505,825      $   995,477   $  172,474,544
SMALL CAP GROWTH FUND
   Equity securities
      COMMON STOCKS            $1,188,406,418      $          0      $         0   $1,188,406,418
   Corporate bonds and notes                0                 0        5,526,471        5,526,471
   Investment companies            80,582,673       122,037,935                0      202,620,608
      TOTAL                    $1,268,989,091      $122,037,935      $ 5,526,471   $1,396,553,497
SMALL CAP OPPORTUNITIES FUND
   Equity securities
      COMMON STOCKS            $  634,913,819      $          0      $         0   $  634,913,819
   Corporate bonds and notes                0                 0        3,391,647        3,391,647
   Investment companies            91,975,035        64,828,722                0      156,803,757
      TOTAL                    $  726,888,854      $ 64,828,722      $ 3,391,647   $  795,109,223
SMALL CAP VALUE FUND
   Equity securities
      COMMON STOCKS            $3,600,113,568      $          0      $15,098,514   $3,615,212,082
      WARRANTS                        495,887                 0                0          495,887
   Investment companies           376,933,689                 0                0      376,933,689
      TOTAL                    $3,977,543,144      $          0      $15,098,514   $3,992,641,658

Further details on the major security types listed above for each fund can be found in the Portfolio of Investments.

As of April 30, 2010, the inputs used in valuing the Funds' other financial instruments, which are carried at fair value, were as follows:

                                                                     Significant
                                                Significant Other   Unobservable
                                Quoted Price    Observable Inputs      Inputs
                                  (Level 1)         (Level 2)         (Level 3)         Total
                               --------------   -----------------   ------------   --------------
SMALL CAP VALUE FUND
Written options                      $0            $(1,800,685)          $0         $(1,800,685)

             78 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                        C&B Mid                                 Mid Cap    Small Cap     Small Cap       Small Cap
                                       Cap Value                                Growth      Growth     Opportunities       Value
                                         Fund          Common Stock Fund         Fund        Fund          Fund            Fund
                                      ----------   ------------------------   ---------   ----------   -------------   -------------
                                       CORPORATE                  CORPORATE   CORPORATE    CORPORATE     CORPORATE
                                       BONDS AND      COMMON      BONDS AND   BONDS AND    BONDS AND     BONDS AND        COMMON
                                         NOTES        STOCKS        NOTES       NOTES        NOTES         NOTES          STOCKS
                                      ----------   -----------   ----------   ---------   ----------   -------------   -------------
BALANCE AS OF OCTOBER 31, 2009        $1,304,753   $10,146,000   $5,233,990   $ 889,722   $4,939,363    $3,031,334     $  9,172,000
   Realized gain (loss)                  (11,713)            0      (46,987)     (7,987)     (44,343)      (27,214)               0
   Change in unrealized
      appreciation (depreciation)        364,862      (458,003)   1,463,635     248,802    1,381,245       847,683         (325,606)
   Net purchases (sales)                (198,061)    1,390,250     (794,519)   (135,060)    (749,794)     (460,156)               0
   Net transfer in (out) of Level 3            0             0            0           0            0             0        6,252,120
BALANCE AS OF APRIL 30, 2010          $1,459,841   $11,078,247   $5,856,119   $ 995,477   $5,526,471    $3,391,647     $ 15,098,514
   Change in unrealized
      appreciation (depreciation)
      relating to securities held
      at the end of reporting
      period                          $  245,139   $  (458,003)  $  983,370   $ 167,162   $  928,015    $  569,531     $   (325,606)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Funds Management. The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

For C&B Mid Cap Value Fund, Common Stock Fund and Mid Cap Growth Fund, Funds Management is paid an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of each Fund increase. For the six months ended April 30, 2010, the advisory fee for C&B Mid Cap Value Fund, Common Stock Fund and Mid Cap Growth Fund was equivalent to an annual rate of 0.75%, 0.73% and 0.75%, respectively, of each Fund's average daily net assets.

For Small Cap Growth Fund, Small Cap Opportunities Fund and Small Cap Value Fund, Funds Management is paid an annual advisory fee starting at 0.85% and declining to 0.75% as the average daily net assets of each Fund increase. For the six months ended April 30, 2010, the advisory fee for Small Cap Growth Fund, Small Cap Opportunities Fund and Small Cap Value Fund was equivalent to an annual rate of 0.84%, 0.84% and 0.80%, respectively, of each Fund's average daily net assets.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth, and Small Cap Value Fund.

Cooke & Bieler LP is the sub-adviser to C&B Mid Cap Value Fund.

Schroder Investment Management North America Incorporated is the sub-adviser to Small Cap Opportunities Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer

             Wells Fargo Advantage Small and Mid Cap Stock Funds 79


Notes to Financial Statements (Unaudited)

agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                                   Administration Fees
                                  Average Daily       (% of Average
                                   Net Assets       Daily Net Assets)
                                ----------------   -------------------
Fund level                      First $5 billion           0.05
                                 Next $5 billion           0.04
                                Over $10 billion           0.03
Class A, Class B, and Class C   All asset levels           0.28
Administrator Class             All asset levels           0.10
Institutional Class             All asset levels           0.08
Investor Class                  All asset levels           0.38

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the six months ended April 30, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds. Expenses were waived and/or reimbursed by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended April 30, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                                                       Contingent
                                                        deferred
                         Front-end sales charges     sales charges
                         -----------------------   -----------------
                                 Class A           Class B   Class C
                         -----------------------   -------   -------
C&B MID CAP VALUE FUND           $  6,486           $2,776     $316
COMMON STOCK FUND                 169,505              262      626
MID CAP GROWTH FUND                24,429            1,010      245
SMALL CAP GROWTH FUND               6,409            1,038      212
SMALL CAP VALUE FUND              731,881            2,357      151

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended April 30, 2010, were as follows:

                               Purchases at Cost   Sales Proceeds
                               -----------------   --------------
C&B MID CAP VALUE FUND            $ 32,512,404      $ 95,381,625
COMMON STOCK FUND                  199,304,725       251,644,088
MID CAP GROWTH FUND                 44,319,312        50,014,634
SMALL CAP GROWTH FUND              822,825,700       659,077,893
SMALL CAP OPPORTUNITIES FUND       201,759,652       226,598,363
SMALL CAP VALUE FUND               483,708,022       404,003,537

             80 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

6. AFFILIATE ISSUERS

An affiliate company is a company in which a Fund has ownership of at least 5% of the outstanding shares. The following affiliated positions were held by the Small Cap Value Fund at April 30, 2010.

                                               Value,                                  Income from      Value,          % of
                                              Beginning      Cost of       Proceeds     Affiliated      End of      Outstanding
AFFILIATE                                     of Period     Purchases     from Sales    Securities      Period         Shares
---------                                   ------------   -----------   -----------   -----------   ------------   -----------
ACCO Brands Corporation                     $ 16,943,760   $    75,853   $   134,138    $        0   $ 25,434,354       5.08
Argo Group International Holdings Limited     50,583,420     5,269,780        77,788       184,968     54,562,161       5.33
Armour Residential REIT Incorporated                   0        49,659       163,549       291,906      5,871,733      31.15
Ascent Solar Technologies Incorporated         6,031,720     1,447,855             0             0      5,838,444       5.74
Capstead Mortgage Corporation                 53,978,372     1,374,145             0     2,233,818     47,602,864       6.00
Covenant Transport Incorporated Class A        4,772,880       478,623             0             0      7,652,340       8.73
Cray Incorporated                             21,798,120     2,574,315             0             0     22,440,496       9.35
Cross Country Healthcare Incorporated         18,800,305     1,588,763       197,247             0     24,250,404       7.80
GEO Group Incorporated                        56,430,315     1,543,168       295,496             0     57,908,238       5.30
Global Industries Limited                     53,659,503     2,398,514       847,513             0     50,917,990       6.61
Hill International Incorporated               14,594,496     1,144,472           697             0     15,110,754       5.99
Intermec Incorporated                         41,732,768       353,454             0             0     39,168,903       5.53
InterOil Corporation                         193,244,842    44,018,734    89,562,378             0    244,403,080       8.13
Intertape Polymer Group Incorporated          13,611,585     1,346,740       106,478             0     26,202,051      13.94
Invesco Mortgage Capital                      15,240,142    15,452,966             0       466,223     30,927,505       9.43
McMoran Exploration Company                   49,046,820     6,259,801     1,485,168             0     79,003,398       7.11
MRV Communications Incorporated                9,144,328     1,600,623        19,253             0     21,366,730       8.80
Newpark Resources Incorporated                24,194,079       118,223       584,437             0     53,135,392       8.94
NYMAGIC Incorporated                           9,005,558       201,616        97,663        37,715     14,159,160       7.54
Orasure Technologies Incorporated             15,790,834     3,326,275       300,526             0     34,636,688      11.83
OSI Systems Incorporated                      29,884,712       409,579     3,134,642             0     36,633,072       7.71
Palm Harbor Homes Incorporated                 3,434,581        50,156           214             0      4,575,620       6.90
PHI Incorporated (non-voting)                 14,586,696             0        41,836             0     17,609,026       6.80
Prestige Brands Holdings Incorporated         16,955,432       369,359        62,158             0     24,795,118       5.09
Skyline Corporation                            9,034,547       893,994         7,007        94,267     13,169,987       6.73
Symyx Technologies Incorporated               10,395,183     1,623,812             0             0     11,435,190       6.01
Webco Industries Incorporated                  4,721,496        49,256             0             0      6,252,120      13.04
Western Liberty Bancorp                        6,899,253       392,454             0             0      6,375,145       8.31

             Wells Fargo Advantage Small and Mid Cap Stock Funds 81


Notes to Financial Statements (Unaudited)

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2010, Small Cap Value Fund entered into written options for hedging purposes and had written option activities as follows:

                                          Number of     Premiums
                                          Contracts     Received
                                          ---------   ------------
Options outstanding at October 31, 2009     63,512    $ 10,624,261
Options written                            113,799      34,358,406
Options expired                            (14,628)     (1,493,658)
Options closed                            (151,466)    (40,766,158)
Options exercised                           (3,509)     (1,224,507)
Options outstanding at April 30, 2010        7,708    $ 1,498,344

Open call options written at April 30, 2010 were as follows for Small Cap Value
Fund:

Expiration                                            Number of   Strike     Market    Premiums
   Date                       Issuer name             Contracts    Price     Value     Received
----------   --------------------------------------   ---------   ------   ---------   --------
09/18/2010   Amedisys Incorporated                        100     $60.00   $ (46,000)  $34,700
07/17/2010   Annaly Capital Management Incorporated        98      17.00      (5,782)    7,938
05/22/2010   Carpenter Technology Corporation             100      40.00     (13,000)   13,450
06/19/2010   Carpenter Technology Corporation             200      40.00     (43,000)   36,399
09/18/2010   Carpenter Technology Corporation             100      35.00     (66,000)   54,199
06/19/2010   City National Corporation                    350      60.00    (129,500)   31,149
06/19/2010   City National Corporation                    400      65.00     (54,804)   54,800
08/21/2010   City National Corporation                    500      60.00    (270,000)   95,998
08/21/2010   First Horizon National Corporation         1,000      15.00     (80,000)   86,499
05/22/2010   Gen-Probe Incorporated                       100      45.00     (27,500)   31,400
05/22/2010   Gen-Probe Incorporated                       150      50.00      (3,750)   16,500
05/22/2010   Gentiva Health Services Incorporated         200      30.00      (9,000)   35,899
06/19/2010   Gentiva Health Services Incorporated         200      30.00     (26,000)   33,899
09/18/2010   Hologic Incorporated                         200      17.50     (36,000)   24,800
05/22/2010   IBERIABANK Corporation                       100      55.00     (64,000)   33,700
06/19/2010   Illumina Incorporated                        250      40.00     (80,000)   67,249
09/18/2010   Illumina Incorporated                        100      40.00     (47,000)   50,699
09/18/2010   Illumina Incorporated                        200      45.00     (56,000)   36,400
05/22/2010   InterOil Corporation                         100      80.00      (7,000)   22,335
06/19/2010   InterOil Corporation                         100      85.00     (18,500)   27,400
07/17/2010   PetroQuest Energy Incorporated               500       5.00     (62,500)   35,750
10/16/2010   Pride International Incorporated             100      35.00     (16,000)   25,300
06/19/2010   Psychiatric Solutions Incorporated           200      30.00     (64,000)   26,400
05/22/2010   Randgold Resources Limited ADR               100      80.00     (62,000)   24,900
06/19/2010   Randgold Resources Limited ADR               100      85.00     (43,000)   19,800
06/19/2010   Steris Corporation                           100      30.00     (36,000)   24,700
06/19/2010   Steris Corporation                           100      33.00     (17,000)   14,200

             82 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

Expiration                                            Number of   Strike     Market    Premiums
   Date                       Issuer name             Contracts    Price     Value     Received
----------   --------------------------------------   ---------   ------   ---------   --------
06/19/2010   Swift Energy Company                        600      $35.00   $(198,000)  $231,716
05/22/2010   Transocean Limited                          150       70.00     (68,549)    68,549
05/22/2010   UAL Corporation                             300       22.00     (34,800)    31,799
07/17/2010   United States Steel Corporation             100       50.00     (79,100)    84,699
07/17/2010   United States Steel Corporation              50       55.00     (25,500)    30,000
06/19/2010   Wilmington Trust Corporation                760       20.00     (11,400)    85,118

The Small Cap Value Fund had average premiums received on written options in the amount of $10,948,440 during the six months ended April 30, 2010.

The fair value, realized gains or losses and change in unrealized gains or losses on written options are reflected in the appropriate financial statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata.

For the six months ended April 30, 2010, there were no borrowings by the Funds under the agreement.

9. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into settlement agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG") to settlement market-timing investigations. In the settlements, Strong agreed to pay investor restitution and civil penalties. On September 14, 2009, the SEC approved the terms of the Distribution Plan for the disgorgement and civil penalties to the predecessor Strong Fund shareholders, and those eligible investors will receive proceeds as a result of the Distribution Plan. The successor funds are not expected to receive any portion of the proceeds. The settlement with the NYAG imposed fee reductions across the predecessor Strong Fund complex, and Funds Management agreed to honor these fee reductions for the benefit of shareholders across the successor funds to total $35 million by May 2009. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 83


Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                         Position Held and
Name and Age            Length of Service(2)              Principal Occupations During Past Five Years          Other Directorships
------------         -------------------------   -----------------------------------------------------------   ---------------------
Peter G. Gordon      Trustee, since 1998;        Co-Founder, Chairman, President and CEO of Crystal Geyser.    None
67                   Chairman, since 2005        Water Company.
                     (Lead Trustee since 2001)

Isaiah Harris, Jr.   Advisory Board              Retired. Prior thereto, President and CEO of BellSouth        CIGNA Corporation;
57                   Trustee, since 2008         Advertising and Publishing Corp from 2005 to 2007,            Deluxe Corporation
                                                 President and CEO of BellSouth Enterprises from 2004 to
                                                 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University
                                                 Foundation Board of Governors and a member of the Advisory
                                                 Board of Iowa State University School of Business.

Judith M. Johnson    Trustee, since 2008         Retired. Prior thereto, Chief Executive Officer and Chief     None
61                                               Investment Officer of Minneapolis Employees Retirement Fund
                                                 from 1996 to 2008. Ms. Johnson is a certified public
                                                 accountant and a certified managerial accountant.

David F. Larcker     Advisory Board              James Irvin Miller Professor of Accounting at the Graduate    None
59                   Trustee, since 2008         School of Business, Stanford University, Director of
                                                 Corporate Governance Research Program and Co-Director of
                                                 The Rock Center for Corporate Governance since 2006. From
                                                 2005 to 2008, Professor of Accounting at the Graduate
                                                 School of Business, Stanford University. Prior thereto,
                                                 Ernst & Young Professor of Accounting at The Wharton
                                                 School, University of Pennsylvania from 1985 to 2005.

             84 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Other Information (Unaudited)

                         Position Held and
Name and Age            Length of Service(2)              Principal Occupations During Past Five Years          Other Directorships
------------         -------------------------   -----------------------------------------------------------   ---------------------
Olivia S. Mitchell   Trustee, since 2006         Professor of Insurance and Risk Management, Wharton School,     None
57                                               University of Pennsylvania. Director of the Boettner Center
                                                 on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research
                                                 associate, National Bureau of Economic Research.

Timothy J. Penny     Trustee, since 1996         President and CEO of Southern Minnesota Initiative            None
58                                               Foundation, a non-profit organization, since 2007 and
                                                 Senior Fellow at the Humphrey Institute Policy Forum at the
                                                 University of Minnesota since 1995. Member of the Board of
                                                 Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Donald C. Willeke    Trustee, since 1996         Principal of the law firm of Willeke & Daniels. General       None
69                                               Counsel of the Minneapolis Employees Retirement
                                                 Fund from 1984 to present.


OFFICERS

                         Position Held and
Name and Age            Length of Service(2)              Principal Occupations During Past Five Years          Other Directorships
------------         -------------------------   -----------------------------------------------------------   ---------------------
Karla M. Rabusch     President, since 2003       Executive Vice President of Wells Fargo Bank, N.A. and        None
51                                               President of Wells Fargo Funds Management, LLC since 2003.
                                                 Senior Vice President and Chief Administrative Officer of
                                                 Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman     Secretary, since 2000;      Senior Vice President and Secretary of Wells Fargo Funds      None
49                   Chief Legal Counsel,        Management, LLC since 2001. Vice President and Managing
                     since 2003                  Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(3)    Treasurer, since 2009       Senior Vice President of Evergreen Investment Management      None
39                                               Company, LLC since 2006 and currently the Treasurer of the
                                                 Evergreen Funds since 2005. Vice President and Assistant
                                                 Vice President of Evergreen Investment Services, Inc. from
                                                 1999 to 2006.

David Berardi(4)     Assistant Treasurer,        Vice President of Evergreen Investment Management Company,    None
34                   since 2009                  LLC since 2008. Assistant Vice President of Evergreen
                                                 Investment Services, Inc. from 2004 to 2008. Manager of
                                                 Fund Reporting and Control for Evergreen Investment
                                                 Management Company, LLC since 2004.

Jeremy DePalma(4)    Assistant Treasurer,        Senior Vice President of Evergreen Investment Management      None
36                   since 2009                  Company, LLC since 2008. Vice President, Evergreen
                                                 Investment Services, Inc. from 2004 to 2007. Assistant Vice
                                                 President, Evergreen Investment Services, Inc. from 2000 to
                                                 2004 and the head of the Fund Reporting and Control Team
                                                 within Fund Administration since 2005.

Debra Ann Early      Chief Compliance Officer,   Chief Compliance Officer of Wells Fargo Funds Management,     None
45                   since 2007                  LLC since 2007. Chief Compliance Officer of Parnassus
                                                 Investments from 2005 to 2007. Chief Financial Officer of
                                                 Parnassus Investments from 2004 to 2007 and Senior Audit
                                                 Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 85


Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS: C&B MID CAP VALUE FUND, COMMON STOCK FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, SMALL CAP OPPORTUNITIES FUND AND SMALL CAP VALUE FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the C&B Mid Cap Value Fund, Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Opportunities Fund and Small Cap Value Fund (the "Funds"); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund; (iii) an investment sub-advisory agreement with Schroder Investment Management North America Inc. ("Schroder") for the Small Cap Opportunities Fund; and (iv) an investment sub-advisory agreement with Cooke & Bieler, L.P. ("Cooke & Bieler") for the C&B Mid Cap Value Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Schroder and Cooke & Bieler (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over the course of interacting with Funds Management and the Sub-Advisers about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2009. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Funds, and in comparison to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

             86 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Other Information (Unaudited)

The Board noted that the performance of the Funds was higher than the median performance of the Universe for the periods under review, except for the Common Stock Fund and C&B Mid Cap Value Fund. The Board also noted that the performance of the Common Stock Fund was lower than the median performance of the Universe for the 10-year period and higher than the median performance of the Universe for all of the other time periods under review. The Board noted that the performance of the C&B Mid Cap Value Fund was higher than the median performance of the Universe for the 10-year period under review, but lower than the median performance of the Universe for all the other periods under review and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the C&B Mid Cap Value Fund, and requested continued reports on the performance of the Fund.

The Board received and considered information regarding each Fund's contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an "Expense Group") that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund's Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund's respective Expense Group's median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund's Expense Group median. The Board noted that the Advisory Agreement Rates for the Funds were in range of the median rate of each Fund's Administrator Class and Institutional Class Expense Group, except for the Administrator Class of the Small Cap Growth Fund and the Institutional Class of the Small Cap Value Fund. The Board also noted that the Advisory Agreement Rates of the Funds were higher than the median rate of each Fund's Investor Class and Class A Expense Groups. The Board also noted that the Net Advisory Rates for most of the Funds were in range of the median rates of each Fund's respective Expense Group, except for certain share classes of the Small Cap Growth Fund, Small Cap Value Fund and Common Stock Fund. The Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for the Funds designed to lower the Funds' expenses. The Board concluded that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds' Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreements.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses that provide services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 87


Other Information (Unaudited)

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to the Sub-Advisers, which are not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Cooke & Bieler and Schroder had been negotiated by Funds Management on an arm's-length basis and that their profitability from their relationships with the C&B Mid Cap Value Fund and Small Cap Opportunities Fund, respectively, was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Funds.

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trust, and those offered by the Sub-Advisers to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within an acceptable range of the fee rates offered to similarly situated series of the Trust by Funds Management and to other clients by the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board has reviewed information about the policies of the Sub-Advisers in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board has reviewed information about Funds Management's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds' shares, including the multiple channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

             88 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Other Information (Unaudited)

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 89


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

(GRAPHIC)
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(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE


                                                               (GRAPHIC)
                                                       Printed on Recycled Paper

(C) 2009 Wells Fargo Funds Management,
LLC. All rights reserved.               www.wellsfargo.com/advantagefunds          122816 06-10
                                                                            SMCFLD/SAR122 04-10

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

(LOGO) REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Semi-Annual Report

April 30, 2010

                                    (GRAPHIC)

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

-    WELLS FARGO ADVANTAGE DISCOVERY FUND(SM)

-    WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM)

-    WELLS FARGO ADVANTAGE INTRINSIC SMALL CAP VALUE FUND
     (FORMERLY NAMED WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND)

-    WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

-    WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM)

-    WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

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www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
Discovery Fund ............................................................    6
Enterprise Fund ...........................................................    8
Intrinsic Small Cap Value Fund ............................................   10
Mid Cap Disciplined Fund ..................................................   12
Opportunity Fund ..........................................................   14
Small/Mid Cap Value Fund ..................................................   16
FUND EXPENSES .............................................................   18
PORTFOLIO OF INVESTMENTS
Discovery Fund ............................................................   21
Enterprise Fund ...........................................................   25
Intrinsic Small Cap Value Fund ............................................   29
Mid Cap Disciplined Fund ..................................................   33
Opportunity Fund ..........................................................   37
Small/Mid Cap Value Fund ..................................................   41
FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   48
Statements of Operations ..................................................   50
Statements of Changes in Net Assets .......................................   52
Financial Highlights ......................................................   60
NOTES TO FINANCIAL STATEMENTS .............................................   68
OTHER INFORMATION .........................................................   77
LIST OF ABBREVIATIONS .....................................................   83

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE FUNDS, FORMING A FUND FAMILY OF MORE THAN 100 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM )TO THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Managed Account Services and WELLS FARGO ADVANTAGE FUNDS(R) and to certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE SEMI-ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $170 BILLION IN ASSETS UNDER MANAGEMENT, AS OF APRIL 30, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Value Fund
Intrinsic Small Cap Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT Index Asset Allocation Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES
     TARGET DATE FUNDS(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION EQUITY PORTFOLIO(SM), PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS Fund(SM), FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES (SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), TARGET 2045 FUND WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE SEMI-ANNUAL REPORT.

              2 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

ECONOMIC GROWTH WAS STRONG THROUGHOUT THE SIX-MONTH PERIOD AS THE ECONOMIC RECOVERY APPEARED TO GAIN MOMENTUM.

Dear Valued Shareholder,

We are pleased to provide you with this semi-annual report for the Wells Fargo Advantage Small and Mid Cap Stock Funds for the six-month period that ended April 30, 2010. The period brought additional signs of economic improvement, continuing to support a strong rally in the financial markets after the severe downturn in 2008 and early 2009. We believe that the continued advance in the financial markets during the six-month period underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing potential periods of strong recovery.

ECONOMIC GROWTH TURNED POSITIVE AFTER SEVERE CONTRACTION.

Economic growth was strong throughout the six-month period as the economic recovery appeared to gain momentum. Gross Domestic Product (GDP) growth was 3.2% in the first quarter of 2010 and 5.6% in the fourth quarter of 2009, the strongest six-month period since the second half of 2003. GDP had returned to positive growth in the third quarter of 2009. This followed the first time in at least 60 years that GDP had contracted for four consecutive quarters. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. However, with much of the growth attributable to government stimulus, questions remained over the sustainability of the recovery. By the end of the six-month period, the National Bureau of Economic Research had not declared an official end to the recession.

PAYROLL GROWTH RESUMED, THOUGH THE UNEMPLOYMENT RATE REMAINED HIGH.

Employment data turned positive during the six-month period, a welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 290,000 jobs in April 2010, the most in four years. A large increase in the labor force caused the unemployment rate to rise slightly to 9.9% in April from 9.7% in March as improvement in the job market caused previously discouraged workers to begin seeking employment. The jobless rate peaked at 10.1% in October 2009--its highest level in more than 25 years. Other encouraging news in April included increases in temporary jobs, average hours worked, average hourly earnings, and manufacturing employment. Still, more than 8 million jobs were lost during the recession, and the number of long-term unemployed--those out of work for 27 weeks or longer--continued to increase, ending the period at 6.7 million.

Other economic data continued to show additional signs of improvement. Industrial production, manufacturing, and consumer sentiment had all improved significantly as the six-month period came to a close. Retail sales strengthened significantly during the period, with particular strength in March. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in many areas of the country--spurred in part by the government's $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

              Wells Fargo Advantage Small and Mid Cap Stock Funds 3


Letter to Shareholders

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the six-month period, indicating that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate at the 0% to 0.25% range that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC's final statement during the six-month period noted that economic activity continued to strengthen, the labor market had begun to improve, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

FINANCIAL MARKETS CONTINUED TO ADVANCE ON THE SIGNS OF ECONOMIC IMPROVEMENT.

The strong rally in the equity markets largely continued during the six-month period, though it was interrupted by a correction that lasted from late January to mid February. The euro weakened significantly against the U.S. dollar as the European Union continued to debate potential support plans for Greece throughout the period.

Despite the macroeconomic concerns, strong corporate earnings reports throughout the six-month period provided support for the equity markets to continue to move higher. Approximately three-quarters of the companies in the S&P 500 Index exceeded analysts' earnings estimates each quarter from the third quarter of 2009 through the first quarter of 2010. Other than brief spikes in late October and early January, market volatility, as measured by the Chicago Board Options Exchange Volatility Index, declined over the course of the six-month period.

Among major stock-market indices, the S&P 500 Index gained 14.5% during the six-month period, and the Dow Jones Industrial Average rose 13.3%. The tech-heavy NASDAQ Composite Index advanced 20.3%, as information technology remained one of the strongest-performing sectors.

Over the six-month period, small cap stocks moderately led mid cap stocks and outpaced large cap stocks, as measured by the Russell indices. The Russell 2000(R) Index of small cap stocks gained 24.3%, the Russell Midcap(R) Index rose 21.2%, and the Russell 1000(R) Index of large cap stocks advanced 13.5%. Among investment styles, value outperformed growth across the capitalization spectrum.

STRONG CORPORATE EARNINGS REPORTS THROUGHOUT THE SIX-MONTH PERIOD PROVIDED SUPPORT FOR THE EQUITY MARKETS TO CONTINUE TO MOVE HIGHER.

              4 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

The six-month period that ended April 30, 2010, saw a continued advance in the equity markets and a welcome reprieve from the volatility of 2008 and early 2009. The sustained rebound in market performance that began in early 2009 underscores the importance of maintaining focus on long-term investment goals through periods of volatility, so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS(R) offers investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of asset classes and investment styles.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

             6 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE DISCOVERY FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE DISCOVERY FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION
December 31, 1987

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

SBA Communications Corporation Class A         2.57%
Concho Resources Incorporated                  2.56%
Equinix Incorporated                           2.27%
NetLogic Microsystems Incorporated             2.18%
Pioneer Natural Resources Company              1.94%
Dollar Thrifty Automotive Group Incorporated   1.90%
Alliance Data Systems Corporation              1.84%
Priceline.com Incorporated                     1.82%
TRW Automotive Holdings Corporation            1.77%
BorgWarner Incorporated                        1.70%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                  (PIE CHART)

Consumer Discretionary       (24%)
Consumer Staples              (2%)
Energy                        (9%)
Financials                    (6%)
Health Care                  (13%)
Industrials                  (15%)
Information Technology       (27%)
Telecommunication Services    (4%)

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 7


Performance Highlights

                                WELLS FARGO ADVANTAGE DISCOVERY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3)(%) (AS OF APRIL 30, 2010)

                                      Including Sales Charge                 Excluding Sales Charge             Expense Ratio
                               ------------------------------------   ------------------------------------   ------------------
                               6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
                               --------   ------   ------   -------   --------   ------   ------   -------   --------   -------
Class A (WFDAX)                  22.16     41.35    7.29      5.99      29.64     50.00    8.57      6.63      1.44%     1.33%
Class C (WDSCX)                  28.16     47.77    7.76      5.90      29.16     48.77    7.76      5.90      2.19%     2.08%
Administrator Class (WFDDX)                                             29.76     50.22    8.79      6.73      1.26%     1.15%
Institutional Class (WFDSX)                                             29.91     50.54    8.97      6.82      0.99%     0.95%
Investor Class (STDIX)                                                  29.58     49.89    8.51      6.60      1.54%     1.38%
Russell 2500 Growth Index(6)                                            25.81     47.69    6.55      0.62

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Performance shown prior to the inception of Class A on July 31, 2007 reflects the performance of Investor Class, and includes expenses that are not applicable to and are higher than those of Class A, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C on July 31, 2007 reflects the performance of Investor Class, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Administrator Class on April 11, 2005 reflects the performance of Investor Class of Strong Discovery Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of Administrator Class. Performance shown prior to the inception of Institutional Class on August 31, 2006 reflects the performance of Administrator Class, and includes expenses that are not applicable to and are higher than those of Institutional Class. Performance shown prior to April 11, 2005, for Institutional Class reflects the performance of Investor Class, and includes expenses that are not applicable to and are higher than those of Institutional Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(5.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(6.) The Russell 2500 Growth Index measures the performance of those Russell
     2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

             8 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE ENTERPRISE FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE ENTERPRISE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION
September 30, 1998

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

TJX Companies Incorporated            2.44%
Equinix Incorporated                  2.35%
T. Rowe Price Group Incorporated      2.11%
Concho Resources Incorporated         1.99%
Marvell Technology Group Limited      1.96%
Priceline.com Incorporated            1.93%
Agilent Technologies Incorporated     1.92%
TRW Automotive Holdings Corporation   1.92%
Parker Hannifin Corporation           1.92%
NetApp Incorporated                   1.90%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                  (PIE CHART)

Consumer Discretionary       (22%)
Consumer Staples              (3%)
Energy                        (9%)
Financials                    (5%)
Health Care                  (11%)
Industrials                  (15%)
Information Technology       (30%)
Materials                     (2%)
Telecommunication Services    (3%)

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 9


Performance Highlights

                               WELLS FARGO ADVANTAGE ENTERPRISE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2010)

                                        Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                                 ------------------------------------   ------------------------------------   -----------------
                                 6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
                                 --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (SENAX)                    16.99     36.65    4.73     (3.11)     24.13     45.01    5.98     (2.54)     1.45%     1.35%
Class C (WENCX)                    22.67     42.85    5.19     (3.11)     23.67     43.85    5.19     (3.11)     2.20%     2.10%
Administrator Class (SEPKX)                                               24.31     45.30    6.23     (2.28)     1.27%     1.15%
Institutional Class (WFEIX)                                               24.41     45.64    6.50     (2.17)     1.00%     0.90%
Investor Class (SENTX)                                                    24.10     44.82    5.83     (2.65)     1.55%     1.45%
Russell Midcap Growth Index(6)                                            23.23     46.95    5.74     (0.39)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for Class A from February 24, 2000, through June 19, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C on March 31, 2008 reflects the performance of Class A, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Administrator Class on August 30, 2002 and Institutional Class on June 30, 2003 reflects the performance of Investor Class of Strong Enterprise Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of Administrator Class and Institutional Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(5.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(6.) The Russell Midcap Growth Index measures the performance of those Russell
     Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an index.

             10 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTRINSIC SMALL CAP VALUE FUND(1)

INVESTMENT OBJECTIVE
THE WELLS FARGO ADVANTAGE INTRINSIC SMALL CAP VALUE FUND (THE FUND) SEEKS LONG-TERM CAPITAL APPRECIATION.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Metropolitan West Capital Management, LLC(4)

PORTFOLIO MANAGERS
Alex Alvarez, CFA
Jeffrey Peck
Samir Sikka

FUND INCEPTION
March 28, 2002

TEN LARGEST EQUITY HOLDINGS(2)
(AS OF APRIL 30, 2010)

ATMI Incorporated                3.14%
Clean Harbors Incorporated       3.08%
CapitalSource Incorporated       2.85%
Exterran Holdings Incorporated   2.73%
Molex Incorporated Class A       2.66%
CRA International Incorporated   2.43%
Intermec Incorporated            2.25%
Waters Corporation               2.24%
Winn-Dixie Stores Incorporated   2.04%
Glacier Bancorp Incorporated     2.02%

SECTOR DISTRIBUTION(3)
(AS OF APRIL 30, 2010)

                                  (PIE CHART)

Consumer Discretionary    (10%)
Consumer Staples           (5%)
Energy                     (5%)
Financials                (25%)
Health Care                (8%)
Industrials               (17%)
Information Technology    (18%)
Materials                  (7%)
Utilities                  (5%)

----------
(1.) Prior to June 1, 2010, the WELLS FARGO ADVANTAGE INTRINSIC SMALL CAP VALUE
     FUND was named WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(3.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

(4.) Metropolitan West Capital Management, LLC replaced Wells Capital Management
     Incorporated as a sub-adviser for the Fund effective June 1, 2010.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 11


Performance Highlights

                WELLS FARGO ADVANTAGE INTRINSIC SMALL CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5)(%) (AS OF APRIL 30, 2010)

                                     Including Sales Charge                  Excluding Sales Charge           Expense Ratio
                              ------------------------------------   ------------------------------------   -----------------
                                                           Life of                                Life of
                              6 Month*   1 Year   5 Year     Fund    6 Month*   1 Year   5 Year     Fund    Gross(6)   Net(7)
                              --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (WFSMX)                 19.89     32.34    1.61      8.04      27.17     40.46    2.81      8.84      1.58%     1.45%
Class C (WSCDX)                 25.70     38.53    2.13      8.21      26.70     39.53    2.13      8.21      2.32%     2.20%
Administrator Class (WFSDX)                                            27.29     40.92    3.13      9.05      1.39%     1.20%
Institutional Class (WFSSX)                                            27.43     41.14    3.34      9.18      1.12%     1.00%
Investor Class (SCOVX)                                                 27.12     40.39    2.79      8.82      1.68%     1.49%
Russell 2000 Value Index(8)                                            30.66     52.44    5.26      6.76

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Performance shown prior to the inception of Class A and Class C on March
     31, 2008 reflects the performance of Investor Class and includes expenses that are not applicable to and are higher than those of Class A and lower than those of Class C. Performance shown prior to the inception of Administrator Class and Institutional Class on April 11, 2005 reflects the performance of Investor Class of Strong Small Company Value Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of Administrator Class and Institutional Class. Investor Class of the predecessor fund incepted on March 28, 2002.

(6.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(7.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(8.) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

             12 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

James Tringas, CFA, CPA
Bryan VanCronkhite, CFA, CPA

FUND INCEPTION

December 31, 1998

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

Weyerhaeuser Company             2.54%
CapitalSource Incorporated       2.40%
Molex Incorporated Class A       2.39%
FMC Corporation                  2.39%
FedEx Corporation                2.27%
IAC InterActiveCorp              1.99%
Kroger Company                   1.98%
Walgreen Company                 1.98%
Exterran Holdings Incorporated   1.83%
Office Depot Incorporated        1.73%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                   (PIE CHART)

Consumer Discretionary    (9%)
Consumer Staples          (7%)
Energy                    (8%)
Financials               (23%)
Health Care               (7%)
Industrials              (14%)
Information Technology   (15%)
Materials                (13%)
Utilities                 (4%)

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 13


Performance Highlights

                      WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3)(%) (AS OF APRIL 30, 2010)

                                       Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                                ------------------------------------   ------------------------------------   -----------------
                                6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
                                --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (WFPAX)                   16.84     36.21    4.49      8.19      23.94     44.56    5.73      8.83      1.36%     1.25%
Class C (WFPCX)                   22.49     42.60    4.98      8.16      23.49     43.60    4.98      8.16      2.08%     2.00%
Administrator Class (WFMDX)                                              23.99     44.90    5.88      8.91      1.20%     1.15%
Institutional Class (WFMIX)                                              24.16     45.13    6.15      9.04      0.93%     0.90%
Investor Class (SMCDX)                                                   23.91     44.51    5.69      8.81      1.49%     1.31%
Russell Midcap Value Index(6)                                            26.54     54.39    5.18      8.89

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Performance shown prior to the inception of Class A on July 31, 2007 reflects the performance of Investor Class, and includes expenses that are not applicable to and are higher than those of Class A, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C on July 31, 2007 reflects the performance of Investor Class, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Administrator Class and Institutional Class on April 11, 2005 reflects the performance of Investor Class of Strong Mid Cap Disciplined Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of Administrator Class and Institutional Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(5.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(6.) The Russell Midcap Value Index measures the performance of those Russell
     Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. You cannot invest directly in an index.

             14 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE OPPORTUNITY FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Ann M. Miletti

FUND INCEPTION

December 31, 1985

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

Comcast Corporation Class A                      1.42%
Weatherford International Limited                1.41%
Praxair Incorporated                             1.40%
Apollo Group Incorporated Class A                1.37%
Johnson Controls Incorporated                    1.37%
Liberty Media Corporation Interactive Series A   1.37%
ACE Limited                                      1.37%
Pall Corporation                                 1.36%
Church & Dwight Company Incorporated             1.35%
Microsemi Corporation                            1.34%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                   (PIE CHART)

Consumer Discretionary       (20%)
Consumer Staples              (5%)
Energy                        (7%)
Financials                   (16%)
Health Care                  (11%)
Industrials                  (13%)
Information Technology       (22%)
Materials                     (5%)
Telecommunication Services    (1%)

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 15


Performance Highlights

                              WELLS FARGO ADVANTAGE OPPORTUNITY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3)(%) (AS OF APRIL 30, 2010)

                                     Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                              ------------------------------------   ------------------------------------   -----------------
                              6 Month*   1 Year   5 Year   10 Year   6 Month*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
                              --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (SOPVX)                 13.85     37.84    4.32      2.76      20.81     46.24    5.57      3.37      1.37%     1.29%
Class C (WFOPX)                 19.38     44.15    4.78      2.75      20.38     45.15    4.78      2.75      2.10%     2.04%
Administrator Class (WOFDX)                                            21.02     46.62    5.82      3.68      1.19%     1.04%
Investor Class (SOPFX)                                                 20.80     46.11    5.51      3.46      1.48%     1.35%
Russell Midcap Index(6)                                                24.93     50.84    5.65      5.74

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for Class A from February 24, 2000, to June 19, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C on March 31, 2008 reflects the performance of Class A, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Administrator Class on August 30, 2002 reflects the performance of Investor Class of Strong Opportunity Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of Administrator Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(5.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(6.) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

             16 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA

FUND INCEPTION

March 28, 2002

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2010)

InterOil Corporation                     5.06%
Randgold Resources Limited ADR           4.61%
Chimera Investment Corporation           3.72%
Hill International Incorporated          1.98%
McMoRan Exploration Company              1.93%
Tier Technologies Incorporated Class B   1.79%
GEO Group Incorporated                   1.61%
Canadian Natural Resources Limited       1.54%
Newmont Mining Corporation               1.48%
MRV Communications Incorporated          1.46%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2010)

                                  (PIE CHART)

Consumer Discretionary     (7%)
Consumer Staples           (1%)
Energy                    (21%)
Financials                (21%)
Health Care                (6%)
Industrials               (12%)
Information Technology    (18%)
Materials                 (14%)

----------
(1.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 17


Performance Highlights

                      WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3)(%) (AS OF APRIL 30, 2010)

                                     Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                              ------------------------------------   ------------------------------------   -----------------
                                                           Life of                                Life of
                              6 Month*   1 Year   5 Year     Fund    6 Month*   1 Year   5 Year     Fund    Gross(4)   Net(5)
                              --------   ------   ------   -------   --------   ------   ------   -------   --------   ------
Class A (WFVAX)                 17.98     51.72    5.71      6.85      25.19     61.00    6.97      7.64      1.58%     1.40%
Class C (WFCVX)                 23.73     58.80    6.28      7.09      24.73     59.80    6.28      7.09      2.33%     2.15%
Administrator Class (WWMDX)                                            25.26     61.32    7.29      7.85      1.40%     1.15%
Institutional Class (WWMSX)                                            25.43     61.69    7.44      7.94      1.13%     0.95%
Investor Class (SMMVX)                                                 25.13     60.81    6.91      7.60      1.68%     1.49%
Russell 2500 Value Index(6)                                            29.13     52.56    5.11      7.30

*    Returns for periods of less than one year are not annualized

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Performance shown prior to the inception of Class A on July 31, 2007 reflects the performance of Investor Class, and includes expenses that are not applicable to and are higher than those of Class A, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C on July 31, 2007 reflects the performance of Investor Class, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Administrator Class on April 11, 2005 reflects the performance of Investor Class of Strong Small/Mid Cap Value Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of Administrator Class. Performance shown prior to the inception of Institutional Class on August 31, 2006 reflects the performance of Administrator Class, and includes expenses that are not applicable to and are higher than those of Institutional Class. Performance shown prior to April 11, 2005, for Institutional Class reflects the performance of Investor Class, and includes expenses that are not applicable to and are higher than those of Institutional Class. Investor Class incepted on March 28, 2002.

(4.) Reflects the gross expense ratio as stated in the March 1, 2010 prospectus.

(5.) The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

(6.) The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

             18 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                                   Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2009 to April 30, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning        Ending         Expenses
                                              Account Value   Account Value    Paid During      Net Annual
DISCOVERY FUND                                  11-01-2009      4-30-2010     the Period(1)   Expense Ratio
--------------                                -------------   -------------   -------------   -------------
CLASS A
   Actual                                       $1,000.00       $1,296.40         $ 7.57          1.33%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.20         $ 6.66          1.33%
CLASS C
   Actual                                       $1,000.00       $1,291.60         $11.82          2.08%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.48         $10.39          2.08%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,297.60         $ 6.55          1.15%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.09         $ 5.76          1.15%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,299.10         $ 5.30          0.93%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.18         $ 4.66          0.93%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,295.80         $ 7.86          1.38%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.95         $ 6.90          1.38%

             Wells Fargo Advantage Small and Mid Cap Stock Funds 19


Fund Expenses

                                                Beginning         Ending         Expenses
                                              Account Value   Account Value    Paid During      Net Annual
ENTERPRISE FUND                                 11-01-2009      4-30-2010     the Period(1)    Expense Ratio
---------------                               -------------   -------------   -------------   --------------
CLASS A
   Actual                                       $1,000.00       $1,241.30         $ 7.50          1.35%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.10         $ 6.76          1.35%
CLASS C
   Actual                                       $1,000.00       $1,236.70         $11.65          2.10%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.38         $10.49          2.10%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,243.10         $ 6.40          1.15%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.09         $ 5.76          1.15%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,244.10         $ 5.01          0.90%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.33         $ 4.51          0.90%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,241.00         $ 8.06          1.45%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.60         $ 7.25          1.45%
INTRINSIC SMALL CAP VALUE FUND
CLASS A
   Actual                                       $1,000.00       $1,271.70         $ 8.17          1.45%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.60         $ 7.25          1.45%
CLASS C
   Actual                                       $1,000.00       $1,267.00         $12.37          2.20%
   Hypothetical (5% return before expenses)     $1,000.00       $1,013.88         $10.99          2.20%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,272.90         $ 6.76          1.20%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.84         $ 6.01          1.20%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,274.30         $ 5.64          1.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.84         $ 5.01          1.00%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,271.20         $ 8.39          1.49%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.41         $ 7.45          1.49%
MID CAP DISCIPLINED FUND
CLASS A
   Actual                                       $1,000.00       $1,239.40         $ 6.94          1.25%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.60         $ 6.26          1.25%
CLASS C
   Actual                                       $1,000.00       $1,234.90         $11.08          2.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.88         $ 9.99          2.00%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,239.90         $ 6.39          1.15%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.09         $ 5.76          1.15%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,241.60         $ 5.00          0.90%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.33         $ 4.51          0.90%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,239.10         $ 7.27          1.31%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.30         $ 6.56          1.31%

             20 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                                   Fund Expenses

                                                Beginning         Ending         Expenses
                                              Account Value   Account Value    Paid During      Net Annual
OPPORTUNITY FUND                                11-01-2009      4-30-2010     the Period(1)   Expense Ratio
----------------                              -------------   -------------   -------------   -------------

CLASS A
   Actual                                       $1,000.00       $1,208.10         $ 7.06          1.29%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.40         $ 6.46          1.29%
CLASS C
   Actual                                       $1,000.00       $1,203.80         $11.15          2.04%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.68         $10.19          2.04%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,210.20         $ 5.70          1.04%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.64         $ 5.21          1.04%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,208.00         $ 7.39          1.35%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.10         $ 6.76          1.35%
SMALL/MID CAP VALUE FUND
CLASS A
   Actual                                       $1,000.00       $1,251.90         $ 7.82          1.40%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.85         $ 7.00          1.40%
CLASS C
   Actual                                       $1,000.00       $1,247.30         $11.98          2.15%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.13         $10.74          2.15%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,252.60         $ 6.42          1.15%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.09         $ 5.76          1.15%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,254.30         $ 5.31          0.95%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.08         $ 4.76          0.95%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,251.30         $ 8.32          1.49%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.41         $ 7.45          1.49%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

             Wells Fargo Advantage Small and Mid Cap Stock Funds 21


Portfolio of Investments--April 30, 2010 (Unaudited)

DISCOVERY FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
COMMON STOCKS: 96.32%
APPAREL & ACCESSORY STORES: 4.33%
     140,200   GUESS? INCORPORATED                                                                              $      6,430,974
     108,300   J.CREW GROUP INCORPORATED+                                                                              5,032,701
     229,000   URBAN OUTFITTERS INCORPORATED+                                                                          8,589,790
                                                                                                                      20,053,465
                                                                                                                ----------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.95%
     292,425   PENSKE AUTO GROUP INCORPORATED+<<                                                                       4,380,527
                                                                                                                ----------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 2.15%
     226,700   DOLLAR THRIFTY AUTOMOTIVE GROUP INCORPORATED                                                            9,972,533
                                                                                                                ----------------
BIOPHARMACEUTICALS: 2.54%
     150,900   ALEXION PHARMACEUTICALS INCORPORATED+                                                                   8,281,392
     107,400   PHARMASSET INCORPORATED+                                                                                3,479,760
                                                                                                                      11,761,152
                                                                                                                ----------------
BUSINESS SERVICES: 7.44%
     128,900   ALLIANCE DATA SYSTEMS CORPORATION+<<                                                                    9,675,234
     143,900   ANSYS INCORPORATED+                                                                                     6,475,500
      72,800   F5 NETWORKS INCORPORATED+                                                                               4,981,704
     266,400   GARTNER INCORPORATED+                                                                                   6,414,912
     674,762   SAPIENT CORPORATION                                                                                     6,902,815
                                                                                                                      34,450,165
                                                                                                                ----------------
CHEMICALS & ALLIED PRODUCTS: 0.22%
      33,037   VALSPAR CORPORATION                                                                                     1,034,719
                                                                                                                ----------------
COMMUNICATIONS: 10.03%
     286,936   ASIAINFO HOLDINGS INCORPORATED+                                                                         8,151,852
     118,283   EQUINIX INCORPORATED+<<                                                                                11,905,184
     167,681   GEOEYE INCORPORATED+                                                                                    4,778,909
     381,800   SBA COMMUNICATIONS CORPORATION CLASS A+                                                                13,504,266
     178,600   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                               8,097,724
                                                                                                                      46,437,935
                                                                                                                ----------------
COMMUNICATIONS EQUIPMENT: 2.55%
     220,000   COMMSCOPE INCORPORATED+                                                                                 7,167,600
     325,723   DYNAVOX INCORPORATED+                                                                                   4,625,267
                                                                                                                      11,792,867
                                                                                                                ----------------
DEPOSITORY INSTITUTIONS: 3.91%
     317,400   FIFTH THIRD BANCORP                                                                                     4,732,434
     218,400   HOME BANCSHARES INCORPORATED                                                                            6,141,408
     193,400   WINTRUST FINANCIAL CORPORATION                                                                          7,213,820
                                                                                                                      18,087,662
                                                                                                                ----------------
E-COMMERCE/SERVICES: 2.06%
      36,400   PRICELINE.COM INCORPORATED+                                                                             9,538,620
                                                                                                                ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 3.73%
     366,800   NETLOGIC MICROSYSTEMS INCORPORATED+<<                                                                  11,433,156
     659,300   PMC-SIERRA INCORPORATED+                                                                                5,834,805
                                                                                                                      17,267,961
                                                                                                                ----------------

             22 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

DISCOVERY FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.30%
     356,100   GENPACT LIMITED+<<                                                                               $      6,010,968
                                                                                                                ----------------
FOOD & KINDRED PRODUCTS: 1.02%
     136,400   CENTRAL EUROPEAN DISTRIBUTION CORPORATION+<<                                                            4,726,260
                                                                                                                ----------------
GENERAL MERCHANDISE STORES: 2.49%
     145,600   BIG LOTS INCORPORATED+                                                                                  5,561,920
     155,600   BJ'S WHOLESALE CLUB INCORPORATED+                                                                       5,956,368
                                                                                                                      11,518,288
                                                                                                                ----------------
HEALTH SERVICES: 8.28%
     186,300   AMERISOURCEBERGEN CORPORATION                                                                           5,747,355
      69,900   DAVITA INCORPORATED+                                                                                    4,363,857
     157,258   EMERGENCY MEDICAL SERVICES CORPORATION+                                                                 8,315,803
     199,200   LHC GROUP INCORPORATED+                                                                                 6,792,720
     137,500   LINCARE HOLDINGS INCORPORATED+<<                                                                        6,419,875
     321,752   ODYSSEY HEALTHCARE INCORPORATED+                                                                        6,702,094
                                                                                                                      38,341,704
                                                                                                                ----------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS: 1.47%
     359,350   ORION MARINE GROUP INCORPORATED+                                                                        6,813,276
                                                                                                                ----------------
HOLDING & OTHER INVESTMENT OFFICES: 1.16%
     199,200   ASPEN INSURANCE HOLDINGS LIMITED                                                                        5,374,416
                                                                                                                ----------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 1.28%
     207,155   HHGREGG INCORPORATED+                                                                                   5,930,848
                                                                                                                ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 5.73%
     438,920   ISILON SYSTEMS INCORPORATED+                                                                            5,697,182
      94,300   JOY GLOBAL INCORPORATED                                                                                 5,357,183
     214,100   KENNAMETAL INCORPORATED                                                                                 7,035,326
     341,323   NETEZZA CORPORATION+                                                                                    4,672,712
      54,400   PARKER HANNIFIN CORPORATION                                                                             3,763,392
                                                                                                                      26,525,795
                                                                                                                ----------------
INSURANCE CARRIERS: 0.64%
      81,028   ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                    2,985,882
                                                                                                                ----------------
LEATHER & LEATHER PRODUCTS: 0.98%
     135,846   GENESCO INCORPORATED+                                                                                   4,522,313
                                                                                                                ----------------
LEISURE, SPORTING & RECREATION: 1.34%
     213,400   DICK'S SPORTING GOODS INCORPORATED+                                                                     6,212,074
                                                                                                                ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 0.84%
     255,800   BRUKER BIOSCIENCES CORPORATION+                                                                         3,911,182
                                                                                                                ----------------
MISCELLANEOUS RETAIL: 1.25%
     131,200   JO ANN STORES INCORPORATED+                                                                             5,788,544
                                                                                                                ----------------
MOTION PICTURES: 0.84%
      97,902   DREAMWORKS ANIMATION SKG INCORPORATED+                                                                  3,885,730
                                                                                                                ----------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 2.11%
     151,896   J.B. HUNT TRANSPORT SERVICES INCORPORATED                                                               5,598,887
     185,700   WERNER ENTERPRISES INCORPORATED<<                                                                       4,163,394
                                                                                                                       9,762,281
                                                                                                                ----------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 23


Portfolio of Investments--April 30, 2010 (Unaudited)

DISCOVERY FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
OIL & GAS EXTRACTION: 8.32%
     124,100   ATWOOD OCEANICS INCORPORATED+                                                                    $      4,518,481
     236,800   CONCHO RESOURCES INCORPORATED+                                                                         13,454,976
     190,500   PETROHAWK ENERGY CORPORATION+                                                                           4,112,895
     158,500   PIONEER NATURAL RESOURCES COMPANY                                                                      10,164,605
     172,859   SWIFT ENERGY COMPANY+                                                                                   6,254,039
                                                                                                                      38,504,996
                                                                                                                ----------------
RETAIL FOOD: 1.46%
      87,000   PANERA BREAD COMPANY+                                                                                   6,780,780
                                                                                                                ----------------
SATELLITE: 1.16%
     663,850   IRADIUM COMMUNICATIONS INCORPORATED+<<                                                                  5,350,631
                                                                                                                ----------------
SEMICONDUCTORS: 0.85%
     418,500   MICRON TECHNOLOGY INCORPORATED+<<                                                                       3,912,975
                                                                                                                ----------------
SOFTWARE: 3.94%
     153,346   LONGTOP FINANCIAL TECHNOLOGIES LIMITED ADR+                                                             5,276,636
     260,500   RED HAT INCORPORATED+                                                                                   7,781,135
     247,450   SUCCESSFACTORS INCORPORATED+                                                                            5,179,129
                                                                                                                      18,236,900
                                                                                                                ----------------
TELEPHONE SERVICES: 1.05%
     275,600   VIRGIN MEDIA INCORPORATED<<                                                                             4,847,804
                                                                                                                ----------------
TRANSPORTATION BY AIR: 3.71%
     108,400   ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                                              5,991,268
     268,800   DELTA AIR LINES INCORPORATED+                                                                           3,247,104
     369,000   UAL CORPORATION+<<                                                                                      7,963,020
                                                                                                                      17,201,392
                                                                                                                ----------------
TRANSPORTATION EQUIPMENT: 3.26%
     536,959   AMERICAN AXLE & MANUFACTURING HOLDINGS+                                                                 5,777,679
     288,550   TRW AUTOMOTIVE HOLDINGS CORPORATION+                                                                    9,294,196
                                                                                                                      15,071,875
                                                                                                                ----------------
WHOLESALE TRADE-DURABLE GOODS: 1.93%
     206,200   BORGWARNER INCORPORATED                                                                                 8,936,704
                                                                                                                ----------------
TOTAL COMMON STOCKS (COST $341,063,459)                                                                              445,931,224
                                                                                                                ----------------

  PRINCIPAL                                                                     INTEREST RATE   MATURITY DATE
------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 17.10%
CORPORATE BONDS AND NOTES: 0.51%
$  2,119,973   GRYPHON FUNDING LIMITED(v)(a)(i)                                          0.00%     08/05/2010            856,045
   2,775,610   VFNC CORPORATION(v)(a)(i)+++/-                                            0.28      09/30/2010          1,526,586
                                                                                                                       2,382,631
                                                                                                                ----------------

             24 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

DISCOVERY FUND

   SHARES      SECURITY NAME                                                        YIELD                             VALUE
------------   --------------------------------------------------------------   -------------                   ----------------
INVESTMENT COMPANIES: 16.59%
  16,204,145   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                           0.12%                  $     16,204,145
  60,609,025   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(l)(u)(v)              0.23                         60,609,025
                                                                                                                      76,813,170
                                                                                                                ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $78,655,077)                                                                       79,195,801
                                                                                                                ----------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $419,718,536)*                                                113.42%                                       525,127,025
OTHER ASSETS AND LIABILITIES, NET                                      (13.42)                                       (62,117,395)
                                                                       ------                                   ----------------
TOTAL NET ASSETS                                                       100.00%                                  $    463,009,630
                                                                       ------                                   ----------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

(v) Security represents investment of cash collateral received from securities on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $423,172,556 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $108,992,700
Gross unrealized depreciation     (7,038,231)
                                ------------
Net unrealized appreciation     $101,954,469

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 25


Portfolio of Investments--April 30, 2010 (Unaudited)

ENTERPRISE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
COMMON STOCKS: 100.58%
APPAREL & ACCESSORY STORES: 5.96%
     124,500   COACH INCORPORATED                                                                               $      5,197,875
      87,800   GUESS? INCORPORATED                                                                                     4,027,386
      67,800   J.CREW GROUP INCORPORATED+                                                                              3,150,666
     111,900   URBAN OUTFITTERS INCORPORATED+                                                                          4,197,369
                                                                                                                      16,573,296
                                                                                                                ----------------
BIOPHARMACEUTICALS: 1.81%
      91,500   ALEXION PHARMACEUTICALS INCORPORATED+                                                                   5,021,520
                                                                                                                ----------------
BUSINESS SERVICES: 7.22%
      78,000   ALLIANCE DATA SYSTEMS CORPORATION+                                                                      5,854,680
      89,700   ANSYS INCORPORATED+                                                                                     4,036,500
     109,000   AUTODESK INCORPORATED+                                                                                  3,707,090
      52,800   F5 NETWORKS INCORPORATED+                                                                               3,613,104
     279,500   SAPIENT CORPORATION                                                                                     2,859,285
                                                                                                                      20,070,659
                                                                                                                ----------------
CHEMICALS & ALLIED PRODUCTS: 1.84%
      91,900   ECOLAB INCORPORATED                                                                                     4,488,396
      20,154   VALSPAR CORPORATION                                                                                       631,223
                                                                                                                       5,119,619
                                                                                                                ----------------
COMMUNICATIONS: 7.56%
     156,500   ASIAINFO HOLDINGS INCORPORATED+                                                                         4,446,165
      72,064   EQUINIX INCORPORATED+<<                                                                                 7,253,242
     119,500   SBA COMMUNICATIONS CORPORATION CLASS A+                                                                 4,226,715
     112,500   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                               5,100,750
                                                                                                                      21,026,872
                                                                                                                ----------------
COMMUNICATIONS EQUIPMENT: 1.58%
     134,400   COMMSCOPE INCORPORATED+                                                                                 4,378,752
                                                                                                                ----------------
COMPUTER TECHNOLOGIES: 1.32%
     199,200   SEAGATE TECHNOLOGY                                                                                      3,659,304
                                                                                                                ----------------
COSMETICS, PERSONAL CARE: 1.72%
      72,628   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                             4,787,638
                                                                                                                ----------------
DATA SERVICES: 2.11%
     169,545   NETAPP INCORPORATED+                                                                                    5,878,125
                                                                                                                ----------------
DEPOSITORY INSTITUTIONS: 1.12%
     209,300   FIFTH THIRD BANCORP                                                                                     3,120,663
                                                                                                                ----------------
E-COMMERCE/SERVICES: 2.15%
      22,800   PRICELINE.COM INCORPORATED+                                                                             5,974,740
                                                                                                                ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 2.97%
      46,900   CREE INCORPORATED+                                                                                      3,454,312
     154,500   NETLOGIC MICROSYSTEMS INCORPORATED+<<                                                                   4,815,765
                                                                                                                       8,270,077
                                                                                                                ----------------
GENERAL MERCHANDISE STORES: 6.41%
      89,900   BIG LOTS INCORPORATED+                                                                                  3,434,180
      88,800   BJ'S WHOLESALE CLUB INCORPORATED+                                                                       3,399,264

             26 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)
ENTERPRISE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
GENERAL MERCHANDISE STORES (continued)
      62,500   KOHL'S CORPORATION+                                                                              $      3,436,875
     163,000   TJX COMPANIES INCORPORATED                                                                              7,553,420
                                                                                                                      17,823,739
                                                                                                                ----------------
HEALTH SERVICES: 8.68%
     116,800   AMERISOURCEBERGEN CORPORATION                                                                           3,603,280
      59,500   DAVITA INCORPORATED+                                                                                    3,714,585
      76,156   EMERGENCY MEDICAL SERVICES CORPORATION+                                                                 4,027,129
      49,400   EXPRESS SCRIPTS INCORPORATED+                                                                           4,946,422
      85,600   LINCARE HOLDINGS INCORPORATED+<<                                                                        3,996,664
      59,500   MCKESSON CORPORATION                                                                                    3,856,195
                                                                                                                      24,144,275
                                                                                                                ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 4.82%
      64,700   JOY GLOBAL INCORPORATED                                                                                 3,675,607
     115,751   KENNAMETAL INCORPORATED                                                                                 3,803,578
      85,700   PARKER HANNIFIN CORPORATION                                                                             5,928,726
                                                                                                                      13,407,911
                                                                                                                ----------------
LEISURE, SPORTING & RECREATION: 0.99%
      94,500   DICK'S SPORTING GOODS INCORPORATED+                                                                     2,750,895
                                                                                                                ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 3.46%
     164,100   AGILENT TECHNOLOGIES INCORPORATED+                                                                      5,950,266
      60,400   ROCKWELL AUTOMATION INCORPORATED                                                                        3,667,488
                                                                                                                       9,617,754
                                                                                                                ----------------
MOTION PICTURES: 0.88%
      61,654   DREAMWORKS ANIMATION SKG INCORPORATED+                                                                  2,447,047
                                                                                                                ----------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 2.23%
      97,108   J.B. HUNT TRANSPORT SERVICES INCORPORATED                                                               3,579,401
     117,000   WERNER ENTERPRISES INCORPORATED                                                                         2,623,140
                                                                                                                       6,202,541
                                                                                                                ----------------
OIL & GAS EXTRACTION: 8.65%
     108,200   CONCHO RESOURCES INCORPORATED+                                                                          6,147,924
      64,600   NEWFIELD EXPLORATION COMPANY+                                                                           3,759,074
     160,400   PETROHAWK ENERGY CORPORATION+                                                                           3,463,036
      85,900   PIONEER NATURAL RESOURCES COMPANY                                                                       5,508,767
     142,717   SWIFT ENERGY COMPANY+                                                                                   5,163,501
                                                                                                                      24,042,302
                                                                                                                ----------------
PRIMARY METAL INDUSTRIES: 2.06%
      44,700   PRECISION CASTPARTS CORPORATION                                                                         5,736,798
                                                                                                                ----------------
RENTAL AUTO/EQUIPMENT: 1.36%
     250,366   AVIS BUDGET GROUP INCORPORATED+                                                                         3,785,534
                                                                                                                ----------------
RETAIL FOOD: 1.42%
      50,600   PANERA BREAD COMPANY+                                                                                   3,943,764
                                                                                                                ----------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 3.99%
     198,400   INVESCO LIMITED                                                                                         4,561,216
     113,600   T. ROWE PRICE GROUP INCORPORATED                                                                        6,533,136
                                                                                                                      11,094,352
                                                                                                                ----------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 27


Portfolio of Investments--April 30, 2010 (Unaudited)

ENTERPRISE FUND

   SHARE       SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
SEMICONDUCTORS: 5.87%
      20,325   AIXTRON AG<<                                                                                     $        638,612
     100,951   BROADCOM CORPORATION CLASS A                                                                            3,481,800
     293,100   MARVELL TECHNOLOGY GROUP LIMITED+                                                                       6,052,515
     251,600   MICRON TECHNOLOGY INCORPORATED+                                                                         2,352,460
     240,993   NVIDIA CORPORATION+                                                                                     3,788,410
                                                                                                                      16,313,797
                                                                                                                ----------------
SOFTWARE: 3.20%
     108,900   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                     5,573,502
      38,800   SALESFORCE.COM INCORPORATED+                                                                            3,321,280
                                                                                                                       8,894,782
                                                                                                                ----------------
TELECOMMUNICATIONS: 1.87%
     127,364   AMERICAN TOWER CORPORATION CLASS A+                                                                     5,197,725
                                                                                                                ----------------
TRANSPORTATION BY AIR: 3.26%
      66,600   ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                                              3,680,982
     445,400   DELTA AIR LINES INCORPORATED+                                                                           5,380,432
                                                                                                                       9,061,414
                                                                                                                ----------------
TRANSPORTATION EQUIPMENT: 2.14%
     184,300   TRW AUTOMOTIVE HOLDINGS CORPORATION+                                                                    5,936,303
                                                                                                                ----------------
WHOLESALE TRADE-DURABLE GOODS: 1.93%
     123,700   BORGWARNER INCORPORATED                                                                                 5,361,157
                                                                                                                ----------------
TOTAL COMMON STOCKS (COST $232,011,285)                                                                              279,643,355
                                                                                                                ----------------

  PRINCIPAL                                                                     INTEREST RATE   MATURITY DATE
------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 10.60%
CORPORATE BONDS AND NOTES: 0.84%
$  2,084,382   GRYPHON FUNDING LIMITED(v)(a)(i)                                          0.00%     08/05/2010            841,673
   2,729,012   VFNC CORPORATION(v)(a)(i)++ +/-                                           0.28      09/30/2010          1,500,956
                                                                                                                       2,342,629
                                                                                                                ----------------

   SHARES                                                                           YIELD
------------                                                                    -------------
INVESTMENT COMPANIES: 9.76%
   2,257,481   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                           0.12                          2,257,481
  24,872,500   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(l)(u)(v)              0.23                         24,872,500
                                                                                                                      27,129,981
                                                                                                                ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $28,940,964)                                                                       29,472,610
                                                                                                                ----------------

TOTAL INVESTMENTS IN SECURITIES
   (COST $260,952,249)*                                                111.18%                                       309,115,965
OTHER ASSETS AND LIABILITIES, NET                                      (11.18)                                       (31,073,638)
                                                                       ------                                   ----------------
TOTAL NET ASSETS                                                       100.00%                                  $    278,042,327
                                                                       ======                                   ================

             28 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

ENTERPRISE FUND

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

(v) Security represents investment of cash collateral received from securities on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $261,944,453 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $50,624,160
Gross unrealized depreciation    (3,452,648)
                                -----------
Net unrealized appreciation     $47,171,512

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 29


Portfolio of Investments--April 30, 2010 (Unaudited)

INTRINSIC SMALL CAP VALUE FUND

   SHARES      SECURITY NAME                                                                                         VALUE
------------   --------------------------------------------------------------                                   ----------------
COMMON STOCKS: 95.69%
AMUSEMENT & RECREATION SERVICES: 0.47%
      44,800   INTERNATIONAL SPEEDWAY CORPORATION CLASS A                                                       $      1,369,088
                                                                                                                ----------------
APPAREL & ACCESSORY STORES: 1.77%
     233,100   KENNETH COLE PRODUCTIONS INCORPORATED CLASS A                                                           2,904,426
     254,266   LIZ CLAIBORNE INCORPORATED+<<                                                                           2,222,285
                                                                                                                       5,126,711
                                                                                                                ----------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.35%
      88,219   MIDAS INCORPORATED+                                                                                     1,015,401
                                                                                                                ----------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.41%
      31,400   AVATAR HOLDINGS INCORPORATED+                                                                             748,576
     137,300   TUTOR PRINI CORPORATION+                                                                                3,332,271
                                                                                                                       4,080,847
                                                                                                                ----------------
BUSINESS SERVICES: 4.83%
      47,300   ADMINISTAFF INCORPORATED                                                                                1,047,222
     771,288   ASSET ACCEPTANCE CAPITAL CORPORATION+<<                                                                 5,676,680
     376,300   CONVERGYS CORPORATION+                                                                                  4,756,432
     120,000   FAIR ISAAC CORPORATION                                                                                  2,527,200
                                                                                                                      14,007,534
                                                                                                                ----------------
CHEMICALS & ALLIED PRODUCTS: 3.25%
     429,800   FERRO CORPORATION                                                                                       4,693,416
     226,151   OLIN CORPORATION                                                                                        4,749,171
                                                                                                                       9,442,587
                                                                                                                ----------------
DEPOSITORY INSTITUTIONS: 10.55%
     186,533   ASSOCIATED BANC-CORP                                                                                    2,710,324
     163,700   BROOKLINE BANCORP INCORPORATED                                                                          1,799,063
      16,750   CATHAY GENERAL BANCORPORATION                                                                             207,198
     125,200   FIRST BUSEY CORPORATION<<                                                                                 632,260
     130,300   FIRST MIDWEST BANCORP INCORPORATED                                                                      1,980,560
     330,500   GLACIER BANCORP INCORPORATED                                                                            6,110,945
      50,300   HANCOCK HOLDING COMPANY                                                                                 2,056,264
      27,400   IBERIABANK CORPORATION                                                                                  1,688,936
     178,400   NEW YORK COMMUNITY BANCORP INCORPORATED<<                                                               2,938,248
     214,000   NEWALLIANCE BANCSHARES INCORPORATED                                                                     2,788,420
     229,750   SYNOVUS FINANCIAL CORPORATION                                                                             691,548
     102,600   UMB FINANCIAL CORPORATION                                                                               4,321,512
     129,550   WASHINGTON FEDERAL INCORPORATED                                                                         2,664,844
                                                                                                                      30,590,122
                                                                                                                ----------------
EATING & DRINKING PLACES: 0.85%
     463,700   WENDY'S ARBY'S GROUP INCORPORATED                                                                       2,462,247
                                                                                                                ----------------
ELECTRIC, GAS & SANITARY SERVICES: 7.65%
     135,737   ALLETE INCORPORATED                                                                                     4,950,328
     146,600   CLEAN HARBORS INCORPORATED+                                                                             9,298,838
     278,533   EL PASO ELECTRIC COMPANY+                                                                               5,918,826
      33,400   NICOR INCORPORATED                                                                                      1,453,234
      16,100   WGL HOLDINGS INCORPORATED                                                                                 575,414
                                                                                                                      22,196,640
                                                                                                                ----------------

             30 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

INTRINSIC SMALL CAP VALUE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 11.53%
     236,100   ADAPTEC INCORPORATED+                                                                            $        729,549
     523,034   ATMI INCORPORATED+                                                                                      9,482,606
     250,100   GRAFTECH INTERNATIONAL LIMITED+                                                                         4,216,686
     103,200   IMATION CORPORATION+                                                                                    1,118,688
      96,200   INTERSIL CORPORATION CLASS A                                                                            1,431,456
     152,100   MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                  2,953,782
     423,000   MOLEX INCORPORATED CLASS A                                                                              8,037,000
      63,500   SPECTRUM BRANDS INCORPORATED+                                                                           1,880,870
     662,974   TECHNITROL INCORPORATED                                                                                 3,580,060
                                                                                                                      33,430,697
                                                                                                                ----------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 2.53%
     315,876   CRA INTERNATIONAL INCORPORATED+                                                                         7,337,799
                                                                                                                ----------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.11%
     169,900   QUANEX BUILDING PRODUCTS CORPORATION                                                                    3,228,100
                                                                                                                ----------------
FOOD & KINDRED PRODUCTS: 0.61%
      45,100   AMERICAN ITALIAN PASTA COMPANY CLASS A+                                                                 1,769,273
                                                                                                                ----------------
FOOD STORES: 2.13%
     489,000   WINN-DIXIE STORES INCORPORATED+                                                                         6,166,290
                                                                                                                ----------------
FURNITURE & FIXTURES: 0.43%
     149,500   FURNITURE BRANDS INTERNATIONAL INCORPORATED+                                                            1,237,860
                                                                                                                ----------------
HEALTH SERVICES: 2.06%
   2,177,700   HOOPER HOLMES INCORPORATED+                                                                             1,981,707
     116,880   LHC GROUP INCORPORATED+                                                                                 3,985,608
                                                                                                                       5,967,315
                                                                                                                ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 8.27%
     132,700   ACTUANT CORPORATION CLASS A                                                                             3,042,811
     121,000   ALTRA HOLDINGS INCORPORATED+                                                                            1,834,360
     594,000   INTERMEC INCORPORATED+                                                                                  6,813,180
      12,681   KADANT INCORPORATED+                                                                                      253,747
     124,600   KENNAMETAL INCORPORATED                                                                                 4,094,356
     231,070   MODINE MANUFACTURING COMPANY+                                                                           3,237,291
   1,619,900   QUANTUM CORPORATION+                                                                                    4,697,710
                                                                                                                      23,973,455
                                                                                                                ----------------
INSURANCE CARRIERS: 3.12%
     270,381   BROWN & BROWN INCORPORATED                                                                              5,445,473
     316,787   STEWART INFORMATION SERVICES CORPORATION                                                                3,605,036
                                                                                                                       9,050,509
                                                                                                                ----------------
LEGAL SERVICES: 1.14%
      67,500   RAYONIER INCORPORATED                                                                                   3,306,150
                                                                                                                ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 7.26%
     269,600   HERLEY INDUSTRIES INCORPORATED+                                                                         3,949,640
     349,900   NEWPORT CORPORATION+                                                                                    4,139,317
     135,500   PERKINELMER INCORPORATED                                                                                3,394,275
      93,900   WATERS CORPORATION+                                                                                     6,759,861
      92,300   ZOLL MEDICAL CORPORATION+                                                                               2,819,765
                                                                                                                      21,062,858
                                                                                                                ----------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 31


Portfolio of Investments--April 30, 2010 (Unaudited)

INTRINSIC SMALL CAP VALUE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
METAL MINING: 0.92%
   1,419,200   GREAT BASIN GOLD LIMITED+                                                                        $      2,682,288
                                                                                                                ----------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 2.38%
      21,421   ACCO BRANDS CORPORATION+                                                                                  195,574
      87,022   BLYTH INCORPORATED                                                                                      5,015,948
     247,525   LEAPFROG ENTERPRISES INCORPORATED+                                                                      1,693,071
                                                                                                                       6,904,593
                                                                                                                ----------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 1.16%
     110,800   ARKANSAS BEST CORPORATION                                                                               3,374,968
                                                                                                                ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 2.97%
   1,443,300   CAPITALSOURCE INCORPORATED                                                                              8,616,501
                                                                                                                ----------------
NURSING HOME: 0.17%
      14,278   ASSISTED LIVING CONCEPTS INCORPORATED+                                                                    501,158
                                                                                                                ----------------
OFFICE SUPPLIES: 1.97%
     833,200   OFFICE DEPOT INCORPORATED+                                                                              5,715,752
                                                                                                                ----------------
OIL & GAS EXPLORATION: 0.23%
     168,900   CRIMSON EXPLORATION INCORPORATED+                                                                         675,600
                                                                                                                ----------------
OIL & GAS EXTRACTION: 1.45%
     121,200   COMPLETE PRODUCTION SERVICES INCORPORATED+                                                              1,828,908
     145,300   STONE ENERGY CORPORATION+                                                                               2,368,390
                                                                                                                       4,197,298
                                                                                                                ----------------
OIL & GAS-EQUIPMENT & SERVICES: 0.55%
     244,300   CAL DIVE INTERNATIONAL INCORPORATED+                                                                    1,602,608
                                                                                                                ----------------
PAPER & ALLIED PRODUCTS: 1.94%
      88,400   CLEARWATER PAPER CORPORATION+                                                                           5,629,312
                                                                                                                ----------------
PERSONAL SERVICES: 0.61%
      92,300   REGIS CORPORATION                                                                                       1,764,776
                                                                                                                ----------------
PETROLEUM REFINING & RELATED INDUSTRIES: 1.08%
      88,700   WD-40 COMPANY                                                                                           3,124,901
                                                                                                                ----------------
PHARMACEUTICALS: 0.60%
      90,100   PHARMERICA CORPORATION+                                                                                 1,738,930
                                                                                                                ----------------
PRIMARY METAL INDUSTRIES: 0.64%
      62,800   MUELLER INDUSTRIES INCORPORATED                                                                         1,862,020
                                                                                                                ----------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 5.68%
     283,284   EXTERRAN HOLDINGS INCORPORATED+<<                                                                       8,257,729
     247,100   FORESTAR REAL ESTATE GROUP INCORPORATED+                                                                5,569,634
     225,000   HILLTOP HOLDINGS INCORPORATED+<<                                                                        2,639,250
                                                                                                                      16,466,613
                                                                                                                ----------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.62%
      84,000   SEALED AIR CORPORATION                                                                                  1,806,000
                                                                                                                ----------------

             32 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

INTRINSIC SMALL CAP VALUE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.08%
      99,500   ALLIANCE BERNSTEIN HOLDING LP                                                                    $      3,123,305
                                                                                                                ----------------
SOFTWARE: 0.25%
      37,500   ELECTRONIC ARTS INCORPORATED+                                                                             726,375
                                                                                                                ----------------
WATER TRANSPORTATION: 0.07%
      38,400   HORIZON LINES INCORPORATED                                                                                210,046
                                                                                                                ----------------
TOTAL COMMON STOCKS (COST $261,762,384)                                                                              277,544,527
                                                                                                                ----------------

  PRINCIPAL                                                                     INTEREST RATE   MATURITY DATE
------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 8.53%
CORPORATE BONDS AND NOTES: 0.39%
$  1,006,121   GRYPHON FUNDING LIMITED(v)(a)(i)                                          0.00%     08/05/2010            406,272
   1,317,281   VFNC CORPORATION(v)(a)(i)+++/-                                            0.28      09/30/2010            724,504
                                                                                                                       1,130,776
                                                                                                                ----------------

   SHARES                                                                           YIELD
------------                                                                    -------------
INVESTMENT COMPANIES: 8.14%
  11,287,606   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                           0.12                         11,287,606
  12,318,200   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(l)(u)(v)              0.23                         12,318,200
                                                                                                                      23,605,806
                                                                                                                ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $24,479,959)                                                                       24,736,582
                                                                                                                ----------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $286,242,343)*                                                104.22%                                       302,281,109
OTHER ASSETS AND LIABILITIES, NET                                       (4.22)                                       (12,252,110)
                                                                       ------                                   ----------------
TOTAL NET ASSETS                                                       100.00%                                  $    290,028,999
                                                                       ======                                   ================

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

(v) Security represents investment of cash collateral received from securities on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $287,424,705 and net realized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 51,538,566
Gross unrealized depreciation    (36,682,162)
                                ------------
Net unrealized appreciation     $ 14,856,404

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 33


Portfolio of Investments--April 30, 2010 (Unaudited)

MID CAP DISCIPLINED FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
COMMON STOCKS: 96.79%
AMUSEMENT & RECREATION SERVICES: 0.31%
      67,300   INTERNATIONAL SPEEDWAY CORPORATION CLASS A                                                       $      2,056,688
                                                                                                                ----------------
APPAREL & ACCESSORY STORES: 0.94%
     376,500   AMERICAN EAGLE OUTFITTERS INCORPORATED                                                                  6,328,965
                                                                                                                ----------------
BIOPHARMACEUTICALS: 1.95%
     120,800   CEPHALON INCORPORATED+<<                                                                                7,755,360
      99,700   GENZYME CORPORATION+                                                                                    5,308,028
                                                                                                                      13,063,388
                                                                                                                ----------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.28%
      78,452   TUTOR PRINI CORPORATION+                                                                                1,904,030
                                                                                                                ----------------
BUSINESS SERVICES: 5.88%
     201,000   AVERY DENNISON CORPORATION                                                                              7,845,030
      44,100   DUN & BRADSTREET CORPORATION                                                                            3,394,377
     217,400   FIDELITY NATIONAL INFORMATION SERVICES INCORPORATED                                                     5,715,446
     150,500   GLOBAL PAYMENTS INCORPORATED                                                                            6,442,905
     367,500   NCR CORPORATION+                                                                                        4,836,300
     178,000   RENT-A-CENTER INCORPORATED+                                                                             4,595,960
     414,200   TOTAL SYSTEM SERVICES INCORPORATED                                                                      6,631,342
                                                                                                                      39,461,360
                                                                                                                ----------------
CHEMICALS & ALLIED PRODUCTS: 3.75%
      79,600   BIOVAIL CORPORATION<<                                                                                   1,353,200
     266,589   FMC CORPORATION                                                                                        16,965,724
     326,400   OLIN CORPORATION                                                                                        6,854,400
                                                                                                                      25,173,324
                                                                                                                ----------------
COMMUNICATIONS: 2.10%
     629,200   IAC INTERACTIVECORP+                                                                                   14,106,664
                                                                                                                ----------------
COMMUNICATIONS EQUIPMENT: 0.57%
     117,000   COMMSCOPE INCORPORATED+                                                                                 3,811,860
                                                                                                                ----------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 1.12%
     263,300   EMCOR GROUP INCORPORATED+                                                                               7,519,848
                                                                                                                ----------------
DEPOSITORY INSTITUTIONS: 8.07%
     278,342   ASSOCIATED BANC-CORP                                                                                    4,044,309
     131,775   COMMERCE BANCSHARES INCORPORATED                                                                        5,458,121
     850,300   CVB FINANCIAL CORPORATION<<                                                                             9,361,803
     232,000   HUDSON CITY BANCORP INCORPORATED                                                                        3,085,600
   1,194,200   KEYCORP<<                                                                                              10,771,684
     288,300   NEW YORK COMMUNITY BANCORP INCORPORATED<<                                                               4,748,301
     130,000   NORTHERN TRUST CORPORATION                                                                              7,147,400
     227,400   UMB FINANCIAL CORPORATION                                                                               9,578,088
                                                                                                                      54,195,306
                                                                                                                ----------------
EATING & DRINKING PLACES: 1.67%
   2,116,838   WENDY'S ARBY'S GROUP INCORPORATED<<                                                                    11,240,410
                                                                                                                ----------------
ELECTRIC, GAS & SANITARY SERVICES: 6.08%
     210,000   AMEREN CORPORATION                                                                                      5,451,600
     400,000   AQUA AMERICA INCORPORATED<<                                                                             7,332,000

             34 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

MID CAP DISCIPLINED FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
ELECTRIC, GAS & SANITARY SERVICES (continued)
      68,000   PROGRESS ENERGY INCORPORATED                                                                     $      2,714,560
     164,400   SEMPRA ENERGY                                                                                           8,085,192
     340,500   WASTE MANAGEMENT INCORPORATED                                                                          11,808,540
     250,000   XCEL ENERGY INCORPORATED                                                                                5,437,500
                                                                                                                      40,829,392
                                                                                                                ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 7.42%
     418,200   ATMI INCORPORATED+                                                                                      7,581,966
     723,200   COMVERSE TECHNOLOGY INCORPORATED+                                                                       6,638,976
     554,300   GRAFTECH INTERNATIONAL LIMITED+                                                                         9,345,498
     100,000   IMATION CORPORATION+                                                                                    1,084,000
     211,400   INTERSIL CORPORATION CLASS A                                                                            3,145,632
     895,200   MOLEX INCORPORATED CLASS A                                                                             17,008,800
     477,200   VISHAY INTERTECHNOLOGY INCORPORATED+                                                                    4,967,652
                                                                                                                      49,772,524
                                                                                                                ----------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.78%
      49,200   HEWITT ASSOCIATES INCORPORATED CLASS A+                                                                 2,016,708
     360,600   PHARMACEUTICAL PRODUCT DEVELOPMENT INCORPORATED                                                         9,916,500
                                                                                                                      11,933,208
                                                                                                                ----------------
FOOD & KINDRED PRODUCTS: 2.85%
     378,000   CONAGRA FOODS INCORPORATED                                                                              9,249,660
     473,800   SARA LEE CORPORATION                                                                                    6,737,436
     100,400   SYSCO CORPORATION                                                                                       3,166,616
                                                                                                                      19,153,712
                                                                                                                ----------------
FOOD STORES: 2.10%
     633,200   KROGER COMPANY                                                                                         14,076,036
                                                                                                                ----------------
FORESTRY: 2.69%
     364,600   WEYERHAEUSER COMPANY                                                                                   18,054,992
                                                                                                                ----------------
HEALTH CARE: 1.16%
     144,600   HOSPIRA INCORPORATED+                                                                                   7,778,034
                                                                                                                ----------------
HEALTH SERVICES: 1.11%
     217,998   LHC GROUP INCORPORATED+                                                                                 7,433,732
                                                                                                                ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 3.05%
     306,900   ACTUANT CORPORATION CLASS A                                                                             7,037,217
     792,400   INTERMEC INCORPORATED+                                                                                  9,088,828
     311,150   MODINE MANUFACTURING COMPANY+                                                                           4,359,212
                                                                                                                      20,485,257
                                                                                                                ----------------
INSURANCE CARRIERS: 7.34%
      92,000   ARCH CAPITAL GROUP LIMITED+                                                                             6,953,360
     200,250   ASSURED GUARANTY LIMITED                                                                                4,315,388
     598,600   BROWN & BROWN INCORPORATED                                                                             12,055,804
     529,100   FIDELITY NATIONAL TITLE GROUP INCORPORATED                                                              8,031,738
      80,700   MARSH & MCLENNAN COMPANIES INCORPORATED                                                                 1,954,554
     561,000   STEWART INFORMATION SERVICES CORPORATION<<                                                              6,384,180
     375,000   VALIDUS HOLDINGS LIMITED                                                                                9,588,750
                                                                                                                      49,283,774
                                                                                                                ----------------
METAL FABRICATE, HARDWARE: 1.08%
     120,612   SILGAN HOLDINGS INCORPORATED                                                                            7,276,522
                                                                                                                ----------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 35


Portfolio of Investments--April 30, 2010 (Unaudited)

MID CAP DISCIPLINED FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.63%
     281,900   TYCO INTERNATIONAL LIMITED                                                                       $     10,934,901
                                                                                                                ----------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 2.40%
     178,800   FEDEX CORPORATION                                                                                      16,093,788
                                                                                                                ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 4.39%
   2,857,991   CAPITALSOURCE INCORPORATED                                                                             17,062,206
     328,450   DISCOVER FINANCIAL SERVICES                                                                             5,077,837
     472,200   PEOPLE'S UNITED FINANCIAL INCORPORATED                                                                  7,333,266
                                                                                                                      29,473,309
                                                                                                                ----------------
OFFICE SUPPLIES: 1.83%
   1,786,800   OFFICE DEPOT INCORPORATED+                                                                             12,257,448
                                                                                                                ----------------
OIL & GAS EXTRACTION: 5.93%
     157,200   CIMAREX ENERGY COMPANY                                                                                 10,702,176
     123,300   COMSTOCK RESOURCES INCORPORATED+                                                                        3,952,998
     111,100   ENSCO INTERNATIONAL PLC ADR                                                                             5,241,698
     153,600   FOREST OIL CORPORATION+                                                                                 4,500,480
     558,900   NABORS INDUSTRIES LIMITED+                                                                             12,055,473
      37,000   WHITING PETROLEUM CORPORATION+                                                                          3,342,210
                                                                                                                      39,795,035
                                                                                                                ----------------
PAPER & ALLIED PRODUCTS: 2.64%
      95,700   CLEARWATER PAPER CORPORATION+                                                                           6,094,176
     434,900   INTERNATIONAL PAPER COMPANY                                                                            11,629,226
                                                                                                                      17,723,402
                                                                                                                ----------------
PERSONAL SERVICES: 1.43%
     205,000   REGIS CORPORATION<<                                                                                     3,919,600
     214,000   WEIGHT WATCHERS INTERNATIONAL INCORPORATED<<                                                            5,685,980
                                                                                                                       9,605,580
                                                                                                                ----------------
PHARMACEUTICALS: 0.61%
     149,500   FOREST LABORATORIES INCORPORATED+                                                                       4,075,370
                                                                                                                ----------------
PRIMARY METAL INDUSTRIES: 1.08%
     135,000   ALLEGHENY TECHNOLOGIES INCORPORATED                                                                     7,218,450
                                                                                                                ----------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.31%
       4,100   WASHINGTON POST COMPANY CLASS B                                                                         2,079,356
                                                                                                                ----------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 2.76%
     445,011   EXTERRAN HOLDINGS INCORPORATED+<<                                                                      12,972,071
     247,196   FORESTAR REAL ESTATE GROUP INCORPORATED+                                                                5,571,798
                                                                                                                      18,543,869
                                                                                                                ----------------
RETAIL-DRUG STORES: 2.10%
     400,000   WALGREEN COMPANY<<                                                                                     14,060,000
                                                                                                                ----------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.09%
     234,000   ALLIANCE BERNSTEIN HOLDING LP                                                                           7,345,260
                                                                                                                ----------------
SOFTWARE: 0.25%
      86,000   ELECTRONIC ARTS INCORPORATED+                                                                           1,665,820
                                                                                                                ----------------
TEXTILE MILL PRODUCTS: 1.06%
     111,400   MOHAWK INDUSTRIES INCORPORATED+                                                                         7,100,636
                                                                                                                ----------------

             36 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

MID CAP DISCIPLINED FUND

    SHARE      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
TRANSPORTATION EQUIPMENT: 1.61%
      41,093   HARSCO CORPORATION                                                                               $      1,272,239
     382,800   TRINITY INDUSTRIES INCORPORATED<<                                                                       9,527,892
                                                                                                                      10,800,131
                                                                                                                ----------------
WATER TRANSPORTATION: 0.51%
      81,600   KIRBY CORPORATION+                                                                                      3,433,728
                                                                                                                ----------------
WHOLESALE TRADE-DURABLE GOODS: 1.86%
     222,900   INGRAM MICRO INCORPORATED CLASS A+                                                                      4,047,864
      88,200   MARTIN MARIETTA MATERIALS INCORPORATED<<                                                                8,456,614
                                                                                                                      12,504,478
                                                                                                                ----------------
TOTAL COMMON STOCKS (COST $568,731,113)                                                                              649,649,587
                                                                                                                ----------------

  PRINCIPAL                                                                     INTEREST RATE   MATURITY DATE
------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 9.07%
CORPORATE BONDS AND NOTES: 0.32%
$  1,903,501   GRYPHON FUNDING LIMITED(v)(a)(i)                                          0.00%     08/05/2010            768,634
   2,492,190   VFNC CORPORATION(v)(a)(i)++ +/-                                           0.28      09/30/2010          1,370,704
                                                                                                                       2,139,338
                                                                                                                ----------------

   SHARES                                                                           YIELD
------------                                                                    -------------
INVESTMENT COMPANIES: 8.75%
   8,905,409   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                           0.12                          8,905,409
  49,828,455   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(l)(u)(v)              0.23                         49,828,455
                                                                                                                      58,733,864
                                                                                                                ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $60,387,692)                                                                       60,873,202
                                                                                                                ----------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $629,118,805)*                                                                105.86%                       710,522,789
OTHER ASSETS AND LIABILITIES, NET                                                       (5.86)                       (39,324,571)
                                                                                       ------                   ----------------
TOTAL NET ASSETS                                                                       100.00%                  $    671,198,218
                                                                                       ======                   ================

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

(v) Security represents investment of cash collateral received from securities on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $633,707,904 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $  99,859,029
Gross unrealized depreciation     (23,044,144)
                                -------------
Net unrealized appreciation     $  76,814,885

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 37


Portfolio of Investments--April 30, 2010 (Unaudited)

OPPORTUNITY FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
COMMON STOCKS: 94.71%
ADVERTISING AGENCY: 1.32%
     426,000   OMNICOM GROUP INCORPORATED                                                                       $     18,173,160
                                                                                                                ----------------
AMUSEMENT & RECREATION SERVICES: 1.33%
     872,000   INTERNATIONAL GAME TECHNOLOGY                                                                          18,381,760
                                                                                                                ----------------
APPAREL & ACCESSORY STORES: 2.42%
     309,000   KOHL'S CORPORATION+                                                                                    16,991,910
     397,217   NORDSTROM INCORPORATED<<                                                                               16,416,979
                                                                                                                      33,408,889
                                                                                                                ----------------
BIOPHARMACEUTICALS: 1.07%
     230,539   CEPHALON INCORPORATED+<<                                                                               14,800,604
                                                                                                                ----------------
BUSINESS SERVICES: 6.64%
     449,000   AKAMAI TECHNOLOGIES INCORPORATED+                                                                      17,434,670
      96,334   ALLIANCE DATA SYSTEMS CORPORATION+<<                                                                    7,230,830
     623,000   FIDELITY NATIONAL INFORMATION SERVICES INCORPORATED                                                    16,378,670
     434,446   GLOBAL PAYMENTS INCORPORATED                                                                           18,598,633
     300,247   MANPOWER INCORPORATED                                                                                  16,843,857
   1,145,000   NCR CORPORATION+                                                                                       15,068,200
                                                                                                                      91,554,860
                                                                                                                ----------------
CHEMICALS & ALLIED PRODUCTS: 2.67%
     260,000   CLOROX COMPANY                                                                                         16,822,000
     239,000   PRAXAIR INCORPORATED                                                                                   20,021,030
                                                                                                                      36,843,030
                                                                                                                ----------------
COAL MINING: 0.46%
     137,000   PEABODY ENERGY CORPORATION                                                                              6,400,640
                                                                                                                ----------------
COMMUNICATIONS: 7.34%
     368,000   AMERICAN TOWER CORPORATION CLASS A+                                                                    15,018,080
     594,000   CABLEVISION SYSTEMS CORPORATION NEW YORK GROUP CLASS A                                                 16,299,360
   1,078,000   COMCAST CORPORATION CLASS A                                                                            20,320,300
     109,000   EQUINIX INCORPORATED+<<                                                                                10,970,850
     102,597   LIBERTY GLOBAL INCORPORATED SERIES A+<<                                                                 2,812,184
   1,275,000   LIBERTY MEDIA CORPORATION INTERACTIVE SERIES A+                                                        19,596,750
     354,650   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                              16,079,831
                                                                                                                     101,097,355
                                                                                                                ----------------
DEPOSITORY INSTITUTIONS: 4.86%
     570,000   BANK OF NEW YORK MELLON CORPORATION                                                                    17,744,100
     512,850   BRANCH BANKING AND TRUST CORPORATION                                                                   17,047,134
     227,000   CITY NATIONAL CORPORATION                                                                              14,137,560
     992,000   WESTERN UNION COMPANY                                                                                  18,104,000
                                                                                                                      67,032,794
                                                                                                                ----------------
EATING & DRINKING PLACES: 1.32%
     405,900   DARDEN RESTAURANTS INCORPORATED                                                                        18,164,025
                                                                                                                ----------------
EDUCATIONAL SERVICES: 1.43%
     342,420   APOLLO GROUP INCORPORATED CLASS A+                                                                     19,658,332
                                                                                                                ----------------
ELECTRIC, GAS & SANITARY SERVICES: 1.35%
     600,900   REPUBLIC SERVICES INCORPORATED                                                                         18,645,927
                                                                                                                ----------------

             38 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

OPPORTUNITY FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 9.64%
     399,000   ALTERA CORPORATION                                                                               $     10,118,640
     342,000   AMETEK INCORPORATED                                                                                    14,791,500
     303,000   AMPHENOL CORPORATION CLASS A                                                                           14,001,630
   1,156,000   MICROSEMI CORPORATION+                                                                                 19,143,360
     495,000   NETAPP INCORPORATED+                                                                                   17,161,650
   2,120,000   ON SEMICONDUCTOR CORPORATION+                                                                          16,832,800
     421,000   POLYCOM INCORPORATED+                                                                                  13,703,550
     245,000   ROCKWELL COLLINS INCORPORATED                                                                          15,925,000
     432,000   XILINX INCORPORATED                                                                                    11,136,960
                                                                                                                     132,815,090
                                                                                                                ----------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.93%
     192,000   ACCENTURE PLC                                                                                           8,378,880
     379,000   JACOBS ENGINEERING GROUP INCORPORATED+                                                                 18,275,380
                                                                                                                      26,654,260
                                                                                                                ----------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 2.62%
     671,289   CROWN HOLDINGS INCORPORATED+                                                                           17,453,514
     365,000   ILLINOIS TOOL WORKS INCORPORATED                                                                       18,651,500
                                                                                                                      36,105,014
                                                                                                                ----------------
FOOD & KINDRED PRODUCTS: 1.23%
     239,000   GENERAL MILLS INCORPORATED                                                                             17,012,020
                                                                                                                ----------------
FOOD STORES: 1.28%
     793,000   KROGER COMPANY                                                                                         17,628,390
                                                                                                                ----------------
FURNITURE & FIXTURES: 0.58%
     492,000   MASCO CORPORATION                                                                                       7,985,160
                                                                                                                ----------------
GENERAL MERCHANDISE STORES: 1.26%
     305,000   TARGET CORPORATION                                                                                     17,345,350
                                                                                                                ----------------
HEALTH SERVICES: 1.22%
   1,806,100   HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A+                                                    16,832,852
                                                                                                                ----------------
HOUSEHOLD PRODUCTS, WARE: 1.41%
     280,000   CHURCH & DWIGHT COMPANY INCORPORATED                                                                   19,390,000
                                                                                                                ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 3.79%
     321,000   DOVER CORPORATION                                                                                      16,762,620
     363,000   NATIONAL OILWELL VARCO INCORPORATED                                                                    15,982,890
     498,000   PALL CORPORATION                                                                                       19,417,020
                                                                                                                      52,162,530
                                                                                                                ----------------
INSURANCE CARRIERS: 5.57%
     368,000   ACE LIMITED                                                                                            19,573,920
     431,000   HCC INSURANCE HOLDINGS INCORPORATED                                                                    11,718,890
     222,000   PARTNERRE LIMITED                                                                                      17,222,760
     257,906   RENAISSANCERE HOLDINGS LIMITED                                                                         14,429,841
     687,472   THE PROGRESSIVE CORPORATION                                                                            13,811,312
                                                                                                                      76,756,723
                                                                                                                ----------------
INTERNET SOFTWARE: 1.21%
     998,000   SYMANTEC CORPORATION+                                                                                  16,736,460
                                                                                                                ----------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 39


Portfolio of Investments--April 30, 2010 (Unaudited)

OPPORTUNITY FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 7.77%
   1,817,000   BOSTON SCIENTIFIC CORPORATION+                                                                   $     12,500,960
     180,000   C.R. BARD INCORPORATED                                                                                 15,575,400
     348,000   COVIDIEN LIMITED                                                                                       16,700,520
     220,000   RESMED INCORPORATED+                                                                                   15,054,600
     216,000   ROCKWELL AUTOMATION INCORPORATED                                                                       13,115,520
     278,000   THERMO FISHER SCIENTIFIC INCORPORATED+                                                                 15,367,840
     260,000   WATERS CORPORATION+                                                                                    18,717,400
                                                                                                                     107,032,240
                                                                                                                ----------------
MEDICAL PRODUCTS: 1.11%
     251,800   ZIMMER HOLDINGS INCORPORATED+                                                                          15,337,138
                                                                                                                ----------------
METAL MINING: 1.15%
     128,000   AGNICO-EAGLE MINES LIMITED                                                                              8,084,480
     409,000   KINROSS GOLD CORPORATION                                                                                7,758,730
                                                                                                                      15,843,210
                                                                                                                ----------------
MISCELLANEOUS RETAIL: 1.31%
     766,000   STAPLES INCORPORATED                                                                                   18,023,980
                                                                                                                ----------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 1.03%
     383,082   J.B. HUNT TRANSPORT SERVICES INCORPORATED                                                              14,120,403
                                                                                                                ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 2.44%
      68,800   MASTERCARD INCORPORATED                                                                                17,065,152
   1,069,000   PEOPLE'S UNITED FINANCIAL INCORPORATED                                                                 16,601,570
                                                                                                                      33,666,722
                                                                                                                ----------------
OIL & GAS EXTRACTION: 5.56%
     164,000   APACHE CORPORATION                                                                                     16,688,640
     151,000   EOG RESOURCES INCORPORATED                                                                             16,930,120
     238,000   TRANSOCEAN LIMITED+<<                                                                                  17,243,100
   1,119,000   WEATHERFORD INTERNATIONAL LIMITED+                                                                     20,265,090
     115,000   XTO ENERGY INCORPORATED                                                                                 5,464,800
                                                                                                                      76,591,750
                                                                                                                ----------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 1.44%
     222,000   EQUITY RESIDENTIAL                                                                                     10,049,940
     605,487   HOST HOTELS & RESORTS INCORPORATED                                                                      9,845,219
                                                                                                                      19,895,159
                                                                                                                ----------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 1.18%
     755,000   SEALED AIR CORPORATION                                                                                 16,232,500
                                                                                                                ----------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.32%
     788,397   INVESCO LIMITED                                                                                        18,125,247
                                                                                                                ----------------
SOFTWARE: 2.11%
     879,000   ELECTRONIC ARTS INCORPORATED+                                                                          17,026,230
     401,000   RED HAT INCORPORATED+                                                                                  11,977,870
                                                                                                                      29,004,100
                                                                                                                ----------------
TECHNOLOGY: 1.15%
   4,076,000   ARM HOLDINGS PLC                                                                                       15,865,257
                                                                                                                ----------------
TEXTILE MILL PRODUCTS: 0.52%
     112,129   MOHAWK INDUSTRIES INCORPORATED+                                                                         7,147,102
                                                                                                                ----------------

             40 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

OPPORTUNITY FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
TRANSPORTATION EQUIPMENT: 1.42%
     584,000   JOHNSON CONTROLS INCORPORATED                                                                    $     19,616,560
                                                                                                                ----------------
TRAVEL & RECREATION: 1.25%
     412,000   Carnival Corporation                                                                                   17,180,398
                                                                                                                ----------------
TOTAL COMMON STOCKS (COST $989,491,389)                                                                            1,305,266,991
                                                                                                                ----------------
INVESTMENT COMPANIES: 1.99%
     421,278   UTILITIES SELECT SECTOR SPDR FUND<<                                                                    12,836,341
     278,066   VANGUARD REIT ETF<<                                                                                    14,542,853
TOTAL INVESTMENT COMPANIES (COST $21,511,510)                                                                         27,379,194
                                                                                                                ----------------

  PRINCIPAL                                                                     INTEREST RATE   MATURITY DATE
------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 7.26%
CORPORATE BONDS AND NOTES: 0.45%
$  5,568,722   GRYPHON FUNDING LIMITED(v)(a)(i)                                          0.00%     08/05/2010          2,248,650
   7,290,942   VFNC CORPORATION(v)(a)(i)+++/-                                            0.28      09/30/2010          4,010,018
                                                                                                                       6,258,668
                                                                                                                ----------------

   SHARES                                                                           YIELD
------------                                                                    -------------
INVESTMENT COMPANIES: 6.81%
  42,457,667   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                           0.12                         42,457,667
  51,369,575   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(l)(u)(v)              0.23                         51,369,575
                                                                                                                      93,827,242
                                                                                                                ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $98,665,542)                                                                      100,085,910
                                                                                                                ----------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $1,109,668,441)*                                                              103.96%                     1,432,732,095
OTHER ASSETS AND LIABILITIES, NET                                                       (3.96)                       (54,591,708)
                                                                                       ------                   ----------------
TOTAL NET ASSETS                                                                       100.00%                  $  1,378,140,387
                                                                                       ------                   ----------------

----------

+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

(v) Security represents investment of cash collateral received from securities on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $1,139,033,969 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $353,222,515
Gross unrealized depreciation    (59,524,389)
                                ------------
Net unrealized appreciation     $293,698,126

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 41


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL/MID CAP VALUE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
COMMON STOCKS: 96.86%
APPAREL & ACCESSORY STORES: 0.33%
     475,904   DELIA*S INCORPORATED+                                                                            $        832,832
                                                                                                                ----------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.47%
      70,725   STANDARD PARKING CORPORATION+                                                                           1,194,545
                                                                                                                ----------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.63%
      82,715   CAVCO INDUSTRIES INCORPORATED+                                                                          3,239,947
     306,827   PALM HARBOR HOMES INCORPORATED+                                                                           889,798
                                                                                                                       4,129,745
                                                                                                                ----------------
BUSINESS SERVICES: 8.49%
      43,670   ABM INDUSTRIES INCORPORATED                                                                               938,468
      27,990   AVERY DENNISON CORPORATION                                                                              1,092,450
     166,980   CLARUS CORPORATION+                                                                                       893,343
      34,095   COMPUTER PROGRAMS & SYSTEMS INCORPORATED                                                                1,536,321
     193,882   GEO GROUP INCORPORATED+                                                                                 4,106,421
      46,169   HEALTHCARE SERVICES GROUP                                                                                 992,172
      37,920   HENRY JACK & ASSOCIATES INCORPORATED                                                                      967,718
     786,595   HILL INTERNATIONAL INCORPORATED+                                                                        5,049,940
     160,215   INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                            1,427,516
     546,397   TIER TECHNOLOGIES INCORPORATED CLASS B+                                                                 4,573,343
                                                                                                                      21,577,692
                                                                                                                ----------------
CASINO & GAMING: 0.60%
     574,275   CENTURY CASINOS INCORPORATED+                                                                           1,521,829
                                                                                                                ----------------
CHEMICALS: 0.59%
      29,990   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                         1,502,199
                                                                                                                ----------------
CHEMICALS & ALLIED PRODUCTS: 1.05%
     419,582   ORASURE TECHNOLOGIES INCORPORATED+                                                                      2,660,150
                                                                                                                ----------------
COMMERCIAL SERVICES: 1.10%
      68,700   SAIC INCORPORATED+                                                                                      1,196,067
      58,090   TRANSCEND SERVICES INCORPORATED+                                                                          863,798
      26,310   VERISK ANALYTICS INCORPORATED CLASS A+                                                                    737,206
                                                                                                                       2,797,071
                                                                                                                ----------------
COMMUNICATIONS: 3.28%
     412,355   CHINA GRENTECH CORPORATION LIMITED ADR+                                                                   993,776
     263,545   CINCINNATI BELL INCORPORATED+                                                                             888,147
     505,099   ENTRAVISION COMMUNICATIONS CORPORATION CLASS A+                                                         1,621,368
   1,516,310   SANDVINE CORPORATION+(a)                                                                                3,417,005
      31,225   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                               1,415,742
                                                                                                                       8,336,038
                                                                                                                ----------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 0.20%
     141,755   U.S. HOME SYSTEMS INCORPORATED+                                                                           494,725
                                                                                                                ----------------
DATA SERVICES: 0.79%
     308,725   BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                                            2,003,625
                                                                                                                ----------------
DEPOSITORY INSTITUTIONS: 5.74%
     104,915   1ST UNITED BANCORP INCORPORATED+                                                                          938,989
     103,737   AMERICAN RIVER HOLDINGS                                                                                   893,176

             42 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL/MID CAP VALUE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
DEPOSITORY INSTITUTIONS (continued)
      83,975   BANCORP INCORPORATED+                                                                            $        744,858
     107,999   CENTER FINANCIAL CORPORATION                                                                              727,913
     206,350   COMMUNITY BANKERS TRUST CORPORATION                                                                       594,288
      43,670   FIRST NIAGARA FINANCIAL GROUP INCORPORATED                                                                607,013
     259,398   FIRST SECURITY GROUP INCORPORATED                                                                         741,878
      26,095   IBERIABANK CORPORATION                                                                                  1,608,496
      35,745   MIDSOUTH BANCORP INCORPORATED                                                                             573,707
      18,615   NORTHWEST BANCSHARES INCORPORATED                                                                         232,501
     283,890   PACIFIC PREMIER BANCORP INCORPORATED+                                                                   1,408,094
      37,325   SIERRA BANCORP                                                                                            465,816
      68,350   STERLING BANCORPORATION NEW YORK                                                                          732,029
      35,495   UNIVEST CORPORATION OF PENNSYLVANIA                                                                       694,637
      58,385   WASHINGTON BANKING COMPANY                                                                                840,160
      74,195   WESTERN LIBERTY BANCORP+                                                                                  519,365
      69,420   WESTERN UNION COMPANY                                                                                   1,266,915
      57,915   WILMINGTON TRUST CORPORATION                                                                            1,003,667
                                                                                                                      14,593,502
                                                                                                                ----------------
ELECTRIC, GAS & SANITARY SERVICES: 0.46%
      96,290   EL PASO CORPORATION                                                                                     1,165,109
                                                                                                                ----------------
ELECTRONIC: 0.89%
     105,725   GENTEX CORPORATION                                                                                      2,272,030
                                                                                                                ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 6.47%
     410,035   BIGBAND NETWORKS INCORPORATED+                                                                          1,353,116
     500,280   EMCORE CORPORATION+                                                                                       670,375
     499,344   EVANS & SUTHERLAND COMPUTER CORPORATION+                                                                  234,692
      68,925   GLOBECOMM SYSTEMS INCORPORATED+                                                                           536,926
     138,064   INTEGRATED ELECTRICAL SERVICES INCORPORATED+                                                              860,139
      68,010   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                   882,090
   2,427,765   MRV COMMUNICATIONS INCORPORATED+                                                                        3,738,758
      65,266   OSI SYSTEMS INCORPORATED+                                                                               1,699,527
     471,730   POWER-ONE INCORPORATED+                                                                                 3,707,798
     114,522   RICHARDSON ELECTRONICS LIMITED                                                                          1,315,858
     837,145   TRIDENT MICROSYSTEMS INCORPORATED+                                                                      1,448,261
                                                                                                                      16,447,540
                                                                                                                ----------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.04%
      61,105   ABB LIMITED ADR                                                                                         1,170,772
     270,997   SYMYX TECHNOLOGIES INCORPORATED+                                                                        1,476,934
                                                                                                                       2,647,706
                                                                                                                ----------------
HEALTH SERVICES: 1.20%
     117,685   CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                  1,179,204
     107,017   ENSIGN GROUP INCORPORATED                                                                               1,857,815
                                                                                                                       3,037,019
                                                                                                                ----------------
HOLDING & OTHER INVESTMENT OFFICES: 1.16%
     101,805   SUN COMMUNITIES INCORPORATED                                                                            2,944,201
                                                                                                                ----------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.36%
     477,440   EMPIRE RESORTS INCORPORATED                                                                               907,136
                                                                                                                ----------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 43


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL/MID CAP VALUE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 2.65%
      57,200   ACTUANT CORPORATION CLASS A                                                                      $      1,311,596
     245,185   CRAY INCORPORATED+                                                                                      1,657,451
     212,940   INTERMEC INCORPORATED+                                                                                  2,442,422
      31,715   KAYDON CORPORATION                                                                                      1,320,295
                                                                                                                       6,731,764
                                                                                                                ----------------
INSURANCE CARRIERS: 1.60%
      33,600   ARGO GROUP INTERNATIONAL HOLDINGS LIMITED                                                               1,108,464
     571,859   FIRST ACCEPTANCE CORPORATION+                                                                           1,137,999
      40,230   MERCURY GENERAL CORPORATION                                                                             1,809,948
                                                                                                                       4,056,411
                                                                                                                ----------------
INVESTMENTS & MISCELLANEOUS FINANCIAL SERVICES: 1.20%
      38,010   ARTIO GLOBAL INVESTORS INCORPORATED                                                                       869,669
   2,790,410   SANDSTORM RESOURCES LIMITED+                                                                            2,170,136
                                                                                                                       3,039,805
                                                                                                                ----------------
JUSTICE, PUBLIC ORDER & SAFETY: 0.33%
      40,790   CORRECTIONS CORPORATION OF AMERICA+                                                                       845,169
                                                                                                                ----------------
LEATHER & LEATHER PRODUCTS: 0.53%
     490,105   BAKERS FOOTWEAR GROUP INCORPORATED+**                                                                   1,357,591
                                                                                                                ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 3.44%
     468,538   ALLIED HEALTHCARE PRODUCTS INCORPORATED+**                                                              1,803,871
      96,485   FORMFACTOR INCORPORATED+                                                                                1,448,240
      14,085   HAEMONETICS CORPORATION+                                                                                  814,958
     837,429   LTX-CREDENCE CORPORATION+                                                                               2,838,884
      66,465   WRIGHT MEDICAL GROUP INCORPORATED+                                                                      1,248,213
      18,830   ZOLL MEDICAL CORPORATION+                                                                                 575,257
                                                                                                                       8,729,423
                                                                                                                ----------------
MEDICAL PRODUCTS: 0.36%
      16,130   STRYKER CORPORATION                                                                                       926,507
                                                                                                                ----------------
METAL MINING: 10.75%
      43,375   AGNICO-EAGLE MINES LIMITED                                                                              2,739,565
      32,660   CENTERRA GOLD INCORPORATED+                                                                               366,854
      41,200   CENTERRA GOLD INCORPORATED(a)++                                                                           461,563
      45,960   GOLDCORP INCORPORATED                                                                                   1,986,851
   1,177,240   MINERA ANDES INCORPORATED+                                                                              1,229,039
      67,430   NEWMONT MINING CORPORATION                                                                              3,781,474
     783,575   PETAQUILLA MINERALS LIMITED+                                                                              404,638
     139,797   RANDGOLD RESOURCES LIMITED ADR                                                                         11,776,499
      47,005   ROYAL GOLD INCORPORATED                                                                                 2,405,716
     511,750   SAN GOLD CORPORATION+                                                                                   2,174,938
                                                                                                                      27,327,137
                                                                                                                ----------------
MINING: 0.38%
   1,000,000   ROCKWELL DIAMONDS INCORPORATED+                                                                            72,000
  12,881,250   ROCKWELL DIAMONDS INCORPORATED+                                                                           887,662
                                                                                                                         959,662
                                                                                                                ----------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.77%
     214,845   ACCO BRANDS CORPORATION+                                                                                1,961,535
                                                                                                                ----------------

             44 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL/MID CAP VALUE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.02%
      74,490   YRC WORLDWIDE INCORPORATED+                                                                      $         41,469
                                                                                                                ----------------
OIL & GAS EXPLORATION: 1.15%
     316,895   TRILOGY ENERGY CORPORATION                                                                              2,923,121
                                                                                                                ----------------
OIL & GAS EXTRACTION: 14.19%
      51,145   CANADIAN NATURAL RESOURCES LIMITED                                                                      3,935,096
     125,322   ENERGY XXI BERMUDA LIMITED                                                                              2,194,388
      31,185   EXCO RESOURCES INCORPORATED                                                                               578,482
     483,685   GLOBAL INDUSTRIES LIMITED+                                                                              3,240,690
     155,240   HELIX ENERGY SOLUTIONS GROUP INCORPORATED+                                                              2,263,399
     190,105   KEY ENERGY SERVICES INCORPORATED+                                                                       2,064,540
      53,115   MARATHON OIL CORPORATION                                                                                1,707,647
     413,460   MCMORAN EXPLORATION COMPANY+                                                                            4,936,712
      27,485   NEWFIELD EXPLORATION COMPANY+                                                                           1,599,352
     497,605   NEWPARK RESOURCES INCORPORATED+                                                                         3,324,001
      49,690   PENN WEST ENERGY TRUST                                                                                    997,278
      25,380   PIONEER NATURAL RESOURCES COMPANY                                                                       1,627,619
      40,170   PLAINS EXPLORATION & PRODUCTION COMPANY+                                                                1,177,383
      31,890   PRIDE INTERNATIONAL INCORPORATED+                                                                         967,224
      52,617   RANGE RESOURCES CORPORATION                                                                             2,512,988
     140,485   SANDRIDGE ENERGY INCORPORATED+                                                                          1,055,042
     150,390   WILLBROS GROUP INCORPORATED+                                                                            1,887,395
                                                                                                                      36,069,236
                                                                                                                ----------------
OIL & OIL SERVICES: 0.59%
      36,900   HELMERICH & PAYNE INCORPORATED                                                                          1,498,878
                                                                                                                ----------------
PETROLEUM REFINING & RELATED INDUSTRIES: 5.65%
     192,790   INTEROIL CORPORATION+                                                                                  12,930,425
      40,800   WD-40 COMPANY                                                                                           1,437,384
                                                                                                                      14,367,809
                                                                                                                ----------------
PRIMARY METAL INDUSTRIES: 0.24%
      11,370   UNITED STATES STEEL CORPORATION                                                                           621,484
                                                                                                                ----------------
REAL ESTATE: 0.04%
       9,575   KENNEDY WILSON HOLDINGS INCORPORATED+                                                                     105,995
                                                                                                                ----------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 11.98%
     209,013   ANNALY CAPITAL MANAGEMENT INCORPORATED                                                                  3,542,770
     371,520   ANWORTH MORTGAGE ASSET CORPORATION                                                                      2,492,899
     232,375   CAPSTEAD MORTGAGE CORPORATION                                                                           2,630,485
   2,337,726   CHIMERA INVESTMENT CORPORATION                                                                          9,514,545
      76,685   HATTERAS FINANCIAL CORPORATION                                                                          2,045,189
     110,936   HILLTOP HOLDINGS INCORPORATED+                                                                          1,301,279
     143,930   MFA MORTGAGE INVESTMENTS INCORPORATED                                                                   1,023,342
     777,981   ORIGEN FINANCIAL INCORPORATED+                                                                          1,338,127
     321,090   PRIMORIS SERVICES CORPORATION                                                                           2,536,611
      57,475   REDWOOD TRUST INCORPORATED                                                                                958,683
      46,140   SILVER STANDARD RESOURCES INCORPORATED+                                                                   946,331
     224,830   UMH PROPERTIES INCORPORATED                                                                             2,108,905
                                                                                                                      30,439,166
                                                                                                                ----------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 45


Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL/MID CAP VALUE FUND

   SHARES      SECURITY NAME                                                                                          VALUE
------------   --------------------------------------------------------------                                   ----------------
RETAIL-DRUG STORES: 0.22%
      22,770   VITAMIN SHOPPE INCORPORATED+                                                                     $        565,151
                                                                                                                ----------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.93%
     743,616   INTERTAPE POLYMER GROUP INCORPORATED+                                                                   2,371,243
                                                                                                                ----------------
SEMICONDUCTORS: 1.21%
     328,205   MICRON TECHNOLOGY INCORPORATED+                                                                         3,068,717
                                                                                                                ----------------
SOFTWARE: 0.38%
      26,990   INTUIT INCORPORATED+                                                                                      975,958
                                                                                                                ----------------
THEATERS & ENTERTAINMENT: 0.75%
     112,115   REGAL ENTERTAINMENT GROUP CLASS A                                                                       1,914,924
                                                                                                                ----------------
TRANSPORTATION EQUIPMENT: 0.70%
      97,155   ORBITAL SCIENCES CORPORATION+                                                                           1,785,709

                                                                                                                ----------------
WATER TRANSPORTATION: 0.39%
     348,120   STAR BULK CARRIERS CORPORATION                                                                            992,142
                                                                                                                ----------------
WHOLESALE TRADE-DURABLE GOODS: 0.56%
     262,140   MERGE HEALTHCARE INCORPORATED+                                                                            650,107
     239,069   PATRICK INDUSTRIES INCORPORATED+                                                                          779,365
                                                                                                                       1,429,472
                                                                                                                ----------------
TOTAL COMMON STOCKS (COST $207,122,104)                                                                              246,170,172
                                                                                                                ----------------
INVESTMENT COMPANIES: 1.14%
      61,494   KBW REGIONAL BANKING ETF                                                                                1,717,527
      40,018   MARKET VECTORS JUNIOR GOLD MINER MUTUAL FUND ETF                                                        1,167,685
TOTAL INVESTMENT COMPANIES (COST $2,338,028)                                                                           2,885,212
                                                                                                                ----------------

                                                                                                  EXPIRATION
                                                                                                     DATE
                                                                                                -------------
WARRANTS: 0.65%
     465,205   PRIMORIS SERVICES CORPORATION (HOLDING COMPANIES)+                                  10/02/2010          1,293,270
     858,942   SANDSTORM RESOURCES LIMITED (INVESTMENTS & MISCELLANEOUS
                  FINANCIAL SERVICES)+                                                             04/23/2014            359,372
TOTAL WARRANTS (COST $892,434)                                                                                         1,652,642
                                                                                                                ----------------
SHORT-TERM INVESTMENTS: 1.91%
INVESTMENT COMPANIES: 1.91%
   4,859,130   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                                                         4,859,130
                                                                                                                ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,859,130)                                                                         4,859,130
                                                                                                                ----------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $215,211,696)*                                                                100.56%                       255,567,156
OTHER ASSETS AND LIABILITIES, NET                                                       (0.56)                        (1,412,841)
                                                                                       ------                   ----------------
TOTAL NET ASSETS                                                                       100.00%                  $    254,154,315
                                                                                       ======                   ================

             46 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2010 (Unaudited)

SMALL/MID CAP VALUE FUND

----------

+    Non-income earning securities.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

** Investment held by the Fund representing 5% or more of the outstanding voting stock of the issuer and is therefore considered an affiliate of the Fund.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

* Cost for federal income tax purposes is $220,533,530 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 63,284,183
Gross unrealized depreciation    (28,250,557)
                                ------------
Net unrealized appreciation     $ 35,033,626

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

             48 Wells Fargo Advantage Small and Mid Cap Stock Funds


                Statements of Assets and Liabilities--April 30, 2010 (Unaudited)

                                                                        Discovery      Enterprise
                                                                          Fund            Fund
                                                                      ------------   -------------
ASSETS
   Investments ....................................................
      In unaffiliated securities, at value (including securities on
         loan) ....................................................   $448,313,855   $ 281,985,984
      In affiliated securities, at value ..........................     76,813,170      27,129,981
                                                                      ------------   -------------
   TOTAL INVESTMENTS, AT VALUE (SEE COST BELOW) ...................    525,127,025     309,115,965
   Foreign currency, at value (see cost below) ....................              0               0
   Receivable for Fund shares issued ..............................        906,227          82,704
   Receivable for investments sold ................................     11,273,537       5,610,112
   Receivable for dividends and interest ..........................         10,398           6,331
   Receivable for securities lending income .......................          5,451           4,119
   Prepaid expenses and other assets ..............................              0               0
                                                                      ------------   -------------
TOTAL ASSETS ......................................................    537,322,638     314,819,231
                                                                      ------------   -------------
LIABILITIES
   Payable for Fund shares redeemed ...............................        276,910          70,724
   Payable for investments purchased ..............................     10,816,367       9,485,965
   Payable upon receipt of securities loaned ......................     62,755,979      26,983,409
   Payable to investment advisor and affiliates ...................        457,840         235,490
   Accrued expenses and other liabilities .........................          5,912           1,316
                                                                      ------------   -------------
TOTAL LIABILITIES .................................................     74,313,008      36,776,904
                                                                      ------------   -------------
TOTAL NET ASSETS ..................................................   $463,009,630   $ 278,042,327
                                                                      ------------   -------------
NET ASSETS CONSIST OF
   Paid-in-capital ................................................   $429,556,049   $ 360,957,961
   Undistributed (overdistributed) net investment income (loss) ...     (2,004,378)     (1,040,746)
   Accumulated net realized loss on investments ...................    (69,950,530)   (130,038,604)
   Net unrealized appreciation of investments .....................    105,408,489      48,163,716
                                                                      ------------   -------------
TOTAL NET ASSETS ..................................................   $463,009,630   $ 278,042,327
                                                                      ------------   -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ...........................................   $  4,758,143   $     877,299
   Shares outstanding - Class A ...................................        233,994          29,165
   Net asset value per share - Class A ............................   $      20.33   $       30.08
   Maximum offering price per share - Class A(2) ..................   $      21.57   $       31.92
   Net assets - Class C ...........................................   $  3,151,544   $     204,959
   Shares outstanding - Class C ...................................        158,458           6,982
   Net asset value and offering price per share - Class C .........   $      19.89   $       29.36
   Net assets - Administrator Class ...............................   $127,340,058   $  18,934,825
   Shares outstanding - Administrator Class .......................      6,190,034         613,191
   Net asset value and offering price per share - Administrator
      Class .......................................................   $      20.57   $       30.88
   Net assets - Institutional Class ...............................   $101,268,058   $ 117,354,811
   Shares outstanding - Institutional Class .......................      4,879,265       3,757,629
   Net asset value and offering price per share - Institutional
      Class .......................................................   $      20.75   $       31.23
   Net assets - Investor Class ....................................   $226,491,827   $ 140,670,433
   Shares outstanding - Investor Class ............................     11,171,117       4,728,074
   Net asset value and offering price per share - Investor Class ..   $      20.27   $       29.75
                                                                      ------------   -------------
INVESTMENTS, AT COST ..............................................   $419,718,536   $ 260,952,249
                                                                      ------------   -------------
FOREIGN CURRENCIES, AT COST .......................................   $          0   $           0
                                                                      ------------   -------------
SECURITIES ON LOAN, AT VALUE ......................................   $ 59,158,581   $  24,327,250
                                                                      ------------   -------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 49


Statements of Assets and Liabilities--April 30, 2010 (Unaudited)

  Intrinsic
    Small         Mid Cap                         Small/Mid
  Cap Value     Disciplined      Opportunity      Cap Value
    Fund            Fund            Fund            Fund
------------   -------------   --------------   ------------



$278,675,303   $ 651,788,925   $1,338,904,853   $247,546,564
  23,605,806      58,733,864       93,827,242      8,020,592
------------   -------------   --------------   ------------
 302,281,109     710,522,789    1,432,732,095    255,567,156
           0               0          110,139         18,562
     125,993         717,400        1,107,033        992,395
   3,800,290      32,473,956        7,595,985        249,687
      57,080         273,158          959,459        138,312
         794           8,318            3,272              0
           0               0                0         17,537
------------   -------------   --------------   ------------
 306,265,266     743,995,621    1,442,507,983    256,983,649
------------   -------------   --------------   ------------

     962,151         472,316          965,227        202,861
   1,527,569      19,774,872        4,669,100      2,338,550
  13,337,126      51,756,181       57,009,169              0
     310,395         664,966        1,552,396        287,923
      99,026         129,068          171,704              0
------------   -------------   --------------   ------------
  16,236,267      72,797,403       64,367,596      2,829,334
------------   -------------   --------------   ------------
$290,028,999   $ 671,198,218   $1,378,140,387   $254,154,315
------------   -------------   --------------   ------------

$359,759,139   $ 722,608,419   $1,203,340,915   $245,436,771
    (307,430)        104,062         (698,912)       792,473
 (85,461,476)   (132,918,247)    (147,567,074)   (32,430,177)
  16,038,766      81,403,984      323,065,458     40,355,248
------------   -------------   --------------   ------------
$290,028,999   $ 671,198,218   $1,378,140,387   $254,154,315
------------   -------------   --------------   ------------

$    335,305   $  10,491,384   $   23,859,012   $ 39,662,463
      22,887         534,978          686,881      2,709,641
$      14.65   $       19.61   $        34.74   $      14.64
$      15.54   $       20.81   $        36.86   $      15.53
$    184,780   $   1,006,451   $      280,330   $ 12,473,741
      12,896          51,721            8,029        862,971
$      14.33   $       19.46   $        34.91   $      14.45
$  7,008,045   $  94,225,342   $  166,326,199   $ 71,437,917
     475,399       4,757,122        4,608,774      4,796,696

$      14.74   $       19.81   $        36.09   $      14.89
$ 79,277,132   $ 137,497,355               NA   $ 18,237,557
   5,349,214       6,927,133               NA      1,219,855

$      14.82   $       19.85               NA   $      14.95
$203,223,737   $ 427,977,686   $1,187,674,846   $112,342,637
  13,982,098      21,592,123       33,452,564      7,649,169
$      14.53   $       19.82   $        35.50   $      14.69
------------   -------------   --------------   ------------
$286,242,343   $ 629,118,805   $1,109,668,441   $215,211,696
------------   -------------   --------------   ------------
$          0   $           0   $      108,335   $     18,774
------------   -------------   --------------   ------------
$ 11,951,458   $  48,453,279   $   50,194,161   $          0
------------   -------------   --------------   ------------

             50 Wells Fargo Advantage Small and Mid Cap Stock Funds


   Statements of Operations--For the Six Months Ended April 30, 2010 (Unaudited)

                                                                                       Discovery     Enterprise
                                                                                         Fund           Fund
                                                                                     ------------   -----------
INVESTMENT INCOME
   Dividends(1) ..................................................................   $    468,415   $   510,214
   Income from affiliated securities .............................................          7,211         2,842
   Securities lending income .....................................................         33,855        18,299
                                                                                     ------------   -----------
TOTAL INVESTMENT INCOME ..........................................................        509,481       531,355
                                                                                     ------------   -----------
EXPENSES
   Advisory fees .................................................................      1,534,277       989,676
   Administration fees
      Fund level .................................................................        102,285        65,978
      Class A ....................................................................          5,966         1,204
      Class C ....................................................................          3,782           337
      Administrator Class ........................................................         58,046         8,720
      Institutional Class ........................................................         32,639        45,886
      Investor Class .............................................................        388,527       248,254
   Custody fees ..................................................................          2,000           500
   Shareholder servicing fees
      Class A ....................................................................          5,326         1,075
      Class C ....................................................................          3,376           301
      Administrator Class ........................................................        145,115        21,799
      Investor Class .............................................................        253,825       163,019
   Accounting fees ...............................................................          8,879         5,979
   Distribution fees
      Class C ....................................................................         10,129           903
   Professional fees .............................................................         18,936        20,816
   Registration fees .............................................................         28,756        22,332
   Shareholder reports ...........................................................         31,742        25,920
   Trustees' fees ................................................................          5,274         5,274
   Other fees and expenses .......................................................          2,996         1,408
                                                                                     ------------   -----------
TOTAL EXPENSES ...................................................................      2,641,876     1,629,381
                                                                                     ------------   -----------
LESS
   Waived fees and/or reimbursed expenses ........................................       (128,017)      (57,280)
   Net expenses ..................................................................      2,513,859     1,572,101
                                                                                     ------------   -----------
NET INVESTMENT INCOME (LOSS) .....................................................     (2,004,378)   (1,040,746)
                                                                                     ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated securities, foreign currencies and foreign currency translation ..     39,588,534    23,771,957
   Affiliated securities .........................................................              0             0
   Written options ...............................................................              0             0
                                                                                     ------------   -----------
NET REALIZED GAIN FROM INVESTMENTS ...............................................     39,588,534    23,771,957
                                                                                     ------------   -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated securities, foreign currencies and foreign currency translation ..     67,357,103    34,206,732
   Affiliated securities .........................................................              0             0
   Written options ...............................................................              0             0
                                                                                     ------------   -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..............     67,357,103    34,206,732
                                                                                     ------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........................    106,945,637    57,978,689
                                                                                     ------------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................   $104,941,259   $56,937,943
                                                                                     ------------   -----------
1. Net of foreign withholding taxes of ...........................................   $          0   $         0

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 51


Statements of Operations--For the Six Months Ended April 30, 2010 (Unaudited)

 Intrinsic
   Small         Mid Cap                     Small/Mid
 Cap Value     Disciplined    Opportunity    Cap Value
    Fund          Fund           Fund           Fund
-----------   ------------   ------------   -----------

$ 1,509,574   $  5,071,581   $  7,583,611   $ 2,566,433
      5,932         10,563         26,797           991
     12,941         40,779         92,904             0
-----------   ------------   ------------   -----------
  1,528,447      5,122,923      7,703,312     2,567,424
-----------   ------------   ------------   -----------

  1,151,488      2,346,007      4,531,242       971,920
     67,735        158,668        319,790        57,172
        397         12,776         31,365        47,819
        209          1,203            294        15,338
      3,130         47,120         73,251        31,885
     28,415         53,525             NA         5,625
    367,097        753,603      2,109,083       200,910
      2,738          4,679          9,466           500
        354         11,407         28,004        42,696
        186          1,074            263        13,695
      7,825        115,259        183,128        79,713
    239,806        494,293      1,383,281       129,855
      6,233         14,406         30,248         4,850
        559          3,223            788        41,085
     20,223         19,894         29,727        16,119
     28,517         23,232         27,446        28,117
     85,253         91,727        104,685        20,939
      5,274          5,274          5,274         5,274
      5,861         10,278         17,121         1,253
-----------   ------------   ------------   -----------
  2,021,300      4,167,648      8,884,456     1,714,765
-----------   ------------   ------------   -----------

   (185,423)      (360,321)      (483,193)     (138,127)
  1,835,877      3,807,327      8,401,263     1,576,638
-----------   ------------   ------------   -----------
   (307,430)     1,315,596       (697,951)      990,786
-----------   ------------   ------------   -----------


 11,289,095     36,693,267     72,479,104     3,209,979
          0              0              0    (2,091,359)
          0              0              0       (24,616)
-----------   ------------   ------------   -----------
 11,289,095     36,693,267     72,479,104     1,094,004
-----------   ------------   ------------   -----------

 54,326,080     98,232,476    169,577,108    45,644,642
          0              0              0     2,173,090
          0              0              0        34,354
-----------   ------------   ------------   -----------
 54,326,080     98,232,476    169,577,108    47,852,086
-----------   ------------   ------------   -----------
 65,615,175    134,925,743    242,056,212    48,946,090
-----------   ------------   ------------   -----------
$65,307,745   $136,241,339   $241,358,261   $49,936,876
-----------   ------------   ------------   -----------
$         0   $      3,150   $     16,904   $    23,042

             52 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                       DISCOVERY FUND
                                                                            -----------------------------------
                                                                                 For the
                                                                            Six Months Ended        For the
                                                                             April 30, 2010       Year Ended
                                                                               (Unaudited)     October 31, 2009
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .................................................     $358,953,915       $290,347,223
OPERATIONS
   Net investment income (loss) .........................................       (2,004,378)        (1,858,498)
   Net realized gain (loss) on investments ..............................       39,588,534        (85,024,146)
   Net change in unrealized appreciation (depreciation) of investments ..       67,357,103        115,509,880
                                                                              ------------       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................      104,941,259         28,627,236
                                                                              ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Return of capital
      Class A ...........................................................                0                  0
      Institutional Class ...............................................                0                  0
                                                                              ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................                0                  0
                                                                              ------------       ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ..................................          677,695          5,264,835
   Reinvestment of distributions - Class A ..............................                0                  0
   Cost of shares redeemed - Class A ....................................         (757,712)        (5,018,873)
                                                                              ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      CAPITAL SHARE TRANSACTIONS - CLASS A ..............................          (80,017)           245,962
                                                                              ------------       ------------
   Proceeds from shares sold - Class C ..................................          273,733          1,145,582
   Cost of shares redeemed - Class C ....................................         (138,998)          (322,194)
                                                                              ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      CAPITAL SHARE TRANSACTIONS - CLASS C ..............................          134,735            823,388
                                                                              ------------       ------------
   Proceeds from shares sold - Administrator Class ......................        4,878,384         49,405,982
   Cost of shares redeemed - Administrator Class ........................      (10,938,706)       (37,053,956)
                                                                              ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
      TRANSACTIONS - ADMINISTRATOR CLASS ................................       (6,060,322)        12,352,026
                                                                              ------------       ------------
   Proceeds from shares sold - Institutional Class ......................       18,026,321         92,996,650
   Reinvestment of distributions - Institutional Class ..................                0                  0
   Cost of shares redeemed - Institutional Class ........................       (6,210,520)       (55,105,401)
                                                                              ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
      TRANSACTIONS - INSTITUTIONAL CLASS ................................       11,815,801         37,891,249
                                                                              ------------       ------------
   Proceeds from shares sold - Investor Class ...........................       11,313,248         34,120,952
   Cost of shares redeemed - Investor Class .............................      (18,008,989)       (45,454,121
                                                                              ------------       ------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
      TRANSACTIONS - INVESTOR CLASS .....................................       (6,695,741)       (11,333,169)
                                                                              ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL .................................................         (885,544)        39,979,456
                                                                              ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................      104,055,715         68,606,692
                                                                              ============       ============
ENDING NET ASSETS .......................................................     $463,009,630       $358,953,915
                                                                              ============       ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............     $ (2,004,378)      $          0
                                                                              ------------       ------------

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 53


Statements of Changes in Net Assets

          ENTERPRISE FUND                INTRINSIC SMALL CAP VALUE FUND
-----------------------------------   -----------------------------------
     For the                               For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2010       Year Ended       April 30, 2010       Year Ended
   (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
----------------   ----------------   ----------------   ----------------

  $248,283,318       $232,358,533       $251,226,172       $284,188,895

    (1,040,746)        (1,062,508)          (307,430)            15,677
    23,771,957        (80,637,350)        11,289,095        (81,269,778)
    34,206,732        109,038,276         54,326,080         87,896,852
  ------------       ------------       ------------       ------------
    56,937,943         27,338,418         65,307,745          6,642,751
  ------------       ------------       ------------       ------------

             0                  0                  0                (77)
             0                  0                  0           (164,249)
  ------------       ------------       ------------       ------------
             0                  0                  0           (164,326)
  ------------       ------------       ------------       ------------

        39,260            146,947             57,271            293,193
             0                  0                  0                 77
      (169,262)          (253,283)           (80,206)           (69,360)
  ------------       ------------       ------------       ------------

      (130,002)          (106,336)           (22,935)           223,910
  ------------       ------------       ------------       ------------
        18,188            196,428             24,769             87,801
      (133,738)              (693)            (7,089)                 0
  ------------       ------------       ------------       ------------

      (115,550)           195,735             17,680             87,801
  ------------       ------------       ------------       ------------
     2,031,384         12,606,339            844,793          4,254,017
    (2,853,251)       (12,892,633)        (1,103,344)        (5,093,286)
  ------------       ------------       ------------       ------------

      (821,867)          (286,294)          (258,551)          (839,269)
  ------------       ------------       ------------       ------------
     2,987,110         40,490,954          4,889,354         22,675,674
             0                  0                  0            164,234
   (24,245,965)       (45,418,370)        (7,948,457)       (24,983,858)
  ------------       ------------       ------------       ------------

   (21,258,855)        (4,927,416)        (3,059,103)        (2,143,950)
  ------------       ------------       ------------       ------------
     3,535,036          6,476,610          8,144,475         38,480,036

    (8,387,696)       (12,765,932)       (31,326,484)       (75,249,676)
  ------------       ------------       ------------       ------------

    (4,852,660)        (6,289,322)       (23,182,009)       (36,769,640)
  ------------       ------------       ------------       ------------
   (27,178,934)       (11,413,633)       (26,504,918)       (39,441,148)
  ------------       ------------       ------------       ------------
    29,759,009         15,924,785         38,802,827        (32,962,723)
  ============       ============       ============       ============
  $278,042,327       $248,283,318       $290,028,999       $251,226,172
  ============       ============       ============       ============
  $ (1,040,746)      $          0       $   (307,430)      $          0
  ------------       ------------       ------------       ------------

             54 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                        DISCOVERY FUND
                                                                             -----------------------------------
                                                                                  For the
                                                                             Six Months Ended        For the
                                                                              April 30, 2010       Year Ended
                                                                                (Unaudited)     October 31, 2009
                                                                             ----------------   ----------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .................................................          37,056            380,025
   Shares issued in reinvestment of distributions - Class A ..............               0                  0
   Shares redeemed - Class A .............................................         (42,049)          (357,934)
                                                                                ----------         ----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............          (4,993)            22,091
                                                                                ----------         ----------
   Shares sold - Class C .................................................          14,706             76,037
   Shares redeemed - Class C .............................................          (7,746)           (26,951)
                                                                                ----------         ----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............           6,960             49,086
                                                                                ----------         ----------
   Shares sold - Administrator Class .....................................         260,222          3,573,423
   Shares redeemed - Administrator Class .................................        (600,076)        (2,665,098)
                                                                                ----------         ----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ...        (339,854)           908,325
                                                                                ----------         ----------
   Shares sold - Institutional Class .....................................         931,630          6,749,009
   Shares issued in reinvestment of distributions - Institutional Class ..               0                  0
   Shares redeemed - Institutional Class .................................        (330,981)        (4,062,551)
                                                                                ----------         ----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...         600,649          2,686,458
                                                                                ----------         ----------
   Shares sold - Investor Class ..........................................         621,050          2,520,954
   Shares redeemed - Investor Class ......................................      (1,007,886)        (3,379,813)
                                                                                ----------         ----------
   NET DECREASE IN SHARES OUTSTANDING - INVESTOR CLASS ...................        (386,836)          (858,859)
                                                                                ----------         ----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ..........................................................        (124,074)         2,807,101
                                                                                ==========         ==========

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 55


Statements of Changes in Net Assets

          ENTERPRISE FUND                INTRINSIC SMALL CAP VALUE FUND
-----------------------------------   -----------------------------------
     For the                               For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2010       Year Ended       April 30, 2010       Year Ended
   (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
----------------   ----------------   ----------------   ----------------

       1,434               6,913              4,308             28,327
           0                   0                  0                  8
      (6,241)            (12,006)            (6,597)            (5,756)
    --------          ----------         ----------         ----------
      (4,807)             (5,093)            (2,289)            22,579
    --------          ----------         ----------         ----------
         660              10,346              1,800              9,225
      (4,963)                (39)              (547)                 0
    --------          ----------         ----------         ----------
      (4,303)             10,307              1,253              9,225
    --------          ----------         ----------         ----------
      71,093             609,104             64,136            427,361
    (101,502)           (624,551)           (83,616)          (513,381)
    --------          ----------         ----------         ----------
     (30,409)            (15,447)           (19,480)           (86,020)
    --------          ----------         ----------         ----------
     104,811           2,061,671            366,027          2,204,444
           0                   0                  0             16,707
    (865,546)         (2,183,199)          (607,009)        (2,409,081)
    --------          ----------         ----------         ----------
    (760,735)           (121,528)          (240,982)          (187,930)
    --------          ----------         ----------         ----------
     128,631             312,265            632,211          3,922,879
    (308,038)           (630,421)        (2,398,391)        (7,580,314)
    --------          ----------         ----------         ----------
    (179,407)           (318,156)        (1,766,180)        (3,657,435)
    --------          ----------         ----------         ----------

    (979,661)           (449,917)        (2,027,678)        (3,899,581)
    ========          ==========         ==========         ==========

             56 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                         MID CAP DISCIPLINED FUND
                                                                                   -----------------------------------
                                                                                       For the
                                                                                   Six Months Ended        For the
                                                                                    April 30, 2010       Year Ended
                                                                                      (Unaudited)     October 31, 2009
                                                                                   ----------------   ----------------
INCREASE IN NET ASSETS
   Beginning net assets ........................................................     $596,670,509      $ 574,306,723
OPERATIONS
   Net investment income (loss) ................................................        1,315,596          6,422,605
   Net realized gain (loss) on investments .....................................       36,693,267       (130,134,847)
   Net change in unrealized appreciation (depreciation) of investments .........       98,232,476        212,968,711
                                                                                     ------------      -------------
Net increase in net assets resulting from operations ...........................      136,241,339         89,256,469
                                                                                     ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ..................................................................          (84,767)           (36,781)
      Class C ..................................................................           (4,509)              (859)
      Administrator Class ......................................................         (939,686)        (1,003,586)
      Institutional Class ......................................................       (1,769,539)        (1,668,754)
      Investor Class ...........................................................       (3,176,340)        (3,304,983)
                                                                                     ------------      -------------
Total distributions to shareholders ............................................       (5,974,841)        (6,014,963)
                                                                                     ------------      -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A .........................................        2,032,655          8,029,596
   Reinvestment of distributions - Class A .....................................           83,552             35,664
   Cost of shares redeemed - Class A ...........................................       (1,203,111)        (2,966,516)
                                                                                     ------------      -------------
   Net increase (decrease) in net assets resulting from capital
      share transactions - Class A .............................................          913,096          5,098,744
                                                                                     ------------      -------------
   Proceeds from shares sold - Class C .........................................          136,281            565,484
   Reinvestment of distributions - Class C .....................................            3,166                772
   Cost of shares redeemed - Class C ...........................................          (11,930)           (33,298)
                                                                                     ------------      -------------
   Net increase in net assets resulting from capital share
      transactions - Class C ...................................................          127,517            532,958
                                                                                     ------------      -------------
   Proceeds from shares sold - Administrator Class .............................       10,585,969         67,888,417
   Reinvestment of distributions - Administrator Class .........................          931,351            988,815
   Cost of shares redeemed - Administrator Class ...............................      (31,822,850)       (73,308,730)
                                                                                     ------------      -------------
   Net increase (decrease) in net assets resulting from capital
      share transactions - Administrator Class .................................      (20,305,530)        (4,431,498)
                                                                                     ------------      -------------
   Proceeds from shares sold - Institutional Class .............................        4,815,672         47,136,090
   Reinvestment of distributions - Institutional Class .........................        1,757,231          1,658,842
   Cost of shares redeemed - Institutional Class ...............................      (27,825,748)       (49,817,618)
                                                                                     ------------      -------------
   Net increase (decrease) in net assets resulting from capital
      share transactions - Institutional Class .................................      (21,252,845)        (1,022,686)
                                                                                     ------------      -------------
   Proceeds from shares sold - Investor Class ..................................       31,194,749         89,200,703
   Reinvestment of distributions - Investor Class ..............................        3,064,892          3,154,113
   Cost of shares redeemed - Investor Class ....................................      (49,480,668)      (153,410,054)
                                                                                     ------------      -------------
   Net decrease in net assets resulting from capital share
      transactions - Investor Class ............................................      (15,221,027)       (61,055,238)
                                                                                     ------------      -------------
Net increase (decrease) in net assets resulting from capital
   share transactions - Total ..................................................      (55,738,789)       (60,877,720)
                                                                                     ------------      -------------
NET INCREASE IN NET ASSETS .....................................................       74,527,709         22,363,786
                                                                                     ============      =============
ENDING NET ASSETS ..............................................................     $671,198,218      $ 596,670,509
                                                                                     ============      =============
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME (LOSS) ................................................     $    104,062      $   4,763,307
                                                                                     ------------      -------------

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 57


Statements of Changes in Net Assets

          OPPORTUNITY FUND                  SMALL/MID CAP VALUE FUND
-----------------------------------   -----------------------------------
     For the                              For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2010       Year Ended       April 30, 2010       Year Ended
   (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
----------------   ----------------   ----------------   ----------------

$1,176,199,486      $1,013,861,257      $196,506,771       $135,051,022

      (697,951)          2,451,554           990,786          1,673,854
    72,479,104        (187,719,081)        1,094,004        (28,185,478)
   169,577,108         409,885,929        47,852,086         72,567,852
 -------------      --------------      ------------       ------------
   241,358,261         224,618,402        49,936,876         46,056,228
 -------------      --------------      ------------       ------------


       (47,285)                  0          (229,084)                 0
          (826)                  0           (23,540)                 0
      (589,833)                  0          (516,883)                 0
            NA                  NA          (124,564)                 0
    (1,925,323)                  0          (607,038)                 0
 -------------      --------------      ------------       ------------
    (2,563,267)                  0        (1,501,109)                 0
 -------------      --------------      ------------       ------------

     1,623,052           5,438,227         8,530,145         14,919,273
        46,844                   0           223,551                  0
    (3,094,437)         (8,948,233)       (3,622,321)        (6,045,734)
 -------------      --------------      ------------       ------------

    (1,424,541)         (3,510,006)        5,131,375          8,873,539
 -------------      --------------      ------------       ------------
        92,195             137,818         1,464,272          3,583,893
           708                   0            14,179                  0
             0                   0          (371,740)        (1,271,765)
 -------------      --------------      ------------       ------------

        92,903             137,818         1,106,711          2,312,128
 -------------      --------------      ------------       ------------
    21,393,185          24,751,931         6,543,086         31,249,342
       564,927                   0           450,909                  0
    (6,990,697)        (24,087,819)       (4,578,215)       (24,239,488)
 -------------      --------------      ------------       ------------

    14,967,415             664,112         2,415,780          7,009,854
 -------------      --------------      ------------       ------------
            NA                  NA         5,673,054          1,807,867
            NA                  NA            22,007                  0
            NA                  NA          (204,408)          (984,098)
 -------------      --------------      ------------       ------------

            NA                  NA         5,490,653            823,769
 -------------      --------------      ------------       ------------
    44,741,618          97,934,187         9,186,455         29,037,185
     1,866,929                   0           574,160                  0
   (97,098,417)       (157,506,284)      (14,693,357)       (32,656,954)
 -------------      --------------      ------------       ------------

   (50,489,870)        (59,572,097)       (4,932,742)        (3,619,769)
 -------------      --------------      ------------       ------------

   (36,854,093)        (62,280,173)        9,211,777         15,399,521
 -------------      --------------      ------------       ------------
   201,940,901         162,338,229        57,647,544         61,455,749
 =============      ==============      ============       ============
 $1,378,140,38      $1,176,199,486      $254,154,315       $196,506,771
 =============      ==============      ============       ============

 $    (698,912)     $    2,562,306      $    792,473       $  1,302,796
 -------------      --------------      ------------       ------------

             58 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                         MID CAP DISCIPLINED FUND
                                                                                   -----------------------------------
                                                                                        For the
                                                                                   Six Months Ended        For the
                                                                                    April 30, 2010      Year Ended
                                                                                      (Unaudited)     October 31, 2009
                                                                                   ----------------   ----------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .......................................................         111,197             597,205
   Shares issued in reinvestment of distributions - Class A ....................           4,883               2,735
   Shares redeemed - Class A ...................................................         (65,330)           (207,255)
                                                                                      ----------         -----------
   Net increase (decrease) in shares outstanding - Class A .....................          50,750             392,685
                                                                                      ----------         -----------
   Shares sold - Class C .......................................................           7,578              41,128
   Shares issued in reinvestment of distributions - Class C ....................             186                  59
   Shares redeemed - Class C ...................................................            (637)             (2,218)
                                                                                      ----------         -----------
   Net increase in shares outstanding - Class C ................................           7,127              38,969
                                                                                      ----------         -----------
   Shares sold - Administrator Class ...........................................         574,884           4,905,689
   Shares issued in reinvestment of distributions - Administrator Class ........          53,929              75,252
   Shares redeemed - Administrator Class .......................................      (1,759,457)         (5,227,215)
                                                                                      ----------         -----------
   Net increase (decrease) in shares outstanding - Administrator Class .........      (1,130,644)           (246,274)
                                                                                      ----------         -----------
   Shares sold - Institutional Class ...........................................         266,233           3,478,782
   Shares issued in reinvestment of distributions - Institutional Class ........         101,633             126,052
   Shares redeemed - Institutional Class .......................................      (1,534,483)         (3,537,681)
                                                                                      ----------         -----------
   Net increase (decrease) in shares outstanding - Institutional Class .........      (1,166,617)             67,153
                                                                                      ----------         -----------
   Shares sold - Investor Class ................................................       1,697,203           6,633,708
   Shares issued in reinvestment of distributions - Investor Class .............         177,161             239,492
   Shares redeemed - Investor Class ............................................      (2,733,662)        (11,223,952)
                                                                                      ----------         -----------
   Net decrease in shares outstanding - Investor Class .........................        (859,298)         (4,350,752)
                                                                                      ----------         -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ..................................................      (3,098,682)         (4,098,219)
                                                                                      ==========         ===========

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 59


Statements of Changes in Net Assets

         OPPORTUNITY FUND                  SMALL/MID CAP VALUE FUND
-----------------------------------   -----------------------------------
     For the                              For the
Six Months Ended        For the       Six Months Ended       For the
 April 30, 2010       Year Ended       April 30, 2010       Year Ended
   (Unaudited)     October 31, 2009      (Unaudited)     October 31, 2009
----------------   ----------------   ----------------   ----------------

       50,181            237,098            636,923          1,548,044
        1,529                  0             17,533                  0
      (97,586)          (394,900)          (267,308)          (689,780)
   ----------         ----------         ----------         ----------
      (45,876)          (157,802)           387,148            858,264
   ----------         ----------         ----------         ----------
        2,843              4,865            111,162            393,764
           23                  0              1,123                  0
            0                  0            (28,137)          (153,977)
   ----------         ----------         ----------         ----------
        2,866              4,865             84,148            239,787
   ----------         ----------         ----------         ----------
      653,811          1,070,078            471,967          3,486,533
       17,765                  0             34,792                  0
     (208,260)          (958,933)          (335,362)        (2,841,677)
   ----------         ----------         ----------         ----------
      463,316            111,145            171,397            644,856
   ----------         ----------         ----------         ----------
           NA                 NA            411,764            196,493
           NA                 NA              1,693                  0
           NA                 NA            (15,134)          (122,697)
   ----------         ----------         ----------         ----------
           NA                 NA            398,323             73,796
   ----------         ----------         ----------         ----------
    1,367,354          3,973,839            679,673          3,154,208
       59,608                  0             44,856                  0
   (2,986,219)        (6,666,550)        (1,093,543)        (3,684,642)
   ----------         ----------         ----------         ----------
   (1,559,257)        (2,692,711)          (369,014)          (530,434)
   ----------         ----------         ----------         ----------

   (1,138,951)        (2,734,503)           672,002          1,286,269
   ==========         ==========         ==========         ==========

             60 Wells Fargo Advantage Small and Mid Cap Stock Funds

                                                            Financial Highlights

                                                    Beginning                 Net Realized    Distributions
                                                    Net Asset       Net      and Unrealized      from Net      Distributions
                                                    Value Per   Investment     Gain (Loss)      Investment       from Net
                                                      Share        Loss      on Investments       Income      Realized Gains
                                                    ---------   ----------   --------------   -------------   --------------
DISCOVERY FUND
CLASS A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $15.69     (0.10)(5)         4.74            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $14.52     (0.09)(5)         1.26            0.00             0.00
November 1, 2007 to October 31, 2008 ............     $28.07     (0.17)(5)        (9.40)           0.00            (3.98)
August 1, 2007(2) to October 31, 2007 ...........     $25.25     (0.06)(5)         2.88            0.00             0.00
CLASS C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $15.41     (0.16)(5)         4.64            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $14.36     (0.20)(5)         1.25            0.00             0.00
November 1, 2007 to October 31, 2008 ............     $28.04     (0.32)(5)        (9.38)           0.00            (3.98)
August 1, 2007(2) to October 31, 2007 ...........     $25.25     (0.19)(5)         2.98            0.00             0.00
ADMINISTRATOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $15.86     (0.08)(5)         4.79            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $14.65     (0.07)(5)         1.28            0.00             0.00
November 1, 2007 to October 31, 2008 ............     $28.23     (0.13)(5)        (9.47)           0.00            (3.98)
November 1, 2006 to October 31, 2007 ............     $22.42     (0.16)(5)         7.13            0.00            (1.16)
November 1, 2005 to October 31, 2006 ............     $20.89     (0.56)            3.62            0.00            (1.53)
April 11, 2005(2) to October 31, 2005 ...........     $19.17     (0.05)            1.77            0.00             0.00
INSTITUTIONAL CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $15.99     (0.06)(5)         4.82            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $14.73     (0.05)(5)         1.31            0.00             0.00
November 1, 2007 to October 31, 2008 ............     $28.31     (0.09)(5)        (9.51)           0.00            (3.98)
November 1, 2006 to October 31, 2007 ............     $22.43     (0.08)(5)         7.12            0.00            (1.16)
August 31, 2006(2) to October 31, 2006 ..........     $21.42     (0.01)            1.02            0.00             0.00
INVESTOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $15.65     (0.10)(5)         4.72            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $14.49     (0.10)(5)         1.26            0.00             0.00
November 1, 2007 to October 31, 2008 ............     $28.02     (0.18)(5)        (9.37)           0.00            (3.98)
November 1, 2006 to October 31, 2007 ............     $22.31     (0.22)(5)         7.09            0.00            (1.16)
November 1, 2005 to October 31, 2006 ............     $20.84     (0.20)            3.20            0.00            (1.53)
January 1, 2005 to October 31, 2005(3) ..........     $21.53     (0.17)            0.45            0.00            (0.97)
January 1, 2004 to December 31, 2004 ............     $19.73     (0.21)            3.22            0.00            (1.21)
ENTERPRISE FUND
CLASS A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $24.24     (0.13)(5)         5.97            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $21.77     (0.14)(5)         2.61            0.00             0.00
November 1, 2007 to October 31, 2008(6) .........     $37.95     (0.25)(5)       (15.93)           0.00             0.00
November 1, 2006 to October 31, 2007(6) .........     $29.31     (0.26)(5)         8.90            0.00             0.00
November 1, 2005 to October 31, 2006(6) .........     $25.57     (0.31)            4.05            0.00             0.00
January 1, 2005 to October 31, 2005(6) ..........     $25.04     (0.21)(5)         0.74            0.00             0.00
January 1, 2004 to December 31, 2004(6) .........     $21.79     (0.27)(5)         3.52            0.00             0.00
CLASS C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $23.75     (0.22)(5)         5.83            0.00             0.00
November 1, 2008 to October 31, 2009 ............     $21.49     (0.31)(5)         2.57            0.00             0.00
March 31, 2008(2) to October 31, 2008 ...........     $30.67     (0.27)(5)        (8.91)           0.00             0.00

----------
(1.) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(2.) Commencement of class operations.

(3.) The Fund changed its fiscal year-end from December 31 to October 31.

(4.) Amount calculated is less than $0.005.

(5.) Calculated based upon average shares outstanding.

(6.) On June 20, 2008, Advisor Class was renamed to Class A.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 61


Financial Highlights

                      Ratio to Average
  Ending           Net Assets (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share          Loss        Expenses   Expenses   Return(1)      Rate     (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------


  $20.33         (0.54)%       1.38%      1.33%       29.64%       56%         $  4,758
  $15.69         (0.68)%       1.43%      1.33%        8.06%      221%         $  3,750
  $14.52         (0.85)%       1.41%      1.33%      (39.00)%     153%         $  3,150
  $28.07         (0.87)%       1.38%      1.30%       11.17%      137%         $    220

  $19.89         (0.92)%       2.13%      2.08%       29.16%       56%         $  3,152
  $15.41         (1.47)%       2.18%      2.08%        7.24%      221%         $  2,334
  $14.36         (1.59)%       2.18%      2.08%      (39.57)%     153%         $  1,471
  $28.04         (2.85)%       2.02%      1.88%       11.05%      137%         $    362

  $20.57         (0.45)%       1.20%      1.15%       29.76%       56%         $127,340
  $15.86         (0.52)%       1.25%      1.15%        8.26%      221%         $103,576
  $14.65         (0.62)%       1.24%      1.15%      (38.87)%     153%         $ 82,359
  $28.23         (0.65)%       1.22%      1.15%       32.49%      137%         $122,576
  $22.42         (0.69)%       1.25%      1.15%       15.22%      120%         $ 68,374
  $20.89         (0.76)%       1.24%      1.13%        8.97%      110%         $  5,043

  $20.75         (0.34)%       0.93%      0.93%       29.91%       56%         $101,268
  $15.99         (0.37)%       0.96%      0.95%        8.49%      221%         $ 68,395
  $14.73         (0.45)%       1.00%      0.95%      (38.74)%     153%         $ 23,455
  $28.31         (0.32)%       0.96%      0.95%       32.80%      137%         $  6,359
  $22.43         (0.37)%       0.87%      0.87%        4.72%      120%         $     10

  $20.27         (0.57)%       1.48%      1.38%       29.58%       56%         $226,492
  $15.65         (0.74)%       1.53%      1.38%        8.01%      221%         $180,898
  $14.49         (0.84)%       1.56%      1.38%      (39.00)%     153%         $179,913
  $28.02         (0.89)%       1.57%      1.38%       32.19%      137%         $309,759
  $22.31         (0.91)%       1.58%      1.38%       14.96%      120%         $218,187
  $20.84         (1.00)%       1.55%      1.39%        1.68%      110%         $199,313
  $21.53         (1.11)%       1.44%      1.40%       15.69%      171%         $191,181


  $30.08         (0.48)%       1.39%      1.35%       24.13%       69%         $    877
  $24.24         (0.64)%       1.44%      1.36%       11.35%      203%         $    824
  $21.77         (0.79)%       1.45%      1.40%      (42.63)%     179%         $    851
  $37.95         (0.79)%       1.42%      1.40%       29.48%      117%         $  1,769
  $29.31         (0.89)%       1.42%      1.39%       14.63%      118%         $  1,761
  $25.57         (1.02)%       1.49%      1.45%        2.12%      116%         $  1,430
  $25.04         (1.22)%       1.60%      1.55%       14.92%      184%         $  1,529

  $29.36         (0.84)%       2.14%      2.10%       23.67%       69%         $    205
  $23.75         (1.43)%       2.19%      2.11%       10.52%      203%         $    268
  $21.49         (1.58)%       2.18%      2.15%      (29.96)%     179%         $     21

             62 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning                    Net Realized    Distributions
                                                    Net Asset        Net        and Unrealized      from Net      Distributions
                                                    Value Per     Investment      Gain (Loss)      Investment       from Net
                                                      Share     Income (Loss)   on Investments       Income      Realized Gains
                                                    ---------   -------------   --------------   -------------   --------------
ENTERPRISE FUND (continued)
ADMINISTRATOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $24.86       (0.11)(5)          6.13            0.00            0.00
November 1, 2008 to October 31, 2009 ............     $22.27       (0.09)(5)          2.68            0.00            0.00
November 1, 2007 to October 31, 2008 ............     $38.71       (0.18)(5)        (16.26)           0.00            0.00
November 1, 2006 to October 31, 2007 ............     $29.83       (0.18)(5)          9.06            0.00            0.00
November 1, 2005 to October 31, 2006 ............     $25.95        0.07              3.81            0.00            0.00
January 1, 2005 to October 31, 2005(3) ..........     $25.36       (0.14)(5)          0.73            0.00            0.00
January 1, 2004 to December 31, 2004 ............     $21.98       (0.19)(5)          3.57            0.00            0.00
INSTITUTIONAL CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $25.11       (0.07)(5)          6.19            0.00            0.00
November 1, 2008 to October 31, 2009 ............     $22.44       (0.04)(5)          2.71            0.00            0.00
November 1, 2007 to October 31, 2008 ............     $38.90       (0.10)(5)        (16.36)           0.00            0.00
November 1, 2006 to October 31, 2007 ............     $29.90       (0.10)(5)          9.10            0.00            0.00
November 1, 2005 to October 31, 2006 ............     $25.95       (0.34)             4.29            0.00            0.00
January 1, 2005 to October 31, 2005(3) ..........     $25.30       (0.10)(5)          0.75            0.00            0.00
January 1, 2004 to December 31, 2004 ............     $21.87       (0.11)(5)          3.54            0.00            0.00
INVESTOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $23.99       (0.14)(5)          5.90            0.00            0.00
November 1, 2008 to October 31, 2009 ............     $21.56       (0.16)(5)          2.59            0.00            0.00
November 1, 2007 to October 31, 2008 ............     $37.62       (0.29)(5)        (15.77)           0.00            0.00
November 1, 2006 to October 31, 2007 ............     $29.11       (0.32)(5)          8.83            0.00            0.00
November 1, 2005 to October 31, 2006 ............     $25.43       (0.33)             4.01            0.00            0.00
January 1, 2005 to October 31, 2005(3) ..........     $24.95       (0.25)(5)          0.73            0.00            0.00
January 1, 2004 to December 31, 2004 ............     $21.78       (0.34)(5)          3.51            0.00            0.00
(INTRINSIC SMALL CAP VALUE FUND)
CLASS A
November 1, 2009 to April 30, 2010 (Unaudited) ..     $11.52       (0.02)(5)          3.15            0.00            0.00
November 1, 2008 to October 31, 2009 ............     $11.08       (0.02)(5)          0.47            0.00            0.00
March 31, 2008(2) to October 31, 2008 ...........     $13.72        0.00(4,5)        (2.64)           0.00            0.00
CLASS C
November 1, 2009 to April 30, 2010 (Unaudited) ..     $11.31       (0.07)(5)          3.09            0.00            0.00
November 1, 2008 to October 31, 2009 ............     $10.95       (0.09)(5)          0.45            0.00            0.00
March 31, 2008(2) to October 31, 2008 ...........     $13.61       (0.06)(5)         (2.60)           0.00            0.00
ADMINISTRATOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $11.58       (0.01)(5)          3.17            0.00            0.00
November 1, 2008 to October 31, 2009 ............     $11.10        0.02(5)           0.46            0.00            0.00
November 1, 2007 to October 31, 2008 ............     $18.10        0.06(5)          (5.70)          (0.22)          (1.14)
November 1, 2006 to October 31, 2007 ............     $18.11        0.11(5)           0.75            0.00           (0.87)
November 1, 2005 to October 31, 2006 ............     $16.07        0.01(5)           2.81            0.00           (0.78)
April 11, 2005(2) to October 31, 2005 ...........     $15.99       (0.01)             0.09            0.00            0.00
INSTITUTIONAL CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $11.63        0.01(5)           3.18            0.00            0.00
November 1, 2008 to October 31, 2009 ............     $11.15        0.04(5)           0.47            0.00            0.00
November 1, 2007 to October 31, 2008 ............     $18.19        0.09(5)          (5.73)          (0.26)          (1.14)
November 1, 2006 to October 31, 2007 ............     $18.16        0.15(5)           0.75            0.00           (0.87)
November 1, 2005 to October 31, 2006 ............     $16.09        0.03(5)           2.82            0.00           (0.78)
April 11, 2005(2) to October 31, 2005 ...........     $15.99        0.00(4)           0.10            0.00            0.00
INVESTOR CLASS
November 1, 2009 to April 30, 2010 (Unaudited) ..     $11.43       (0.02)(5)          3.12            0.00            0.00
November 1, 2008 to October 31, 2009 ............     $10.99       (0.01)(5)          0.45            0.00            0.00
November 1, 2007 to October 31, 2008 ............     $17.92        0.02(5)          (5.65)          (0.16)          (1.14)
November 1, 2006 to October 31, 2007 ............     $18.00        0.05(5)           0.74            0.00           (0.87)
November 1, 2005 to October 31, 2006 ............     $16.04       (0.06)(5)          2.80            0.00           (0.78)
January 1, 2005 to October 31, 2005(3) ..........     $16.70       (0.07)            (0.38)           0.00           (0.21)
January 1, 2004 to December 31, 2004 ............     $13.91       (0.06)             3.75            0.00           (0.90)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 63


Financial Highlights

                                   Ratio to Average
               Ending           Net Assets (Annualized)
             Net Asset   ------------------------------------               Portfolio    Net Assets at
  Return     Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
of Capital     Share      Income (Loss)   Expenses   Expenses   Return(1)      Rate     (000's omitted)
----------   ---------   --------------   --------   --------   ---------   ---------   ---------------


    0.00       $30.88        (0.38)%        1.21%      1.15%      24.31%        69%         $ 18,935
    0.00       $24.86        (0.44)%        1.26%      1.15%      11.59%       203%         $ 16,000
    0.00       $22.27        (0.55)%        1.26%      1.15%     (42.47)%      179%         $ 14,677
    0.00       $38.71        (0.54)%        1.24%      1.15%      29.77%       117%         $  3,358
    0.00       $29.83        (0.63)%        1.23%      1.15%      14.95%       118%         $  2,553
    0.00       $25.95        (0.64)%        1.23%      1.15%       2.33%       116%         $  3,290
    0.00       $25.36        (0.83)%        1.34%      1.14%      15.38%       184%         $ 12,499

    0.00       $31.23        (0.25)%        0.94%      0.90%      24.41%        69%         $117,355
    0.00       $25.11        (0.18)%        0.99%      0.90%      11.90%       203%         $113,467
    0.00       $22.44        (0.29)%        0.98%      0.90%     (42.31)%      179%         $104,121
    0.00       $38.90        (0.30)%        0.97%      0.90%      30.10%       117%         $126,347
    0.00       $29.90        (0.39)%        0.98%      0.90%      15.22%       118%         $ 36,587
    0.00       $25.95        (0.47)%        0.97%      0.88%       2.57%       116%         $ 15,780
    0.00       $25.30        (0.47)%        0.88%      0.83%      15.68%       184%         $  7,126

    0.00       $29.75        (0.53)%        1.49%      1.45%      24.10%        69%         $140,670
    0.00       $23.99        (0.74)%        1.54%      1.46%      11.22%       203%         $117,725
    0.00       $21.56        (0.91)%        1.57%      1.53%     (42.69)%      179%         $112,689
    0.00       $37.62        (0.96)%        1.59%      1.57%      29.23%       117%         $209,651
    0.00       $29.11        (1.05)%        1.59%      1.56%      14.47%       118%         $192,533
    0.00       $25.43        (1.23)%        1.69%      1.65%       1.92%       116%         $196,077
    0.00       $24.95        (1.51)%        1.89%      1.85%      14.55%       184%         $260,212


    0.00       $14.65        (0.15)%        1.54%      1.45%      27.17%        27%         $    335
   (0.01)      $11.52        (0.17)%        1.57%      1.45%       4.09%        64%         $    290
    0.00       $11.08         0.01%         1.55%      1.45%     (19.24)%       77%         $     29

    0.00       $14.33        (0.55)%        2.30%      2.20%      26.70%        27%         $    185
    0.00       $11.31        (0.90)%        2.31%      2.20%       3.29%        64%         $    132
    0.00       $10.95        (0.76)%        2.33%      2.20%     (19.54)%       77%         $     26

    0.00       $14.74        (0.04)%        1.36%      1.20%      27.29%        27%         $  7,008
    0.00       $11.58         0.18%         1.38%      1.20%       4.32%        64%         $  5,730
    0.00       $11.10         0.41%         1.38%      1.20%     (33.26)%       77%         $  6,447
    0.00       $18.10         0.58%         1.39%      1.20%       4.84%        97%         $ 12,548
    0.00       $18.11         0.08%         1.39%      1.20%      18.17%       100%         $  5,999
    0.00       $16.07        (0.30)%        1.45%      1.24%       0.50%        56%         $  1,141

    0.00       $14.82         0.06%         1.09%      1.00%      27.43%        27%         $ 79,277
   (0.03)      $11.63         0.36%         1.11%      1.00%       4.61%        64%         $ 65,014
    0.00       $11.15         0.60%         1.11%      1.00%     (33.17)%       77%         $ 64,444
    0.00       $18.19         0.84%         1.12%      1.00%       5.05%        97%         $114,345
    0.00       $18.16         0.20%         1.11%      1.00%      18.34%       100%         $ 63,905
    0.00       $16.09         0.08%         1.10%      0.58%       0.63%        56%         $  2,162

    0.00       $14.53        (0.18)%        1.64%      1.49%      27.12%        27%         $203,224
    0.00       $11.43        (0.12)%        1.67%      1.49%       4.00%        64%         $180,060
    0.00       $10.99         0.11%         1.70%      1.49%     (33.46)%       77%         $213,243
    0.00       $17.92         0.26%         1.74%      1.53%       4.46%        97%         $384,047
    0.00       $18.00        (0.37)%        1.73%      1.61%      17.68%       100%         $356,484
    0.00       $16.04        (0.57)%        1.73%      1.62%      (2.71)%       56%         $172,013
    0.00       $16.70        (0.55)%        1.65%      1.59%      27.04%        41%         $135,287

             64 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                             Beginning                  Net Realized   Distributions
                                                             Net Asset       Net       and Unrealized     from Net     Distributions
                                                             Value Per    Investment     Gain (Loss)     Investment      from Net
                                                               Share    Income (Loss)  on Investments      Income     Realized Gains
                                                             ---------  -------------  --------------  -------------  --------------
MID CAP DISCIPLINED FUND
Class A
November 1, 2009 to April 30, 2010 (Unaudited) ............    $15.98      0.03(5)           3.77          (0.17)          0.00
November 1, 2008 to October 31, 2009 ......................    $13.90      0.13(5)           2.14          (0.19)          0.00
November 1, 2007 to October 31, 2008 ......................    $23.12      0.28             (7.34)         (0.28)         (1.88)
August 1, 2007(2) to October 31, 2007 .....................    $22.85      0.07(5)           0.20           0.00           0.00
Class C
November 1, 2009 to April 30, 2010 (Unaudited) ............    $15.85     (0.04)(5)          3.75          (0.10)          0.00
November 1, 2008 to October 31, 2009 ......................    $13.83      0.02(5)           2.14          (0.14)          0.00
November 1, 2007 to October 31, 2008 ......................    $23.08      0.14             (7.31)         (0.20)         (1.88)
August 1, 2007(2) to October 31, 2007 .....................    $22.85      0.05(5)           0.18           0.00           0.00
Administrator Class
November 1, 2009 to April 30, 2010 (Unaudited) ............    $16.14      0.04(5)           3.81          (0.18)          0.00
November 1, 2008 to October 31, 2009 ......................    $13.99      0.17(5)           2.15          (0.17)          0.00
November 1, 2007 to October 31, 2008 ......................    $23.16      0.13             (7.20)         (0.22)         (1.88)
November 1, 2006 to October 31, 2007 ......................    $23.40      0.21(5)           1.11          (0.15)         (1.41)
November 1, 2005 to October 31, 2006 ......................    $23.25      0.12              3.47          (0.02)         (3.42)
April 11, 2005(2) to October 31, 2005 .....................    $21.84      0.05(5)           1.36           0.00           0.00
Institutional Class
November 1, 2009 to April 30, 2010 (Unaudited) ............    $16.19      0.07(5)           3.81          (0.22)          0.00
November 1, 2008 to October 31, 2009 ......................    $14.05      0.21(5)           2.14          (0.21)          0.00
November 1, 2007 to October 31, 2008 ......................    $23.26      0.18             (7.22)         (0.29)         (1.88)
November 1, 2006 to October 31, 2007 ......................    $23.47      0.29(5)           1.10          (0.19)         (1.41)
November 1, 2005 to October 31, 2006 ......................    $23.28      0.20              3.46          (0.05)         (3.42)
April 11, 2005(2) to October 31, 2005 .....................    $21.84      0.07(5)           1.37           0.00           0.00
Investor Class
November 1, 2009 to April 30, 2010 (Unaudited) ............    $16.13      0.03(5)           3.81          (0.15)          0.00
November 1, 2008 to October 31, 2009 ......................    $13.97      0.14(5)           2.14          (0.12)          0.00
November 1, 2007 to October 31, 2008 ......................    $23.11      0.14             (7.23)         (0.17)         (1.88)
November 1, 2006 to October 31, 2007 ......................    $23.36      0.18(5)           1.10          (0.12)         (1.41)
November 1, 2005 to October 31, 2006 ......................    $23.23      0.10              3.45           0.00          (3.42)
January 1, 2005 to October 31, 2005(3) ....................    $22.34      0.00(4, 5)        1.07           0.00          (0.18)
January 1, 2004 to December 31, 2004 ......................    $20.13      0.06              4.00          (0.05)         (1.80)
OPPORTUNITY FUND
Class A
November 1, 2009 to April 30, 2010 (Unaudited) ............    $28.81     (0.01)(5)          6.01          (0.07)          0.00
November 1, 2008 to October 31, 2009 ......................    $23.24      0.07(5)           5.50           0.00           0.00
November 1, 2007 to October 31, 2008(6) ...................    $45.42      0.08(5)         (15.15)         (0.47)         (6.47)
November 1, 2006 to October 31, 2007(6) ...................    $47.74      0.24(5)           5.94          (0.06)         (8.44)
November 1, 2005 to October 31, 2006(6) ...................    $46.57      0.23              5.87           0.00          (4.93)
January 1, 2005 to October 31, 2005(3, 6) .................    $45.71     (0.12)(5)          0.98           0.00           0.00
January 1, 2004 to December 31, 2004(6) ...................    $38.94     (0.34)             7.11           0.00           0.00
Class C
November 1, 2009 to April 30, 2010 (Unaudited) ............    $29.12     (0.14)(5)          6.06          (0.13)          0.00
November 1, 2008 to October 31, 2009 ......................    $23.66     (0.17)(5)          5.63           0.00           0.00
March 31, 2008(2) to October 31, 2008 .....................    $33.56     (0.06)(5)         (9.84)          0.00           0.00
Administrator Class
November 1, 2009 to April 30, 2010 (Unaudited) ............    $29.95      0.03(5)           6.25          (0.14)          0.00
November 1, 2008 to October 31, 2009 ......................    $24.10      0.13(5)           5.72           0.00           0.00
November 1, 2007 to October 31, 2008 ......................    $46.86      0.17(5)         (15.69)         (0.60)         (6.47)
November 1, 2006 to October 31, 2007 ......................    $49.05      0.33(5)           6.14          (0.22)         (8.44)
November 1, 2005 to October 31, 2006 ......................    $47.61      0.19              6.18           0.00          (4.93)
January 1, 2005 to October 31, 2005(3) ....................    $46.65     (0.05)(5)          1.01           0.00           0.00
January 1, 2004 to December 31, 2004 ......................    $39.58     (0.14)             7.21           0.00           0.00
Investor Class
November 1, 2009 to April 30, 2010 (Unaudited) ............    $29.44     (0.02)(5)          6.14          (0.06)          0.00
November 1, 2008 to October 31, 2009 ......................    $23.76      0.05(5)           5.63           0.00           0.00
November 1, 2007 to October 31, 2008 ......................    $46.28      0.06(5)         (15.48)         (0.46)         (6.47)
November 1, 2006 to October 31, 2007 ......................    $48.54      0.23(5)           6.04          (0.09)         (8.44)
November 1, 2005 to October 31, 2006 ......................    $47.29      0.09              6.09           0.00          (4.93)
January 1, 2005 to October 31, 2005(3) ....................    $46.40     (0.10)(5)          0.99           0.00           0.00
January 1, 2004 to December 31, 2004 ......................    $39.45     (0.26)             7.21           0.00           0.00

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 65


Financial Highlights

                           Ratio to Average Net Assets
              Ending              (Annualized)
            Net Asset  ----------------------------------             Portfolio   Net Assets at
  Return    Value Per  Net Investment    Gross      Net      Total     Turnover   End of Period
of Capital    Share     Income (Loss)  Expenses  Expenses  Return(1)     Rate    (000's omitted)
----------  ---------  --------------  --------  --------  ---------  ---------  ---------------


   0.00       $19.61        0.17%        1.37%     1.25%     23.94%       49%       $   10,491
   0.00       $15.98        0.94%        1.35%     1.23%     16.67%      106%       $    7,738
   0.00       $13.90        0.65%        1.38%     1.25%    (33.17)%     158%       $    1,273
   0.00       $23.12        1.17%        1.39%     1.20%      1.18%      113%       $      104

   0.00       $19.46       (0.21)%       2.12%     2.00%     23.49%       49%       $    1,006
   0.00       $15.85        0.11%        2.11%     1.98%     15.81%      106%       $      707
   0.00       $13.83       (0.08)%       2.01%     2.00%    (33.66)%     158%       $       78
   0.00       $23.08        0.79%        2.12%     1.98%      1.01%      113%       $       10

   0.00       $19.81        0.25%        1.19%     1.15%     23.99%       49%       $   94,225
   0.00       $16.14        1.21%        1.19%     1.11%     16.83%      106%       $   95,005
   0.00       $13.99        0.81%        1.21%     1.15%    (33.08)%     158%       $   85,786
   0.00       $23.16        0.91%        1.17%     1.15%      5.75%      113%       $  119,079
   0.00       $23.40        0.70%        1.20%     1.15%     17.47%      125%       $   97,014
   0.00       $23.25        0.36%        1.20%     1.14%      6.46%       94%       $   54,344

   0.00       $19.85        0.37%        0.92%     0.90%     24.16%       49%       $  137,497
   0.00       $16.19        1.46%        0.92%     0.85%     17.04%      106%       $  131,036
   0.00       $14.05        1.06%        0.96%     0.90%    (32.89)%     158%       $  112,753
   0.00       $23.26        1.23%        0.90%     0.90%      6.04%      113%       $  157,342
   0.00       $23.47        0.93%        0.92%     0.90%     17.77%      125%       $  137,471
   0.00       $23.28        0.53%        0.92%     0.88%      6.59%       94%       $  116,867

   0.00       $19.82        0.15%        1.47%     1.31%     23.91%       49%       $  427,978
   0.00       $16.13        1.02%        1.48%     1.31%     16.55%      106%       $  362,184
   0.00       $13.97        0.67%        1.54%     1.31%    (33.19)%     158%       $  374,417
   0.00       $23.11        0.76%        1.52%     1.31%      5.58%      113%       $  839,228
   0.00       $23.36        0.53%        1.54%     1.31%     17.26%      125%       $  756,815
   0.00       $23.23        0.02%        1.51%     1.34%      4.83%       94%       $  535,900
   0.00       $22.34        0.36%        1.35%     1.30%     21.18%       62%       $  676,333


   0.00       $34.74       (0.04)%       1.32%     1.29%     20.81%       18%       $   23,859
   0.00       $28.81        0.28%        1.35%     1.29%     23.97%       55%       $   21,108
  (0.17)      $23.24        0.22%        1.34%     1.29%    (38.55)%      73%       $   20,695
   0.00       $45.42        0.55%        1.36%     1.29%     14.89%       56%       $   44,558
   0.00       $47.74        0.39%        1.30%     1.29%     13.86%       39%       $   51,489
   0.00       $46.57       (0.49)%       1.42%     1.40%      1.88%       35%       $  119,986
   0.00       $45.71       (0.76)%       1.60%     1.56%     17.39%       42%       $  137,439

   0.00       $34.91       (0.43)%       2.08%     2.04%     20.38%       18%       $      280
   0.00       $29.12       (0.63)%       2.08%     2.04%     23.08%       55%       $      150
   0.00       $23.66       (0.33)%       2.10%     2.04%    (29.50)%      73%       $        7

   0.00       $36.09        0.08%        1.14%     1.04%     21.02%       18%       $  166,326
   0.00       $29.95        0.51%        1.17%     1.04%     24.27%       55%       $  124,175
  (0.17)      $24.10        0.49%        1.17%     1.04%    (38.41)%      73%       $   97,243
   0.00       $46.86        0.73%        1.18%     1.04%     15.17%       56%       $  151,776
   0.00       $49.05        0.48%        1.13%     1.04%     14.15%       39%       $  167,560
   0.00       $47.61       (0.14)%       1.13%     1.03%      2.06%       35%       $  131,102
   0.00       $46.65       (0.35)%       1.27%     1.15%     17.86%       42%       $    1,337

   0.00       $35.50       (0.07)%       1.42%     1.35%     20.80%       18%       $1,187,675
   0.00       $29.44        0.21%        1.46%     1.35%     23.91%       55%       $1,030,766
  (0.17)      $23.76        0.17%        1.49%     1.35%    (38.60)%      73%       $  895,916
   0.00       $46.28        0.50%        1.53%     1.35%     14.81%       56%       $1,721,922
   0.00       $48.54        0.18%        1.47%     1.35%     13.81%       39%       $1,834,134
   0.00       $47.29       (0.46)%       1.46%     1.36%      1.92%       35%       $1,938,610
   0.00       $46.40       (0.55)%       1.39%     1.35%     17.62%       42%       $2,389,496

             66 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                             Beginning                  Net Realized   Distributions
                                                             Net Asset       Net       and Unrealized     from Net     Distributions
                                                             Value Per   Investment      Gain (Loss)     Investment      from Net
                                                               Share    Income (Loss)  on Investments      Income     Realized Gains
                                                             ---------  -------------  --------------  -------------  --------------
SMALL/MID CAP VALUE FUND
Class A
November 1, 2009 to April 30, 2010 (Unaudited) ............    $11.78      0.06(5)           2.89          (0.09)          0.00
November 1, 2008 to October 31, 2009 ......................    $ 8.78      0.11(5)           2.89           0.00           0.00
November 1, 2007 to October 31, 2008 ......................    $18.19      0.11(5)          (7.84)         (0.09)         (1.59)
August 1, 2007(2) to October 31, 2007 .....................    $17.09     (0.02)(5)          1.12           0.00           0.00
Class C
November 1, 2009 to April 30, 2010 (Unaudited) ............    $11.62      0.01(5)           2.85          (0.03)          0.00
November 1, 2008 to October 31, 2009 ......................    $ 8.72      0.04(5)           2.86           0.00           0.00
November 1, 2007 to October 31, 2008 ......................    $18.15      0.02(5)          (7.81)         (0.05)         (1.59)
August 1, 2007(2) to October 31, 2007 .....................    $17.09     (0.06)(5)          1.12           0.00           0.00
Administrator Class
November 1, 2009 to April 30, 2010 (Unaudited) ............    $11.99      0.07(5)           2.94          (0.11)          0.00
November 1, 2008 to October 31, 2009 ......................    $ 8.92      0.13(5)           2.94           0.00           0.00
November 1, 2007 to October 31, 2008 ......................    $18.37      0.12(5)          (7.91)         (0.07)         (1.59)
November 1, 2006 to October 31, 2007 ......................    $16.45     (0.05)(5)          2.20           0.00          (0.23)
November 1, 2005 to October 31, 2006 ......................    $14.65      0.00(4)           2.12           0.00          (0.32)
April 11, 2005(2) to October 31, 2005 .....................    $13.22      0.00(4)           1.43           0.00           0.00
Institutional Class
November 1, 2009 to April 30, 2010 (Unaudited) ............    $12.04      0.09(5)           2.95          (0.13)          0.00
November 1, 2008 to October 31, 2009 ......................    $ 8.93      0.15(5)           2.96           0.00           0.00
November 1, 2007 to October 31, 2008 ......................    $18.40      0.15(5)          (7.93)         (0.10)         (1.59)
November 1, 2006 to October 31, 2007 ......................    $16.45     (0.03)(5)          2.21           0.00          (0.23)
August 31, 2006(2) to October 31, 2006 ....................    $16.01      0.01              0.43           0.00           0.00
Investor Class
November 1, 2009 to April 30, 2010 (Unaudited) ............    $11.81      0.05(5)           2.91          (0.08)          0.00
November 1, 2008 to October 31, 2009 ......................    $ 8.81      0.10(5)           2.90           0.00           0.00
November 1, 2007 to October 31, 2008 ......................    $18.18      0.06(5)          (7.82)         (0.02)         (1.59)
November 1, 2006 to October 31, 2007 ......................    $16.34     (0.12)(5)          2.19           0.00          (0.23)
November 1, 2005 to October 31, 2006 ......................    $14.62     (0.01)             2.05           0.00          (0.32)
January 1, 2005 to October 31, 2005(3) ....................    $13.83     (0.08)             1.22           0.00          (0.35)
January 1, 2004 to December 31, 2004 ......................    $12.01     (0.13)             2.43           0.00          (0.48)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 67


Financial Highlights

               Ratio to Average Net Assets
 Ending              (Annualized)
Net Asset  ----------------------------------             Portfolio   Net Assets at
Value Per  Net Investment    Gross      Net      Total     Turnover   End of Period
  Share     Income (Loss)  Expenses  Expenses  Return(1)     Rate    (000's omitted)
---------  --------------  --------  --------  ---------  ---------  ---------------


  $14.64        0.43%        1.50%     1.40%     25.19%       19%       $ 39,662
  $11.78        1.12%        1.57%     1.40%     34.17%       35%       $ 27,370
  $ 8.78        0.83%        1.55%     1.40%    (46.09)%      43%       $ 12,859
  $18.19       (0.50)%       1.50%     1.27%      6.44%       89%       $    444

  $14.45        0.05%        2.25%     2.15%     24.73%       19%       $ 12,474
  $11.62        0.40%        2.26%     2.11%     33.26%       35%       $  9,052
  $ 8.72        0.16%        2.30%     2.15%    (46.46)%      43%       $  4,700
  $18.15       (1.32)%       2.27%     2.10%      6.20%       89%       $     45

  $14.89        0.55%        1.32%     1.15%     25.26%       19%       $ 71,438
  $11.99        1.34%        1.39%     1.15%     34.42%       35%       $ 55,463
  $ 8.92        0.86%        1.43%     1.15%    (45.89)%      43%       $ 35,489
  $18.37       (0.30)%       1.37%     1.15%     13.24%       89%       $ 41,988
  $16.45        0.08%        1.43%     1.15%     14.66%       56%       $ 75,172
  $14.65       (0.18)%       1.48%     1.24%     10.82%       80%       $ 31,613

  $14.95        0.67%        1.05%     0.95%     25.43%       19%       $ 18,238
  $12.04        1.58%        1.12%     0.95%     34.83%       35%       $  9,895
  $ 8.93        1.07%        1.16%     0.95%    (45.83)%      43%       $  6,679
  $18.40       (0.18)%       1.10%     0.94%     13.42%       89%       $  2,902
  $16.45        0.53%        1.04%     0.89%      2.75%       56%       $     10

  $14.69        0.38%        1.59%     1.49%     25.13%       19%       $112,343
  $11.81        1.02%        1.67%     1.49%     34.05%       35%       $ 94,728
  $ 8.81        0.44%        1.69%     1.49%    (46.14)%      43%       $ 75,324
  $18.18       (0.68)%       1.73%     1.52%     12.83%       89%       $169,624
  $16.34       (0.33)%       1.78%     1.57%     14.13%       56%       $150,180
  $14.62       (1.01)%       1.95%     1.70%      8.45%       80%       $ 37,526
  $13.83       (1.30)%       2.06%     1.76%     19.37%      133%       $ 17,678

             68 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage Discovery Fund ("Discovery Fund"), Wells Fargo Advantage Enterprise Fund ("Enterprise Fund"), Wells Fargo Advantage Intrinsic Small Cap Value Fund ("Intrinsic Small Cap Value Fund" ) (formerly Wells Fargo Advantage Small Cap Disciplined Fund), Wells Fargo Advantage Mid Cap Disciplined Fund ("Mid Cap Disciplined Fund"), Wells Fargo Advantage Opportunity Fund ("Opportunity Fund" ) and Wells Fargo Advantage Small/Mid Cap Value Fund ("Small/Mid Cap Value Fund" ) (each, a "Fund", collectively, the "Funds"). Each Fund is a diversified series of the Trust, a Delaware statutory trust organized on November 8, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 69


Notes to Financial Statements (Unaudited)

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and loses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions are invested in Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC ("Funds Management"), and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

             70 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Funds and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the six months ended April 30, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.

FUTURES CONTRACTS

Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

OPTIONS

Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 71


Notes to Financial Statements (Unaudited)

As of April 30, 2010, the following Funds owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds' securities lending agent on behalf of the Funds through a joint account with cash collateral received by the Funds pursuant to loans of the Funds' securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs have been restructured following default and are valued at fair value as shown in the Portfolio of Investments.

                                  Restructured
                                 SIVs ($Value)   % of Net Assets
                                 -------------   ---------------
DISCOVERY FUND                     $2,382,631          0.51
ENTERPRISE FUND                     2,342,629          0.84
INTRINSIC SMALL CAP VALUE FUND      1,130,776          0.39
MID CAP DISCIPLINED FUND            2,139,338          0.32
OPPORTUNITY FUND                    6,258,668          0.45

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the restructured SIVs that were purchased on its behalf through the investment of cash collateral. Fluctuations in the values of restructured SIVs generate unrealized gains or losses for a Fund, which are reflected in the Fund's Statement of Assets and Liabilities.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds' lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds' ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending ("side pocketing") based on each Fund's percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund's ownership of defaulted or impaired SIVs in the joint account based on each such Fund's percentage ownership of the joint account as of such date.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

             72 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

At October 31, 2009, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                                Expiration
                                 ----------------------------------------
                                     2010          2016          2017
                                 -----------   -----------   ------------
DISCOVERY FUND                   $         0   $21,827,443   $ 84,257,601
ENTERPRISE FUND                   64,764,000     7,310,275     80,744,082
INTRINSIC SMALL CAP VALUE FUND             0    15,661,688     79,906,521
MID CAP DISCIPLINED FUND                   0    35,952,326    129,070,089
OPPORTUNITY FUND                           0    20,924,853    169,755,793
SMALL/MID CAP VALUE FUND                   0     1,722,615     26,417,454

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2010, the inputs used in valuing the Fund's assets, which are carried at fair value, were as follows:

                                                  Significant Other       Significant
                                  Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES           (Level 1)         (Level 2)            (Level 3)             Total
-------------------------        --------------   -----------------   -------------------   --------------
DISCOVERY FUND
   Equity securities
      COMMON STOCKS              $  445,931,224      $         0           $        0       $  445,931,224
   Corporate bonds and notes                  0                0            2,382,631            2,382,631
   Investment companies              16,204,145       60,609,025                    0           76,813,170
                                 $  462,135,369      $60,609,025           $2,382,631       $  525,127,025

             Wells Fargo Advantage Small and Mid Cap Stock Funds 73

Notes to Financial Statements (Unaudited)

                                                  Significant Other       Significant
                                  Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES           (Level 1)         (Level 2)            (Level 3)             Total
-------------------------        --------------   -----------------   -------------------   --------------
ENTERPRISE FUND
   Equity securities
      COMMON STOCKS              $  279,643,355      $         0           $        0       $  279,643,355
   Corporate bonds and notes                  0                0            2,342,629            2,342,629
   Investment companies               2,257,481       24,872,500                    0           27,129,981
                                 $  281,900,836      $24,872,500           $2,342,629       $  309,115,965
INTRINSIC SMALL CAP VALUE FUND
   Equity securities
      COMMON STOCKS              $  277,544,527      $         0           $        0       $  277,544,527
   Corporate bonds and notes                  0                0            1,130,776            1,130,776
   Investment companies              11,287,606       12,318,200                    0           23,605,806
                                 $  288,832,133      $12,318,200           $1,130,776       $  302,281,109
MID CAP DISCIPLINED FUND
   Equity securities
      COMMON STOCKS              $  649,649,587      $         0           $        0       $  649,649,587
   Corporate bonds and notes                  0                0            2,139,338            2,139,338
   Investment companies               8,905,409       49,828,455                    0           58,733,864
                                 $  658,554,996      $49,828,455           $2,139,338       $  710,522,789
OPPORTUNITY FUND
   Equity securities
      COMMON STOCKS              $1,289,401,734      $15,865,257           $        0       $1,305,266,991
   Corporate bonds and notes                  0                0            6,258,668            6,258,668
   Investment companies              69,836,861       51,369,575                    0          121,206,436
                                 $1,359,238,595      $67,234,832           $6,258,668       $1,432,732,095
SMALL/MID CAP VALUE FUND
   Equity securities
      COMMON STOCKS              $  242,291,604      $         0           $3,878,568       $  246,170,172
      WARRANTS                        1,652,642                0                    0            1,652,642
   Investment companies               7,744,342                0                    0            7,744,342
                                 $  251,688,588      $         0           $3,878,568       $  255,567,156

Further details on the major security types listed above can be found in the each Fund's Portfolio of Investments.

             74 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                       Intrinsic          Mid Cap                         Small/Mid
                                   Discovery         Enterprise        Small Cap        Disciplined       Opportunity     Cap Value
                                      Fund              Fund           Value Fund           Fund              Fund           Fund
                                ---------------   ---------------   ---------------   ---------------   ---------------   ----------
                                CORPORATE BONDS   CORPORATE BONDS   CORPORATE BONDS   CORPORATE BONDS   CORPORATE BONDS     COMMON
                                   AND NOTES         AND NOTES         AND NOTES         AND NOTES         AND NOTES        STOCKS
                                ---------------   ---------------   ---------------   ---------------   ---------------   ----------
BALANCE AS OF OCTOBER 31,
   2009                           $2,129,510        $2,093,758         $1,010,647        $1,912,065        $5,593,775     $        0
   Realized gain (loss)              (19,117)          (18,796)            (9,073)          (17,166)          (50,217)             0
   Change in unrealized
      appreciation
      (depreciation)                 595,498           585,499            282,617           534,690         1,564,245         63,693
   Net purchases (sales)            (323,260)         (317,832)          (153,415)         (290,251)         (849,135)       397,870
   Net transfer in (out) of
      Level 3                              0                 0                  0                 0                 0      3,417,005
BALANCE AS OF APRIL 30, 2010      $2,382,631        $2,342,629         $1,130,776        $2,139,338        $6,258,668     $3,878,568
   Change in unrealized
      appreciation
      (depreciation) relating
      to securities held at
      the end of reporting
      period                      $  400,096        $  393,378         $  189,882        $  359,241        $1,050,966     $   63,693

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Funds Management. The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

For Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund and Opportunity Fund, Funds Management is paid an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of each Fund increases. For the six months ended April 30, 2010, the advisory fee for Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund and Opportunity Fund was equivalent to an annual rate of 0.75%, 0.75%, 0.74% and 071%, respectively, of each Fund's average daily net assets.

For Intrinsic Small Cap Value Fund and Small/Mid Cap Value Fund, Funds Management is paid an annual advisory fee starting at 0.85% and declining to 0.75% as the average daily net assets of each Fund increases. For the six months ended April 30, 2010, the advisory fee for Intrinsic Small Cap Value Fund and Small/Mid Cap Value Fund was equivalent to an annual rate of 0.85% of each Fund's average daily net assets.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Funds.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                         Administration Fees
                        Average Daily       (% of Average
                         Net Assets       Daily Net Assets)
                      ----------------   -------------------
Fund level            First $5 billion           0.05
                      Next $5 billion            0.04
                      Over $10 billion           0.03
Class A and Class C   All asset levels           0.28
Administrator Class   All asset levels           0.10
Institutional Class   All asset levels           0.08
Investor Class        All asset levels           0.38

             Wells Fargo Advantage Small and Mid Cap Stock Funds 75


Notes to Financial Statements (Unaudited)

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the six months ended April 30, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds. Expenses were waived and/or reimbursed by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class C shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of each class.

For the six months ended April 30, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                                 Front-end sales charges   Contingent deferred sales charges
                                 -----------------------   ---------------------------------
                                         Class A                        Class C
                                 -----------------------   ---------------------------------
DISCOVERY FUND                           $ 6,169                         $368
ENTERPRISE FUND                              925                            0
INTRINSIC SMALL CAP VALUE FUND             1,120                           48
MID CAP DISCIPLINED FUND                  23,107                           14
OPPORTUNITY FUND                           3,063                            0
SMALL/MID CAP VALUE FUND                  47,257                           48

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended April 30, 2010, were as follows:

                                 Purchases at Cost   Sales Proceeds
                                 -----------------   --------------
DISCOVERY FUND                      $220,653,672      $223,812,216
ENTERPRISE FUND                      177,741,541       187,903,936
INTRINSIC SMALL CAP VALUE FUND        69,079,243        97,012,375
MID CAP DISCIPLINED FUND             296,896,489       357,143,774
OPPORTUNITY FUND                     223,657,475       260,023,402
SMALL/MID CAP VALUE FUND              49,731,389        43,199,010

6. AFFILIATE ISSUERS

An affiliate company is a company in which the Fund has ownership of at least 5% of the outstanding shares. The following positions were held by Small/Mid Cap Value Fund at April 30, 2010:

                                                                                                       % of
                                          Value, Beginning    Cost of     Proceeds    Value, End   Outstanding
AFFILIATE                                     of Period      Purchases   from Sales    of Period     Shares
---------                                 ----------------   ---------   ----------   ----------   -----------
Allied HealthCare Products Incorporated      $3,443,163       $ 31,482    $655,976    $1,803,871      5.79
Bakers Footwear Group Incorporated              403,837        161,222     303,995     1,357,591      6.64

             76 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2010, Small/Mid Cap Value Fund entered into written options for hedging purposes and had written option activities as follows:

                                          Number of Contracts   Premiums Received
                                          -------------------   -----------------
Options outstanding at October 31, 2009            500              $ 170,146
Options written                                    410                103,693
Options closed                                    (895)              (272,196)
Options exercised                                  (15)                (1,643)
Options outstanding at April 30, 2010                0              $       0

As of April 30, 2010, Small/Mid Cap Value Fund did not have any open written options but had average premiums received in the amount of $118,237 during the six months ended April 30, 2010.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata.

For the six months ended April 30, 2010, there were no borrowings by the Funds under the agreement.

9. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into settlement agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG") to settlement market-timing investigations. In the settlements, Strong agreed to pay investor restitution and civil penalties. On September 14, 2009, the SEC approved the terms of the Distribution Plan for the disgorgement and civil penalties to the predecessor Strong Fund shareholders, and those eligible investors will receive proceeds as a result of the Distribution Plan. The successor funds are not expected to receive any portion of the proceeds. The settlement with the NYAG imposed fee reductions across the predecessor Strong Fund complex, and Funds Management agreed to honor these fee reductions for the benefit of shareholders across the successor funds to total $35 million by May 2009. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

11. SUBSEQUENT EVENT

At a Special Meeting of Shareholders held on May 18, 2010, shareholders of Intrinsic Small Cap Value Fund approved a new sub-advisory agreement with Metropolitan West Capital Management, LLC ("MetWest") to replace the current sub-advisory ageement with Wells Capital Management which became effective June 1, 2010. The sub-advisory fee rates payable by Funds Management to MetWest under the new sub-advisory agreement are the same as the rates payable by Funds Management to Wells Capital Management. With the change in sub-advisor on June 1, 2010, Wells Fargo Advantage Small Cap Disciplined Fund changed its name to Intrinsic Small Cap Value Fund and changed its principal investments and principal investment strategies.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 77


Other Information (Unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On May 18, 2010, a Special Meeting of Shareholders for Intrinsic Small Cap Value Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To consider and act upon an investment sub-advisory agreement between Funds Management and Metropolitan West Capital Management, LLC:

Shares voted "For"       10,477,765
Shares voted "Against"      180,356
Shares voted "Abstain"      419,086

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1 )of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                         Position Held and
Name and Age            Length of Service(2)             Principal Occupations During Past Five Years          Other Directorships
------------------   -------------------------   -----------------------------------------------------------   -------------------
Peter G. Gordon      Trustee, since 1998,        Co-Founder, Chairman, President and CEO of Crystal Geyser     None
67                   Chairman since 2005         Water Company.
                     (Lead Trustee since 2001)
Isaiah Harris, Jr.   Advisory Board Trustee,     Retired. Prior thereto, President and CEO of BellSouth        CIGNA Corporation
57                   since 2008                  Advertising and Publishing Corp from 2005 to 2007,            Deluxe Corporation
                                                 President and CEO of BellSouth Enterprises from 2004 to
                                                 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University
                                                 Foundation Board of Governors and a member of the Advisory
                                                 Board of Iowa State University School of Business.

             78 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Other Information (Unaudited)

                         Position Held and
Name and Age            Length of Service(2)             Principal Occupations During Past Five Years          Other Directorships
------------------   -------------------------   -----------------------------------------------------------   -------------------
Judith M. Johnson    Trustee, since 2008         Retired. Prior thereto, Chief Executive Officer and Chief     None
61                                               Investment Officer of Minneapolis Employees Retirement Fund
                                                 from 1996 to 2008. Ms. Johnson is a certified public
                                                 accountant and a certified managerial accountant.

David F. Larcker     Advisory Board Trustee,     James Irvin Miller Professor of Accounting at the Graduate    None
59                   since 2008                  School of Business, Stanford University, Director of
                                                 Corporate Governance Research Program and Co-Director of
                                                 The Rock Center for Corporate Governance since 2006. From
                                                 2005 to 2008, Professor of Accounting at the Graduate
                                                 School of Business, Stanford University. Prior thereto,
                                                 Ernst & Young Professor of Accounting at The Wharton
                                                 School, University of Pennsylvania from 1985 to 2005.

Olivia S. Mitchell   Trustee, since 2006         Professor of Insurance and Risk Management, Wharton School,   None
57                                               University of Pennsylvania. Director of the Boettner Center
                                                 on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research
                                                 associate, National Bureau of Economic Research.

Timothy J. Penny     Trustee, since 1996         President and CEO of Southern Minnesota Initiative            None
58                                               Foundation, a non-profit organization, since 2007 and
                                                 Senior Fellow at the Humphrey Institute Policy Forum at the
                                                 University of Minnesota since 1995. Member of the Board of
                                                 Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Donald C. Willeke    Trustee, since 1996         Principal of the law firm of Willeke & Daniels. General       None
69                                               Counsel of the Minneapolis Employees Retirement Fund from
                                                 1984 to present.

OFFICERS

                         Position Held and
Name and Age            Length of Service(2)             Principal Occupations During Past Five Years          Other Directorships
------------------   -------------------------   -----------------------------------------------------------   -------------------
Karla M. Rabusch     President, since 2003       Executive Vice President of Wells Fargo Bank, N.A. and        None
51                                               President of Wells Fargo Funds Management, LLC since 2003.
                                                 Senior Vice President and Chief Administrative Officer of
                                                 Wells Fargo Funds Management, LLC from 2001 to 2003.

C.  David Messman    Secretary, since 2000;      Senior Vice President and Secretary of Wells Fargo Funds      None
49                   Chief Legal Counsel,        Management, LLC since 2001. Vice President and
                     since 2003                  Managing Senior Counsel of Wells Fargo Bank, N.A. since
                                                 1996.

Kasey Phillips(3)    Treasurer, since 2009       Senior Vice President of Evergreen Investment Management      None
39                                               Company, LLC since 2006 and currently the Treasurer of the
                                                 Evergreen Funds since 2005. Vice President and Assistant
                                                 Vice President of Evergreen Investment Services, Inc. from
                                                 1999 to 2006.

David Berardi(4)     Assistant Treasurer,        Vice President of Evergreen Investment Management Company,    None
34                   since 2009                  LLC since 2008. Assistant Vice President of Evergreen
                                                 Investment Services, Inc. from 2004 to 2008. Manager of
                                                 Fund Reporting and Control for Evergreen Investment
                                                 Management Company, LLC since 2004.

Jeremy DePalma(4)    Assistant Treasurer,        Senior Vice President of Evergreen Investment Management      None
36                   since 2009                  Company, LLC since 2008. Vice President, Evergreen
                                                 Investment Services, Inc. from 2004 to 2007. Assistant Vice
                                                 President, Evergreen Investment Services, Inc. from 2000 to
                                                 2004 and the head of the Fund Reporting and Control Team
                                                 within Fund Administration since 2005.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 79


Other Information (Unaudited)

                         Position Held and
Name and Age            Length of Service(2)             Principal Occupations During Past Five Years          Other Directorships
------------------   -------------------------   -----------------------------------------------------------   -------------------
Debra Ann Early      Chief Compliance Officer,   Chief Compliance Officer of Wells Fargo Funds Management,     None
45                   since 2007                  LLC since 2007. Chief Compliance Officer of Parnassus
                                                 Investments from 2005 to 2007. Chief Financial Officer of
                                                 Parnassus Investments from 2004 to 2007 and Senior Audit
                                                 Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

             80 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

DISCOVERY FUND, ENTERPRISE FUND, MID CAP DISCIPLINED FUND, OPPORTUNITY FUND, INTRINSIC SMALL CAP VALUE FUND (F/K/A SMALL CAP DISCIPLINED FUND) AND SMALL/MID CAP VALUE FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Intrinsic Small Cap Value Fund (formerly named the Wells Fargo Advantage Small Cap Disciplined Fund) and Small/Mid Cap Value Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2009. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Funds, and in comparison to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Opportunity Fund and Small/Mid Cap Value Fund was higher than the median performance of the Universe for the periods under review. The Board also noted that the longer-term performance

             Wells Fargo Advantage Small and Mid Cap Stock Funds 81


Other Information (Unaudited)

of the Mid Cap Disciplined Fund and the Discovery Fund was higher than the median performance of the Universe and lower than the median performance of the Universe for the one-year period under review. The Board also noted that the performance of the Enterprise Fund was not appreciably lower than the median performance of the Universe for most periods under review, except for the 10-year period. The Board further noted that the performance of the Intrinsic Small Cap Value Fund was lower than the median performance of the Universe for most of the periods under review and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Intrinsic Small Cap Value Fund. The Board noted the change in the portfolio managers that occurred during the annual review period, and agreed that Funds Management was taking responsible steps to address such Fund's underperformance.

The Board received and considered information regarding each Fund's contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an "Expense Group") that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund's Expense Group. The Board noted that the net operating expense ratios of most of the Funds were in range of or lower than each such Fund's respective Expense Group's median net operating expense ratio. The Board also noted that the net operating expense ratio of the Opportunity Fund was higher than the Investor Class Expense Group's median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund's Expense Group median. The Board noted that the Advisory Agreement Rates for the Funds were in range of or higher than the median rate of each Fund's respective Expense Group. The Board also noted that the Net Advisory Rates for each Fund were in range of or higher than the median rates of each Fund's respective Expense Group. The Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for the Funds designed to lower the Funds' expenses. The Board concluded that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds' Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreements.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses that provide services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

             82 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Other Information (Unaudited)

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Funds.

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within an acceptable range of the fee rates offered to similarly situated series of the Trust by Funds Management and to other clients by Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board has reviewed information about the policies of Wells Capital Management in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board has reviewed information about Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds' shares, including the multiple channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 83


List of Abbreviations

THE FOLLOWING IS A LIST OF COMMON ABBREVIATIONS FOR TERMS AND ENTITIES WHICH MAY HAVE APPEARED IN THIS REPORT.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

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(GRAPHIC)
REDUCE CLUTTER.SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells Fargo & Company.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                               (GRAPHIC)
                                                       Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds          122817 06-10
                                                                                                       SMCNLD/SAR123 04-10

ITEM 2.  CODE OF ETHICS
=======================
Not required in this filing


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================
Not required in this filing.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
==============================================
Not required in this filing.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
===============================================
Not required in this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS
===============================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASES
===================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
============================================================
The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and
(v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.


ITEM 11. CONTROLS AND PROCEDURES
=================================
 (a) The President and Treasurers have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act) that occurred during the second quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Not required in this filing.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Wells Fargo Funds Trust


                                       By: /s/ Karla M. Rabusch


                                           Karla M. Rabusch
                                           President

                                       Date: June 28, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.




                                       By: /s/ Karla M. Rabusch

                                           Karla M. Rabusch
                                           President

                                       Date: June 28, 2010


                                       By: /s/ Kasey L. Phillips


                                           Kasey L. Phillips
                                           Treasurer

                                       Date: June 28, 2010